EXHIBIT 10.12

EXECUTION VERSION

LIMITED CONSENT AND AMENDMENT NO. 3

TO

ABL CREDIT AGREEMENT

This Limited Consent and Amendment No. 3 to ABL Credit Agreement, dated as of March         , 2010 (this “Amendment”), is entered into by and among HD SUPPLY, INC., a Delaware corporation (“HD Supply” or “Parent Borrower”), the other Borrowers party hereto, the other Loan Parties party hereto, the Lenders party hereto, GE BUSINESS FINANCIAL SERVICES INC. (“GE BFS”), as Administrative Agent, U.S. ABL Collateral Agent and a Lender, GE CANADA FINANCE HOLDING COMPANY (“GE Canada”), as Canadian Agent, Canadian Collateral Agent and a Lender, and GE CAPITAL MARKETS, INC., JPMORGAN SECURITIES INC., WELLS FARGO CAPITAL FINANCE, LLC AND BANC OF AMERICA SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners.

RECITALS

A. WHEREAS, the Parent Borrower, the other Loan Parties party thereto, the Administrative Agent, the other Agents party thereto and the Lenders are parties to that certain ABL Credit Agreement, dated as of August 30, 2007 (as amended or otherwise modified to date, as amended hereby and as it may be from time to time hereafter amended, restated or otherwise modified from time to time, the “Credit Agreement”).

B. WHEREAS, the Parent Borrower and the other Loan Parties have requested that the Administrative Agent and Lenders agree to certain amendments to the Credit Agreement, including, among other things described herein, in order to extend the maturity date of certain Commitments, to reduce certain Commitments and to convert certain Commitments into a term loan by certain Lenders to certain Borrowers, all as and to the extent, and solely as and to the extent, set forth in this Amendment and subject to the terms and conditions set forth in this Amendment.

C. WHEREAS, the Administrative Agent and the Lenders party hereto are willing to so amend the Credit Agreement as and to the extent, and solely as and to the extent, and subject to the terms and conditions set forth in this Amendment.

D. WHEREAS, the Parent Borrower and the other Loan Parties have requested that the Administrative Agent and the Supermajority Lenders consent to certain transactions as described below in this Amendment.

E.WHEREAS, the Administrative Agent and the Lenders party hereto are willing to so consent, as and to the extent, and solely as and to the extent, and subject to the terms and conditions set forth in this Amendment.

F. WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrowers by the Lenders, the Borrowers, the other Loan Parties, the Administrative Agent, the other Agents and the Lenders hereby agree as follows:

1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement (as amended hereby).

2. Amendments and Related Agreements.

2.1. Amended Credit Agreement. Subject to the terms and conditions hereof, and the occurrence of the Third Amendment Effective Date (as defined in the amended Credit Agreement attached hereto as Exhibit A), the Credit Agreement is hereby amended as reflected in Exhibit A attached hereto.

2.2. Extension of Maturity Date. Pursuant to its notice to the Lenders, delivered either prior to the date of this Amendment or by this Amendment, the Borrowers have requested that the Lenders agree to extend the existing maturity date of their respective Commitments under the Credit Agreement to an extended maturity date of the earlier of (i) June 1, 2014 and (ii) the maturity date (as may be extended and further extended from time to time) of the Extended Term Loans (as such term is defined in the Cash Flow Credit Agreement as in effect on the date hereof after giving effect to Amendment No. 3 thereto); provided, that, such extension or further extension shall be in an amount equal to not less than the then-outstanding principal amount (as reduced by any amortization and any other repayments) of the Extended Term Loans whose maturity is being extended on the Third Amendment Effective Date (the “Extended Maturity Date”). Each Lender that is willing to extend its existing Commitments under the Credit Agreement to the proposed Extended Maturity Date has executed this Amendment. The existing Commitments that are not being extended in accordance with this Amendment shall continue to have the maturity date in effect prior to giving effect to this Amendment (i.e., August 30, 2012). The parties hereto hereby acknowledge that the extension of the maturity dates of the applicable Commitments to the Extended Maturity Date is subject to the provisions of the amended Credit Agreement attached hereto as Exhibit A.

2.3. Conversion of Commitments. Subject to the terms and conditions hereof, and the occurrence of the Third Amendment Effective Date: (a) each Lender electing to convert its existing Commitments into Revolving Credit-2 Commitments and Term Loan Commitments (each such Revolving Lender, an “Extending Lender”), by its signature to this Amendment, agrees to convert its existing Commitments into Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 below and shall have the option to reduce its Commitments as provided in Section 2.4(c) below; and (b) the Commitments of each Revolving Lender not agreeing to convert to Revolving Credit-2 Commitments and Term Loan Commitments (each such Revolving Lender, a “Non-Extending Lender”) shall continue in effect as Revolving Credit-1 Commitments as set forth in the Register and the outstanding Revolving Credit Loans of each Non-Extending Lender shall continue in effect as Revolving Credit-1 Loans. Subject to the terms and conditions hereof, on the Third Amendment Effective Date, (a) the aggregate principal amount of the Term Loan Commitments shall be determined based on Section 2.4(a) applied to all Extending Lenders, (b) the aggregate principal amount of the Revolving Commitments shall be the sum of the aggregate Revolving Credit-1 Commitments and the aggregate Revolving Credit-2 Commitments and (c) the aggregate U.S. Facility Commitments shall be the sum of the Term Loan Commitments and U.S. Facility Revolving Commitments.

2.4. Amounts of Revolving Credit-2 Commitments and Term Loan Commitments. Subject to the terms and conditions hereof, and the occurrence of the Third Amendment Effective Date: (a) the amount of the Term Loan Commitment of each Extending Lender shall be equal to such Extending Lender’s Total Credit Percentage immediately prior to giving effect to this Amendment, times $250 million, (b) the amount of the Revolving Credit-2 Commitments of each Extending Lender that elects not to reduce its Commitments shall be equal to such Extending Lender’s total existing Commitments (as determined immediately prior to giving effect to this Amendment) minus the portion of such Extending Lender’s Commitments allocated to the Term Loan Commitment, with such allocation to be made to the Extending Lender’s U.S. Facility Commitment (as determined immediately prior to giving effect to this Amendment) and (c) the amount of the Revolving Credit-2 Commitments of each Extending Lender that elects to reduce its Commitments shall be equal to such Extending Lender’s total existing Commitments (as determined immediately prior to giving effect to this Amendment) minus the amount determined by multiplying such Extending Lender’s Total Credit Percentage immediately prior to giving effect to this Amendment, times $150 million, with such reduction to be made pro rata between such Extending Lender’s Canadian Facility Revolving Commitment and U.S. Facility Commitment (each as determined immediately prior to giving effect to this Amendment) minus the portion of such Extending Lender’s Commitments allocated to the Term Loan Commitment in accordance with the preceding clause (a), with such allocation to be made to the Extending Lender’s U.S. Facility Commitment (as determined immediately prior to giving effect to this Amendment).

2.5. Reallocation of Loans. Each Lender signatory hereto confirms and agrees as to the amounts of its Commitments as set forth on Schedule A hereto. All Revolving Credit Loans outstanding on the Third Amendment Effective Date shall be reallocated by the Administrative Agent in order that the outstanding balance of such Loans reflect the respective Commitments of the Lenders as set forth on Schedule A hereto. Pursuant to Section 4.12 of the Credit Agreement, the Borrowers agree to reimburse the Lenders for any amounts owing in connection with such reallocation; provided, that it is understood and agreed that the parties hereto and the Lenders shall make every effort to eliminate or mitigate, to the greatest extent possible, any LIBOR breakage amounts. For the avoidance of doubt, no notice of borrowing will be required to be delivered in connection with the reallocation of the Revolving Credit Loans on the Third Amendment Effective Date in accordance with the terms of this Amendment.

3. Representations and Warranties of the Borrowers and the Other Loan Parties. The Borrowers and the other Loan Parties, jointly and severally, hereby represent and warrant to the Administrative Agent and the Lenders, as of the date of this Amendment and as of the Third Amendment Effective Date, that:

3.1. The execution, delivery and performance by each Borrower and each other Loan Party of this Amendment have been duly authorized by all necessary corporate, limited liability company or other constituent document action, and this Amendment constitutes the legal, valid and binding obligation of each Borrower and each other Loan Party enforceable against each of them in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity (whether enforcement is sought by proceedings in equity or at law).

3.2. Each of the execution, delivery and performance of this Amendment by each Borrower and each other Loan Party and the consummation of the transactions contemplated hereby (a) will not violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect and (b) will not result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

3.3. No Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document or will occur and be continuing after or be triggered by the execution, delivery and performance of this Amendment or the consummation of any of the other actions contemplated hereby. In addition, each Borrower and each other Loan Party hereby represents, warrants and reaffirms that the Credit Agreement and each of the other Loan Documents to which it is a party remains in full force and effect.

4. Conditions Precedent to Effectiveness. The effectiveness of the amendments and other agreements set forth in Section 2 hereof are subject in each instance to the satisfaction of each of the following conditions precedent, each in a manner reasonably satisfactory to the Administrative Agent:

4.1. Amendment. This Amendment shall have been duly executed and delivered by each Borrower, each other Loan Party, each Agent and the Supermajority Lenders.

4.2. No Default. No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated hereby.

4.3. Amendment Fee. The Borrowers shall have paid to the Administrative Agent, for the pro rata account of each Extending Lender, an amendment fee in an amount equal to 1.00% of the aggregate principal amount of the Commitments of such Extending Lender which are being extended in connection with and pursuant to the terms of this Amendment (after giving effect to any reduction of such Commitments in connection with and pursuant to the terms of this Amendment).

4.4. Amendment to Cash Flow Credit Agreement. The Administrative Agent shall have received a duly executed version of an amendment to the Cash Flow Credit

Agreement, which amendment shall provide for a final maturity date of term loans under the Cash Flow Credit Agreement to be no earlier than the Extended Maturity Date, and which amendment shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

4.5. Legal Opinion. The Administrative Agent shall have received an opinion of counsel to the Borrowers and the other Loan Parties from each of (i) Debevoise & Plimpton LLP, (ii) Richards, Layton & Finger, P.A., as Delaware counsel to the Loan Parties and (iii) Miller Thompson Pouliot LLP, as Canadian counsel to the Loan Parties, each with respect to this Amendment, each covering such matters as the Administrative Agent shall reasonably request, and each in form and substance reasonably satisfactory to the Administrative Agent.

4.6. Resolutions. The Administrative Agent shall have received resolutions, in each case in form and substance reasonably satisfactory to Administrative Agent, of each Borrower’s and each other Loan Party’s Board of Directors or other applicable body, approving and authorizing the execution, delivery and performance of this Amendment and the transactions to be consummated in connection with this Amendment, each certified by such entity’s corporate secretary or assistant secretary as being in full force and effect without any modification or amendment as of the date of this Amendment.

4.7. Good Standing Certificates. The Administrative Agent shall have received with respect to each Borrower and each other Loan Party good standing certificates in such entity’s state of formation (or foreign equivalent), each dated a recent date prior to the date of this Amendment and certified by the applicable Secretary of State or other authorized Governmental Authority.

5. Post-Effective Provisions. The Borrowers covenant that they shall deliver to the Administrative Agent or U.S. ABL Collateral Agent, as applicable:

5.1. With respect to each Mortgage encumbering Mortgaged Property, an amendment thereof (each a “Mortgage Amendment”) providing notice to third parties of this Amendment, setting forth such changes as reasonably required by local counsel and U.S. ABL Collateral Agent and if required under applicable law, setting forth the Extended Maturity Date; which Mortgage Amendment shall be duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the U.S. ABL Collateral Agent;

5.2. With respect to each Mortgage Amendment (except any Mortgage Amendment relating to Mortgaged Property located in Texas), an endorsement to the existing mortgagee title insurance policy (collectively, the “Mortgage Policy”) issued with respect to each Mortgage encumbering such Mortgaged Property, which indicates as of the date of such endorsement that the Mortgaged Property subject to the lien of such Mortgage is free and clear of all defects and encumbrances subject only to Permitted Liens (as defined in the applicable Mortgage);

5.3. With respect to each Mortgage Amendment relating to Mortgaged Property located in Texas, an endorsement to the existing mortgagee title insurance policy (collectively, the “Texas Mortgage Policy”) issued with respect to each Mortgage encumbering such Mortgaged Property, in the form of the Texas Land Title Association T-38 Modification Endorsement, together with a title update search with respect to such Mortgaged Property, which indicates as of the date of such title update search that such Mortgaged Property subject to the lien of such Mortgage is free and clear of all defects and encumbrances subject only to Permitted Liens (as defined in the applicable Mortgage);

5.4. With respect to each Mortgage Amendment, opinions of local counsel to the Loan Parties, which opinions (a) shall be addressed to the Administrative Agent, the U.S. ABL Collateral Agent and each of the Secured Parties, (b) shall cover the enforceability of the respective Mortgage as amended by the Mortgage Amendment and such other matters incident to the transactions contemplated herein as the U.S. ABL Collateral Agent may reasonably request and (c) shall be in form and substance reasonably satisfactory to the U.S. ABL Collateral Agent;

5.5. With respect to each Mortgaged Property, such affidavits, certificates, information and instruments of indemnification as shall be required to induce the Title Insurance Company to issue the Mortgage Policies and the Texas Mortgage Policies contemplated in Sections 5.2 and 5.3; and

5.6. Evidence reasonably acceptable to the U.S. ABL Collateral Agent of payment by the Loan Parties of all applicable title insurance premiums, search and examination charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendments and issuance of the endorsements to Mortgage Policies and Texas Mortgage Policies referred to in Sections 5.2 and 5.3.

The applicable Loan Parties shall deliver or cause to be delivered each of the documents and instruments required pursuant to this Section 5 within sixty (60) days after the Effective Date of this Amendment, unless extended by the Administrative Agent in its reasonable discretion.

6. Reference to and Effect Upon the Credit Agreement and other Loan Documents.

6.1. Full Force and Effect. Except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by each Borrower and each other Loan Party. Each of Holding and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendments of the Credit Agreement effected pursuant to this Amendment. Each of Holding and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

6.2. No Waiver. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not, except as specifically provided herein (and, in the case of Exhibit A hereto, limited solely to the insertions and deletions marked as changes therein), be deemed to (a) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document or (b) prejudice any right, power or remedy which any Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

6.3. Certain Terms. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or “pdf” shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS:

HD SUPPLY, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Sr. Vice President, Strategic Business Development

HD SUPPLY CANADA INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

SOUTHWEST STAINLESS, L.P.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY ELECTRICAL, LTD.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY UTILITIES, LTD.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY FACILITIES MAINTENANCE, LTD.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY PLUMBING/HVAC, LTD.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY CONSTRUCTION SUPPLY, LTD.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY WATERWORKS, LTD.

By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

OTHER LOAN PARTIES:

HDS HOLDING CORPORATION

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

BRAFASCO HOLDINGS II, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

BRAFASCO HOLDINGS, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

COX LUMBER CO.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

CREATIVE TOUCH INTERIORS, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY CONSTRUCTION SUPPLY GROUP, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY FACILITIES MAINTENANCE GROUP, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY FASTENERS & TOOLS, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY GP & MANAGEMENT, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY MANAGEMENT, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY PLUMBING/HVAC GROUP, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY UTILITIES GROUP, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY WATERWORKS GROUP, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HSI IP, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

SUNBELT SUPPLY CANADA, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

WHITE CAP CONSTRUCTION SUPPLY, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

WORLD-WIDE TRAVEL NETWORK, INC.

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD BUILDER SOLUTIONS GROUP, LLC

By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY DISTRIBUTION SERVICES, LLC

By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY SUPPORT SERVICES, INC.

By:	/s/ Nigel Andre
Name:	Nigel Andre
Title:	Vice President and Treasurer

HD SUPPLY REPAIR & REMODEL, LLC

By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

PROVALUE, LLC

By:	HD Supply Support Services, Inc.,
its managing member

By:	/s/ Nigel Andre
Name:	Nigel Andre
Title:	Vice President and Treasurer

WILLIAMS BROS. LUMBER COMPANY, LLC

By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HD SUPPLY HOLDINGS, LLC

By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

MADISON CORNER, LLC

By:	Cox Lumber Co.,
its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

PARK-EMP, LLC

By:	Cox Lumber Co.
its manager

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

HDS IP HOLDING, LLC

By:	/s/ Ricardo Nunez
Name:	Ricardo Nunez
Title:	Vice President

PRO CANADIAN HOLDINGS I, ULC

By:	/s/ Vidya Chauhan
Name:	Vidya Chauhan
Title:	Vice President

GE BUSINESS
FINANCIAL SERVICES, INC.,
as Administrative Agent and a Lender

By:	/s/ Steven Flowers
Name:	Steven Flowers
Title:	Duly Authorized Signatory

GE CANADA FINANCE HOLDING COMPANY,
as Canadian Agent and a Lender

By:	/s/ Dan Billard
Name:	Dan Billard
Title:	Duly Authorized Signatory

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

WELLS FARGO CAPITAL FINANCE LLC,
as a Lender

By:	/s/ Matt Harbour
Name:	Matt Harbour
Title:	Vice President

☐ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

CAPITAL ONE LEVERAGE FINANCE CORP,
as a Lender

By:	/s/ Ari Kaplan
Name:	Ari Kaplan
Title:	Senior Vice President

☒ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

UPS CAPITAL CORPORATION,
as a Lender

By:	/s/ William Talbot
Name:	William Talbot
Title:	Duly Authorized Signatory

☒ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

REGIONS BANK,
as a Lender

By:	/s/ Elizabeth L. Waller
Name:	Elizabeth L. Waller
Title:	SVP

☒ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Matthew Kasper
Name:	Matthew Kasper
Title:	Relationship Manager

☒ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

SUNTRUST BANK,
as a Lender

By:	/s/ Mike Knuckles
Name:	Mike Knuckles
Title:	Director

☐ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

FUSION FUNDING, LTD.,
as a Lender

By:	/s/ Marie G. Molb
Name:	Marie G. Molb
Title:	Duly Authorized Signatory, as Servicer for Fusion Funding, Limited

☒ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Andrew A. Doherty
Name:	Andrew A. Doherty
Title:	Senior Vice President

☐ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

HSBC BUSINESS CREDIT (USA) INC.,
as a Lender

By:	/s/ Andrew Brown
Name:	Andrew Brown
Title:	Vice President

☐ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ D. Allison Rivera
Name:	D. Allison Rivera
Title:	Vice President

☒ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

☒ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

CITIZENS BANK,
as a Lender

By:	/s/ Todd A. Seehase
Name:	Todd A. Seehase
Title:	Vice President

☒ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

BURDALE CAPITAL FINANCE, INC.,
as a Lender

By:	/s/ Steven Sanicola
Name:	Steven Sanicola
Title:	Director

By:	/s/ Antimo Barbieri
Name:	Antimo Barbieri
Title:	Senior Vice President

☐ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

GE BUSINESS FINANCIAL SERVICES, INC.,
as a Lender

By:	/s/ Steven Flowers
Name:	Steven Flowers
Title:	Duly Authorized Signatory

☐ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Steven Flowers
Name:	Steven Flowers
Title:	Duly Authorized Signatory

☐ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

WACHOVIA BANK, N.A.,
as a Lender

By:	/s/ Matt Harbour
Name:	Matt Harbour
Title:	Vice President

☐ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

U.S. BANK NATIONAL ASSOCIATION,
as a Canadian Lender

By:	/s/ Paul Rodgers
Name:	Paul Rodgers
Title:	Principal Officer

☒ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

GE CANADA FINANCE HOLDING COMPANY,
as a Canadian Lender

By:	/s/ Dan Billard
Name:	Dan Billard
Title:	Duly Authorized Signatory

☐ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as a Canadian Lender

By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

☒ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

PNC BANK, NATIONAL ASSOCIATION AS A SUCCESSOR OF NATIONAL CITY BUSINESS CREDIT, INC.,
as a Canadian Lender

By:	/s/ D. Allison Rivera
Name:	D. Allison Rivera
Title:	Vice President

☒ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

WELLS FARGO FOOTHILL CANADA ULC,
as a Lender

By:	/s/ Sanat Amladi
Name:	Sanat Amladi
Title:	Vice President

☐ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

BANK OF AMERICA, N.A.,
as a Lender (acting through its Canada Branch)

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

☐ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

The undersigned, an existing Lender under the Credit Agreement, (i) agrees, by executing this signature page, to the terms of the Limited Consent and Amendment No. 3 to ABL Credit Agreement and the Credit Agreement (as amended by the Amendment) and (ii) elects, by executing this signature page, to (A) extend the maturity of all of the Commitments held by it to the Extended Maturity Date, and (B) convert the Commitments held by it to Revolving Credit-2 Commitments and Term Loan Commitments as provided in Section 2.4 of the Amendment, and (iii) if and only if it checks the box below, elects to reduce its existing Commitments as provided in Section 2.4(c) of the Amendment:

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA),
as a Lender

By:	/s/ Sanat Amladi
Name:	Sanat Amladi
Title:	Vice President

☐ Check this box only if you elect to reduce Commitments as provided in Section 2.4(c) of the Amendment*

*	This election shall apply to all Commitments. Partial reductions are not permitted.

SCHEDULE A

SCHEDULE OF COMMITMENTS

EXHIBIT A

Amended Credit Agreement

[See attached]

SCHEDULE A

SCHEDULE OF COMMITMENTS

Total U.S. Facility Revolving Credit-1 Commitments	$262,253,968.32
Total Canadian Facility Revolving Credit-1 Commitments	$41,746,031.77
Total U.S. Facility Revolving Credit-2 Commitments	$1,382,782,312.86
Total Canadian Facility Revolving Credit-2 Commitments	$154,693,877.53
Total Term Loan Commitments	$213,809,523.80

~~W&S Draft – 2/4/10 – CONFORMED TO REFLECT MODIFICATIONS TO DATE~~

~~$2,100,000,000~~

ABL CREDIT AGREEMENT

among

HDS ACQUISITION SUBSIDIARY, INC.,

to be merged with and into

HD SUPPLY, INC.,

as the Parent Borrower,

The Several Canadian Borrowers

from time to time party hereto,

The Several Subsidiary Borrowers

from time to time party hereto,

THE SEVERAL LENDERS

FROM TIME TO TIME PARTY HERETO,

GE BUSINESS FINANCIAL SERVICES INC.,

as Administrative Agent and U.S. ABL Collateral Agent,

LEHMAN BROTHERS INC. and J.P. MORGAN SECURITIES INC.,

as Co-Syndication Agents,

JPMORGAN CHASE BANK, N.A.,

as Issuing Lender

and

GE CANADA FINANCE HOLDING COMPANY,

as Canadian Agent and Canadian Collateral Agent,

and

GE CAPITAL MARKETS, INC.,

J.P. MORGAN SECURITIES INC., and

LEHMAN BROTHERS INC.,

as Joint Lead Arrangers,

and

GE CAPITAL MARKETS, INC.,

J.P. MORGAN SECURITIES INC., and

LEHMAN BROTHERS INC.,

as Joint Bookrunning Managers

Dated as of August 30, 2007

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

TABLE OF CONTENTS

Page
SECTION 1	DEFINITIONS	2
1.1	Defined Terms	2
1.2	Other Definitional Provisions	~~63~~68

SECTION 2	AMOUNT AND TERMS OF COMMITMENTS	~~64~~69
2.1	Revolving Commitments	~~64~~69
2.2	Procedure for Revolving Credit Borrowing	~~67~~73
2.3	Termination or Reduction of Revolving Commitments	~~68~~74
2.4	Swing Line Commitments	~~68~~74
2.5	Term Loans	77
2.6	Term Notes	77
2.7	Record of Loans	~~71~~77

SECTION 3	LETTERS OF CREDIT	~~72~~78
3.1	L/C Commitment	~~72~~78
3.2	Procedure for Issuance of Letters of Credit	~~73~~79
3.3	Fees, Commissions and Other Charges	~~74~~80
3.4	L/C Participations	~~74~~81
3.5	Reimbursement Obligation of the Borrowers	~~76~~83
3.6	Obligations Absolute	~~76~~83
3.7	Letter of Credit Payments	~~77~~84
3.8	Letter of Credit Request	~~77~~84
3.9	Additional Issuing Lenders	~~77~~84
3.10	Replacement of Issuing Lender	~~77~~84

SECTION 4	GENERAL PROVISIONS	~~78~~85
4.1	Interest Rates and Payment Dates	~~78~~85
4.2	Conversion and Continuation Options	~~79~~86
4.3	Minimum Amounts of Sets	~~80~~87
4.4	Prepayments	~~80~~87
4.5	Canadian Agent’s and Administrative Agent’s Fees; Other Fees	~~83~~90
4.6	Computation of Interest and Fees	~~83~~91
4.7	Inability to Determine Interest Rate	~~86~~94
4.8	Pro Rata Treatment and Payments	~~87~~94
4.9	Illegality	~~90~~97
4.10	Requirements of Law	~~90~~98
4.11	Taxes	~~92~~99
4.12	Indemnity	~~94~~102
4.13	Certain Rules Relating to the Payment of Additional Amounts	~~95~~102
4.14	Controls on Prepayment if Aggregate Outstanding Revolving Credit Exceeds Aggregate Revolving Commitments	~~96~~104
4.15	Canadian Facility Lenders	~~97~~104
4.16	Cash Receipts	~~97~~105

SECTION 5	REPRESENTATIONS AND WARRANTIES	~~100~~107
5.1	Financial Condition	~~100~~107
5.2	Solvent; No Material Adverse Effect	~~100~~107

-i-

Page
5.3	Corporate Existence; Compliance with Law	~~100~~108
5.4	Corporate Power; Authorization; Enforceable Obligations	~~100~~108
5.5	No Legal Bar	~~101~~108
5.6	No Material Litigation	~~101~~108
5.7	No Default	~~101~~109
5.8	Ownership of Property; Liens	~~101~~109
5.9	Intellectual Property	~~102~~109
5.10	Taxes	~~102~~109
5.11	Federal Regulations	~~102~~109
5.12	ERISA	~~102~~109
5.13	Collateral	~~103~~110
5.14	Investment Company Act	~~103~~111
5.15	Subsidiaries	~~104~~111
5.16	Purpose of Loans	~~104~~111
5.17	Environmental Matters	~~104~~111
5.18	Eligible Accounts	~~104~~112
5.19	Eligible Inventory	~~104~~112
5.20	No Material Misstatements	~~105~~112

SECTION 6	CONDITIONS PRECEDENT	~~105~~112
6.1	Conditions to Effectiveness and Initial Extension of Credit	~~105~~112
6.2	Conditions Precedent to Each Other Extension of Credit and Letter of Credit Issuance	~~110~~117

SECTION 7	AFFIRMATIVE COVENANTS	~~110~~117
7.1	Financial Statements	~~111~~118
7.2	Certificates; Other Information	~~112~~119
7.3	Payment of Taxes	~~113~~120
7.4	Maintenance of Existence	~~113~~120
7.5	Maintenance of Property; Insurance	~~114~~121
7.6	Inspection of Property; Discussions	~~115~~122
7.7	Notices	~~115~~122
7.8	Compliance with Environmental Laws	~~117~~124
7.9	After-Acquired Real Property and Fixtures; Addition of Subsidiaries	~~117~~124
7.10	[Reserved]	~~119~~126
7.11	Maintenance of New York Process Agent	~~119~~126
7.12	Post-Closing Security Perfection	~~119~~126

SECTION 8	NEGATIVE COVENANTS	~~121~~128
8.1	[Reserved]	~~121~~128
8.2	[Reserved]	~~121~~128
8.3	Limitation on Fundamental Changes	~~121~~128
8.4	[Reserved]	~~123~~129
8.5	Limitation on Dividends, Acquisitions and Other Restricted Payments	~~123~~129
8.6	[Reserved]	~~127~~134
8.7	[Reserved]	~~127~~134
8.8	Limitation on Modifications of Debt Instruments and Other Documents	~~127~~134
8.9	[Reserved]	~~128~~135
8.10	Minimum Consolidated Fixed Charge Coverage Ratio Covenant	~~128~~135
8.11	Special Purpose Financing	~~128~~135

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Page
SECTION 9	EVENTS OF DEFAULT	~~129~~135

SECTION 10	THE AGENTS AND THE OTHER REPRESENTATIVES	~~132~~139
10.1	Appointment	~~132~~139
10.2	Delegation of Duties	~~134~~140
10.3	Exculpatory Provisions	~~134~~140
10.4	Reliance by the Administrative Agent	~~134~~141
10.5	Notice of Default	~~135~~141
10.6	Acknowledgement and Representations by Lenders	~~135~~142
10.7	Indemnification	~~136~~142
10.8	The Agents and Other Representatives in Their Individual Capacity	~~136~~143
10.9	Right to Request and Act on Instructions	~~137~~143
10.10	Successor Agent	~~138~~145
10.11	Other Representatives	~~139~~146
10.12	Swing Line Lender	~~139~~146
10.13	Withholding Tax	~~139~~146
10.14	Approved Electronic Communications	~~140~~146
10.15	Appointment of Borrower Representatives	~~140~~146
10.16	Reports	~~140~~147
10.17	Application of Proceeds	~~141~~147

SECTION 11	MISCELLANEOUS	~~142~~149
11.1	Amendments and Waivers	~~142~~149
11.2	Notices	~~145~~152
11.3	No Waiver; Cumulative Remedies	~~148~~156
11.4	Survival of Representations and Warranties	~~148~~157
11.5	Payment of Expenses and Taxes	~~148~~157
11.6	Successors and Assigns; Participations and Assignments	~~149~~158
11.7	Adjustments; Set-off; Calculations; Computations	~~154~~162
11.8	Judgment	~~155~~163
11.9	Counterparts	~~155~~164
11.10	Severability	~~155~~164
11.11	Integration	~~155~~164
11.12	GOVERNING LAW	~~155~~164
11.13	Submission to Jurisdiction; Waivers	~~156~~165
11.14	Acknowledgements	~~157~~166
11.15	WAIVER OF JURY TRIAL	~~157~~166
11.16	Confidentiality	~~157~~166
11.17	Additional Indebtedness	~~158~~167
11.18	USA Patriot Act Notice	~~159~~167
11.19	Special Provisions Regarding Pledges of Capital Stock in, and Promissory Notes Owed by, Persons Not Organized in the U.S. or Canada	~~159~~167
11.20	Joint and Several Liability; Postponement of Subrogation	~~159~~168
11.21	Language	~~160~~169

-iii-

SCHEDULES

A	Commitments and Addresses
4.16(a)	DDAs
5.4	Consents Required
5.6	Litigation
5.8	Mortgaged Properties
5.15	Subsidiaries
5.17	Environmental Matters
6.1(c)	Lien Searches
7.12(a)	Security Perfection
7.12(b)(ii)	Real Property Opinions
7.12(b)(iii)	Title Insurance Policies
7.12(b)(vii)	Zoning Reports

EXHIBITS

A	Form of Assignment and Acceptance
B	Form of Joinder Agreement
C-1	Form of Canadian Guarantee and Collateral Agreement
C-2	Form of Guarantee and Collateral Agreement
C-3	Form of Quebec Security Documents
D	Form of Holding Pledge Agreement
E	Form of Intercreditor Agreement
F	Form of Letter of Credit Request
G	Form of Mortgage
H	Form of Swing Line Loan Participation Certificate
I-1	Form of Revolving Note
I-2 Form of Term Note
I-3	Form of Swing Line Note
J	Form of U.S. Tax Compliance Certificate
K-1	Form of Opinion of Debevoise & Plimpton LLP, Special New York Counsel to the Loan Parties
K-2	Form of Opinion of Richards, Layton & Finger, P.A., Special Delaware Counsel to the Loan Parties
K-3	Form of Opinion of Miller Thomson Pouliot LLP, Special Québec Counsel to the Loan Parties
K-4	Form of Opinion of Miller Thomson LLP, Special Ontario Counsel to the Loan Parties
K-5	Form of Opinion of Miller Thomson LLP, Special British Columbia Counsel to the Loan Parties
K-6	Form of Opinion of Miller Thomson LLP, Special Alberta Counsel to the Loan Parties
K-7	Form of Opinion of McInnes Cooper, Special Nova Scotia, New Brunswick and Prince Edward Island Counsel to the Loan Parties
K-8	Form of Opinion of MacPherson Leslie & Tyerman LLP, Special Saskatchewan Counsel to the Loan Parties
K-9	Form of Opinion of Monk Goodwin LLP, special Manitoba Counsel to the Loan Parties
K-10	Form of Opinion of Holland & Knight LLP, Special Florida Counsel to the Loan Parties
K-11	Form of Opinion of Holland & Knight LLP, Special Maryland Counsel to the Loan Parties

-iv-

K-12	Form of Opinion of Hale Lane Peek Dennison and Howard, Special Nevada Counsel to the Loan Parties
K-13	Form of Opinion of Baker Botts LLP, Special Texas Counsel to the Loan Parties
L	Form of Officer’s Certificate
M	Form of Secretary’s Certificate
N	Form of Borrowing Base Certificate

-v-

ABL CREDIT AGREEMENT, dated as of August 30, 2007, among HDS ACQUISITION SUBSIDIARY, INC., a Delaware corporation (“Acquisition Corp.” and, together with any assignee of, or successor by merger to, Acquisition Corp.’s rights and obligations hereunder (including HD Supply, Inc. as a result of the Merger (as defined below)) as provided herein, the “Parent Borrower,” as further defined in subsection 1.1), and each Subsidiary Borrower of the Parent Borrower party hereto from time to time (as further defined in subsection 1.1, and, together with the Parent Borrower and the Canadian Borrowers (as hereinafter defined), collectively referred to herein as the “Borrowers” and each being individually referred to as a “Borrower”), the several banks and other financial institutions from time to time party to this Agreement (as further defined in subsection 1.1, the “Lenders”), GE BUSINESS FINANCIAL SERVICES INC. (“GE BFS”), as administrative agent and collateral agent for the Lenders hereunder (in such capacities, respectively, the “Administrative Agent” and the “U.S. ABL Collateral Agent”), JPMORGAN CHASE BANK, N.A., as the U.S. facility issuing lender and Canadian facility issuing lender (in such capacity and as further defined in subsection 1.1, an “Issuing Lender”), LEHMAN BROTHERS INC. and J.P. MORGAN SECURITIES INC., as co-syndication agents (in such capacity, the “Co-Syndication Agents”) and GE CANADA FINANCE HOLDING COMPANY, as Canadian agent and Canadian collateral agent for the Lenders hereunder (in such capacities, respectively, the “Canadian Agent” and the “Canadian Collateral Agent”).

The parties hereto hereby agree as follows:

W I T N E S S E T H:

WHEREAS, HDS Investment Holding, Inc., a Delaware corporation formerly known as Pro Acquisition Corporation (“Holding Parent”) and newly organized by Clayton, Dubilier & Rice, Inc. (“CD&R”), Bain Capital Partners, LLC (an Affiliate of Bain Capital, LLC (“Bain Capital”)) and Carlyle Investment Management, LLC (“Carlyle,” and together with CD&R and Bain Capital, the “Sponsors”), entered into the Purchase and Sale Agreement, dated as of June 19, 2007 (as amended on August 14, 2007, August 23, 2007 and August 27, 2007, the “Acquisition Agreement”), with The Home Depot, Inc. (“THD”), THD Holdings, LLC, The Home Depot International, Inc. and Homer TLC, Inc. (The Home Depot, Inc., THD Holdings, LLC, The Home Depot International, Inc. and Homer TLC, Inc., collectively, the “Sellers”), pursuant to which Holding Parent has agreed to acquire (the “Acquisition”) all of the equity interests of (and, through an Affiliate of Holding Parent, certain intellectual property of) HD Supply, Inc., a Texas corporation (the “Acquired Business”), and CND Holdings, Inc., a Delaware corporation (the “Acquired Canadian Business”);

WHEREAS, in connection with the Acquisition, the Sponsors have organized HDS Holding Corporation, a Delaware corporation (“Holding”), 100.0% of whose equity interests are held by Holding Parent, Acquisition Corp., 100.0% of whose equity interests are held by Holding, and Pro Canadian Holdings I, ULC, a Nova Scotia unlimited company (“Canadian Acquisition Corp.”), 100.0% of whose equity interests are held by Acquisition Corp.;

WHEREAS, in connection with the Acquisition, Acquisition Corp. will acquire all of the equity interests of the Acquired Business and Canadian Acquisition Corp. will acquire all of the equity interests of the Acquired Canadian Business;

WHEREAS, immediately following the consummation of the Acquisition, Acquisition Corp. will merge (the “Merger”) with and into the Acquired Business, with the Acquired Business being the surviving corporation of the Merger;

WHEREAS, Acquisition Corp. will receive a direct or indirect cash investment from the Investors (capitalized terms that are used in these Recitals and not defined herein are used as defined in subsection 1.1) and/or one or more other investors determined by the Investors, in an aggregate amount of at least $2,600.0 million, of which (i) up to $325.0 million may be in the form of rollover equity of THD and (ii) up to $120.0 million may at the Sponsors’ option be bridged on the Closing Date from the ABL Credit Facility (the “Equity Financing”);

WHEREAS, on the Closing Date, the Parent Borrower will enter into the Cash Flow Credit Agreement, pursuant to which the Parent Borrower will obtain senior secured loans in an aggregate principal amount of up to $1,300.0 million;

WHEREAS, on the Closing Date, the Borrower will issue (x) its senior unsecured notes in an aggregate principal amount of up to $2,500.0 million and (y) its senior subordinated unsecured notes in an aggregate principal amount of up to $1,300.0 million; and

WHEREAS, in order to (i) fund (in part) the Transactions, (ii) pay certain fees and expenses related to the Transactions and (iii) finance the working capital and other business requirements and other general corporate purposes of the Borrowers and their respective Subsidiaries, the Borrowers have requested that the Lenders extend credit in the form of Revolving Credit Loans under an ABL Facility in an aggregate principal amount at any time outstanding of up to $2,100.0 million and Letters of Credit issued from time to time under such facility, in each case as provided for herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

SECTION 1 DEFINITIONS.

1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“ABL Collateral Agents”: the collective reference to the U.S. ABL Collateral Agent and the Canadian Collateral Agent.

“ABL Facility”: the collective reference to this Agreement, any Loan Documents, any notes and letters of credit issued pursuant hereto and any guarantee and collateral agreement, patent and trademark security agreement, mortgages, letter of credit applications and other guarantees, pledge agreements, security agreements and collateral documents, and other instruments and documents, executed and delivered pursuant to or in connection with any of the foregoing, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part, whether with the original agent and lenders or other agents and lenders or otherwise, and whether provided under this Agreement or one or more other credit agreements, indentures or financing agreements or otherwise, unless such agreement expressly provides that it is not intended to be and is not an ABL Facility hereunder). Without limiting the generality of the foregoing, the term “ABL Facility” shall include any agreement (i) changing the maturity of any Indebtedness Incurred thereunder or contemplated thereby, (ii) adding Subsidiaries of the Parent Borrower as additional borrowers or guarantors thereunder, (iii) increasing the amount of Indebtedness Incurred thereunder or available to be borrowed thereunder or (iv) otherwise altering the terms and conditions thereof.

“ABR”: for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1.0%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1.0%. “Prime Rate” shall mean (x) in respect of Loans made to any U.S. Borrower, the rate of interest per annum publicly announced from time to time by JPMorgan (or another bank of recognized standing reasonably selected by the Administrative Agent and reasonably satisfactory to the U.S. Borrower Representative) as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by JPMorgan or such other bank in connection with extensions of credit to debtors), and (y) in respect of Loans made to a Canadian Borrower, the rate of interest per annum publicly announced from time to time by Royal Bank of Canada (or another bank of recognized standing reasonably selected by the Canadian Agent and reasonably satisfactory to the Canadian Borrower Representative) as its base rate of interest (however designated) chargeable by it on United States Dollar commercial loans in Canada (such base rate of interest not being intended to be the lowest rate of interest charged by Royal Bank of Canada in connection with extensions of credit to debtors). “Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“ABR Loans”: Loans to which the rate of interest applicable to which is based upon the ABR or, with respect to Canadian Facility Revolving Credit Loans denominated in Canadian Dollars, the Canadian Prime Rate.

“Acceleration”: as defined in subsection 9(e).

“Accounts”: as defined in the UCC or (to the extent governed thereby) the PPSA as in effect from time to time or (to the extent governed by the Civil Code of Québec) defined as all “claims” for the purposes of the Civil Code of Québec; and, with respect to any Person, all such Accounts of such Person, whether now existing or existing in the future, including (a) all accounts receivable of such Person (whether or not specifically listed on schedules furnished to the Administrative Agent and Canadian Agent), including all accounts created by or arising from all of such Person’s sales of goods or rendition of services made under any of its trade names, or through any of its divisions, (b) all unpaid rights of such Person (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom, (c) all rights to any goods represented by any of the foregoing, including returned or repossessed goods, (d) all reserves and credit balances held by such Person with respect to any such accounts receivable of any Obligors, (e) all letters of credit, guarantees or collateral for any of the foregoing and (f) all insurance policies or rights relating to any of the foregoing.

“Account Debtor”: “account debtor” as defined in Article 9 of the UCC or (to the extent governed thereby) any similar provision of the PPSA.

“Acquired Business”: as defined in the Recitals.

“Acquired Canadian Business”: as defined in the Recitals.

“Acquired Indebtedness”: Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case other than Indebtedness Incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition. Acquired Indebtedness shall be deemed to be Incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

“Acquisition”: as defined in the Recitals.

“Acquisition Agreement”: as defined in the Recitals.

“Acquisition Corp.”: as defined in the Preamble.

“Additional Indebtedness”: as defined in the Intercreditor Agreement.

“Administrative Agent”: as defined in the Preamble and shall include any successor to the Administrative Agent appointed pursuant to subsection 10.10.

“Affected BA Rate”: as defined in subsection 4.7.

“Affected Eurocurrency Rate”: as defined in subsection 4.7.

“Affected Loans”: as defined in subsection 4.9.

“Affiliate”: with respect to any specified Person, any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. For the avoidance of doubt, THD and its Affiliates will not be deemed to be Affiliates of the Parent Borrower or any of its Subsidiaries.

“Agent Advance”: as defined in subsection 2.1(d).

“Agent Advance Period”: as defined in subsection 2.1(d).

“Agents”: the collective reference to the Administrative Agent, the Syndication Agent, the U.S. ABL Collateral Agent, the Canadian Agent, (other than for purposes of subsection 11.5): the Co-Documentation Agents and the Canadian Collateral Agent.

“Aggregate Canadian Borrower Extensions”: at any time, shall be an amount equal to the Dollar Equivalent sum of (a) the Canadian Facility L/C Obligations, (b) the outstanding principal amount of Agent Advances to the Canadian Borrowers and (c) the outstanding principal amount of Canadian Facility Revolving Credit Loans to the Canadian Borrowers, in each case as at such time.

“Aggregate Canadian Facility Lender Exposure”: at any time the aggregate Canadian Facility Lender Exposure of all Canadian Facility Lenders at such time.

“Aggregate Outstanding Credit”: at any time the sum of the Aggregate Outstanding Revolving Credit and the outstanding principal amount of the Term Loans, in each case as at such time.

“Aggregate Outstanding Revolving Credit”: at any time the sum of the Aggregate U.S. Borrower Revolving Extensions and the Aggregate Canadian Borrower Extensions, in each case as at such time.

“Aggregate U.S. Borrower Revolving Extensions”: at any time, shall be an amount equal to the sum of (a) the U.S. Facility L/C Obligations, (b) the outstanding principal amount of Agent Advances to the U.S. Borrowers, (c) the outstanding principal amount of U.S. Facility Revolving Credit Loans and Canadian Facility Revolving Credit Loans to the U.S. Borrowers, and (d) the outstanding principal amount of ~~Swingline~~Swing Line Loans (provided that for purposes of calculating Available Commitments pursuant to subsection 4.5(a) such amount in this clause (d) shall be zero), in each case as at such time.

“Aggregate U.S. Facility Revolving Lender Exposure”: at any time the aggregate U.S. Facility Revolving Lender Exposure of all U.S. Facility Revolving Lenders ~~at such time.”Aggregate Outstanding Revolving Credit”: at any time the sum of the Aggregate U.S. Borrower Extensions and the Aggregate Canadian Borrower Extensions, in each case as~~ at such time.

“Agreement”: this ABL Credit Agreement, as amended, supplemented, waived or otherwise modified, from time to time.

“Amendment No. 2 Effective Date”: the date of execution of Amendment No. 2 to this Credit Agreement among the Parent Borrower, the Administrative Agent, the Canadian Agent, the U.S. ABL Collateral Agent, the Canadian Collateral Agent and the lenders party thereto.

~~“Applicable Margin”: (i) with respect to ABR Loans, 0.50% per annum, (ii) with respect to Eurocurrency Loans, 1.50% per annum and (iii) with respect to BA Equivalent Loans, 1.50% per annum.~~

“Applicable Margin”: (1) with respect to all periods through but not including the Third Amendment Effective Date, the rate(s) per annum as in effect from time to time under the Agreement prior to the Third Amendment Effective Date, and (2) with respect to all periods commencing on or after the Third Amendment Effective Date, (a) with respect to ABR Loans, (i) 0.50% per annum in the case of ABR Loans that are Revolving Credit-1 Loans, (ii) 2.25% per annum in the case of ABR Loans that are Revolving Credit-2 Loans and Swing Line Loans and (iii) 2.25% per annum in the case of ABR Loans that are Term Loans; (b) with respect to Eurocurrency Loans, (i) 1.50% per annum in the case of Eurocurrency Loans that are Revolving Credit-1 Loans, (ii) 3.25% per annum in the case of Eurocurrency Loans that are Revolving Credit-2 Loans, and (iii) 3.25% per annum in the case of Eurocurrency Loans that are Term Loans and (c) with respect to BA Equivalent Loans, (i) 1.50% per annum in the case of BA Equivalent Loans that are Revolving Credit-1 Loans and (ii) 3.25% per annum in the case of BA Equivalent Loans that are Revolving Credit-2 Loans.

“Approved Electronic Communications”: each notice, demand, communication, information, document and other material that any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agent or Canadian Agent pursuant to any Loan Document or the transactions contemplated therein, including (a) any supplement, joinder or amendment to the Security Documents and any other written communication delivered or required to be delivered in respect of any Loan Document or the transactions contemplated therein and (b) any financial statement, financial and other report, notice, request, certificate and other information material; provided that “Approved Electronic Communications” shall exclude (i) any notice pursuant to subsection 4.4 and (ii) all notices of any Default.

“Approved Electronic Platform”: as defined in subsection 10.14.

“Approved Fund”: as defined in subsection 11.6(b).

“Asset Disposition”: any sale, lease, abandonment, transfer or other disposition of shares of Capital Stock of a Restricted Subsidiary (other than directors’ qualifying shares, or (in the case of a Foreign Subsidiary) to the extent required by applicable law), property or other assets (each referred to for the purposes of this definition as a “disposition”) by the Parent Borrower or any of its Restricted Subsidiaries (including any disposition by means of a merger, consolidation or similar transaction), other than

(i) a disposition to the Parent Borrower or a Subsidiary Guarantor,

(ii) a disposition in the ordinary course of business,

(iii) a disposition of Cash Equivalents, Investment Grade Securities or Temporary Cash Investments,

(iv) the sale or discount (with or without recourse, and on customary or commercially reasonable terms) of accounts receivable or notes receivable arising in the ordinary course of business, or the conversion or exchange of accounts receivable for notes receivable,

(v) any Restricted Payment Transaction,

(vi) a disposition that is governed by the provisions of subsection 8.3,

(vii) any Financing Disposition,

(viii) any “fee in lieu” or other disposition of assets to any Governmental Authority that continue in use by the Parent Borrower or any Restricted Subsidiary, so long as the Parent Borrower or any Restricted Subsidiary may obtain title to such assets upon reasonable notice by paying a nominal fee,

(ix) any exchange of property pursuant to or intended to qualify under Section 1031 (or any successor section) of the Code, or any exchange of equipment to be leased, rented or otherwise used in a Related Business,

(x) any financing transaction with respect to property built or acquired by the Parent Borrower or any Restricted Subsidiary after the Closing Date, including any sale/leaseback transaction or asset securitization,

(xi) any disposition arising from foreclosure, condemnation or similar action with respect to any property or other assets, or exercise of termination rights under any lease, license, concession or other agreement, or pursuant to buy/sell arrangements under any joint venture or similar agreement or arrangement,

(xii) any disposition of Capital Stock, Indebtedness or other securities of an Unrestricted Subsidiary,

(xiii) a disposition of Capital Stock of a Restricted Subsidiary pursuant to an agreement or other obligation with or to a Person (other than the Parent Borrower or a Restricted Subsidiary) from whom such Restricted Subsidiary was acquired, or from whom such Restricted Subsidiary acquired its business and assets (having been newly formed in connection with such acquisition), entered into in connection with such acquisition,

(xiv) a disposition of not more than 5.0% of the outstanding Capital Stock of a Foreign Subsidiary that has been approved by the Board of Directors,

(xv) any disposition or series of related dispositions for aggregate consideration not to exceed $30.0 million,

(xvi) any Exempt Sale and Leaseback Transaction,

(xvii) the abandonment or other disposition of patents, trademarks or other intellectual property that are, in the reasonable judgment of the Parent Borrower, no longer economically practicable to maintain or useful in the conduct of the business of the Parent Borrower and its Subsidiaries taken as a whole or

(xviii) dispositions for Net Available Cash not exceeding in the aggregate in any fiscal year (A) $50.0 million minus (B) the Net Available Cash in such fiscal year from Recovery Events classified by the Parent Borrower pursuant to clause (y) of the definition of “Recovery Event.”

“Assignee”: as defined in subsection 11.6(b)(i).

“Assignment and Acceptance”: an Assignment and Acceptance, substantially in the form of Exhibit A.

“Availability Reserves”: without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, such reserves, subject to subsection 2.1(c), as the Administrative Agent or the Canadian Agent, as applicable, in its Permitted Discretion determines as being appropriate to reflect any impediments to the realization upon the Collateral consisting of Eligible Accounts or Eligible Inventory included in the U.S. Borrowing Base or Canadian Borrowing Base (including claims that the Administrative Agent or the Canadian Agent, as applicable, determines will need to be satisfied in connection with the realization upon such Collateral).

“Available Commitment”: (A) as to any Canadian Facility Lender at any time, an amount equal to the excess, if any, of (a) the amount of its Canadian Facility Revolving Commitment at such time over (b) its Canadian Facility Lender Exposure at such time, and (B) as to any U.S. Facility Revolving Lender at any time, an amount equal to the excess, if any, of (a) the amount of its U.S. Facility Revolving Commitment at such time over (b) its U.S. Facility Revolving Lender Exposure at such time; collectively, as to all the Lenders, the “Available Commitments.”

“BA Equivalent Loan”: any Loan in Canadian Dollars bearing interest at a rate determined by reference to the BA Rate in accordance with the provisions of Section 2.

“BA Fee”: any amount calculated by multiplying the face amount of each Bankers’ Acceptance by the Applicable Margin for BA Equivalent Loans, and then multiplying the result by a fraction, the numerator of which is the duration of its term on the basis of the actual number of days to elapse from and including the date of acceptance of a Bankers’ Acceptance by the Lender up to but excluding the maturity date of the Bankers’ Acceptance and the denominator of which is the number of days in the calendar year in question.

“BA Proceeds”: in respect of any Bankers’ Acceptance, an amount calculated on the applicable Borrowing Date which is (rounded to the nearest full cent, with one half of one cent being rounded up) equal to the face amount of such Bankers’ Acceptance multiplied by the price, where the price is calculated by dividing one by the sum of one plus the product of (i) the BA Rate applicable thereto expressed as a decimal fraction multiplied by (ii) a fraction, the numerator of which is the term of such Bankers’ Acceptance and the denominator of which is 365, which calculated price will be rounded to the nearest multiple of 0.001%.

“BA Rate”: with respect to an issue of Bankers’ Acceptances in Canadian Dollars with the same maturity date, (a) for a Schedule I Lender, (i) the rate of interest per annum equal to the rates applicable to Bankers’ Acceptances having an identical or comparable term as the proposed BA Equivalent Loan or Bankers’ Acceptance displayed and identified as such on the display referred to as the “CDOR Page” (or any display substituted therefor) of Reuter Monitor Money Rates Service as at or about 10:00 A.M. (Toronto time) of such day (or, if such day is not a Business Day, as of 10:00 A.M. (Toronto time) on the immediately preceding Business Day), or (ii) if such rates do not appear on the CDOR Page at such time and on such date, the rate for such date will be the annual discount rate (rounded upward to the nearest whole multiple of 1/100 of 1.0%) as of 10:00 A.M. (Toronto time) on such day at which such Lender is then offering to purchase Bankers’ Acceptances accepted by it having such specified term (or a term as closely as possible comparable to such specified term), and (b) for a Lender which is not a Schedule I Lender, the lesser of (i) the arithmetic average of the annual discount rates for Bankers’ Acceptances for such term quoted by such Lender at or about 10:00 A.M. (Toronto time) and (ii) the annual discount rate applicable to Bankers’ Acceptances as determined for the Schedule I Lender in (a) above for the same Bankers’ Acceptances issue plus 10 basis points; and

“Bain Capital”: as defined in the Recitals.

“Bain Capital Investors”: the collective reference to (i) Bain Capital, (ii) Bain Capital Partners Fund IX, L.P. and any legal successor thereto and (iii) any Affiliate of any Bain Capital Investor, but not including any portfolio company of any Bain Capital Investor.

“Bank Indebtedness”: any and all amounts, whether outstanding on the Closing Date or thereafter incurred, payable under or in respect of any Credit Facility, including any principal, premium, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower or any Restricted Subsidiary, whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees, other monetary obligations of any nature and all other amounts payable thereunder or in respect thereof.

“Bankers’ Acceptance” and “B/A”: a bill of exchange within the meaning of the Bills of Exchange Act (Canada), including a depository bill issued in accordance with the Depository Bills and Notes Act (Canada), denominated in Canadian Dollars, drawn by the Canadian Borrowers and accepted by a Canadian Facility Lender in accordance herewith and includes a Discount Note.

“BBA LIBOR Rates Page”: as defined in the definition of “Eurocurrency Base Rate.”

“Benefited Lender”: as defined in subsection 11.7(a).

“Board”: the Board of Governors of the Federal Reserve System.

“Board of Directors”: for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the Board of Directors of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such Board of Directors. Unless otherwise provided, “Board of Directors” means the Board of Directors of the Parent Borrower.

“Borrower”: as defined in the Preamble.

“Borrower Representative”: a collective reference to the U.S. Borrower Representative or the Canadian Borrower Representative, or either of them, as the context may require.

“Borrowing”: the borrowing of one Type of Loan of a single Tranche by either the U.S. Borrowers (on a joint and several basis) or the Canadian Borrowers (on a joint and several basis), from all the Lenders having Commitments of the respective Tranche on a given date (or resulting from a conversion or conversions on such date), having in the case of Eurocurrency Loans and BA Equivalent Loans the same Interest Period.

“Borrowing Base”: at any time, an amount equal to the sum of the Canadian Borrowing Base and the U.S. Borrowing Base, in each case as at such time.

“Borrowing Base Certificate”: as defined in subsection 7.2(f).

“Borrowing Date”: any Business Day specified in a notice pursuant to subsections 2.2, 2.4 or 3.2 as a date on which the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, requests the Lenders to make Loans hereunder or an Issuing Lender to issue Letters of Credit hereunder.

“Business Day”: a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York (or (x) with respect only to Loans made by a Canadian Facility Lender and Canadian Facility Letters of Credit issued by a Canadian Facility Issuing Lender, Toronto, Canada and (y) with respect only to U.S. Facility Letters of Credit issued by an U.S. Facility Issuing Lender not located in the City of New York, the location of such Issuing Lender) are authorized or required by law to close in New York City, except that, when used in connection with a Eurocurrency Loan, “Business Day” shall mean, in the case of any Eurocurrency Loan in Dollars, any Business Day on which dealings in Dollars between banks may be carried on in London, England and New York, New York and, in the case of any Eurocurrency Loan in any Canadian Dollars, a day on which dealings in such Canadian Dollars between banks may be carried on in London, England, New York, New York and Toronto, Canada.

“Canadian Acquisition Corp.”: as defined in the Recitals.

“Canadian Agent”: as defined in the Preamble.

“Canadian Borrower Representative”: as defined in subsection 10.15.

“Canadian Borrowers”: each entity organized under the laws of Canada or any province or other political subdivision thereof and, where such entity organized in Canada is an entity other than a corporation, which is a resident of Canada for the purposes of the Income Tax Act Canada that becomes a Borrower pursuant to a Joinder Agreement, together with their respective successors and assigns.

“Canadian Borrowing Base”: the sum of, at any time, in each case using the Dollar Equivalent of all amounts in Canadian Dollars: (1) 90.0% (until the first anniversary of the Closing Date) and 85.0% (thereafter) of the Net Orderly Liquidation Value of Eligible Canadian Inventory at such time, (2) 90.0% (until the first anniversary of the Closing Date) and 85.0% (thereafter) of the book value of Eligible Canadian Accounts at such time, (3) Unrestricted Cash (to the extent held in a Canadian Concentration Account over which the Canadian Collateral Agent has a valid Lien or in any related investment or other account that is subject to a Canadian Concentration Account Agreement) of the Canadian Borrowers and the Canadian Subsidiary Guarantors at such time and (4) the amount, if any, by which the U.S. Borrowing Base exceeds the sum of the Aggregate U.S. Borrower Revolving Extensions and the outstanding principal amount of the Term Loans at such time. The Canadian Borrowing Base, as of any date of determination, shall not include Inventory the acquisition of which shall have been financed or refinanced by the Incurrence of Purchase Money Obligations to the extent such Purchase Money Obligations (or any Refinancing Indebtedness in respect thereof) shall then remain outstanding (on a pro forma basis after giving effect to an Incurrence of Indebtedness and the application of proceeds therefrom).

“Canadian Collateral Agent”: as defined in the Preamble.

“Canadian Concentration Account”: as defined in subsection 4.16(c).

“Canadian Concentration Account Agreement”: as defined in subsection 4.16(c).

“Canadian Dollars” and “Cdn$”: the lawful currency of Canada, as in effect from time to time.

“Canadian Extender of Credit”: as defined in subsection 4.15.

“Canadian Facility”: the credit facility available to the Canadian Borrowers and the U.S. Borrowers hereunder.

~~“Canadian Facility Commitment”: as to any Canadian Facility Lender, its obligation to make Loans to, and/or participate in Letters of Credit issued on behalf of, and/or participate in Agent Advances made to, in each case the Borrowers in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A under the heading “Canadian Facility Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Commitment assigned to such Assignee pursuant to subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Lenders, the “Canadian Facility Commitments.”~~

~~“Canadian Facility Commitment Percentage”: of any Canadian Facility Lender at any time shall be that percentage which is equal to a fraction (expressed as a percentage) the numerator of which is the Canadian Facility Commitment of such Canadian Facility Lender at such time and the denominator of which is the Total Canadian Facility Commitment at such time, provided that if any such determination is to be made after the Total Canadian Facility Commitment (and the related Canadian Facility Commitments of the Canadian Facility Lenders) has (or have) terminated, the determination of such percentages shall be made immediately before giving effect to such termination.~~

“Canadian Facility Issuing Lender”: as the context may require, (i) JPMorgan Chase Bank, N.A., Toronto Branch or any Affiliate thereof, in its capacity as issuer of any Canadian Facility Letter of Credit and/or (ii) any other Canadian Facility Lender that may become a Canadian Facility Issuing Lender under subsection 3.9.

“Canadian Facility L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Canadian Facility Letters of Credit and (b) the aggregate amount of drawings under Canadian Facility Letters of Credit which have not then been reimbursed pursuant to subsection 3.5(a).

“Canadian Facility L/C Participants”: the Canadian Facility Lenders.

“Canadian Facility Lender~~”: each financial institution or combination of financial institutions listed on the signature pages hereto as a Canadian Facility Lender, and any other Person or combination of Persons that becomes a party hereto as a Canadian Facility Lender pursuant to an Assignment Agreement or a Joinder Agreement; provided that:~~

~~(a) each Canadian Facility Lender shall be comprised of either (i) two branches of a financial institution, or (ii) two affiliated Persons; and~~

~~(b) each Canadian Facility Lender (whether individually through separate branches or collectively through affiliates) shall be both (i) a Canadian Resident, and (ii) a Person with capacity to lend to the US Borrowers in Dollars such that all payments from the US Borrowers to such Person or its applicable lending office for the US Borrowers shall be made free and clear of U.S. withholding~~

 ~~tax.”Canadian Facility Lender Exposure~~”: of any Canadian Facility Lender at any time shall be an amount equal to its Canadian Facility Revolving Commitment Percentage of the Dollar Equivalent sum of (a) the Canadian Facility L/C Obligations then outstanding, (b) the outstanding Agent Advances to the Borrowers, and (c) the outstanding Canadian Facility Revolving Credit Loans, in each case as at such time.

“Canadian Facility Lenders”: the Canadian Facility Revolving Credit-1 Lenders and the Canadian Facility Revolving Credit-2 Lenders.

“Canadian Facility Letters of Credit”: Letters of Credit issued by the Canadian Facility Issuing Lender to, or for the account of, the Canadian Borrowers, pursuant to subsection 3.1.

“Canadian Facility Revolving Commitment Percentage”: of any Canadian Facility Lender at any time shall be that percentage which is equal to a fraction (expressed as a percentage) the numerator of which is the Canadian Facility Revolving Commitment of such Canadian Facility Lender at such time and the denominator of which is the Total Canadian Facility Revolving Commitment at such time, provided that if any such determination is to be made after the Total Canadian Facility Revolving Commitment (and the related Canadian Facility Revolving Commitments of the Canadian Facility Lenders) has (or have) terminated, the determination of such percentages shall be made immediately before giving effect to such termination.

“Canadian Facility Revolving Commitments”: as to any Canadian Facility Lender, its Canadian Facility Revolving Credit-1 Commitments and its Canadian Facility Revolving Credit-2 Commitments.

“Canadian Facility Revolving Credit Loan”: as defined in subsection 2.1(b).

“Canadian Facility Revolving Credit-1 Commitment”: as to any Canadian Facility Revolving Credit-1 Lender, its obligation to make Canadian Facility Revolving Credit-1 Loans to, and/or participate in Letters of Credit issued on behalf of, and/or participate in Agent Advances made to, in each case the Borrowers in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A to the Third Amendment to Credit Agreement under the heading “Canadian Facility Revolving Credit-1 Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Commitment assigned to such Assignee pursuant to subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Lenders, the “Canadian Facility Revolving Credit-1 Commitments.”

“Canadian Facility Revolving Credit-1 Lender”: each Lender that has a Canadian Facility Revolving Credit-1 Commitment; provided that:

(a) each Canadian Facility Revolving Credit-1 Lender shall be comprised of either (i) two branches of a financial institution, or (ii) two affiliated Persons; and

(b) each Canadian Facility Revolving Credit-1 Lender (whether individually through separate branches or collectively through affiliates) shall be both (i) a Canadian Resident, and (ii) a Person with capacity to lend to the U.S. Borrowers in Dollars such that all payments from the U.S. Borrowers to such Person or its applicable lending office for the U.S. Borrowers shall be made free and clear of U.S. withholding tax.

“Canadian Facility Revolving Credit-1 Loan”: a Canadian Facility Revolving Credit Loan made by a Canadian Facility Lender pursuant to such Canadian Facility Lender’s Canadian Facility Revolving Credit-1 Commitment.

“Canadian Facility Revolving Credit-2 Commitment”: as to any Canadian Facility Revolving Credit-2 Lender, its obligation to make Canadian Facility Revolving Credit-2 Loans to, and/or participate in Letters of Credit issued on behalf of, and/or participate in Agent Advances made to, in each case the Borrowers in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A to the Third Amendment to Credit Agreement under the heading “Canadian Facility Revolving Credit-2 Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Commitment assigned to such Assignee pursuant to subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Lenders, the “Canadian Facility Revolving Credit-2 Commitments.”

“Canadian Facility Revolving Credit-2 Lender”: each Lender that has a Canadian Facility Revolving Credit-2 Commitment; provided that:

(a) each Canadian Facility Revolving Credit-2 Lender shall be comprised of either (i) two branches of a financial institution, or (ii) two affiliated Persons; and

(b) each Canadian Facility Revolving Credit-2 Lender (whether individually through separate branches or collectively through affiliates) shall be both (i) a Canadian Resident, and (ii) a Person with capacity to lend to the U.S. Borrowers in Dollars such that all payments from the U.S. Borrowers to such Person or its applicable lending office for the U.S. Borrowers shall be made free and clear of U.S. withholding tax.

“Canadian Facility Revolving Credit-2 Loan”: a Canadian Facility Revolving Credit Loan made by a Canadian Facility Lender pursuant to such Canadian Facility Lender’s Canadian Facility Revolving Credit-2 Commitment.

“Canadian Guarantee and Collateral Agreement”: the Canadian Guarantee and Collateral Agreement delivered to the Canadian Collateral Agent as of the date hereof, substantially in the form of Exhibit C-1, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Canadian Loan Parties”: each Canadian Borrower and each Canadian Subsidiary Guarantor.

“Canadian Prime Rate”: the greater of (a) rate of interest publicly announced from time to time by JPMorgan Chase Bank, N.A., Toronto Branch as its reference rate of interest for loans made in Canadian Dollars to Canadian customers and designed as its “prime” rate and (b) the rate of interest per annum equal to the average annual yield rate for one-month Canadian Dollar bankers’ acceptances (expressed for such purposes as a yearly rate per annum) which is shown on the “CDOR Page” (or any substitute) at 10:00 A.M. (Toronto time) on such day (or if not a Business Day, the preceding Business Day), plus 0.75% per annum. Any change in the Canadian Prime Rate, to the extent due to a change in JPMorgan Chase Bank, N.A., Toronto Branch’s prime rate or base rate, as applicable, shall be effective on the effective date of such change in JPMorgan Chase Bank, N.A., Toronto Branch’s prime rate or base rate, as applicable.

“Canadian Priority Payables”: at any time, with respect to the Canadian Borrowers and Canadian Subsidiary Guarantors:

(a) the amount past due and owing by such Person, or the accrued amount for which such Person has an obligation to remit to a Governmental Authority or other Person pursuant to any applicable law, rule or regulation, in respect of (i) pension fund obligations; (ii) unemployment insurance; (iii) goods and services taxes, sales taxes, employee income taxes and other taxes payable or to be remitted or withheld; (iv) workers’ compensation; (v) wages, vacation pay and severance pay; (vi) obligations owing to a supplier in respect of which section 81.1 of the Bankruptcy and Insolvency Act (Canada) applies; and (vii) other like charges and demands; in each case, in respect of which any Governmental Authority or other Person may claim a security interest, lien, trust or other claim ranking or capable of ranking in priority to or pari passu with one or more of the Liens granted in the Security Documents; and

(b) the aggregate amount of any other liabilities of such Person (i) in respect of which a trust has been or may be imposed on any Collateral to provide for payment or (ii) which are secured by a security interest, pledge, lien, charge, right or claim on any Collateral, in each case, pursuant to any applicable law, rule or regulation and which trust, security interest, pledge, lien, charge, right or claim ranks or is capable of ranking in priority to or pari passu with one or more of the Liens granted in the Security Documents.

“Canadian Resident”: (a) a person resident in Canada for purposes of the Income Tax Act (Canada), (b) an authorized foreign bank which at all times holds all of its interest in any obligations owed by a Canadian Borrower hereunder in the course of its Canadian banking business for purposes of subsection 212(13.3) of the Income Tax Act (Canada) or (c) any Lender with respect to which payments to such Lender of interest, fees, commission or any other amount payable by the Canadian Borrowers under the Loan Documents are not subject to any Non-Excluded Taxes imposed by Canada or any political subdivision or taxing authority thereof or therein and that is able to establish to the satisfaction of the Canadian Agent and the Canadian Borrower Representative that, based on applicable law in effect on the date such Lender becomes a Lender, any such payments to or for the benefit of such Lender are not subject to the withholding or deduction of any such Non-Excluded Taxes.

“Canadian Revolving Credit-1 Facility”: at any time, the aggregate amount of the Canadian Facility Lenders’ Canadian Facility Revolving Credit-1 Commitments at such time.

“Canadian Revolving Credit-1 Loan Share”: the percentage constituted by the aggregate Canadian Facility Revolving Credit-1 Commitments of all the Canadian Facility Revolving Credit-1 Lenders with respect to the Total Canadian Facility Revolving Commitments.

“Canadian Revolving Credit-2 Facility”: at any time, the aggregate amount of the Canadian Facility Lenders’ Canadian Facility Revolving Credit-2 Commitments at such time.

“Canadian Revolving Credit-2 Loan Share”: the percentage constituted by the aggregate Canadian Facility Revolving Credit-2 Commitments of all the Canadian Facility Revolving Credit-2 Lenders with respect to the Total Canadian Facility Revolving Commitments.

“Canadian Secured Parties”: the “Secured Parties” as defined in the Canadian Guarantee and Collateral Agreement.

“Canadian Security Documents”: the collective reference to the Canadian Guarantee and Collateral Agreement, the Quebec Security Documents and all other similar security documents hereafter delivered to the U.S. ABL Collateral Agent or the Canadian Collateral Agent granting or perfecting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Canadian Loan Parties hereunder and/or under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities, including any security documents executed and delivered or caused to be delivered to the U.S. ABL Collateral Agent or the Canadian Collateral Agent pursuant to subsection 7.9(a), 7.9(b) or 7.9(c), in each case, as amended, supplemented, waived or otherwise modified from time to time.

“Canadian Subsidiary”: each Subsidiary of the Parent Borrower that is incorporated or organized under the laws of Canada or any province or political subdivision thereof.

“Canadian Subsidiary Guarantor”: each Canadian Subsidiary of any Canadian Borrower which executes and delivers the Canadian Guarantee and Collateral Agreement, in each case, unless and until such time as the respective Canadian Subsidiary Guarantor ceases to constitute a Canadian Subsidiary of the Parent Borrower or is released from all of its obligations under the Canadian Guarantee and Collateral Agreement in accordance with the terms and provisions thereof.

“Capital Expenditures”: with respect to any Person for any period, the aggregate of all expenditures by such Person and its consolidated Subsidiaries during such period (exclusive of expenditures made for Investments not prohibited hereby or for acquisitions permitted by subsection 8.5) which, in accordance with GAAP, are or should be included in “capital expenditures.”

“Capital Stock”: with respect to any Person, any and all shares of, rights to purchase, warrants or options for, or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

“Capitalized Lease Obligation”: an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP. The Stated Maturity of any Capitalized Lease Obligation shall be the date of the last payment of rent or any other amount due under the related lease.

“Captive Insurance Subsidiary”: any Subsidiary of the Parent Borrower that is subject to regulation as an insurance company.

“Carlyle”: as defined in the Recitals.

“Carlyle Investors”: the collective reference to (i) Carlyle, (ii) Carlyle Partners V, L.P. and any legal successor thereto and (iii) any Affiliate of any Carlyle Investor, but not including any portfolio company of any Carlyle Investor.

“Cash Equivalents”: any of the following: (a) money, (b) securities issued or fully guaranteed or insured by the United States of America, a member state of The European Union or Canadian government or any agency or instrumentality of any thereof, (c) time deposits, certificates of deposit or bankers’ acceptances of (i) any lender under any Senior Credit Facility or any affiliate thereof, (ii) JPMorgan Chase Bank, N.A., SunTrust Banks, Inc., Wells Fargo & Company, Bank of America, N.A., Wachovia Bank, National Association, Scotiabank, The Toronto-Dominion Bank, Bank of Montreal, or any of their respective affiliates or (iii) any commercial bank having capital and surplus in excess of $500.0 million and the commercial paper of the holding company of which is rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or if at such time neither is issuing ratings, then a comparable rating of another nationally recognized rating agency), (d) money market instruments, commercial paper or other short-term obligations rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or if at such time neither is issuing ratings, then a comparable rating of another nationally recognized rating agency), (e) investments in money market funds subject to the risk limiting conditions of Rule 2a-7 or any successor rule of the SEC under the Investment Company Act of 1940, as amended, (f) Canadian dollars and (g) investments similar to any of the foregoing denominated in Canadian Dollars or any other foreign currencies approved by the Board of Directors.

“Cash Flow Administrative Agent”: Merrill Lynch Capital Corporation, in its capacity as administrative agent under the Cash Flow Credit Agreement, or any successor administrative agent under the Cash Flow Credit Agreement.

“Cash Flow Collateral Agent”: Merrill Lynch Capital Corporation, in its capacity as collateral agent under the Cash Flow Credit Agreement, or any successor collateral agent under the Cash Flow Credit Agreement.

“Cash Flow Credit Agreement”: that Credit Agreement, dated as of the Closing Date, among the Parent Borrower, the lenders party thereto, Merrill Lynch Capital Corporation as the Cash Flow Administrative Agent and the Cash Flow Collateral Agent for the Cash Flow Secured Parties, and the other parties thereto, as such agreement may be amended, supplemented, waived or otherwise modified from time to time or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part, whether with the original administrative agent and lenders or other agents and lenders or otherwise, and whether provided under the original Cash Flow Credit Agreement or other credit agreements or otherwise, unless, other than for purposes of the definition of Debt Service Charges, such agreement or instrument expressly provides that it is not intended to be and is not a Cash Flow Credit Agreement hereunder). Any reference to the Cash Flow Credit Agreement hereunder shall be deemed a reference to any Cash Flow Credit Agreement then in existence.

“Cash Flow Loan Documents”: the Loan Documents (as such term is used in the Cash Flow Credit Agreement) as the same may be amended, supplemented, waived, otherwise modified, extended, renewed, refinanced or replaced from time to time.

“Cash Flow Facility”: the collective reference to the Cash Flow Credit Agreement, any Cash Flow Loan Documents, any notes and letters of credit issued pursuant thereto and any guarantee and collateral agreement, patent and trademark security agreement, mortgages, letter of credit applications and other guarantees, pledge agreements, security agreements and collateral documents, and other instruments and documents, executed and delivered pursuant to or in connection with any of the foregoing, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part, whether with the original agent and lenders or other agents and lenders or otherwise, and whether provided under the original Cash Flow Credit Agreement or one or more other credit agreements, indentures or financing agreements or otherwise, unless, except for purposes of the definition of Debt Service Charges, such agreement expressly provides that it is not intended to be and is not a Cash Flow Facility hereunder). Without limiting the generality of the foregoing, the term “Cash Flow Facility” shall include any agreement (i) changing the maturity of any Indebtedness Incurred thereunder or contemplated thereby, (ii) adding Subsidiaries of the Parent Borrower as additional borrowers or guarantors thereunder, (iii) increasing the amount of Indebtedness Incurred thereunder or available to be borrowed thereunder or (iv) otherwise altering the terms and conditions thereof.

“Cash Flow Secured Parties”: the Cash Flow Administrative Agent, the Cash Flow Collateral Agent and each Person that is a lender under the Cash Flow Credit Agreement.

“CD&R”: as defined in the Recitals.

“CD&R Investors”: collectively, (i) CD&R, (ii) Clayton, Dubilier & Rice Fund VII, L.P., or any legal successor thereto, (iii) Clayton, Dubilier & Rice Fund VII (Co-Investment), L.P., or any legal successor thereto, (iv) CD&R Parallel Fund VII, L.P., or any legal successor thereto, and (v) any Affiliate of any CD&R Investor, but not including any portfolio company of any CD&R Investor.

“Change in Law”: as defined in subsection 4.11(a).

“Change of Control”:

(i)(x) the Permitted Holders shall in the aggregate be the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of (A) so long as the Parent Borrower is a Subsidiary of any Parent, shares of Voting Stock having less than 35.0% of the total voting power of all outstanding shares of such Parent (other than a Parent that is a Subsidiary of another Parent) and (B) if the Parent Borrower is not a Subsidiary of any Parent, shares of Voting Stock having less than 35.0% of the total voting power of all outstanding shares of the Parent Borrower and (y) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, shall be the “beneficial owner” of (A) so long as the Parent Borrower is a Subsidiary of any Parent, shares of Voting Stock having more than 35.0% of the total voting power of all outstanding shares of such Parent (other than a Parent that is a Subsidiary of another Parent) and (B) if the Borrower is not a Subsidiary of any Parent, shares of Voting Stock having more than 35.0% of the total voting power of all outstanding shares of the Parent Borrower;

(ii) the Continuing Directors shall cease to constitute a majority of the members of the Board of Directors of the Parent Borrower;

(iii) Holding shall cease to own, directly or indirectly, 100.0% of the Capital Stock of the Borrower (or any successor to the Parent Borrower permitted pursuant to subsection 8.3); or

(iv) a “Change of Control” as defined in the Senior Notes Indenture or the Senior Subordinated Notes Indenture (or other similar event described therein as a “change of control”).

Notwithstanding anything to the contrary in the foregoing, the Transactions shall not constitute or give rise to a Change of Control.

“Closing Date”: the date on which all the conditions precedent set forth in subsection 6.1 shall be satisfied or waived.

“Co-Documentation Agents”: General Electric Capital Corporation, Banc of America Securities LLC and Wells Fargo Foothills, LLC, or their respective affiliates, provided that no entity shall become a Co-Documentation agent prior to ~~is~~it or one of its affiliates becoming a Lender.

“Co-Syndication Agents”: as defined in the Preamble.

“Code”: the Internal Revenue Code of 1986, as amended from time to time.

“Collateral”: all assets of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

“Commercial Letter of Credit”: as defined in subsection 3.1(a).

“Commitment”: as to any Lender, its U.S. Facility Revolving Commitment ~~and~~, its Canadian Facility Revolving Commitment~~. The original amount of the aggregate Commitments of the Revolving Lenders is the Dollar Equivalent of $2,100.0 million.~~ and its Term Loan Commitment.

“Commitment Fee Percentage”: ~~0.25~~(a) prior to (but not including) the Third Amendment Effective Date, 0.25% per annum and (b) on or after the Third Amendment Effective Date, with respect to

Revolving Credit-1 Lenders, 0.25% per annum, and, with respect to Revolving Credit-2 Lenders, 0.75% per annum.

“Commitment Percentage”: as to any Lender, its Canadian Facility Revolving Commitment Percentage ~~and/or~~, U.S. Facility Revolving Commitment Percentage, and/or Term Commitment Percentage as the context may require.

~~“Commitment Period”: the period from and including the Closing Date to but not including the Maturity Date, or such earlier date as the Commitments shall terminate as provided herein.~~

“Commercial Letter of Credit”: as defined in subsection 3.1(a).

“Commodities Agreement”: in respect of a Person, any commodity futures contract, forward contract, option or similar agreement or arrangement (including derivative agreements or arrangements), as to which such Person is a party or beneficiary.

“Commonly Controlled Entity”: an entity, whether or not incorporated, which is under common control with the Parent Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Parent Borrower and which is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Sections 414(m) and (o) of the Code.

“Concentration Account”: as defined in subsection 4.16(b).

“Concentration Account Agreement”: as defined in subsection 4.16(b).

“Conduit Lender”: any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument delivered to the Administrative Agent and Canadian Agent (a copy of which shall be provided by the Administrative Agent to the Borrower Representative on request); provided that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations under this Agreement, including its obligation to fund a Loan if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to any provision of this Agreement, including subsections 4.10, 4.11, 4.12 or 11.5, than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender if such designating Lender had not designated such Conduit Lender hereunder, (b) be deemed to have any Commitment, (c) be designated if such designation would otherwise increase the costs of the ABL Facility to any Borrower or (d) if relating to any Canadian Facility Lender, not be a Canadian Resident.

“Consolidated Coverage Ratio”: at the date of determination thereof, the ratio of (i) the aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Parent Borrower are available, to (ii) Consolidated Interest Expense for such four fiscal quarters (in each of the foregoing clauses (i) and (ii), determined for each fiscal quarter (or portion thereof) of the four fiscal quarters (or portion thereof) ending prior to the Closing Date on a pro forma basis to give effect to the Acquisition and the Merger as if such transactions had occurred at the beginning of such four-quarter period); provided that

(1) if since the beginning of such period the Parent Borrower or any Restricted Subsidiary has Incurred any Indebtedness that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period (except that in making such computation, the amount of Indebtedness under any revolving credit facility outstanding on the date of such calculation shall be computed based on (A) the average daily balance of such Indebtedness during such four fiscal quarters or such shorter period for which such facility was outstanding or (B) if such facility was created after the end of such four fiscal quarters, the average daily balance of such Indebtedness during the period from the date of creation of such facility to the date of such calculation),

(2) if since the beginning of such period the Parent Borrower or any Restricted Subsidiary has repaid, repurchased, redeemed, defeased or otherwise acquired, retired or discharged any Indebtedness that is no longer outstanding on such date of determination (each, a “Discharge”) or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio involves a Discharge of Indebtedness (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid), Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Discharge of such Indebtedness, including with the proceeds of such new Indebtedness, as if such Discharge had occurred on the first day of such period,

(3) if since the beginning of such period the Parent Borrower or any Restricted Subsidiary shall have disposed of any company, any business or any group of assets constituting an operating unit of a business (any such disposition, a “Sale”), the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets that are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to (A) the Consolidated Interest Expense attributable to any Indebtedness of the Parent Borrower or any Restricted Subsidiary repaid, repurchased, redeemed, defeased or otherwise acquired, retired or discharged with respect to the Parent Borrower and its continuing Restricted Subsidiaries in connection with such Sale for such period (including but not limited to through the assumption of such Indebtedness by another Person) plus (B) if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period attributable to the Indebtedness of such Restricted Subsidiary to the extent the Parent Borrower and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such Sale,

(4) if since the beginning of such period the Parent Borrower or any Restricted Subsidiary (by merger, consolidation or otherwise) shall have made an Investment in any Person that thereby becomes a Restricted Subsidiary, or otherwise acquired any company, any business or any group of assets constituting an operating unit of a business, including any such Investment or acquisition occurring in connection with a transaction causing a calculation to be made hereunder (any such Investment or acquisition, a “Purchase”), Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any related Indebtedness) as if such Purchase occurred on the first day of such period, and

(5) if since the beginning of such period any Person became a Restricted Subsidiary or was merged or consolidated with or into the Parent Borrower or any Restricted Subsidiary, and since the beginning of such period such Person shall have Discharged any Indebtedness or made any Sale or Purchase that would have required an adjustment pursuant to clause (2), (3) or (4) above if made by the Parent Borrower or a Restricted Subsidiary since the beginning of such period, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Discharge, Sale or Purchase occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase or other transaction, or the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred or repaid, repurchased, redeemed, defeased or otherwise acquired, retired or discharged in connection therewith, the pro forma calculations in respect thereof (including in respect of anticipated net cost savings or synergies relating to any such Sale, Purchase or other transaction) shall be as determined in good faith by the Chief Financial Officer or another Responsible Officer of the Parent Borrower; provided that such net cost savings or synergies are reasonably identifiable and factually supportable. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness). If any Indebtedness bears, at the option of the Parent Borrower or a Restricted Subsidiary, a rate of interest based on a prime or similar rate, a eurocurrency interbank offered rate or other fixed or floating rate, and such Indebtedness is being given pro forma effect, the interest expense on such Indebtedness shall be calculated by applying such optional rate as the Parent Borrower or such Restricted Subsidiary may designate. If any Indebtedness that is being given pro forma effect was Incurred under a revolving credit facility, the interest expense on such Indebtedness shall be computed based upon the average daily balance of such Indebtedness during the applicable period. Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate determined in good faith by a responsible financial or accounting officer of the Parent Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

“Consolidated Current Portion of Long Term Debt”: at the date of determination thereof, the current portion of Consolidated Long Term Debt that is included in Consolidated Short Term Debt on such date.

“Consolidated EBITDA”: for any period, the Consolidated Net Income for such period, plus the following to the extent deducted in calculating such Consolidated Net Income, without duplication:

(i) provision for all taxes (whether or not paid, estimated or accrued) based on income, profits or capital (including penalties and interest, if any),

(ii) Consolidated Interest Expense, all items excluded from the definition of Consolidated Interest Expense pursuant to clause (iii) thereof (other than Special Purpose Financing Expense), any Special Purpose Financing Fees and (for purposes of calculating the Consolidated Total Leverage Ratio and Consolidated Fixed Charge Coverage Ratio) any Special Purpose Financing Expense,

(iii) depreciation, amortization (including but not limited to amortization of goodwill and intangibles and amortization and write-off of financing costs) and all other non-cash charges or non-cash losses,

(iv) any expenses or charges related to any Equity Offering, Investment or Indebtedness permitted by this Agreement (whether or not consummated or incurred, and including any non-consummated sale of Capital Stock to the extent the proceeds thereof were intended to be contributed to the equity capital of the Borrower or any of its Restricted Subsidiaries),

(v) the amount of any minority interest expense,

(vi) any management, monitoring, consulting and advisory fees and related expenses paid to any of Bain Capital, Carlyle or CD&R or any of their respective Affiliates,

(vii) the amount of net cost savings projected by the Parent Borrower in good faith to be realized as a result of actions taken or to be taken (calculated on a pro forma basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that (x) such cost savings are reasonably identifiable and factually supportable, (y) such net cost savings are reasonably expected to be realized within 18 months of the date of the calculation of Consolidated EBITDA as evidenced in a certificate of a Responsible Officer dated the date of such calculation and (z) the aggregate amount of cost savings added pursuant to this clause (viii) shall not exceed $250.0 million for any four consecutive quarter period (which adjustments may be incremental to (but not duplicative of) pro forma adjustments made pursuant to the proviso to the definition of “Consolidated Coverage Ratio,” “Consolidated Secured Leverage Ratio” or “Consolidated Total Leverage Ratio”),

(viii) the amount of loss on any Financing Disposition, and

(ix) any costs or expenses pursuant to any management or employee stock option or other equity-related plan, program or arrangement, or other benefit plan, program or arrangement, or any stock subscription or shareholder agreement, to the extent funded with cash proceeds contributed to the capital of the Parent Borrower or an issuance of Capital Stock of the Parent Borrower (other than Disqualified Stock) and excluded from the calculation set forth in subsection 8.5(a)(3).

“Consolidated Fixed Charge Coverage Ratio”: as of the last day of any period, the ratio of (a) (i) Consolidated EBITDA for such period minus (ii) the unfinanced portion of all Capital Expenditures (excluding any Capital Expenditure made in an amount equal to all or part of the proceeds, applied within twelve months of receipt thereof, of (x) any casualty insurance, condemnation or eminent domain or (y) any sale of assets (other than Inventory or Accounts)) of the Parent Borrower and its consolidated Restricted Subsidiaries during such period, to (b) the sum, without duplication, of (i) Debt Service Charges payable in cash by the Parent Borrower and its consolidated Restricted Subsidiaries during such period plus (ii) federal, state and foreign income taxes paid in cash by the Parent Borrower and its consolidated Restricted Subsidiaries (net of refunds received) for the period of four full fiscal quarters ending on such date plus (iii) Restricted Payments made in cash paid by the Parent Borrower and its Restricted Subsidiaries during the relevant period pursuant to subsection 8.5(b)(v), (vii) (only for Restricted Payments made pursuant to subsections 8.5(a)(i) and (ii)), (viii)(A), (xii), (xiii) or (xiv) or pursuant to subsection 8.5(b)(iii) to the extent relating to a Restricted Payment made pursuant to subsection 8.5(b)(v), (vii) (only for Restricted Payments made pursuant to subsections 8.5(a)(i) and (ii)), (viii)(A), (xii), (xiii) or (xiv); provided that upon the date on which any Liquidity Event first occurs and while the same shall be continuing, the Consolidated Fixed Charge Coverage Ratio shall be calculated as of the end of the most recently completed fiscal quarter of the Parent Borrower ended on or after June 30, 2007 for which financial statements shall have been required to be delivered under subsection 7.1(a) or (b). Excluded Junior Capital (and Consolidated Interest Expense in respect thereof) shall be excluded from the calculation of the Consolidated Fixed Charge Coverage Ratio.

“Consolidated Interest Expense”: for any period,

(i) the total interest expense of the Parent Borrower and its Restricted Subsidiaries to the extent deducted in calculating Consolidated Net Income, net of any interest income of the Parent Borrower and its Restricted Subsidiaries, including any such interest expense consisting of (a) interest expense attributable to Capitalized Lease Obligations, (b) amortization of debt discount, (c) interest in respect of Indebtedness of any other Person that has been Guaranteed by the Parent Borrower or any Restricted Subsidiary, but only to the extent that such interest is actually paid by the Parent Borrower or any Restricted Subsidiary, (d) non-cash interest expense, (e) the interest portion of any deferred payment obligation, and (f) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, plus

(ii) Preferred Stock dividends paid in cash in respect of Disqualified Stock of the Borrower held by Persons other than the Parent Borrower or a Restricted Subsidiary, minus

(iii) to the extent otherwise included in such interest expense referred to in clause (i) above, amortization or write-off of financing costs, Special Purpose Financing Expense, accretion or accrual of discounted liabilities not constituting Indebtedness, expense resulting from discounting of Indebtedness in conjunction with recapitalization or purchase accounting, and any “additional interest” in respect of registration rights arrangements for any securities, plus

(iv) dividends paid in cash on Designated Preferred Stock and Refunding Capital Stock that is Preferred Stock pursuant to subsection 8.5(b)(xiii)(A) or (B),

in each case under clauses (i) through (iv) as determined on a Consolidated basis in accordance with GAAP; provided that gross interest expense shall be determined after giving effect to any net payments made or received by the Parent Borrower and its Restricted Subsidiaries with respect to Interest Rate Agreements.

For purposes of calculating the Consolidated Fixed Charge Coverage Ratio for any date of determination for which the period of the most recent four consecutive fiscal quarters did not begin on a date which is on or after the Closing Date, Consolidated Interest Expense for such period of four fiscal quarters shall be deemed to be (i) in the case of the period ended at the end of the first fiscal quarter (such fiscal quarter, “Q307”) ending after the Closing Date, Consolidated Interest Expense accrued from and including the Closing Date through and including the last day of Q307, divided by the actual number of days elapsed from and including the Closing Date to and including the last day of Q307 and multiplied by the number of days contained in Q307 (the product of such multiplication is being referred to as the “Q307 Consolidated Interest Expense”) and further multiplied by 4, (ii) in the case of the period ending at the end of the second fiscal quarter ending after the Closing Date, Consolidated Interest Expense for the period of two fiscal quarters ending at the end of such second fiscal quarter (with the Consolidated Interest Expense for Q307 being equal to the Q307 Consolidated Interest Expense) multiplied by 2, (iii) in the case of the period ended at the end of the third fiscal quarter ending after the Closing Date, Consolidated Interest Expense for the period of three fiscal quarters ending at the end of such third fiscal quarter (with the Consolidated Interest Expense for Q307 being equal to the Q307 Consolidated Interest Expense) multiplied by 4/3 and (iv) in the case of the period ended at the end of the fourth fiscal quarter ending after the Closing Date, Consolidated Interest Expense for the period of four fiscal quarters ending at the end of such fourth fiscal quarter (with the Consolidated Interest Expense for Q307 being equal to the Q307 Consolidated Interest Expense).

“Consolidated Long Term Debt”: at the date of determination thereof, all long term debt of the Parent Borrower and its Restricted Subsidiaries as determined on a Consolidated basis in accordance with GAAP and as disclosed on the Parent Borrower’s consolidated balance sheet most recently delivered under subsection 7.1.

“Consolidated Net Income”: for any period, the net income (loss) of the Parent Borrower and its Restricted Subsidiaries, determined on a Consolidated basis in accordance with GAAP and before any reduction in respect of Preferred Stock dividends; provided that there shall not be included in such Consolidated Net Income:

(i) any net income (loss) of any Person that is not the Parent Borrower or a Restricted Subsidiary, except that the Parent Borrower’s equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount actually distributed by such Person during such period to the Parent Borrower or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause (ii) below),

(ii) solely for purposes of determining the amount available for Restricted Payments under subsection 8.5(a)(3)(A), any net income (loss) of any Restricted Subsidiary that is not a Borrower or a Subsidiary Guarantor if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of similar distributions by such Restricted Subsidiary, directly or indirectly, to the Parent Borrower by operation of the terms of such Restricted Subsidiary’s charter or any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applicable to such Restricted Subsidiary or its stockholders (other than (x) restrictions that have been waived or otherwise released, (y) restrictions pursuant to the Loan Documents, the Cash Flow Loan Documents, the Senior Notes Indenture or the Senior Subordinated Notes Indenture, and (z) restrictions in effect on the Closing Date with respect to a Restricted Subsidiary and other restrictions with respect to such Restricted Subsidiary that taken as a whole are not materially less favorable to the Lenders than such restrictions in effect on the Closing Date), except that the Parent Borrower’s equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of any dividend or distribution that was or that could have been made by such Restricted Subsidiary during such period to the Parent Borrower or another Restricted Subsidiary (subject, in the case of a dividend that could have been made to another Restricted Subsidiary, to the limitation contained in this clause),

(iii) any gain or loss realized upon (x) the sale, abandonment or other disposition of any asset of the Parent Borrower or any Restricted Subsidiary (including pursuant to any sale/leaseback transaction) that is not sold, abandoned or otherwise disposed of in the ordinary course of business (as determined in good faith by the Board of Directors) or (y) the disposal, abandonment or discontinuation of operations of the Parent Borrower or any Restricted Subsidiary, and any income (loss) from disposed, abandoned or discontinued operations,

(iv) any item classified or disclosed as an extraordinary, unusual or nonrecurring gain, loss or charge (including fees, expenses and charges associated with the Transactions or any acquisition, merger or consolidation after the Closing Date),

(v) the cumulative effect of a change in accounting principles,

(vi) all deferred financing costs written off and premiums paid in connection with any early extinguishment of Indebtedness or Hedging Obligations or other derivative instruments,

(vii) any unrealized gains or losses in respect of Currency Agreements,

(viii) any unrealized foreign currency transaction gains or losses in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person,

(ix) any non-cash compensation charge arising from any grant of stock, stock options or other equity based awards,

(x) to the extent otherwise included in Consolidated Net Income, any unrealized foreign currency translation or transaction gains or losses in respect of Indebtedness or other obligations of the Parent Borrower or any Restricted Subsidiary owing to the Parent Borrower or any Restricted Subsidiary,

(xi) any non-cash charge, expense or other impact attributable to application of the purchase or recapitalization method of accounting (including the total amount of depreciation and amortization, cost of sales or other non-cash expense resulting from the write-up of assets to the extent resulting from such purchase accounting adjustments),

(xii) any impairment charge or asset write-off, including any charge or write-off related to intangible assets, long-lived assets or investments in debt and equity securities, and any amortization of intangibles,

(xiii) any fees and expenses (or amortization thereof), and any charges or costs, in connection with any acquisition, Investment, Asset Disposition, issuance of Capital Stock, issuance, repayment or refinancing of Indebtedness, or amendment or modification of any agreement or instrument relating to any Indebtedness (in each case, whether or not completed, and including any such transaction consummated prior to the Closing Date),

(xiv) any accruals and reserves established or adjusted within twelve months after the Closing Date that are established as a result of the Transactions, and any changes as a result of adoption or modification of accounting policies, and

(xv) to the extent covered by insurance and actually reimbursed (or the Parent Borrower has determined that there exists reasonable evidence that such amount will be reimbursed by the insurer and such amount is not denied by the applicable insurer in writing within 180 days and is reimbursed within 365 days of the date of such evidence (with a deduction in any future calculation of Consolidated Net Income for any amount so added back to the extent not so reimbursed within such 365 day period)), any expenses with respect to liability or casualty events or business interruption.

Notwithstanding the foregoing, for the purpose of subsection 8.5(a)(3)(A) only, there shall be excluded from Consolidated Net Income, without duplication, any income consisting of dividends, repayments of loans or advances or other transfers of assets from Unrestricted Subsidiaries to the Parent Borrower or a Restricted Subsidiary, and any income consisting of return of capital, repayment or other proceeds from dispositions or repayments of Investments consisting of Restricted Payments, in each case to the extent such income would be included in Consolidated Net Income and such related dividends, repayments, transfers, return of capital or other proceeds are applied by the Parent Borrower to increase the amount of Restricted Payments permitted under such covenant pursuant to subsection 8.5(a)(3)(C) or (D).

In addition, for purposes of subsection 8.5(a)(3)(A), Consolidated Net Income for any period ending on or prior to the Closing Date shall be determined based upon the net income (loss) reflected in the consolidated financial statements of the Parent Borrower for such period; and each Person that is a

Restricted Subsidiary upon giving effect to the Transactions shall be deemed to be a Restricted Subsidiary, and the Transactions shall not constitute a sale or disposition under clause (iii) above, for purposes of such determination.

“Consolidated Secured Indebtedness”: at the date of determination thereof, an amount equal to the Consolidated Total Indebtedness as of such date that in each case is then secured by Liens on property or assets of the Parent Borrower and its Restricted Subsidiaries (other than property or assets held in a defeasance or similar trust or arrangement for the benefit of the Indebtedness secured thereby).

“Consolidated Secured Leverage Ratio”: at the date of determination thereof, the ratio of (x) Consolidated Secured Indebtedness as at such date (after giving effect to any Incurrence or Discharge of Indebtedness on such date) to (y) the aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Parent Borrower are available (determined for each fiscal quarter (or portion thereof) of the four fiscal quarters ending prior to the Closing Date on a pro forma basis to give effect to the Acquisition and the Merger as if such transactions had occurred at the beginning of such four-quarter period), provided that:

(1) if since the beginning of such period the Parent Borrower or any Restricted Subsidiary shall have made a Sale, the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets that are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period;

(2) if since the beginning of such period the Parent Borrower or any Restricted Subsidiary (by merger, consolidation or otherwise) shall have made a Purchase (including any Purchase occurring in connection with a transaction causing a calculation to be made hereunder), Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Purchase occurred on the first day of such period; and

(3) if since the beginning of such period any Person became a Restricted Subsidiary or was merged or consolidated with or into the Parent Borrower or any Restricted Subsidiary, and since the beginning of such period such Person shall have made any Sale or Purchase that would have required an adjustment pursuant to clause (1) or (2) above if made by the Parent Borrower or a Restricted Subsidiary since the beginning of such period, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Sale or Purchase occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase or other transaction, or the amount of income or earnings relating thereto, the pro forma calculations in respect thereof (including in respect of net anticipated cost savings or synergies relating to any such Sale, Purchase or other transaction) shall be as determined in good faith by the Chief Financial Officer or another Responsible Officer of the Borrower; provided that such net cost savings or synergies are reasonably identifiable and factually supportable.

“Consolidated Short Term Debt”: at the date of determination thereof, all short term debt of the Parent Borrower and its Restricted Subsidiaries as determined on a Consolidated basis in accordance with GAAP and as disclosed on the Parent Borrower’s consolidated balance sheet most recently delivered under subsection 7.1.

“Consolidated Tangible Assets”: at the date of determination thereof, the total assets less the sum of the goodwill, net, and other intangible assets, net, in each case reflected on the consolidated balance sheet of the Parent Borrower and its Restricted Subsidiaries as at the end of the most recently ended fiscal quarter of the Parent Borrower for which such a balance sheet is available, determined on a Consolidated basis in accordance with GAAP (and, in the case of any determination relating to any Incurrence of Indebtedness or any Investment, on a pro forma basis including any property or assets being acquired in connection therewith).

“Consolidated Total Indebtedness”: at the date of determination thereof, an amount equal to (i) the aggregate principal amount of outstanding Indebtedness of the Parent Borrower and its Restricted Subsidiaries as of such date consisting of (without duplication) Indebtedness for borrowed money (including Purchase Money Obligations and unreimbursed outstanding drawn amounts under funded letters of credit), Capitalized Lease Obligations and debt obligations evidenced by bonds, debentures, notes or similar instruments, Disqualified Stock and (in the case of any Restricted Subsidiary that is not a Subsidiary Guarantor) Preferred Stock, determined on a Consolidated basis in accordance with GAAP (excluding items eliminated in Consolidation, and for the avoidance of doubt, excluding Hedging Obligations), minus (ii) the amount of Unrestricted Cash held by the Parent Borrower and its Restricted Subsidiaries, in each case as of the most recent date for which a balance sheet is available.

“Consolidated Total Leverage Ratio”: at the date of determination thereof, the ratio of (x) Consolidated Total Indebtedness as at such date (after giving effect to any Incurrence or Discharge of Indebtedness on such date) to (y) the aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Parent Borrower are available (determined, for each fiscal quarter (or portion thereof) of the four fiscal quarters ending prior to the Closing Date, on a pro forma basis to give effect to the Acquisition and the Merger as if such transactions had occurred at the beginning of such four-quarter period), provided that:

(1) if since the beginning of such period the Parent Borrower or any Restricted Subsidiary shall have made a Sale, the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets that are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period;

(2) if since the beginning of such period the Parent Borrower or any Restricted Subsidiary (by merger, consolidation or otherwise) shall have made a Purchase (including any Purchase occurring in connection with a transaction causing a calculation to be made hereunder), Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Purchase occurred on the first day of such period; and

(3) if since the beginning of such period any Person became a Restricted Subsidiary or was merged or consolidated with or into the Parent Borrower or any Restricted Subsidiary, and since the beginning of such period such Person shall have made any Sale or Purchase that would have required an adjustment pursuant to clause (1) or (2) above if made by the Parent Borrower or a Restricted Subsidiary since the beginning of such period, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Sale or Purchase occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase or other transaction, or the amount of income or earnings relating thereto, the pro forma calculations in respect thereof (including in respect of net anticipated cost savings or synergies relating to any such Sale, Purchase or other transaction) shall be as determined in good faith by the Chief Financial Officer or another Responsible Officer of the Borrower; provided that such net cost savings or synergies are reasonably identifiable and factually supportable.

“Consolidation”: the consolidation of the accounts of each of the Restricted Subsidiaries with those of the Parent Borrower in accordance with GAAP; provided that “Consolidation” will not include consolidation of the accounts of any Unrestricted Subsidiary, but the interest of the Parent Borrower or any Restricted Subsidiary in any Unrestricted Subsidiary will be accounted for as an investment. The term “Consolidated” has a correlative meaning. For periods ending on or prior to the Closing Date, references to the consolidated financial statements of the Parent Borrower shall be to the consolidated financial statements of the Acquired Business (with Subsidiaries of the Acquired Business being deemed Subsidiaries of the Parent Borrower), as the context may require.

“Contingent Obligation”: with respect to any Person, any obligation of such Person guaranteeing any obligation that does not constitute Indebtedness (a “primary obligation”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) to advance or supply funds (a) for the purchase or payment of any such primary obligation, or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof.

“Continuing Directors”: the directors of the Board of Directors of the Parent Borrower on the Closing Date, after giving effect to the Transactions and the other transactions contemplated thereby, and each other director if, in each case, such other director’s nomination for election to the Board of Directors of the Parent Borrower is recommended by at least a majority of the then Continuing Directors or the election of such other director is approved by one or more Permitted Holders.

“Contractual Obligation”: as to any Person, any provision of any material security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Contribution Amounts”: the aggregate amount of capital contributions applied by the Parent Borrower to permit the Incurrence of Contribution Indebtedness pursuant to subsection 7.1(b)(x) or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement).

“Contribution Indebtedness”: Indebtedness of the Parent Borrower or any Restricted Subsidiary in an aggregate principal amount not greater than twice the aggregate amount of cash contributions (other than Excluded Contributions and Specified Equity Contributions) made to the capital of the Parent Borrower or such Restricted Subsidiary after the Closing Date (whether through the issuance or sale of Capital Stock or otherwise); provided that such Contribution Indebtedness (a) is incurred within 180 days after the making of the related cash contribution and (b) is so designated as Contribution Indebtedness pursuant to a certificate signed by a Responsible Officer on the date of Incurrence thereof.

“Credit Facilities”: one or more of (i) the Facilities (as such term is used in the Cash Flow Credit Agreement), (ii) the ABL Facility or (iii) any other facilities or arrangements designated by the Parent Borrower, in each case with one or more banks or other lenders or institutions providing for revolving credit loans, term loans, receivables, inventory or real property financings (including through the sale of receivables, inventory, real estate and/or other assets to such institutions or to special purpose entities formed to borrow from such institutions against such receivables, inventory, real estate and/or other assets or the creation of any Liens in respect of such receivables, inventory, real estate and/or other assets in favor of such institutions), letters of credit or other Indebtedness, in each case, including all agreements, instruments and documents executed and delivered pursuant to or in connection with any of the foregoing, including but not limited to any notes and letters of credit issued pursuant thereto and any guarantee and collateral agreement, patent and trademark security agreement, mortgages or letter of credit applications and other guarantees, pledge agreements, security agreements and collateral documents, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part, whether with the original banks, lenders or institutions or other banks, lenders or institutions or otherwise, and whether provided under any original Credit Facility or one or more other credit agreements, indentures, financing agreements or other Credit Facilities or otherwise). Without limiting the generality of the foregoing, the term “Credit Facility” shall include any agreement (i) changing the maturity of any Indebtedness Incurred thereunder or contemplated thereby, (ii) adding Subsidiaries as additional borrowers or guarantors thereunder, (iii) increasing the amount of Indebtedness Incurred thereunder or available to be borrowed thereunder or (iv) otherwise altering the terms and conditions thereof.

“Currency Agreement”: in respect of a Person, any foreign exchange contract, currency swap agreement or other similar agreement or arrangements (including derivative agreements or arrangements), as to which such Person is a party or a beneficiary.

“DDAs”: any checking or other demand deposit account listed on Schedule 4.16(a), as the same may be modified from time to time by notice to the Administrative Agent and Canadian Agent, which checking or other demand deposit account is maintained by the Loan Parties in which cash proceeds of Accounts and Inventory constituting Collateral (which proceeds constitute Collateral) are located or are expected to be located (and for the avoidance of doubt excluding any account if such account is, or all of the funds and other assets owned by a Loan Party held in such account are, excluded from the Collateral pursuant to any Security Document).

“Debt Service Charges”: for any period, the sum of (a) Consolidated Interest Expense plus (b) principal payments made or required to be made (after giving effect to any prepayments paid in cash that reduce the amount of such required payments) on account of the Cash Flow Facility, the Senior Notes or the Senior Subordinated Notes, plus (c) scheduled mandatory payments on account of Disqualified Capital Stock of the Parent Borrower and its consolidated Restricted Subsidiaries (whether in the nature of dividends, redemption, repurchase or otherwise) required to be made during such period, in each case determined on a Consolidated basis in accordance with GAAP

“Default”: any of the events specified in Section 9, whether or not any requirement for the giving of notice (other than, in the case of subsection 9(e), a Default Notice), the lapse of time, or both, or any other condition specified in Section 9, has been satisfied.

“Default Notice”: as defined in subsection 9(e).

“Defaulting Lender”: as defined in subsection 4.8(c)(i).

“Designated Preferred Stock”: Preferred Stock of the Parent Borrower (other than Disqualified Stock) or any Parent that is issued for cash (other than to a Restricted Subsidiary) and is so designated as Designated Preferred Stock, pursuant to a certificate executed by a Responsible Officer of the Parent Borrower or the applicable Parent, as the case may be, on the date of issuance thereof.

“Discharge”: as defined in the definition of “Consolidated Coverage Ratio.”

“Discontinued Inventory”: as of any date, Inventory held for sale but not included in the current catalog of the Parent Borrower or any of its Restricted Subsidiaries as of such date.

“Discount Note”: a promissory note evidencing a BA Equivalent Note.

“Disqualified Stock”: with respect to any Person, any Capital Stock (other than Management Stock) that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) or upon the happening of any event (other than following the occurrence of a Change of Control or an Asset Disposition or other similar event described as a “change of control” or an “asset disposition” in the Senior Notes Indenture or the Senior Subordinated Notes Indenture; provided that (a) the relevant “change of control” or “asset disposition” provisions, taken as a whole, are no more favorable in any material respect to holders of such Capital Stock than the Change of Control and Asset Disposition provisions applicable to the Loans and (b) any purchase requirement triggered thereby may not become operative until compliance with the Asset Disposition repayment provisions applicable to the Loans) (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof (other than following the occurrence of a Change of Control or other similar event described under such terms as a “change of control,” or an Asset Disposition or “Asset Disposition” as defined in the Senior Notes Indenture or the Senior Subordinated Notes Indenture), in whole or in part, in each case on or prior to the Term Loan Maturity Date; provided that Capital Stock issued to any employee benefit plan, or by any such plan to any employees of the Borrower or any Subsidiary, shall not constitute Disqualified Stock solely because it may be required to be repurchased or otherwise acquired or retired in order to satisfy applicable statutory or regulatory obligations.

“Disregarded Canadian Borrower”: any Canadian Borrower that is (x) owned, or treated for U.S. federal income tax purposes as owned, by a U.S. Borrower, (y) is an entity disregarded from such U.S. Borrower for U.S. federal income tax purposes, and (z) is not a Foreign Subsidiary Holdco.

“Dollar Equivalent”: with respect to the principal amount of any Eurocurrency Loan made or outstanding in any Canadian Dollars, any amount in respect of any Letter of Credit denominated in any Canadian Dollars, the principal amount of any Canadian Facility Revolving Credit Loan or the amount of any Canadian Facility Letters of Credit, at any date of determination thereof, an amount in Dollars equivalent to such principal amount or such other amount calculated on the basis of the Spot Rate of Exchange.

“Dollars” and “$”: dollars in lawful currency of the United States of America.

“Domestic Subsidiary”: any Restricted Subsidiary of the Parent Borrower other than a Foreign Subsidiary.

“Dormant Subsidiary”: any Subsidiary of the Parent Borrower that carries on no operations, had revenues of less than $4.0 million during the most recently completed period of four consecutive fiscal quarters of the Parent Borrower and has total assets of less than $4.0 million as of the last day of such period; provided that the assets of all Subsidiaries constituting Dormant Subsidiaries shall at no time exceed $20.0 million in the aggregate and the revenues of all Subsidiaries constituting Dormant Subsidiaries for any four consecutive fiscal quarters shall at no time exceed $20.0 million in the aggregate.

“Eligible Accounts”: those Accounts created and owned by any of the Borrowers or Subsidiary Guarantors in the ordinary course of its business, arising out of its sale, lease or rental of goods or rendition of services, that comply in all material respects with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits and unapplied cash. Eligible Accounts shall not include the following:

(i) Accounts that the Account Debtor has failed to pay within 90 days past the original invoice date,

(ii) Accounts owed by an Account Debtor (or its Affiliates) where 50.0% or more of the total amount of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (i) above,

(iii) Without duplication, the amount of any credit balances greater than 90 days past their original invoice date with respect to any Account,

(iv) Accounts with respect to which the Account Debtor is (i) an Affiliate of any Loan Party (other than a portfolio company of any of the Investors or their respective Affiliates) or (ii) an employee or agent of any Loan Party or any Affiliate of such Loan Party (other than a portfolio company of any of the Investors or their respective Affiliates),

(v) Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional (other than, for the avoidance of doubt, a rental or lease basis),

(vi) Accounts that are not payable in Dollars; provided that Eligible Canadian Accounts may be payable in Canadian Dollars,

(vii) Accounts with respect to which the Account Debtor is a Person other than a Governmental Authority unless: (i) the Account Debtor (A) is a natural person with a billing address in the United States or with respect to Eligible Canadian Accounts, Canada, (B) maintains its Chief Executive Office in the United States or with respect to Eligible Canadian Accounts, Canada, or (C) is organized under the laws of the United States or any state, territory or subdivision thereof, or with respect to Eligible Canadian Accounts, Canada or any province, territory or subdivision thereof; or (ii) (A) the Account is supported by an irrevocable letter of credit satisfactory to the Administrative Agent or the Canadian Agent, as applicable, in their respective Permitted Discretion (as to form, substance, and issuer or domestic confirming bank), that has been delivered to either the Administrative Agent or Canadian Agent and is directly drawable by either the Administrative Agent or Canadian Agent at a bank located in the United States or Canada, or (B) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to the Administrative Agent or the Canadian Agent, as applicable, in their respective Permitted Discretion,

(viii) Accounts with respect to which the Account Debtor is the government of any country or sovereign state other than the United States and Canada, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (i) the Account is supported by an irrevocable letter of credit satisfactory to the Administrative Agent or the Canadian Agent, as applicable, in their respective Permitted Discretion (as to form, substance, and issuer or domestic confirming bank) that has been delivered to either the Administrative Agent or Canadian Agent and is directly drawable by either the Administrative Agent or Canadian Agent at a bank located in the United States or Canada, or (ii) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to the Administrative Agent or the Canadian Agent, as applicable, in their respective Permitted Discretion,

(ix) Accounts with respect to which the Account Debtor is (i) the federal government of Canada or any department, agency or instrumentality of Canada or (ii) the federal government of the United States or any department, agency or instrumentality of the United States (exclusive, however, of Accounts with respect to which the applicable Borrower or Subsidiary Guarantor has complied, to the reasonable satisfaction of the Administrative Agent or Canadian Agent, in the case of clause (i) with the Financial Administration Act (Canada), and, in the case of clause (ii), the Assignment of Claims Act of 1940 (31 USC Section 3727)),

(x)(i) Accounts with respect to which the Account Debtor is a creditor of any Borrower or Subsidiary Guarantor, has or has asserted a right of setoff, or has disputed its obligation to pay all or any portion of such Accounts to the extent of such claim, right of setoff, or dispute, (ii) Accounts which are subject to a rebate that has been earned but not taken or a chargeback, to the extent of such rebate or chargeback, and (iii) Accounts that comprise only service charges or finance charges,

(xi) Accounts with respect to an Account Debtor whose total obligations owing to Borrowers or Subsidiary Guarantors exceed 10.0% of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by the Administrative Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

(xii) Accounts with respect to which the Account Debtor is insolvent, is subject to a proceeding related thereto, has gone out of business, or as to which a Borrower or Subsidiary Guarantor has received notice of an imminent proceeding related to such Account Debtor being or alleged to be insolvent or which proceeding is reasonably likely to result in a material impairment of the financial condition of such Account Debtor,

(xiii) Accounts, the collection of which the Administrative Agent or the Canadian Agent, as applicable, in their respective Permitted Discretion, believes to be doubtful by reason of the Account Debtor’s financial condition, upon notice thereof to the U.S. Borrower Representative, or the Canadian Borrower Representative, as applicable,

(xiv) Accounts that are not subject to a valid and perfected first priority Lien (subject only to Permitted Prior Liens) in favor of the U.S. ABL Collateral Agent or the Canadian Collateral Agent, as applicable, pursuant to a Security Document (as and to the extent provided therein (it being agreed that in no event shall any Excluded Assets be deemed to be Eligible Accounts hereunder)),

(xv) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor,

(xvi) Accounts of an Obligor that is located in a state requiring the filing of a notice of business activities report or similar report in order to permit a Borrower to seek judicial enforcement in such state of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a notice of business activities report or equivalent report for the then-current year or if such failure to file and inability to seek judicial enforcement is capable of being remedied without any material delay or material cost, or

(xvii) Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower or Subsidiary Guarantor of the subject contract for goods or services.

Notwithstanding the foregoing, either the Administrative Agent or the Canadian Agent may, from time to time, in the exercise of its Permitted Discretion, on not less than 10 Business Days’ prior notice to the Borrower Representative, change the criteria for Eligible Accounts as reflected on the Borrowing Base Certificate.

“Eligible Canadian Accounts”: the Eligible Accounts owned by the Canadian Borrowers and the Canadian Subsidiary Guarantors.

“Eligible Canadian Inventory”: the Eligible Inventory owned by the Canadian Borrowers and the Canadian Subsidiary Guarantors.

“Eligible Inventory”: all Inventory of the Borrowers and the Subsidiary Guarantors, except for any Inventory:

(i) that is obsolete, damaged or unfit for sale;

(ii) that is not of a type held for sale by any of the Borrowers or any Subsidiary Guarantor in the ordinary course of business as is being conducted by each such party;

(iii) that is not subject to a valid and perfected first priority Lien (subject only to Permitted Prior Liens) in favor of the U.S. ABL Collateral Agent or the Canadian Collateral Agent, as applicable, pursuant to a Security Document (as and to the extent provided therein (it being agreed that in no event shall any Excluded Assets be deemed to be Eligible Inventory hereunder));

(iv) that is not owned by any of the Borrowers or any Subsidiary Guarantor;

(v) that is placed on consignment or is in transit with a common carrier from vendors or suppliers;

(vi) that consists of work-in-progress, raw materials, display items, samples or packing or shipping materials, packaging, manufacturing supplies or replacement or spare parts not considered for sale in the ordinary course of business;

(vii) that consists of goods which have been returned by the buyer, other than goods that are undamaged or that are resaleable in the normal course of business;

(viii) that does not comply in all material respects with each of the representations and warranties respecting Eligible Inventory made in the Loan Documents;

(ix) that consists of Materials of Environmental Concern that can be transported or sold only with licenses that are not readily available;

(x) that is covered by negotiable document of title, unless such document has been delivered to the Administrative Agent or the Canadian Agent;

(xi) that is bill and hold Inventory;

(xii) that is Discontinued Inventory; or

(xiii) that is located outside the United States of America (with respect to the Eligible U.S. Inventory) or Canada (with respect to the Eligible Canadian Inventory).

Notwithstanding the foregoing, the Administrative Agent or the Canadian Agent may, from time to time, in the exercise of its Permitted Discretion, on not less than 10 Business Days’ prior notice to the Borrower Representative, change the criteria for Eligible Inventory as reflected on the Borrowing Base Certificate.

“Eligible U.S. Accounts”: the Eligible Accounts owned by the U.S. Borrowers and the U.S. Subsidiary Guarantors.

“Eligible U.S. Inventory”: the Eligible Inventory owned by the U.S. Borrowers and the U.S. Subsidiary Guarantors.

“Environmental Costs”: any and all costs or expenses (including attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, fines, penalties, damages, settlement payments, judgments and awards), of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way relating to, any actual or alleged violation of, noncompliance with or liability under any Environmental Laws. Environmental Costs include any and all of the foregoing, without regard to whether they arise out of or are related to any past, pending or threatened proceeding of any kind.

“Environmental Laws”: any and all U.S., Canadian or foreign federal, state, provincial, territorial, foreign, local or municipal laws, rules, orders, enforceable guidelines, orders-in-council, regulations, statutes, ordinances, codes, decrees, and such requirements of any Governmental Authority properly promulgated and having the force and effect of law or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health (as it relates to exposure to Materials of Environmental Concern) or the environment, including those relating to the Release or threatened Release of Materials of Environmental Concern, as have been, or now or at any relevant time hereafter are, in effect.

“Environmental Permits”: any and all permits, licenses, registrations, notifications, exemptions and any other authorization required under any Environmental Law.

“Equity Financing”: as defined in the Recitals.

“Equity Offering”: a sale of Capital Stock (x) that is a sale of Capital Stock of the Parent Borrower (other than Disqualified Stock), or (y) the proceeds of which are contributed to the equity capital of the Parent Borrower or any of its Restricted Subsidiaries.

“ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Eurocurrency Base Rate”: with respect to each day during each Interest Period pertaining to a Eurocurrency Loan, the rate per annum determined by the Administrative Agent to be the arithmetic mean (rounded to the nearest 1/100th of 1.0%) of the offered rates for deposits in Dollars with a term comparable to such Interest Period that appears on the BBA LIBOR Rates Page (as defined below) at approximately 11:00 a.m., London time, on the second full Business Day preceding the first day of such Interest Period; provided, however, that if there shall at any time no longer exist a BBA LIBOR Rates Page, “Eurocurrency Base Rate” shall mean, with respect to each day during each Interest Period pertaining to a Eurocurrency Loan, the rate per annum equal to the rate at which the principal London office of the Administrative Agent is offered deposits in Dollars at or about 10:00 a.m., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurocurrency market where the eurocurrency and foreign currency and exchange operations in respect of Dollars are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurocurrency Loan to be outstanding during such Interest Period. “BBA LIBOR Rates Page” shall mean the display designated as Reuters Screen LIBOR01 Page (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

“Eurocurrency Loans”: Loans the rate of interest applicable to which is based upon the Eurocurrency Rate.

“Eurocurrency Rate”: with respect to each day during each Interest Period pertaining to a Eurocurrency Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1.0%):

Eurocurrency Base Rate
1.00 – Eurocurrency Reserve Requirements

“Eurocurrency Reserve Requirements”: for any day as applied to a Eurocurrency Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

“Event of Default”: any of the events specified in Section 9, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

“Excess Availability”: at the date of determination thereof by the Administrative Agent, (x) the lesser of (1) the Canadian Borrowing Base plus the U.S. Borrowing Base and (2) the ~~aggregate Commitment~~sum of (i) the aggregate Revolving Commitments plus (ii) the outstanding principal amount of the Term Loans hereunder minus (y) the Aggregate Outstanding ~~Revolving~~ Credit.

“Exchange Act”: the Securities Exchange Act of 1934, as amended from time to time.

“Excluded Assets”: as defined in the U.S. Guarantee and Collateral Agreement and the Canadian Guarantee and Collateral Agreement.

“Excluded Contribution”: Net Cash Proceeds, or the Fair Market Value of property or assets, received by the Parent Borrower as capital contributions to the Parent Borrower after the Closing Date or from the issuance or sale (other than to a Restricted Subsidiary) of Capital Stock (other than Disqualified Stock, Designated Preferred Stock or a Specified Equity Contribution) of the Parent Borrower, in each case to the extent designated as an Excluded Contribution pursuant to a certificate signed by a Responsible Officer of the Parent Borrower and not previously included in the calculation set forth in subsection 8.5(a)(3)(B)(x) for purposes of determining whether a Restricted Payment may be made.

“Excluded Junior Capital”: any Specified Equity Contributions that consist of Junior Capital included in the calculation of Consolidated EBITDA hereunder for the prior twelve month period, in an amount not to exceed the amount required to effect compliance with subsection 8.10.

“Excluded Subsidiary”: any (a) Special Purpose Subsidiary, (b) Subsidiary of a Foreign Subsidiary, (c) Unrestricted Subsidiary, (d) Immaterial Subsidiary, (e) Dormant Subsidiary, (f) Captive Insurance Subsidiary, (g) Domestic Subsidiary that is prohibited by any applicable Contractual Requirement or Requirement of Law from guaranteeing or granting Liens to secure the Obligations at the time such Subsidiary becomes a Restricted Subsidiary (and for so long as such restriction or any replacement or renewal thereof is in effect) or (h) Domestic Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the U.S. Borrower Representative), the cost or other consequences (including any adverse tax consequences) of providing a Guarantee of the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom; provided that, notwithstanding the foregoing, any Restricted Subsidiary that Guarantees the payment of the Senior Notes or the Senior Subordinated Notes) shall not be an Excluded Subsidiary.

“Excluded Taxes”: any (a) Taxes measured by or imposed upon the net income of any Agent, Issuing Lender or Lender or its applicable lending office, or any branch or affiliate thereof, (b) franchise Taxes, branch Taxes, Taxes on doing business or Taxes measured by or imposed upon the overall capital or net worth of any Agent, Issuing Lender or Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed by the jurisdiction under the laws of which such Agent, Issuing Lender or Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof and (c) Taxes imposed by reason of any connection between the jurisdiction imposing such Tax and any Agent, Issuing Lender or Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Agent, Issuing Lender or Lender having executed, delivered or performed its obligations under, or received payment under or enforced, this Agreement or any other Loan Document.

“Exempt Sale and Leaseback Transaction”: any Sale and Leaseback Transaction (a) in which the sale or transfer of property occurs within 90 days of the acquisition of such property by the Parent Borrower or any of its Subsidiaries or (b) that involves property with a book value of $20.0 million or less and is not part of a series of related Sale and Leaseback Transactions involving property with an aggregate value in excess of such amount and entered into with a single Person or group of Persons.

“Extended Maturity Date”: the earlier of (i) June 1, 2014 and (ii) the maturity date (as may be extended and further extended from time to time) of the Extended Term Loans (as such term is defined in the Cash Flow Credit Agreement as in effect on the Third Amendment Effective Date after giving effect to Amendment No. 3 thereto); provided, that, such extension or further extension shall be in an amount equal to not less than the then-outstanding principal amount (as reduced by any amortization and any other repayments) of the Extended Term Loans whose maturity is being extended on the Third Amendment Effective Date.

“Extension of Credit”: as to any Lender, the making of, or, in the case of subsection 2.4(d)(ii), participation in, a Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

“Facility”: the Commitments and the Extensions of Credit made hereunder.

“Fair Market Value”: with respect to any asset or property, the fair market value of such asset or property as determined in good faith by the Board of Directors, whose determination will be conclusive.

“Federal Funds Effective Rate”: as defined in the definition of “ABR.”

“Financing Disposition”: any sale, transfer, conveyance or other disposition of, or creation or incurrence of any Lien on, property or assets (i) by the Parent Borrower or any Subsidiary thereof to or in favor of any Special Purpose Entity, or by any Special Purpose Subsidiary, in each case in connection with the Incurrence by a Special Purpose Entity of Indebtedness, or obligations to make payments to the obligor on Indebtedness, which may be secured by a Lien in respect of such property or assets or (ii) by the Parent Borrower or any Subsidiary thereof to or in favor of any Special Purpose Entity that is not a Special Purpose Subsidiary.

“FIRREA”: the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time.

“Foreign Pension Plan”: a registered pension plan which is subject to applicable pension legislation other than ERISA or the Code, which a Subsidiary of the Parent Borrower sponsors or maintains, or to which it makes or is obligated to make contributions.

“Foreign Plan”: each Foreign Pension Plan, deferred compensation or other retirement or superannuation plan, fund, program, agreement, commitment or arrangement whether oral or written, funded or unfunded, sponsored, established, maintained or contributed to, or required to be contributed to, or with respect to which any liability is borne, outside the United States of America, by the Parent Borrower or any of its Subsidiaries, other than any such plan, fund, program, agreement or arrangement sponsored by a Governmental Authority.

“Foreign Subsidiary”: (i) any Restricted Subsidiary of the Parent Borrower that is not organized under the laws of the United States of America or any state thereof or the District of Columbia and any Restricted Subsidiary of such Foreign Subsidiary and (ii) any Foreign Subsidiary Holdco.

“Foreign Subsidiary Holdco”: any Restricted Subsidiary of the Parent Borrower that has no material assets other than securities or Indebtedness of one or more Foreign Subsidiaries (or Subsidiaries thereof), and intellectual property relating to such Foreign Subsidiaries (or Subsidiaries thereof) and other assets relating to an ownership interest in any such securities, Indebtedness, intellectual property or Subsidiaries.

“GAAP”: generally accepted accounting principles in the United States of America as in effect on the Closing Date (for purposes of the definitions of the terms “Canadian Borrowing Base,” “Capital Expenditures,” “Consolidated Coverage Ratio,” “Consolidated EBITDA,” “Consolidated Fixed Charge Coverage Ratio,” “Consolidated Indebtedness,” “Consolidated Interest Expense,” “Consolidated Long Term Debt,” “Consolidated Net Income,” “Consolidated Secured Leverage Ratio,” “Consolidated Secured Indebtedness,” “Consolidated Short Term Debt,” “Consolidated Tangible Assets,” “Consolidated Total Indebtedness,” “Consolidated Total Leverage Ratio,” “Excess Cash Flow” and “U.S. Borrowing

Base,” all defined terms in this Agreement to the extent used in or relating to any of the foregoing definitions, and all ratios and computations based on any of the foregoing definitions) and as in effect from time to time (for all other purposes of this Agreement), including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

“Governmental Authority”: any nation or government, any state, province or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the European Union.

“Guarantee”: any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning.

“Guarantee and Collateral Agreement”: the U.S. Guarantee and Collateral Agreement delivered to the U.S. ABL Collateral Agent as of the date hereof, substantially in the form of Exhibit C-2, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Guarantor Subordinated Obligations”: with respect to a Subsidiary Guarantor, any Indebtedness of such Subsidiary Guarantor (whether outstanding on the Closing Date or thereafter Incurred) that is expressly subordinated in right of payment to the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee pursuant to a written agreement.

“Guarantors”: the collective reference to the Canadian Subsidiary Guarantors (solely with respect to the obligations of the Canadian Borrowers hereunder and under each other Loan Document) and each U.S. Subsidiary Guarantor, in each case that is from time to time party to the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable; individually, a “Guarantor.”

“Hedging Obligations”: with respect to any Person the obligations of such Person pursuant to any Interest Rate Agreement, Currency Agreement or Commodities Agreement.

“Holding”: as defined in the Recitals hereto.

“Holding Parent”: as defined in the Recitals.

“Holding Pledge Agreement”: the ABL Holding Pledge Agreement delivered to the U.S. ABL Collateral Agent as of the date hereof, substantially in the form of Exhibit D as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Immaterial Subsidiary”: (i) any Subsidiary of the Parent Borrower existing on the Closing Date with the consent of the Administrative Agent and (ii) any Subsidiary of the Parent Borrower organized or acquired after the Closing Date, in the case of each of (i) and (ii) designated by the Parent Borrower to the Administrative Agent in writing that had (a) total consolidated revenues of less than 2.5% of the total consolidated revenues of the Parent Borrower and its Subsidiaries during the most recently completed period of four consecutive fiscal quarters of the Parent Borrower and (b) total consolidated assets of less than 2.50% of the total consolidated assets of the Parent Borrower and its Subsidiaries as of the last day of such period; provided that (x) for purposes of subsection 7.9, any Special Purpose Subsidiary shall be deemed to be an “Immaterial Subsidiary,” and (y) Immaterial Subsidiaries (other than any Special Purpose

Subsidiary) shall not, in the aggregate, (1) have had revenues in excess of 10.0% of the total consolidated revenues of the Parent Borrower and its Subsidiaries during the most recently completed period of four consecutive fiscal quarters or (2) have had total assets in excess of 10.0% of the total consolidated assets of the Parent Borrower and its Subsidiaries as of the last day of such period. Any Subsidiary so designated as an Immaterial Subsidiary that fails to meet the foregoing as of the last day of any such four consecutive fiscal quarter period shall continue to be deemed an “Immaterial Subsidiary” hereunder until the date that is 60 days following the delivery of annual or quarterly financial statements pursuant to subsection 7.1 with respect to the last quarter of such four consecutive fiscal quarter period.

“Incur”: issue, assume, enter into any Guarantee of, incur or otherwise become liable for; and the terms “Incurs,” “Incurred” and “Incurrence” shall have correlative meanings; provided that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. Accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness will not be deemed to be an Incurrence of Indebtedness. Any Indebtedness issued at a discount (including Indebtedness on which interest is payable through the issuance of additional Indebtedness) shall be deemed Incurred at the time of original issuance of the Indebtedness at the initial accreted amount thereof.

“Indebtedness”: with respect to any Person on any date of determination (without duplication):

(i) the principal of indebtedness of such Person for borrowed money,

(ii) the principal of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,

(iii) all reimbursement obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments (the amount of such obligations being equal at any time to the aggregate then undrawn and unexpired amount of such letters of credit, bankers’ acceptances or other similar instruments plus the aggregate amount of drawings thereunder that have not then been reimbursed),

(iv) all obligations of such Person to pay the deferred and unpaid purchase price of property (except Trade Payables), which purchase price is due more than one year after the date of placing such property in final service or taking final delivery and title thereto,

(v) all Capitalized Lease Obligations of such Person,

(vi) the redemption, repayment or other repurchase amount of such Person with respect to any Disqualified Stock of such Person or (if such Person is a Subsidiary of the Parent Borrower other than a Subsidiary Borrower or a Subsidiary Guarantor) any Preferred Stock of such Subsidiary, but excluding, in each case, any accrued dividends (the amount of such obligation to be equal at any time to the maximum fixed involuntary redemption, repayment or repurchase price for such Capital Stock, or if less (or if such Capital Stock has no such fixed price), to the involuntary redemption, repayment or repurchase price therefor calculated in accordance with the terms thereof as if then redeemed, repaid or repurchased, and if such price is based upon or measured by the fair market value of such Capital Stock, such fair market value shall be the Fair Market Value or the fair market value as determined in good faith by the board of directors or other governing body of the issuer of such Capital Stock),

(vii) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided that the amount of Indebtedness of such Person shall be the lesser of (A) the fair market value of such asset at such date of determination (as determined in good faith by the Parent Borrower) and (B) the amount of such Indebtedness of such other Persons,

(viii) all Guarantees by such Person of Indebtedness of other Persons, to the extent so Guaranteed by such Person, and

(ix) to the extent not otherwise included in this definition, net Hedging Obligations of such Person (the amount of any such obligation to be equal at any time to the termination value of such agreement or arrangement giving rise to such Hedging Obligation that would be payable by such Person at such time);

provided that Indebtedness shall not include Contingent Obligations Incurred in the ordinary course of business.

The amount of Indebtedness of any Person at any date shall be determined as set forth above or otherwise provided in this Agreement, or otherwise shall equal the amount thereof that would appear as a liability on a balance sheet of such Person (excluding any notes thereto) prepared in accordance with GAAP.

“Indemnified Liabilities”: as defined in subsection 11.5.

“Indemnitee”: as defined in subsection 11.5.

“Insolvency”: with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

“Intellectual Property”: as defined in subsection 5.9.

“Intercreditor Agreement”: the Intercreditor Agreement, dated as of the date hereof, among the Cash Flow Administrative Agent, the Cash Flow Collateral Agent, the Administrative Agent and the ABL Collateral Agents, and acknowledged by certain of the Loan Parties, substantially in the form of Exhibit E, as amended, restated, supplemented or otherwise modified from time to time in accordance therewith and herewith.

“Interest Payment Date”: (a) as to any ABR Loan, the last day of each March, June, September and December to occur while such Loan is outstanding, and the final maturity date of such Loan, (b) as to any Eurocurrency Loan, Bankers’ Acceptance or BA Equivalent Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurocurrency Loan, Bankers’ Acceptance or BA Equivalent Loan having an Interest Period longer than three months, (i) each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and (ii) the last day of such Interest Period.

“Interest Period”: with respect to any Eurocurrency Loan, Bankers’ Acceptance or BA Equivalent Loan:

(a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurocurrency Loan, Bankers’ Acceptance or BA Equivalent Loan and ending one, two, three or six months, or, if available to all relevant Lenders, a shorter period or 9 or 12 months thereafter, as selected by the U.S. Borrower Representative or the Canadian Borrower

Representative in their respective notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

(b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurocurrency Loan, Bankers’ Acceptance or BA Equivalent Loan and ending one, two, three or six months, or, if available to all relevant Lenders, a shorter period or 9 or 12 months thereafter, as selected by the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, by irrevocable notice to the Administrative Agent or the Canadian Agent, as applicable, not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

(i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii) any Interest Period that would otherwise extend beyond (A) the Term Loan Maturity Date ~~shall end on the~~(in the case of the Term Loans) shall end on the Term Loan Maturity Date, (B) the Non-Extended Maturity Date (in the case of Revolving Credit-1 Loans) shall end on the Non-Extended Maturity Date and (C) the Extended Maturity Date (in the case of Revolving Credit-2 Loans) shall end on the Extended Maturity Date;

(iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

(iv) the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, shall select Interest Periods so as not to require a scheduled payment of any Eurocurrency Loan, Bankers’ Acceptance or BA Equivalent Loan during an Interest Period for such Loan.

“Interest Rate Agreement”: with respect to any Person, any interest rate protection agreement, future agreement, option agreement, swap agreement, cap agreement, collar agreement, hedge agreement or other similar agreement or arrangement (including derivative agreements or arrangements), as to which such Person is party or a beneficiary.

“Inventory”: goods held for sale, lease or use by a Person in the ordinary course of business, net of any reserve for goods that have been segregated by such Person to be returned to the applicable vendor for credit and net of any applicable unearned vendor rebates, as determined in accordance with GAAP.

“Investment”: with respect to any Person by any other Person, any direct or indirect advance, loan or other extension of credit (other than to customers, dealers, licensees, franchisees, suppliers, consultants, directors, officers or employees of any Person in the ordinary course of business) or capital contribution (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others) to, or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by, such Person. For purposes of the definition of “Unrestricted Subsidiary” and subsection 8.5 only,

(i) “Investment” shall include the portion (proportionate to the Parent Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of any Subsidiary of the Parent Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary, provided that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Parent Borrower shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to (x) the Parent Borrower’s “Investment” in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to the Parent Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation,

(ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value (as determined in good faith by the Parent Borrower) at the time of such transfer and

(iii) for purposes of subsection 8.5(a)(3)(C) the amount resulting from the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary shall be the Fair Market Value of the Investment in such Unrestricted Subsidiary at the time of such redesignation (excluding the amount of such Investment then outstanding pursuant to clause (xv) or (xviii) of the definition of the term “Permitted Investment” as defined in the Cash Flow Credit Agreement (or, should the definitions in the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding definition of the Cash Flow Credit Agreement) or subsection 8.5(b)(vii).

Guarantees shall not be deemed to be Investments. The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced (at the Parent Borrower’s option) by any dividend, distribution, interest payment, return of capital, repayment or other amount or value received in respect of such Investment; provided that, to the extent that the amount of Restricted Payments outstanding at any time pursuant to subsection 8.5(a) is so reduced by any portion of any such amount or value that would otherwise be included in the calculation of Consolidated Net Income, such portion of such amount or value shall not be so included for purposes of calculating the amount of Restricted Payments that may be made pursuant to subsection 8.5(a).

“Investment Company Act”: the Investment Company Act of 1940, as amended from time to time.

“Investment Grade Rating”: a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or any equivalent rating by any other Rating Agency.

“Investment Grade Securities”: (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents); (ii) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the Parent Borrower and its Subsidiaries; (iii) investments in any fund that invests exclusively in investments of the type described in clauses (i) and (ii), which fund may also hold immaterial amounts of cash pending investment or distribution; and (iv) corresponding instruments in countries other than the United States customarily utilized for high quality investments.

“Investors”: (i) the CD&R Investors, the Bain Capital Investors and the Carlyle Investors and (ii) any of their respective legal successors.

“Issuing Lender”: any Canadian Facility Issuing Lender or any U.S. Facility Issuing Lender.

“JPMorgan”: JPMorgan Chase Bank, N.A.

“Joinder Agreement”: a joinder in substantially the form of Exhibit B hereto, to be executed by each Canadian Borrower designated as such after the Closing Date.

“Judgment Conversion Date”: as defined in subsection 11.8(a).

“Judgment Currency”: as defined in subsection 11.8(a).

“Junior Capital”: collectively, any Indebtedness of any Parent or the Parent Borrower that (a) is not secured by any asset of the Parent Borrower or any Restricted Subsidiary, (b) is expressly subordinated to the prior payment in full of the Loans on terms reasonably satisfactory to the Administrative Agent (it being understood that subordination terms consistent with those contained in the Senior Subordinated Notes Indenture are so satisfactory), (c) has a final maturity date that is not earlier than, and provides for no scheduled payments of principal prior to, the date that is 91 days after the Extended Maturity Date (other than through conversion or exchange of any such Indebtedness for Capital Stock (other than Disqualified Stock or Designated Preferred Stock) of a Borrower, Capital Stock of any Parent or any other Junior Capital), (d) has no mandatory redemption or prepayment obligations other than obligations that are subject to the prior payment in full in cash of the Loans and (e) does not require the payment of cash interest until the date that is 91 days following the Extended Maturity Date.

“L/C Facing Fee”: as defined in subsection 3.3(a).

“L/C Fee Payment Date”: with respect to any Letter of Credit, the last Business Day of each March, June, September and December to occur after the date of issuance thereof to and including the first such day to occur on or after the date of expiry thereof.

“L/C Obligations”: the U.S. Facility L/C Obligations and the Canadian Facility L/C Obligations, collectively.

“L/C Participants”: the U.S. Facility L/C Participants and the Canadian Facility L/C Participants.

“Lead Arrangers”: GE Capital Markets, Inc., JPMorgan, and Lehman Brothers Inc. as Joint Lead Arrangers and Joint Bookrunning Managers under this Agreement.

“Lenders”: the several banks and other financial institutions from time to time party to this Agreement acting in their capacity as lenders, together with, in each case, any affiliate of any such bank or financial institution through which such bank or financial institution elects, by written notice to the Administrative Agent or the Canadian Agent, as applicable, and the Borrower Representative or the Canadian Borrower Representative, as applicable, to make any Loans or Swing Line Loans available to any Borrower or issue Letters of Credit; provided that for all purposes of voting or consenting with respect to (a) any amendment, supplementation or modification of any Loan Document, (b) any waiver of any of the requirements of any Loan Document or any Default or Event of Default and its consequences or (c) any other matter as to which a Lender may vote or consent pursuant to subsection 11.1, the bank or financial institution making such election shall be deemed the “Lender” rather than such affiliate, which shall not be entitled to so vote or consent.

“Letter of Credit Request”: a letter of credit request substantially in the form of Exhibit F or in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to open a Letter of Credit, and accompanied by an application and agreement for the issuance or amendment of a Letter of Credit in such form as the Issuing Lender may reasonably specify from time to time consistent with the terms hereof (it being understood that in the event of any express conflict, the terms hereof shall control).

“Letters of Credit” or “L/Cs”: the U.S. Facility Letters of Credit and the Canadian Facility Letters of Credit.

“Liabilities”: collectively, any and all claims, obligations, liabilities, causes of actions, actions, suits, proceedings, investigations, judgments, decrees, losses, damages, fees, costs and expenses (including interest, penalties and fees and disbursements of attorneys, accountants, investment bankers and other professional advisors), in each case whether incurred, arising or existing with respect to third parties or otherwise at any time or from time to time.

“Lien”: any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

“Liquidity Event”: the determination by the Administrative Agent that Excess Availability for two consecutive Business Days is less than $210.0 million; provided that the Administrative Agent has notified the Borrower Representative thereof. The occurrence of a Liquidity Event shall be deemed continuing notwithstanding that Excess Availability may thereafter exceed the amount set forth in the preceding sentence unless and until the Excess Availability exceeds $210.0 million for 30 consecutive days, in which event a Liquidity Event shall no longer be deemed to be continuing.

“Loan”: a Revolving Credit Loan, an Agent Advance ~~or~~, a Swing Line Loan or a Term Loan, as the context shall require; collectively, the “Loans.”

“Loan Documents”: collectively, this Agreement, any Notes, the Intercreditor Agreement, the Guarantee and Collateral Agreement, the Canadian Guarantee and Collateral Agreement, the Holding Pledge Agreement and any other Security Documents, each as amended, supplemented, waived or otherwise modified from time to time.

“Loan Parties”: Holding, the Parent Borrower, any other Borrower hereunder and each Subsidiary Guarantor that is a party to a Loan Document as a Guarantor or pledgor under any of the Security Documents; individually, a “Loan Party.” No Excluded Subsidiary shall be a Loan Party.

“Management Advances”: (1) loans or advances made to directors, officers, employees or consultants of any Parent, the Parent Borrower or any Restricted Subsidiary (x) in respect of travel, entertainment or moving-related expenses incurred in the ordinary course of business, (y) in respect of moving-related expenses incurred in connection with any closing or consolidation of any facility, or (z) in the ordinary course of business and (in the case of this clause (z)) not exceeding $10.0 million in the aggregate outstanding at any time, (2) promissory notes of Management Investors acquired in connection with the issuance of Management Stock to such Management Investors, (3) Management Guarantees, or (4) other Guarantees of borrowings by Management Investors in connection with the purchase of Management Stock, which Guarantees are permitted under subsection 7.1 or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement).

“Management Agreements”: collectively, (i) the Subscription Agreements, each dated as of the Closing Date, between Holding Parent and each of the Investors party thereto, (ii) the Consulting Agreements, each dated as of the Closing Date, among Holding Parent, the Parent Borrower and each of CD&R, Bain Capital and Carlyle, or Affiliates thereof, respectively, (iii) the Indemnification Agreements, each dated as of the Closing Date, among the Parent Borrower, Holding Parent and each of (a) CD&R and each CD&R Investor, (b) Bain Capital and each Bain Capital Investor, and (c) Carlyle and each Carlyle Investor, or Affiliates thereof, respectively, (iv) the Registration Rights Agreement, dated as of the Closing Date, among Holding Parent and the Investors party thereto and any other Person party thereto from time to time, (v) the Stockholders Agreement, dated as of the Closing Date, by and among Holding Parent and the Investors party thereto and any other Person party thereto from time to time, and (vi) any other agreement primarily providing for indemnification and/or contribution for the benefit of any Permitted Holder in respect of Liabilities resulting from, arising out of or in connection with, based upon or relating to (a) any management, consulting, financial advisory, financing, underwriting or placement services or other investment banking activities, (b) any offering of securities or other financing activity or arrangement of or by any Parent or any of its Subsidiaries or (c) any action or failure to act of or by any Parent or any of its Subsidiaries (or any of their respective predecessors); in each case as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and of this Agreement; in each case as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and of this Agreement so long as such amendment, supplement, waiver or other modification (x) does not increase the amount of fees payable under the Management Agreements by an amount greater than $20.0 million per annum (as compared to the amount of fees payable thereunder on the date hereof) or (y) is not materially disadvantageous to the Secured Parties in the good faith judgment of the Board of Directors of the Parent Borrower.

“Management Guarantees”: guarantees (x) of up to an aggregate principal amount outstanding at any time of $25.0 million of borrowings by Management Investors in connection with their purchase of Management Stock or (y) made on behalf of, or in respect of loans or advances made to, directors, officers, employees or consultants of any Parent, the Parent Borrower or any Restricted Subsidiary (1) in respect of travel, entertainment and moving-related expenses incurred in the ordinary course of business, or (2) in the ordinary course of business and (in the case of this clause (2)) not exceeding $10.0 million in the aggregate outstanding at any time.

“Management Indebtedness”: Indebtedness Incurred to any Management Investor to finance the repurchase or other acquisition of Capital Stock of the Parent Borrower or any Parent (including any options, warrants or other rights in respect thereof) from any Management Investor, which repurchase or other acquisition of Capital Stock is permitted by subsection 8.5.

“Management Investors”: the officers, directors, employees and other members of the management of any Parent, the Parent Borrower or any of their respective Subsidiaries, or family members or relatives thereof (provided that, solely for purposes of the definition of “Permitted Holders,” such family members or relatives shall include only those Persons who are or become Management Investors in connection with estate planning for inheritance from other Management Investors, as determined in good faith by the Parent Borrower, which determination shall be conclusive), or trusts, partnerships or limited liability companies for the benefit of any of the foregoing, or any of their heirs, executors, successors and legal representatives, who at any date beneficially own or have the right to acquire, directly or indirectly, Capital Stock of the Parent Borrower or any Parent.

“Management Stock”: Capital Stock of the Parent Borrower or any Parent (including any options, warrants or other rights in respect thereof) held by any of the Management Investors.

“Mandatory Revolving Loan Borrowing”: as defined in subsection 2.4(c).

“Material Adverse Effect”: a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the Parent Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability as to any Loan Party party thereto of this Agreement or of any of the other Loan Documents or the rights or remedies of the Administrative Agent, the U.S. ABL Collateral Agent, the Issuing Lender, the Canadian Agent, the Canadian Collateral Agent and the Lenders under the Loan Documents, or with respect to the Collateral comprising the U.S. Borrowing Base and the Canadian Borrowing Base, in each case taken as a whole.

“Material Restricted Subsidiary”: any Restricted Subsidiary other than one or more Restricted Subsidiaries designated by the Parent Borrower that in the aggregate do not constitute Material Subsidiaries.

“Material Subsidiaries”: Subsidiaries of the Parent Borrower constituting, individually or in the aggregate (as if such Subsidiaries constituted a single Subsidiary), a “significant subsidiary” in accordance with Rule 1-02 under Regulation S-X.

“Materials of Environmental Concern”: any chemicals, substances, materials, wastes, pollutants, contaminants or compounds in any form or regulated under, or which may give rise to liability under, any applicable Environmental Law, including gasoline, petroleum (including crude oil or any fraction thereof), petroleum products or by-products, asbestos, toxic mold, polychlorinated biphenyls and urea-formaldehyde insulation.

~~“Maturity Date”: August 30, 2012.~~

“Merger”: as defined in the Recitals.

“Moody’s”: Moody’s Investors Service, Inc. and its successors.

“Mortgaged Properties”: the collective reference to the Real Properties owned in fee by the Loan Parties described on Part I of Schedule 5.8, including all buildings, improvements, structures and fixtures now or subsequently located thereon and owned by any such Loan Party.

“Mortgages”: each of the mortgages and deeds of trust, if any, executed and delivered by any Loan Party to the Administrative Agent and U.S. ABL Collateral Agent or Canadian Collateral Agent, as applicable, substantially in the form of Exhibit G, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Multiemployer Plan”: a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Available Cash”: with respect to any Asset Disposition (including any Sale and Leaseback Transaction) or Recovery Event, cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Disposition or Recovery Event or received in any other non-cash form) therefrom, in each case net of

(i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be paid or to be accrued as a liability under GAAP, as a consequence of such Asset Disposition or Recovery

Event (including as a consequence of any transfer of funds in connection with the application thereof in accordance with subsection 7.4 or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement)),

(ii) all payments made, and all installment payments required to be made, on any Indebtedness (x) that is secured by any assets subject to such Asset Disposition or involved in such Recovery Event, in accordance with the terms of any Lien upon such assets, or (y) that must by its terms, or, in the case of an Asset Disposition, in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition or Recovery Event, including but not limited to any payments required to be made to increase borrowing availability under any revolving credit facility,

(iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition or Recovery Event, or to any other Person (other than the Parent Borrower or a Restricted Subsidiary) owning a beneficial interest in the assets disposed of in such Asset Disposition or Recovery Event,

(iv) any liabilities or obligations associated with the assets disposed of in such Asset Disposition or involved in such Recovery Event and retained, indemnified or insured by the Parent Borrower or any Restricted Subsidiary after such Asset Disposition, including pension and other post-employment benefit liabilities, liabilities related to environmental matters, and liabilities relating to any indemnification obligations associated with such Asset Disposition,

(v) in the case of an Asset Disposition the amount of any purchase price or similar adjustment (x) claimed by any Person to be owed by the Parent Borrower or any Restricted Subsidiary, until such time as such claim shall have been settled or otherwise finally resolved, or (y) paid or payable by the Parent Borrower or any Restricted Subsidiary, in either case in respect of such Asset Disposition,

(vi) in the case of any Recovery Event, any amount thereof that constitutes or represents reimbursement or compensation for any amount previously paid by the Parent Borrower or any of its Subsidiaries and

(vii) in the case of any Asset Disposition by, or Recovery Event relating to any asset of, the Parent Borrower or any Restricted Subsidiary that is not a Subsidiary Guarantor, any amount of proceeds from such Asset Disposition or Recovery Event to the extent (x) subject to any restriction on the transfer thereof directly or indirectly to the Parent Borrower, including by reason of applicable law or agreement (other than any agreement entered into primarily for the purpose of imposing such a restriction) or (y) in the good faith determination of the Parent Borrower (which determination shall be conclusive), the transfer thereof directly or indirectly to the Parent Borrower could reasonably be expected to give rise to or result in (A) any violation of applicable law, (B) any liability (criminal, civil, administrative or other) for any of the officers, directors or shareholders of the Parent Borrower, any Restricted Subsidiary or any Parent, (C) any violation of the provisions of any joint venture or other material agreement governing or binding upon the Parent Borrower or any Restricted Subsidiary, (D) any material risk of any such violation or liability referred to in any of the preceding clauses (A), (B) and (C), (E) any adverse tax consequence for the Parent Borrower, any Restricted Subsidiary or any Parent, or (F) any cost, expense, liability or obligation (including any Tax) other than routine and immaterial out-of-pocket expenses.

“Net Cash Proceeds”: with respect to any issuance or sale of any securities or Indebtedness of the Parent Borrower or any Subsidiary by the Parent Borrower or any Subsidiary, or any capital contribution, the cash proceeds of such issuance, sale or contribution net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance, sale or contribution and net of taxes paid or payable as a result thereof.

“Net Orderly Liquidation Value”: the orderly liquidation value (net of costs and expenses estimated to be incurred in connection with such liquidation) of the Loan Parties’ Inventory that is estimated to be recoverable in an orderly liquidation of such Inventory expressed as a percentage of the net book value thereof, such percentage to be as determined from time to time by reference to the most recent Inventory appraisal completed by a qualified third-party appraisal company (approved by the Administrative Agent in its Permitted Discretion) delivered to the Administrative Agent.

“New York Process Agent”: as defined in subsection 11.13.

“Non-BA Lender”: a Canadian Facility Lender that cannot or does not as a matter of policy issue Bankers’ Acceptances.

“Non-Consenting Lender”: as defined in subsection 11.1(f).

“Non-Defaulting Lender”: any Lender other than a Defaulting Lender.

“Non-Excluded Taxes”: all Taxes other than Excluded Taxes.

“Non-Extended Maturity Date”: August 30, 2012.

“Notes”: the collective reference to the Revolving Notes ~~and~~, the Swing Line Note~~.~~ and the Term Notes.

“Obligation Currency”: as defined in subsection 11.8(a).

“Obligations”: with respect to any Indebtedness, any principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Parent Borrower or any Restricted Subsidiary whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, Guarantees of such Indebtedness (or of Obligations in respect thereof), other monetary obligations of any nature and all other amounts payable thereunder or in respect thereof.

“Obligor”: any purchaser of goods or services or other Person obligated to make payment to the Parent Borrower or any of its Subsidiaries (other than to any Special Purpose Subsidiaries and the Foreign Subsidiaries) in respect of a purchase of such goods or services.

“Other Representatives”: each of GE Capital Markets, Inc., Lehman Brothers Inc., and JPMorgan in their collective capacity as Joint Lead Arrangers and Joint Bookrunning Managers of the Loans and Commitments hereunder.

“Parent”: any of Holding Parent, Holding, any Other Parent and any other Person that is a Subsidiary of Holding Parent, Holding or any Other Parent and of which the Parent Borrower is a Subsidiary. As used herein, “Other Parent” means a Person of which the Parent Borrower becomes a Subsidiary after the Closing Date, provided, that either (x) immediately after the Parent Borrower first becomes a Subsidiary of such Person, more than 50.0% of the Voting Stock of such Person shall be held by one or more Persons that held more than 50.0% of the Voting Stock of a Parent of the Parent Borrower immediately prior to the Parent Borrower first becoming such Subsidiary or (y) such Person shall be deemed not to be an Other Parent for the purpose of determining whether a Change of Control shall have occurred by reason of the Parent Borrower first becoming a Subsidiary of such Person.

“Parent Borrower”: (i) Acquisition Corp. until the Merger, (ii) the Acquired Business following the Merger, and (iii) any successor of any Person in the foregoing clauses (i) through (iii) pursuant to subsection 8.3 or 11.6(a).

“Parent Expenses”: (i) costs (including all professional fees and expenses) incurred by any Parent in connection with its reporting obligations under, or in connection with compliance with, applicable laws or applicable rules of any governmental, regulatory or self-regulatory body or stock exchange, this Agreement, the Cash Flow Facility, the Senior Note Indenture or the Senior Subordinated Note Indenture or any other agreement or instrument relating to Indebtedness of the Parent Borrower or any Restricted Subsidiary, including in respect of any reports filed with respect to the Securities Act, the Exchange Act or the respective rules and regulations promulgated thereunder, (ii) expenses incurred by any Parent in connection with the acquisition, development, maintenance, ownership, prosecution, protection and defense of its intellectual property and associated rights (including but not limited to trademarks, service marks, trade names, trade dress, patents, copyrights and similar rights, including registrations and registration or renewal applications in respect thereof; inventions, processes, designs, formulae, trade secrets, know-how, confidential information, computer software, data and documentation, and any other intellectual property rights; and licenses of any of the foregoing) to the extent such intellectual property and associated rights relate to the business or businesses of the Parent Borrower or any Subsidiary thereof, (iii) indemnification obligations of any Parent owing to directors, officers, employees or other Persons under its charter or by-laws or pursuant to written agreements with any such Person, or obligations in respect of director and officer insurance (including premiums therefor), (iv) other operational expenses of any Parent incurred in the ordinary course of business, and (v) fees and expenses incurred by any Parent in connection with any offering of Capital Stock or Indebtedness, (w) which offering is not completed, or (x) where the net proceeds of such offering are intended to be received by or contributed or loaned to the Parent Borrower or a Restricted Subsidiary, or (y) in a prorated amount of such expenses in proportion to the amount of such net proceeds intended to be so received, contributed or loaned, or (z) otherwise on an interim basis prior to completion of such offering so long as any Parent shall cause the amount of such expenses to be repaid to the Parent Borrower or the relevant Restricted Subsidiary out of the proceeds of such offering promptly if completed.

“Participant”: as defined in subsection 11.6(c).

“Patriot Act”: as defined in subsection 11.18.

“Payment Condition”: at any time of determination with respect to a Specified Payment, no Liquidity Event has occurred and is continuing or would exist immediately after giving effect to the making of such Specified Payment.

“Payment Office”: initially, the office of the Administrative Agent as set forth in subsection 11.2, or any other office as the Administrative Agent shall designate from time to time.

“PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto).

“Pension Act”: the Pension Protection Act of 2006, as it presently exists or as it may be amended from time to time.

“Permitted Cure Securities”: (a) common Capital Stock of any Parent or the Parent Borrower, (b) Junior Capital and (c) other Capital Stock on terms and conditions reasonably satisfactory to the Administrative Agent.

“Permitted Discretion”: the commercially reasonable judgment of the Administrative Agent or the Canadian Agent, as applicable, exercised in good faith in accordance with customary business practices for comparable asset-based lending transactions, as to any factor which such Agent reasonably determines: (a) will or reasonably could be expected to adversely affect in any material respect the value of any Eligible Inventory or Eligible Accounts, the enforceability or priority of the applicable Agent’s Liens thereon or the amount which any Agent, the Lenders or any Issuing Lender would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Eligible Inventory or Eligible Accounts or (b) is evidence that any collateral report or financial information delivered to such Agent by any Person on behalf of the applicable Borrower is incomplete, inaccurate or misleading in any material respect. In exercising such judgment, such Agent may consider, without duplication, such factors already included in or tested by the definition of Eligible Inventory or Eligible Accounts as well as any of the following: (i) changes after the Closing Date in any material respect in demand for, pricing of, or product mix of Inventory; (ii) changes after the Closing Date in any material respect in any concentration of risk with respect to Accounts; and (iii) any other factors arising after the Closing Date that change in any material respect the credit risk of lending to the Borrowers on the security of the Eligible Inventory or Eligible Accounts.

“Permitted Holder”: any of the following:

(i) any of the Investors or Management Investors, and any of their respective Affiliates;

(ii) any investment fund or vehicle managed or sponsored by CD&R, Bain Capital, Carlyle or any Affiliate thereof, and any Affiliate of or successor to any such investment fund or vehicle;

(iii) any limited or general partners of, or other investors in, any CD&R Investor, Bain Capital Investor or Carlyle Investor or any Affiliate thereof, or any such investment fund or vehicle (as to any such limited partner or other investor, solely to the extent of any Capital Stock of the Parent Borrower or any Parent actually received by way of dividend or distribution from any such Investor, Affiliate, or investment fund or vehicle); and

(iv) any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock of any Parent or the Parent Borrower.

“Permitted Liens”:

(a) Permitted Prior Liens;

(b) Liens created pursuant to the Security Documents;

(c) Liens securing Indebtedness incurred under the Cash Flow Credit Agreement;

(d) Liens existing on, or provided for under written arrangements existing on, the Closing Date, which Liens or arrangements are set forth on Schedule 1.2, or (in the case of any such Liens securing Indebtedness of the Parent Borrower or any of its Subsidiaries existing or arising under written arrangements existing on the Closing Date) securing any Refinancing Indebtedness in respect of such Indebtedness so long as the Lien securing such Refinancing Indebtedness is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or under such written arrangements could secure) the original Indebtedness;

(e) Liens securing Indebtedness (including Liens securing any Obligations in respect thereof) consisting of Hedging Obligations, Purchase Money Obligations or Capitalized Lease Obligations Incurred in compliance with subsection 7.1 or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement);

(f) leases, subleases, licenses or sublicenses to or from third parties;

(g) Liens securing Indebtedness (including Liens securing any Obligations in respect thereof) consisting of (i) Indebtedness Incurred in compliance with subsections 7.1(b)(i), (iii) (other than under the Senior Notes, the Senior Subordinated Notes, and Refinancing Indebtedness Incurred in respect of Indebtedness under the Senior Notes, the Senior Subordinated Notes, or Indebtedness Incurred in compliance with subsection 7.1(a)), (iv), (v), (vii), (viii) (other than Junior Capital) or (ix) of the Cash Flow Credit Agreement or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement), (ii) Bank Indebtedness (as such term is defined in the Cash Flow Credit Agreement or any similar term in the Cash Flow Credit Agreement) Incurred in compliance with subsection 7.1(b)(x), (xi) (provided that such Liens do not extend to any property or assets that are not property being purchased with the proceeds of such Indebtedness), (xii), and (xiii) of the Cash Flow Credit Agreement or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement), (iii) Indebtedness of any Restricted Subsidiary that is not a Subsidiary Guarantor, (iv) Indebtedness or other obligations of any Special Purpose Entity, or (v) obligations in respect of Management Advances or Management Guarantees, in each case including Liens securing any Guarantee of any thereof;

(h) Liens on Capital Stock, Indebtedness or other securities of an Unrestricted Subsidiary that secure Indebtedness or other obligations of such Unrestricted Subsidiary;

(i) any encumbrance or restriction (including, but not limited to, put and call agreements) with respect to Capital Stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement;

(j) Liens securing Indebtedness (including Liens securing any Obligations in respect thereof) consisting of Refinancing Indebtedness Incurred in respect of any Indebtedness secured by, or securing any refinancing, refunding, extension, renewal or replacement (in whole or in part) of any other obligation secured by, any Permitted Liens (other than under clauses (g) or (o) hereof), provided that any such new Lien is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the obligations to which such Liens relate;

(k) other Liens securing obligations incurred in the ordinary course of business, which obligations do not exceed $75.0 million at any time outstanding;

(l) Liens securing Indebtedness (including Liens securing any Obligations in respect thereof) consisting of Indebtedness Incurred in compliance with subsection 7.1 or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement), provided that on the date of the Incurrence of such Indebtedness after giving effect to such Incurrence (or on the date of the initial borrowing of such Indebtedness after giving pro forma effect to the Incurrence of the entire committed amount of such Indebtedness), the Consolidated Secured Leverage Ratio shall not exceed 3.75:1.00;

(m) Liens on inventory or other goods and proceeds securing obligations in respect of bankers’ acceptances issued or created to facilitate the purchase, shipment or storage of such inventory or other goods;

(n) Liens in favor of any Special Purpose Entity in connection with any Financing Disposition; and

(o) Liens existing on property or assets of a Person at the time such Person becomes a Subsidiary of the Parent Borrower (or at the time the Parent Borrower or a Restricted Subsidiary acquires such property or assets, including any acquisition by means of a merger or consolidation with or into the Parent Borrower or any Restricted Subsidiary); provided, however, that such Liens are not created in connection with, or in contemplation of, such other Person becoming such a Subsidiary (or such acquisition of such property or assets), and that such Liens are limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which such Liens arose, could secure) the obligations to which such Liens relate.

“Permitted Payment”: as defined in subsection 8.5(b).

“Permitted Prior Liens”:

(a) Liens for taxes, assessments or other governmental charges not yet delinquent or the nonpayment of which in the aggregate would not reasonably be expected to have a material adverse effect on the Parent Borrower and its Restricted Subsidiaries or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Parent Borrower or a Subsidiary thereof, as the case may be, in accordance with GAAP;

(b) carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business in respect of obligations that are not overdue for a period of more than 60 days or that are bonded or that are being contested in good faith and by appropriate proceedings;

(c) pledges, deposits or Liens in connection with workers’ compensation, unemployment insurance and other social security and other similar legislation or other insurance-related obligations (including pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements);

(d) pledges, deposits or Liens to secure the performance of bids, tenders, trade, government or other contracts (other than for borrowed money), obligations for utilities, leases, licenses, statutory obligations, completion guarantees, surety, judgment, appeal or performance bonds, other similar bonds, instruments or obligations, and other obligations of a like nature incurred in the ordinary course of business;

(e) easements (including reciprocal easement agreements), rights-of-way, building, zoning and similar restrictions, utility agreements, covenants, reservations, restrictions, encroachments, charges, and other similar encumbrances or title defects incurred, or leases or subleases granted to others, in the ordinary course of business, which do not in the aggregate materially interfere with the ordinary conduct of the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole;

(f)(i) mortgages, liens, security interests, restrictions, encumbrances or any other matters of record that have been placed by any developer, landlord or other third party on real property over which the Parent Borrower or any Restricted Subsidiary has easement rights or on any leased property and subordination or similar agreements relating thereto and (ii) any condemnation or eminent domain proceedings affecting any real property;

(g) Liens arising out of judgments, decrees, orders or awards in respect of which the Parent Borrower or any Restricted Subsidiary shall in good faith be prosecuting an appeal or proceedings for review, which appeal or proceedings shall not have been finally terminated or if the period within which such appeal or proceedings may be initiated shall not have expired; and

(h) Liens (i) arising by operation of law (or by agreement to the same effect) in the ordinary course of business, (ii) on property or assets under construction (and related rights) in favor of a contractor or developer or arising from progress or partial payments by a third party relating to such property or assets, (iii) on cash set aside at the time of the Incurrence of any Indebtedness or government securities purchased with such cash, in either case to the extent that such cash or government securities pre-fund the payment of interest on such Indebtedness and are held in an escrow account or similar arrangement to be applied for such purpose, (iv) securing or arising by reason of any netting or set-off arrangement entered into in the ordinary course of banking or other trading activities (including in connection with purchase orders and other agreements with customers), (v) Liens in favor of any Borrower or any Subsidiary Guarantor, (vi) arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business, (vii) relating to pooled deposit or sweep accounts to permit satisfaction of overdraft, cash pooling or similar obligations incurred in the ordinary course of business, (viii) attaching to commodity trading or other brokerage accounts incurred in the ordinary course of business or (ix) arising in connection with repurchase agreements permitted under subsection 7.1 or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement).

“Person”: any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Plan”: at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Parent Borrower or a Commonly Controlled Entity is an “employer” as defined in Section 3(5) of ERISA.

“PPSA”: the Personal Property Security Act (Ontario) (or any successor statute) or similar legislation of any other Canadian jurisdiction, including the Civil Code of Québec, the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, opposability, validity or effect of security interests.

“Preferred Stock”: as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) that by its terms is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

“Prime Rate”: as defined in the definition of “ABR.”

“Purchase”: as defined in the definition of “Consolidated Coverage Ratio.”

“Purchase Money Obligations”: any Indebtedness Incurred to finance or refinance the acquisition, leasing, construction or improvement of property (real or personal) or assets, and whether acquired through the direct acquisition of such property or assets or the acquisition of the Capital Stock of any Person owning such property or assets, or otherwise.

“Q307”: as defined in the definition of Consolidated Interest Expense.

“Q307 Consolidated Interest Expense”: as defined in the definition of Consolidated Interest Expense.

“Quebec Security Documents”: collectively, the movable hypothec, bond, bond pledge and delivery order delivered to the Canadian Collateral Agent as fondé de pouvoir as of the date hereof, substantially in the form of Exhibit C-3, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Rating Agency”: collectively, Moody’s and S&P, or, if Moody’s or S&P or both shall not make a rating of the Senior Credit Facilities publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Parent Borrower which shall be substituted for Moody’s or S&P or both, as the case may be.

“Real Property”: land, buildings, structures and other improvements located thereon, fixtures attached thereto, and rights, privileges, easements and appurtenances related thereto, and related property interests.

“Receivable”: a right to receive payment pursuant to an arrangement with another Person pursuant to which such other Person is obligated to pay, as determined in accordance with GAAP.

“Recovery Event”: any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower and its Restricted

Subsidiaries constituting Collateral giving rise to Net Available Cash to such Loan Party in excess of (x) $4.0 million in any one case and (y) $50.0 million in the aggregate in any fiscal year minus the Net Available Cash in such fiscal year from dispositions classified by the Borrower pursuant to clause (xviii) of the definition of “Asset Disposition.”

“refinance”: refinance, refund, replace, renew, repay, modify, restate, defer, substitute, supplement, reissue, resell or extend (including pursuant to any defeasance or discharge mechanism); and the terms “refinances,” “refinanced” and “refinancing” as used for any purpose in this Agreement shall have correlative meanings.

“Refinancing Indebtedness”: Indebtedness that is Incurred to refinance any Indebtedness existing on the Closing Date or Incurred in compliance with this Agreement (including Indebtedness of the Parent Borrower that refinances Indebtedness of any Restricted Subsidiary and Indebtedness of any Restricted Subsidiary that refinances Indebtedness of another Restricted Subsidiary) including Indebtedness that refinances Refinancing Indebtedness; provided that

(1)(x) if the Indebtedness being refinanced is Subordinated Obligations or Guarantor Subordinated Obligations, the Refinancing Indebtedness shall have a final Stated Maturity at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the final Stated Maturity of the Indebtedness being refinanced (or if shorter, the Loans) and (y) if the Indebtedness being refinanced is Senior Subordinated Notes or the Indebtedness was incurred pursuant to subsection 7.1(b)(viii)(H) or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement), the Refinancing Indebtedness shall be Subordinated Obligations or Guarantor Subordinated Obligations, as applicable),

(2) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of (x) the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced, plus (y) fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such Refinancing Indebtedness and

(3) Refinancing Indebtedness shall not include (x) Indebtedness of a Restricted Subsidiary that is not a Subsidiary Borrower or Subsidiary Guarantor that refinances Indebtedness of a Borrower or a Subsidiary Guarantor that could not have been initially Incurred by such Restricted Subsidiary pursuant to subsection 7.1 or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement) or (y) Indebtedness of the Parent Borrower or a Restricted Subsidiary that refinances Indebtedness of an Unrestricted Subsidiary.

“Refunded Swing Line Loans”: as defined in subsection 2.4(c).

“Refunding Capital Stock”: as defined in subsection 8.5(b)(i).

“Register”: as defined in subsection 11.6(b)(iv).

“Regulation S-X”: Regulation S-X promulgated by the SEC, as in effect on the Closing Date.

“Regulation T”: Regulation T of the Board as in effect from time to time.

“Regulation U”: Regulation U of the Board as in effect from time to time.

“Regulation X”: Regulation X of the Board as in effect from time to time.

“Reimbursement Obligations”: the obligation of the applicable Borrower to reimburse the applicable Issuing Lender pursuant to subsection 3.5(a) for amounts drawn under the applicable Letters of Credit.

“Related Business”: those businesses in which the Parent Borrower or any of its Subsidiaries is engaged on the date of this Agreement, or that are similar, related, complementary, incidental or ancillary thereto or extensions, developments or expansions thereof.

“Related Taxes”: (x) any taxes, charges or assessments, including but not limited to sales, use, transfer, rental, ad valorem, value-added, stamp, property, consumption, franchise, license, capital, net worth, gross receipts, excise, occupancy, intangibles or similar taxes, charges or assessments (other than federal, state, foreign, provincial or local taxes measured by income, and federal, state, foreign, provincial or local withholding imposed by any government or other taxing authority on payments made by any Parent other than to another Parent), required to be paid by any Parent by virtue of its being incorporated or having Capital Stock outstanding (but not by virtue of owning stock or other equity interests of any corporation or other entity other than the Parent Borrower, any of its Subsidiaries or any Parent), or being a holding company of the Parent Borrower, any of its Subsidiaries or any Parent or receiving dividends from or other distributions in respect of the Capital Stock of the Parent Borrower, any of its Subsidiaries or any Parent, or having guaranteed any obligations of the Parent Borrower or any Subsidiary thereof, or having made any payment in respect of any of the items for which the Parent Borrower or any of its Subsidiaries is permitted to make payments to any Parent pursuant to the covenant described under subsection 8.5, or acquiring, developing, maintaining, owning, prosecuting, protecting or defending its intellectual property and associated rights (including but not limited to receiving or paying royalties for the use thereof) relating to the business or businesses of the Parent Borrower or any Subsidiary thereof, (y) any taxes of a Parent attributable to (1) any taxable period (or portion thereof) ending on or prior to the Closing Date, and incurred in connection with the Transactions or (2) any Parent’s receipt of (or entitlement to) any payment in connection with the Transactions, including any payment received after the Closing Date pursuant to any agreement related to the Transactions or (z) any other federal, state, foreign, provincial or local taxes measured by income for which any Parent is liable up to an amount not to exceed, with respect to federal taxes, the amount of any such taxes that the Parent Borrower and its Subsidiaries would have been required to pay on a separate company basis, or on a consolidated basis as if the Parent Borrower had filed a consolidated return on behalf of an affiliated group (as defined in Section 1504 of the Code or an analogous provision of state, local or foreign law) of which it were the common parent, or with respect to state, foreign, provincial or local taxes, the amount of any such taxes that the Parent Borrower and its Subsidiaries would have been required to pay on a separate company basis, or on a combined basis as if the Parent Borrower had filed a combined return on behalf of an affiliated group consisting only of the Parent Borrower and its Subsidiaries (in each case, reduced by any such taxes paid directly by the Parent Borrower or its Subsidiaries).

“Release”: any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Material of Environmental Concern in, into, onto or through the environment.

“Reorganization”: with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Replacement Intercreditor Agreement”: as defined in subsection 8.8(c).

“Reportable Event”: any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under PBGC Reg. § 4043 or any successor regulation thereto.

“Reports”: as defined in subsection 10.16.

“Required Lenders”: ~~Non-Defaulting Lenders~~(i) at any time prior to the termination of the Revolving Credit-1 Commitments and payment in full in cash of the related Revolving Credit-1 Loans and the L/C Obligations due and owing to the Revolving Credit-1 Lenders, Non-Defaulting Lenders the Total Credit Percentages of which aggregate greater than 50.0% and (ii) thereafter, Non-Defaulting Lenders (other than the Revolving Credit-1 Lenders) the Total Credit Percentages of which aggregate greater than 50.0%.

“Requirement of Law”: as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, statute, ordinance, code, decree, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property or to which such Person or any of its material property is subject, including laws, ordinances and regulations pertaining to zoning, occupancy and subdivision of real properties; provided that the foregoing shall not apply to any non-binding recommendation of any Governmental Authority.

“Responsible Officer”: as to any Person, any of the following officers of such Person: (a) the chief executive officer or the president of such Person and, with respect to financial matters, the chief financial officer, the treasurer or the controller of such Person, (b) any vice president of such Person or, with respect to financial matters, any assistant treasurer or assistant controller of such Person, who has been designated in writing to the Administrative Agent as a Responsible Officer by such chief executive officer or president of such Person or, with respect to financial matters, such chief financial officer of such Person, (c) with respect to subsection 7.7 and without limiting the foregoing, the general counsel of such Person, (d) with respect to ERISA matters, the senior vice president-human resources (or substantial equivalent) of such Person and (e) any other individual designated as a “Responsible Officer” for the purposes of this Agreement by the Board of Directors or equivalent body of such Person.

“Restricted Acquisition”: an acquisition (by purchase or otherwise) by the Parent Borrower or any Restricted Subsidiary of all the business, or assets constituting a business unit, of any Person, or any Investment by the Parent Borrower or any Restricted Subsidiary in the Capital Stock of any Person that prior thereto was not an Affiliate of the Parent Borrower and that thereby becomes a Restricted Subsidiary (any such Person, an “Acquired Person”), other than any such acquisition or Investment so long as:

(a) no Default or Event of Default exists at the time of such acquisition or Investment or would result there from,

(b) on the date of such acquisition or Investment after giving effect thereto, either (A) the Consolidated Total Leverage Ratio of the Parent Borrower shall not exceed 7.25:1.00 or (B) the Consolidated Total Leverage Ratio of the Parent Borrower would equal or be less than the Consolidated Total Leverage Ratio of the Parent Borrower immediately prior to giving effect thereto, and

(c) the aggregate amount of such Investments in any Acquired Person that so becomes a Restricted Subsidiary other than a Borrower or a Subsidiary Guarantor and outstanding at any time shall not exceed the greater of $300.0 million and 6.0% of Consolidated Tangible Assets at such time.

Any Investment held by any Acquired Person that was not acquired by such Person in contemplation of becoming a Restricted Subsidiary shall not be deemed restricted by subsection 8.5(a). Any Investment in any Person that thereby becomes an Affiliate of the Parent Borrower (other than a Restricted Subsidiary) shall not be deemed to be or give rise to a Restricted Acquisition, other than any Investment made as part of a plan to cause such Person to become a Restricted Subsidiary in a transaction that would otherwise constitute a Restricted Acquisition, upon such Person so becoming such a Restricted Subsidiary.

“Restricted Payment”: as defined in subsection 8.5(a).

“Restricted Payment Transaction”: any Restricted Payment permitted pursuant to subsection 8.5, any Permitted Payment, any Permitted Investment as defined in the Cash Flow Credit Agreement (or, should the definitions in the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding definition of the Cash Flow Credit Agreement), or any transaction specifically excluded from the definition of the term “Restricted Payment” (including pursuant to the exception contained in clause (i) and the parenthetical exclusions contained in clauses (ii) and (iii) of such definition).

“Restricted Subsidiary”: any Subsidiary of the Parent Borrower other than an Unrestricted Subsidiary.

“Revolving Commitment Percentage”: as to any Revolving Lender, the percentage of the Total Facility Revolving Commitments (or, in the case of the termination or expiration of the Revolving Commitments, the Aggregate Outstanding Revolving Credit of the Lenders) then constituted by such Lender’s Revolving Commitment (or, in the case of the termination or expiration of the Revolving Commitments, such Lender’s Canadian Facility Lender Exposure and/or U.S. Facility Revolving Lender Exposure).

“Revolving Commitments”: as to any Lender, its U.S. Facility Revolving Commitments and its Canadian Facility Revolving Commitments.

“Revolving Commitment Period”: the period from and including the Closing Date to but not including the applicable Revolving Facility Maturity Date (it being understood that the applicable Revolving Facility Maturity Date in respect of each of Sections 2.4(a), 3.1(a) and 3.2(a) shall be the Extended Maturity Date), or such earlier date as the applicable Revolving Commitments shall terminate as provided herein.

“Revolving Credit-1 Commitments”: as to any Lender, its U.S. Facility Revolving Credit-1 Commitments and Canadian Facility Revolving Credit-1 Commitments.

“Revolving Credit-1 Lender”: any Lender having a Revolving Credit-1 Commitment hereunder and/or a Revolving Credit-1 Loan outstanding hereunder.

“Revolving Credit-1 Loan”: a Revolving Credit Loan made by a Revolving Lender pursuant to such Revolving Lender’s U.S. Facility Revolving Credit-1 Commitments or Canadian Facility Revolving Credit-1 Commitments.

“Revolving Credit-1 Loan Share”: (x) with respect to the U.S. Facility Revolving Commitments, the U.S. Revolving Credit-1 Loan Share and (y) with respect to the Canadian Facility Commitments, the Canadian Revolving Credit-1 Loan Share, as applicable.

“Revolving Credit-2 Commitments”: as to any Lender, its U.S. Facility Revolving Credit-2 Commitments and Canadian Facility Revolving Credit-2 Commitments.

“Revolving Credit-2 Lender”: any Lender having a Revolving Credit-2 Commitment hereunder and/or a Revolving Credit-2 Loan outstanding hereunder.

“Revolving Credit-2 Loan”: a Revolving Credit Loan made by a Revolving Lender pursuant to such Revolving Lender’s U.S. Facility Revolving Credit-2 Commitments or Canadian Facility Revolving Credit-2 Commitments.

“Revolving Credit-2 Loan Share”: (x) with respect to the U.S. Facility Revolving Commitments, the U.S. Revolving Credit-2 Loan Share and (y) with respect to the Canadian Facility Revolving Commitments, the Canadian Revolving Credit-2 Loan Share, as applicable.

“Revolving Credit Loan”: each U.S. Facility Revolving Credit Loan and each Canadian Facility Revolving Credit Loan.

“Revolving Facility Maturity Date”: (a) with respect to the U.S. Facility Revolving Credit-1 Loans, U.S. Facility Revolving Credit-1 Commitments, Canadian Facility Revolving Credit-1 Loans and Canadian Facility Revolving Credit-1 Commitments, the Non-Extended Maturity Date; and (b) with respect to the U.S. Facility Revolving Credit-2 Loans, U.S. Facility Revolving Credit-2 Commitments, Canadian Facility Revolving Credit-2 Loans and Canadian Facility Revolving Credit-2 Commitments, the Extended Maturity Date.

“Revolving Lender”: any Lender having a Revolving Commitment hereunder and/or a Revolving Credit Loan outstanding hereunder.

“Revolving Note”: as defined in subsection 2.1(g).

“S&P”: Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., and its successors.

“Sale”: as defined in the definition of “Consolidated Coverage Ratio.”

“Sale and Leaseback Transaction”: any arrangement with any Person providing for the leasing by the Parent Borrower or any of its Subsidiaries of real or personal property that has been or is to be sold or transferred by the Parent Borrower or any such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Parent Borrower or such Subsidiary.

“Schedule I Lender”: a Canadian Facility Lender which is a Canadian chartered bank listed on Schedule I of the Bank Act (Canada).

“SEC”: the Securities and Exchange Commission.

“Secured Parties”: the reference to the Canadian Secured Parties, the U.S. Secured Parties, or the collective reference thereto, as applicable.

“Secured Party Representative”: as defined in the Intercreditor Agreement.

“Securities Act”: the Securities Act of 1933, as amended from time to time.

“Security Documents”: the collective reference to the Canadian Security Documents and the U.S. Security Documents.

“Sellers”: as defined in the Recitals.

“Senior Credit Facilities”: collectively, the Facility and the Cash Flow Facility.

“Senior Notes”: the 12.0% Senior Notes due 2014 of the Parent Borrower issued on the Closing Date, as the same may be exchanged for substantially similar unsecured senior notes that have been registered under the Securities Act, and as the same or such substantially similar notes may be amended, supplemented, waived or otherwise modified from time to time in accordance with subsection 8.8 to the extent applicable and Refinancing Indebtedness in respect thereof.

“Senior Notes Indenture”: any indenture governing any Senior Notes, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with subsection 8.8 to the extent applicable.

“Senior Subordinated Notes”: the 13.5% Senior Notes due 2015 of the Parent Borrower issued on the Closing Date, as the same may be exchanged for substantially similar unsecured senior subordinated notes that have been registered under the Securities Act, and as the same or such substantially similar notes may be amended, supplemented, waived or otherwise modified from time to time in accordance with subsection 8.8 to the extent applicable; and including, for the avoidance of doubt, any increase in the principal amount of any Senior Subordinated Note due to the accrual of interest paid in kind and Refinancing Indebtedness in respect thereof.

“Senior Subordinated Notes Indenture”: any indenture governing any Senior Subordinated Notes, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with subsection 8.8 to the extent applicable.

“Set”: the collective reference to Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans, as applicable, of a single Tranche, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

“Settlement Service”: as defined in subsection 11.6(b).

“Single Employer Plan”: any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

“Solvent” and “Solvency”: with respect to any Person on a particular date, the condition that, on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small amount of capital.

“Special Purpose Entity”: (x) any Special Purpose Subsidiary or (y) any other Person that is engaged in the business of (i) acquiring, selling, collecting, financing or refinancing Receivables, accounts (as defined in the Uniform Commercial Code as in effect in any jurisdiction from time to time), other accounts and/or other receivables and/or related assets and/or (ii) acquiring, selling, leasing, financing or refinancing Real Property acquired after the Closing Date and/or related rights (including under leases and insurance policies) and/or assets (including managing, exercising and disposing of any such rights and/or assets).

“Special Purpose Financing”: any financing or refinancing of assets consisting of or including Receivables and/or Real Property acquired after the Closing Date of the Parent Borrower or any Restricted Subsidiary that have been transferred to a Special Purpose Entity or made subject to a Lien in a Financing Disposition.

“Special Purpose Financing Expense”: for any period, (a) the aggregate interest expense for such period on any Indebtedness of any Special Purpose Subsidiary that is a Restricted Subsidiary, which Indebtedness is not recourse to the Parent Borrower or any Restricted Subsidiary that is not a Special Purpose Subsidiary (other than with respect to Special Purpose Financing Undertakings), and (b) Special Purpose Financing Fees.

“Special Purpose Financing Fees”: distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Special Purpose Financing.

“Special Purpose Financing Undertakings”: representations, warranties, covenants, indemnities, guarantees of performance and (subject to clause (y) of the proviso below) other agreements and undertakings entered into or provided by the Parent Borrower or any of its Restricted Subsidiaries that the Parent Borrower determines in good faith (which determination shall be conclusive) are customary or otherwise necessary or advisable in connection with a Special Purpose Financing or a Financing Disposition; provided that (x) it is understood that Special Purpose Financing Undertakings may consist of or include (i) reimbursement and other obligations in respect of notes, letters of credit, surety bonds and similar instruments provided for credit enhancement purposes, (ii) Hedging Obligations, or other obligations relating to Interest Rate Agreements, Currency Agreements or Commodities Agreements entered into by the Parent Borrower or any Restricted Subsidiary, in respect of any Special Purpose Financing or Financing Disposition or (iii) any Guarantee in respect of customary recourse obligations (as determined in good faith by the Parent Borrower) in connection with any collateralized mortgage backed securitization or any other Special Purpose Financing or Financing Disposition in respect of Real Property acquired after the Closing Date, including in respect of Liabilities in the event of any involuntary case commenced with the collusion of any Special Purpose Subsidiary or any Affiliate thereof, or any voluntary case commenced by any Special Purpose Subsidiary, under any applicable Bankruptcy Law, and (y) subject to the preceding clause (x), any such other agreements and undertakings shall not include any Guarantee of Indebtedness of a Special Purpose Subsidiary by the Parent Borrower or a Restricted Subsidiary that is not a Special Purpose Subsidiary.

“Special Purpose Subsidiary”: a Subsidiary of the Parent Borrower that (a) is engaged solely in (x) the business of (i) acquiring, selling, collecting, financing or refinancing Receivables, accounts (as defined in the Uniform Commercial Code as in effect in any jurisdiction from time to time) and other accounts and receivables (including any thereof constituting or evidenced by chattel paper, instruments or general intangibles), all proceeds thereof and all rights (contractual and other), collateral and other assets relating thereto and (ii) acquiring, selling, leasing, financing or refinancing Real Property acquired after the Closing Date and/or related rights (including under leases and insurance policies) and/or assets (including managing, exercising and disposing of any such rights and/or assets), all proceeds thereof and all rights

(contractual and other), collateral and other assets relating thereto, and (y) any business or activities incidental or related to such business, and (b) is designated as a “Special Purpose Subsidiary” by the Parent Borrower.

“Specified Equity Contribution”: any cash contribution made to any Parent or the Parent Borrower in exchange for Permitted Cure Securities, which cash contribution, if made to such Parent, is contributed to the Parent Borrower; provided (a)(i) such cash contribution is made to any Parent or the Parent Borrower and (ii) to the extent required by the foregoing, the contribution of any proceeds therefrom to the Parent Borrower occurs, in each case, after the Closing Date and on or prior to the date that is 10 Business Days after the date on which financial statements are required to be delivered for the applicable fiscal quarter (or year) as of the end of which compliance with subsection 8.10 is desired to be effected through the use of such contribution; (b) the Parent Borrower identifies such contribution as a “Specified Equity Contribution”; (c) in each four fiscal quarter period, there shall exist a period of at least one fiscal quarter in respect of which no Specified Equity Contribution shall have been made and (d) the amount of any Specified Equity Contribution included in the calculation of Consolidated EBITDA hereunder shall be limited to the amount required to effect compliance with subsection 8.10 hereof.

“Specified Payment”: (i) any merger, consolidation or amalgamation permitted pursuant to subsection 8.3(a) or (ii) any Restricted Payment pursuant to subsection 8.5.

“Sponsors”: as defined in the Recitals.

“Spot Rate of Exchange”: (i) with respect to Canadian Dollars (except as provided in clause (ii) below), at any date of determination thereof, the spot rate of exchange in London that appears on the display page applicable to Canadian Dollars on the Telerate system (or such other page as may replace such page for the purpose of displaying the spot rate of exchange in London), provided that if there shall at any time no longer exist such a page, the spot rate of exchange shall be determined by reference to another similar rate publishing service selected by the Administrative Agent and, if no such similar rate publishing service is available, by reference to the published rate of the Administrative Agent (or such other financial institution selected by the Administrative Agent with the approval of the Parent Borrower) in effect at such date for similar commercial transactions or (ii) with respect to any Letters of Credit denominated in Canadian Dollars (x) for the purposes of determining the Dollar Equivalent of L/C Obligations and for the calculation of L/C Facing Fees and related commissions, the spot rate of exchange quoted in the Wall Street Journal on the first Business Day of each month (or, if same does not provide rates, by such other means reasonably satisfactory to the Administrative Agent and the Parent Borrower) and (y) for the purpose of determining the Dollar Equivalent of any Letter of Credit with respect to (A) a demand for payment of any drawing under such Letter of Credit (or any portion thereof) to any L/C Participants pursuant to subsection 3.4(a) or (B) a notice from any Issuing Lender for reimbursement of the Dollar Equivalent of any drawing (or any portion thereof) under such Letter of Credit by the Parent Borrower pursuant to subsection 3.5(a), the market spot rate of exchange quoted by the Administrative Agent on the date of such drawing or notice, as applicable.

“Standby Letter of Credit”: as defined in subsection 3.1(a).

“Stated Maturity”: with respect to any Indebtedness, the date specified in such Indebtedness as the fixed date on which the payment of principal of such Indebtedness is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase or repayment of such Indebtedness at the option of the holder thereof upon the happening of any contingency).

“Subordinated Obligations”: any Indebtedness of a Borrower (whether outstanding on the Closing Date or thereafter Incurred) that is expressly subordinated in right of payment to the Obligations hereunder and under the Loan Documents pursuant to a written agreement.

“Subsidiary”: with regard to any Person, any corporation, association, partnership, or other business entity of which more than 50.0% of the total voting power of shares of Capital Stock or other equity interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly by (i) such Person or (ii) one or more Subsidiaries of such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Parent Borrower.

“Subsidiary Borrower”: any Subsidiary (other than the Canadian Borrowers) that becomes a Borrower pursuant to a Joinder Agreement, together with their respective successors and assigns.

“Subsidiary Guarantee”: the guarantee of the obligations of the Borrowers under the Loan Document provided pursuant to the Guarantee and Collateral Agreement or Canadian Guarantee and Collateral Agreement.

“Subsidiary Guarantor”: any U.S. Subsidiary Guarantor or Canadian Subsidiary Guarantor.

“Successor Company”: as defined in subsection 8.3(a).

“Supermajority Lenders”: ~~Non-Defaulting Lenders~~(i) at any time prior to the termination of the Revolving Credit-1 Commitments and payment in full in cash of the related Revolving Credit-1 Loans and the L/C Obligations due and owing to the Revolving Credit-1 Lenders, Non-Defaulting Lenders the Total Credit Percentages of which aggregate at least 66 2/3% and (ii) thereafter, Non-Defaulting Lenders (other than the Revolving Credit-1 Lenders) the Total Credit Percentages of which aggregate at least 66 2/3%.

“Supervisory Review Process”: as defined in subsection 4.10(c).

“Swing Line Commitment”: the Swing Line Lender’s obligation to make Swing Line Loans pursuant to subsection 2.4.

“Swing Line Lender”: GE BFS, in its capacity as provider of the Swing Line Loans.

“Swing Line Loan Participation Certificate”: a certificate substantially in the form of Exhibit H.

“Swing Line Loans”: as defined in subsection 2.4(a).

“Swing Line Note”: as defined in subsection 2.4(b).

“Tax Sharing Agreement”: the Tax Sharing Agreement, dated as of the Closing Date, among the Parent Borrower, Holding and Holding Parent, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Taxes”: any and all present or future income, stamp or other taxes, levies, imposts, duties, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority.

“Temporary Cash Investments”: any of the following: (i) any investment in (x) direct obligations of the United States of America, Canada, a member state of The European Union or any country in whose currency funds are being held pending their application in the making of an investment or capital expenditure by the Parent Borrower or a Restricted Subsidiary in that country or with such funds, or any agency or instrumentality of any thereof or obligations Guaranteed by the United States of America, Canada or a member state of The European Union or any country in whose currency funds are being held pending their application in the making of an investment or capital expenditure by the Parent Borrower or a Restricted Subsidiary in that country or with such funds, or any agency or instrumentality of any of the foregoing, or obligations guaranteed by any of the foregoing or (y) direct obligations of any foreign country recognized by the United States of America rated at least “A” by S&P or “A-1” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (ii) overnight bank deposits, and investments in time deposit accounts, certificates of deposit, bankers’ acceptances and money market deposits (or, with respect to foreign banks, similar instruments) maturing not more than one year after the date of acquisition thereof issued by (x) any bank or other institutional lender under a Senior Credit Facility or any affiliate thereof, (y) JPMorgan Chase Bank, N.A., SunTrust Banks, Inc., Wells Fargo & Company, Bank of America, N.A., Wachovia Bank, National Association, Scotiabank, The Toronto-Dominion Bank, Bank of Montreal, or any of their respective affiliates or (z) a bank or trust company that is organized under the laws of the United States of America, any state thereof, Canada, any province thereof, or any foreign country recognized by the United States of America having capital and surplus aggregating in excess of $250.0 million (or the foreign currency equivalent thereof) and whose long term debt is rated at least “A” by S&P or “A-1” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization) at the time such Investment is made, (iii) repurchase obligations for underlying securities or instruments of the types described in clause (i) or (ii) above entered into with a bank meeting the qualifications described in clause (ii) above, (iv) Investments in commercial paper, maturing not more than 24 months after the date of acquisition, issued by a Person (other than that of the Parent Borrower or any of its Subsidiaries), with a rating at the time as of which any Investment therein is made of “P-2” (or higher) according to Moody’s or “A-2” (or higher) according to S&P (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (v) Investments in securities maturing not more than 24 months after the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, any province of Canada, or by any political subdivision or taxing authority of any thereof, and rated at least “BBB-” by S&P or “Baa3” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (vi) Indebtedness or Preferred Stock (other than of the Parent Borrower or any of its Subsidiaries) having a rating of “A” or higher by S&P or “A2” or higher by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (vii) investment funds investing 95% of their assets in securities of the type described in clauses (i)-(vi) above (which funds may also hold reasonable amounts of cash pending investment and/or distribution), (viii) any money market deposit accounts issued or offered by a domestic commercial bank or a commercial bank organized and located in a country recognized by the United States of America or Canada, in each case, having capital and surplus in excess of $250.0 million (or the foreign currency equivalent thereof), or investments in money market funds subject to the risk limiting conditions of Rule 2a-7 (or any successor rule) of the SEC under the Investment Company Act of 1940, as amended, and (ix) similar investments approved by the Board of Directors in the ordinary course of business.

“Term Commitment Percentage”: of any Term Loan Lender at any time shall be that percentage which is equal to a fraction (expressed as a percentage) the numerator of which is the Term Loan Commitment or, after the termination of the Term Commitments upon the initial funding of the Term Loans on the Third Amendment Effective Date, the outstanding Term Loans of such Term Loan Lender at such time and the denominator of which is the aggregate amount of all Term Loan Commitments or, after the termination of the Term Commitments upon the initial funding of the Term Loans on the Third Amendment Effective Date all outstanding Term Loans of all Term Loan Lenders at such time.

“Term Loan”: as defined in subsection 2.5(a); and collectively the “Term Loans.”

“Term Loan Commitment”: as to any Lender, its obligation to make Term Loans to the Borrowers pursuant to subsection 2.5(a) in the amount set forth opposite such Lender’s name in Schedule A to the Third Amendment to Credit Agreement under the heading “Term Loan Commitment” (collectively, as to all the Term Loan Lenders, the “Term Loan Commitments”).

“Term Loan Lender”: any Lender having a Term Loan Commitment hereunder and/or a Term Loan outstanding hereunder; and all such Lenders, collectively, the “Term Loan Lenders.”

“Term Note”: each Term Note as defined in subsection 2.6(a) and, collectively, the “Term Notes.”

“Term Loan Maturity Date”: the earlier of (i) June 1, 2014 and (ii) the maturity date (as may be extended and further extended from time to time) of the extended portion of the Extended Term Loans (as such term is defined in the Cash Flow Credit Agreement as in effect on the Third Amendment Effective Date after giving effect to Amendment No. 3 thereto); provided, that, such extension or further extension shall be in an amount equal to not less than the then-outstanding principal amount (as reduced by any amortization and any other repayments) of the Extended Term Loans whose maturity is being extended on the Third Amendment Effective Date.

“THD”: as defined in the Recitals.

“Third Amendment Effective Date”: the date on which the conditions precedent to the effectiveness of the Third Amendment to Credit Agreement are satisfied and the Third Amendment to Credit Agreement becomes effective.

“Third Amendment to Credit Agreement”: that certain Limited Consent and Amendment No. 3 to ABL Credit Agreement, dated as of March     , 2010, by and among the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders party thereto.

“Total Canadian Facility Revolving Commitment”: means, at any time, an amount equal to the aggregate Canadian Facility Revolving Commitments of all Canadian Facility Lenders. ~~The original Total Canadian Facility Commitment is $200.0 million.~~

“Total Facility Revolving Commitment”: at any time, the sum of the Total Canadian Facility Revolving Commitment and the Total U.S. Facility Revolving Commitment at such time. ~~The original Total Facility Commitment is $2,100,000,000.~~

“Total U.S. Facility Revolving Commitment”: at any time, an amount equal to the aggregate U.S. Facility Revolving Commitments of all U.S. Facility Revolving Lenders at such time~~. The original Total U.S. Facility Commitment is $1,900.0 million~~.

“Total Credit Percentage”: as to any Lender at any time, ~~the percentage of the aggregate~~that percentage which is equal to a fraction (expressed as a percentage) (a) the numerator of which is the sum of (i) the Revolving Commitments (or, ~~in the case of the~~after termination or expiration of the Revolving Commitments, the sum of the Canadian Facility Lender Exposure and the U.S. Facility Revolving Lender Exposure) of such Lender at such time plus (ii) the outstanding Term Loans of such Lender at such time, and (b) the denominator of which is the sum of (i) the Total Facility Revolving Commitment (or, after termination or expiration of the Revolving Commitments, the Aggregate Outstanding Revolving Credit ~~of the Lenders) then constituted by such Lender’s Commitment (or, in the case of the termination or expiration of the Commitments, such Lender’s Canadian Facility Lender Exposure and/or U.S. Facility Lender Exposure).~~) at such time plus (ii) the total outstanding Term Loans of all Lenders at such time.

“Trade Payables”: with respect to any Person, any accounts payable or any indebtedness or monetary obligation to trade creditors created, assumed or guaranteed by such Person arising in the ordinary course of business in connection with the acquisition of goods or services.

“Transaction Documents”: (i) the Loan Documents, (ii) the Acquisition Agreement, (iii) the Cash Flow Loan Documents, (iv) the Senior Notes and the Senior Notes Indenture and (v) the Senior Subordinated Notes and the Senior Subordinated Notes Indenture, in each case including any Interest Rate Protection Agreements related thereto.

“Transactions”: collectively, any or all of the following: (i) the Acquisition, (ii) the Merger, (iii) the entry into the Senior Notes Indenture and the Senior Subordinated Notes Indenture, and the offer and issuance of the Senior Notes and the Senior Subordinated Notes, (iv) the entry into the Senior Credit Facilities and Incurrence of Indebtedness thereunder by one or more of the Parent Borrower and its Subsidiaries, and (v) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing).

“Transferee”: any Participant or Assignee.

“Treasury Capital Stock”: as defined in subsection 8.5(b)(i).

“Type”: the type of Loan determined based on the interest option applicable thereto, with there being two Types of Loans hereunder, namely ABR Loans and Eurocurrency Loans.

“UCC”: the Uniform Commercial Code as in effect in the State of New York from time to time.

“Underfunding”: the excess of the present value of all accrued benefits under a Plan (based on those assumptions used to fund such Plan), determined as of the most recent annual valuation date, over the value of the assets of such Plan allocable to such accrued benefits.

“Uniform Customs”: the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600, as the same may be amended from time to time.

“Unrestricted Cash”: at the date of determination thereof, cash, Cash Equivalents and Temporary Cash Investments, other than (i) as disclosed in the consolidated financial statements of the Parent Borrower as a line item on the balance sheet as “restricted cash” and (ii) cash, Cash Equivalents and Temporary Cash Investments of a Captive Insurance Subsidiary to the extent such cash, Cash Equivalents and Temporary Cash Investments are not permitted by applicable law or regulation to be dividended, distributed or otherwise transferred to the Borrower or any Restricted Subsidiary that is not a Captive Insurance Subsidiary.

“Unrestricted Subsidiary”: (i) any Subsidiary of the Parent Borrower that at the time of determination is an Unrestricted Subsidiary, as designated by the Board of Directors in the manner provided below, and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of the Parent Borrower (including any newly acquired or newly formed Subsidiary of the Parent Borrower) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, the Parent Borrower or any other Restricted Subsidiary of the Parent Borrower that is not a Subsidiary of the Subsidiary to be so designated; provided that (A) such designation was made at or prior to the Closing Date, or (B) the Subsidiary to be so designated has total consolidated assets of $1,000.00 or less or (C) if such Subsidiary has consolidated assets greater than $1,000.00, then the Payment Condition shall be satisfied. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that immediately after giving effect to such designation (x) the Consolidated Coverage Ratio would be equal to or greater than 2.00:1.00, (y) the Consolidated Coverage Ratio would be greater than it was immediately prior to giving effect to such designation or (z) such Subsidiary shall be a Special Purpose Subsidiary. Any such designation by the Board of Directors shall be evidenced to the Administrative Agent by promptly delivering to the Administrative Agent a copy of the resolution of the Board of Directors giving effect to such designation and a certificate signed by a Responsible Officer of the Parent Borrower certifying that such designation complied with the foregoing provisions.

“U.S. ABL Collateral Agent”: as defined in the Preamble hereto.

“U.S. Borrowers”: the Parent Borrower and the Subsidiary Borrowers.

“U.S. Borrower Representative”: as defined in subsection 10.15.

“U.S. Borrowing Base”: the sum of, at any time, (1) 90.0% (until the first anniversary of the Closing Date) and 85.0% (thereafter) of the Net Orderly Liquidation Value of Eligible U.S. Inventory at such time, (2) 90.0% (until the first anniversary of the Closing Date) and 85.0% (thereafter) of the book value of Eligible U.S. Accounts at such time and (3) Unrestricted Cash (to the extent held in a Concentration Account over which the U.S. ABL Collateral Agent has a valid Lien or in any related investment or other account that is subject to a Concentration Account Agreement) of the Parent Borrower and its Domestic Subsidiaries at such time. The Borrowing Base, as of any date of determination, shall not include Inventory the acquisition of which shall have been financed or refinanced by the Incurrence of Purchase Money Obligations to the extent such Purchase Money Obligations (or any Refinancing Indebtedness in respect thereof) shall then remain outstanding pursuant to such clause (on a pro forma basis after giving effect to an Incurrence of Indebtedness and the application of proceeds therefrom).

~~“U.S. Facility Commitment”: as to any Lender, its obligation to make Loans to, and/or make Swing Line Loans made to, and/or participate in Letters of Credit issued on behalf of, and/or participate in Agent Advances made to, in each case the U.S. Borrowers in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A under the heading “U.S Facility Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Commitment assigned to such Assignee pursuant to subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Lenders, the “Commitments.”~~

~~“U.S. Facility Commitment Percentage”: of any U.S. Facility Lender at any time shall be that percentage which is equal to a fraction (expressed as a percentage) the numerator of which is the U.S.~~

 ~~Facility Commitment of such U.S. Facility Lender at such time and the denominator of which is the Total U.S. Facility Commitment at such time, provided that if any such determination is to be made after the termination of the U.S. Facility Commitments, the determination of such percentages shall be made immediately before giving effect to such termination.~~

“U.S. Facility Commitment”: as to any Lender, its U.S. Facility Revolving Commitments and its Term Loan Commitment.

“U.S. Facility Issuing Lender”: as the context may require, (i) JPMorgan or any Affiliate thereof, in its capacity as issuer of any Letter of Credit and/or (ii) any other U.S. Facility Revolving Lender that may become a U.S. Facility Issuing Lender under subsection 3.9.

“U.S. Facility Lender~~”: each Lender which has a U.S. Facility Commitment (without giving effect to any termination thereof if there are any outstanding U.S. Facility L/C Obligations) or which has any outstanding U.S. Facility Revolving Credit Loans (or a U.S. Facility Commitment Percentage in any then outstanding U.S. Facility L/C Obligations).“U.S. Facility Lender~~ Exposure”: of any ~~U.S. Facility~~ Lender at any time shall be an amount equal to ~~its U.S. Facility Commitment Percentage of the sum of (a) the U.S. Facility L/C Obligations then outstanding, (b) the outstanding Agent Advances to the U.S. Borrowers, and (c) the outstanding U.S. Facility Revolving Credit Loans~~the sum of (i) its U.S. Facility Revolving Lender Exposure and (ii) the outstanding principal amount of the Term Loans then held by it, in each case as at such time.

“U.S. Facility Letters of Credit”: Letters of Credit issued by the U.S. Facility Issuing Lender to, or for the account of, the U.S. Borrowers, pursuant to subsection 3.1.

“U.S. Facility L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding U.S. Facility Letters of Credit (including in the case of outstanding U.S. Facility Letters of Credit in Canadian Dollars, the Dollar Equivalent of the aggregate then undrawn and unexpired amount thereof) and (b) the aggregate amount of drawings under U.S. Facility Letters of Credit which have not then been reimbursed pursuant to subsection 3.5(a) (including in the case of U.S. Facility Letters of Credit in Canadian Dollars, the Dollar Equivalent of the unreimbursed aggregate amount of drawings thereunder, to the extent that such amount has not been converted into Dollars in accordance with subsection 3.5(a)).

“U.S. Facility Revolving Commitment Percentage”: of any U.S. Facility Revolving Lender at any time shall be that percentage which is equal to a fraction (expressed as a percentage) the numerator of which is the U.S. Facility Revolving Commitment of such U.S. Facility Revolving Lender at such time and the denominator of which is the Total U.S. Facility Revolving Commitment at such time, provided that if any such determination is to be made after the termination of the U.S. Facility Revolving Commitments, the determination of such percentages shall be made immediately before giving effect to such termination.

“U.S. Facility Revolving Commitments”: as to any U.S. Facility Revolving Lender, its U.S. Facility Revolving Credit-1 Commitments and its U.S. Facility Revolving Credit-2 Commitments.

“U.S. Facility Revolving Credit Loan”: as provided in subsection 2.1(a).

“U.S. Revolving Credit-1 Loan Share”: the percentage constituted by the aggregate U.S. Revolving Credit-1 Commitments of all the U.S. Revolving Credit-1 Lenders with respect to the Total U.S. Facility Revolving Commitments.

“U.S. Facility Revolving Credit-1 Commitment”: as to any U.S. Facility Revolving Lender, its obligation to make U.S. Facility Revolving Credit-1 Loans to, and/or make Swing Line Loans made to, and/or participate in Letters of Credit issued on behalf of, and/or participate in Agent Advances made to, in each case the U.S. Borrowers in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A to the Third Amendment to Credit Agreement under the heading “U.S Facility Revolving Credit-1 Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Commitment assigned to such Assignee pursuant to subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Lenders, the “U.S. Facility Revolving Credit-1 Commitments.”

“U.S. Facility Revolving Credit-1 Lender”: each Lender that has a U.S. Facility Revolving Credit-1 Commitment.

“U.S. Facility Revolving Credit-1 Loan”: a U.S. Facility Revolving Credit Loan made by a U.S Facility Revolving Lender pursuant to such U.S. Facility Revolving Lender’s U.S. Facility Revolving Credit-1 Commitment.

“U.S. Facility Revolving Credit-2 Commitment”: as to any U.S. Facility Revolving Lender, its obligation to make U.S. Facility Revolving Credit-2 Loans to, and/or make Swing Line Loans made to, and/or participate in Letters of Credit issued on behalf of, and/or participate in Agent Advances made to, in each case the U.S. Borrowers in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A to the Third Amendment to Credit Agreement under the heading “U.S Facility Revolving Credit-2 Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Commitment assigned to such Assignee pursuant to subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Lenders, the “U.S. Facility Revolving Credit-2 Commitments.”

“U.S. Facility Revolving Credit-2 Lender”: each Lender that has a U.S. Facility Revolving Credit-2 Commitment.

“U.S. Facility Revolving Credit-2 Loan”: a U.S. Facility Revolving Credit Loan made by a U.S Facility Revolving Lender pursuant to such U.S. Facility Revolving Lender’s U.S. Facility Revolving Credit-2 Commitment.

“U.S. Facility Revolving Lender Exposure”: of any U.S. Facility Revolving Lender at any time shall be an amount equal to its U.S. Facility Revolving Commitment Percentage of the sum of (a) the U.S. Facility L/C Obligations then outstanding, (b) the outstanding Agent Advances to the U.S. Borrowers, and (c) the outstanding U.S. Facility Revolving Credit Loans, in each case as at such time.

“U.S. Facility Revolving Lenders”: the U.S. Facility Revolving Credit-1 Lenders and the U.S. Facility Revolving Credit-2 Lenders.

“U.S. Revolving Credit-1 Facility”: at any time, the aggregate amount of the U.S Facility Revolving Lenders’ U.S. Facility Revolving Credit-1 Commitments at such time.

“U.S. Revolving Credit-2 Facility”: at any time, the aggregate amount of the U.S Facility Revolving Lenders’ U.S. Facility Revolving Credit-2 Commitments at such time.

“U.S. Revolving Credit-2 Loan Share”: the percentage constituted by the aggregate U.S. Revolving Credit-2 Commitments of all the U.S. Revolving Credit-2 Lenders with respect to the Total U.S. Facility Revolving Commitments.

“U.S. Secured Parties”: the “Secured Parties” as defined in the U.S. Guarantee and Collateral Agreement.

“U.S. Security Documents”: the collective reference to each Mortgage related to any Mortgaged Property, the Guarantee and Collateral Agreement, the Holding Pledge Agreement and all other similar security documents hereafter delivered to the U.S. ABL Collateral Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Loan Parties hereunder and/or under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities, including any security documents executed and delivered or caused to be delivered to the U.S. ABL Collateral Agent pursuant to subsection 7.9, in each case, as amended, supplemented, waived or otherwise modified from time to time.

“U.S. Subsidiary Guarantor”: any Domestic Subsidiary (other than any Excluded Subsidiary) of the Parent Borrower that executes and delivers a Subsidiary Guarantee, in each case, unless and until such time as the respective Subsidiary Guarantor ceases to constitute a Domestic Subsidiary of the Borrower or is released from all of its obligations under the Subsidiary Guarantee in accordance with the terms and provisions thereof.

“U.S. Tax Compliance Certificate”: as defined in subsection 4.11(b).

“Voting Stock”: shares of Capital Stock entitled to vote generally in the election of directors.

1.2 Other Definitional Provisions.

(a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes, any other Loan Document or any certificate or other document made or delivered pursuant hereto.

(b) As used herein and in any Notes and any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

(c) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” if not expressly followed by such phrase or the phrase “but not limited to.”

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires: (i) “or” is not exclusive; and (ii) references to sections of, or rules under, the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.

(f) For purposes of any assets, liabilities or entities located in the Province of Québec and for all other purposes pursuant to which the interpretation or construction of this Agreement may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (a) “personal property” shall be deemed to include “movable property”, (b) “real property” shall be deemed to include “immovable property”, (c) “tangible property” shall be deemed to include “corporeal property”, (d) “intangible property” shall be deemed to include “incorporeal property”, (e) “security interest”, “mortgage” and “lien” shall be deemed to include a “hypothec” and a resolutory clause, (f) all references to filing, registering or recording under the UCC shall be deemed to include publication under the Civil Code of Québec, (g) all references to “perfection” of or “perfected” liens or security interest shall be deemed to include a reference to an “opposable” or “set up” lien or security interest as against third parties, (h) any “right of offset”, “right of setoff” or similar expression shall be deemed to include a “right of compensation”, (i) “goods” shall be deemed to include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (j) an “agent” shall be deemed to include a “mandatary”, (k) “servitude” shall be deemed to include easement; (l) “prior claim” shall be deemed to include priority; (m) “survey” shall be deemed to include “certificate of location and plan”; (n) “state” shall be deemed to include “province”; and (o) “fee simple title” shall be deemed to include “absolute ownership”. The parties hereto confirm that it is their wish that this Agreement and any other document executed in connection with the transactions contemplated herein be drawn up in the English language only and that all other documents contemplated thereunder or relating thereto, including notices, may also be drawn up in the English language only. Les parties aux présentes conferment que c’est leur volonté que cette convention et les autres documents de credit soient rédigés en langue anglaise seulement et que tous les documents, y compris tous avis, envisages par cette convention et les autres documents peuvent être rédigés en la langue anglaise seulement.

SECTION 2 AMOUNT AND TERMS OF COMMITMENTS.

2.1 Revolving Commitments.

(a) Subject to the terms and conditions hereof, each Lender with a U.S. Facility Revolving Commitment severally agrees to make to the U.S. Borrowers (on a joint and several basis as between the U.S. Borrowers), at any time and from time to time during the ~~ABL~~applicable Revolving Commitment Period, a revolving credit loan or revolving credit loans (each a “U.S. Facility Revolving Credit Loan” and, collectively, the “U.S. Facility Revolving Credit Loans”) in an aggregate principal amount equal to such U.S. Facility Revolving Lender’s U.S. Facility Revolving Commitment provided that no U.S. Facility Revolving Lender shall have any obligations to make a U.S. Facility Revolving Credit Loan to the extent that such U.S. Facility Revolving Credit Loan would result in (A) the U.S. Facility Revolving Lender Exposure of such U.S. Facility Revolving Lender exceeding its U.S. Facility Revolving Commitment or (B) the sum of the Aggregate U.S. Borrower Revolving Extensions and the aggregate outstanding principal amount of the Term Loans exceeding the U.S. Borrowing Base. Such U.S. Facility Revolving Credit Loans shall be made in Dollars and may from time to time be (i) Eurocurrency Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrowers and notified to the Administrative Agent in accordance with subsections 2.2 and 4.2; provided that no Revolving Credit Loan shall be made as a Eurocurrency Loan after the day that is one month prior to the Revolving Facility Maturity Date~~.~~ applicable thereto.

(b) Subject to the terms and conditions hereof, each Canadian Facility Lender severally agrees to make to (i) each of the Canadian Borrowers (on a joint and several basis as between the Canadian Borrowers with respect to such revolving credit loans made to the Canadian Borrowers) and (ii) the U.S. Borrowers (on a joint and several basis as between the U.S. Borrowers with respect to such revolving credit loans made to the U.S. Borrowers), at any time and from time to time during the ~~ABL~~applicable Revolving Commitment Period, a revolving credit loan or revolving credit loans (each a “Canadian Facility Revolving Credit Loan” and, collectively, the “Canadian Facility Revolving Credit Loans”) in an aggregate principal amount equal to such Canadian Facility Lender’s Canadian Facility Revolving Commitment provided that no Canadian Facility Lender shall have any obligation to make a

Canadian Facility Revolving Credit Loan to the extent that such Canadian Facility Revolving Credit Loan would result in (A) the Canadian Facility Lender Exposure of such Canadian Facility Lender exceeding its Canadian Facility Revolving Commitment, (B) the Aggregate Canadian Borrower Extensions exceeding the Canadian Borrowing Base, or (C) the sum of the Aggregate U.S. Borrower Revolving Extensions and the outstanding principal amount of the Term Loans exceeding the U.S. Borrowing Base. Such Canadian Facility Revolving Credit Loans shall be in the case of Loans made to the Canadian Borrowers, denominated in Dollars or in Canadian Dollars and in the case of Loans made to the U.S. Borrowers, denominated in Dollars and may from time to time be (x) in the case of the Canadian Facility Revolving Credit Loans denominated in Canadian Dollars, (i) ABR Loans, (ii) Bankers’ Acceptances or (iii) BA Equivalent Loans and (y) in the case of the Canadian Facility Revolving Credit Loans denominated in Dollars, (i) ABR Loans, (ii) Eurocurrency Loans or (iii) a combination thereof, as determined by the Canadian Borrowers and notified to the Administrative Agent and Canadian Agent in accordance with subsections 2.2 and 4.2; provided that no Revolving Credit Loan shall be made as a Eurocurrency Loan after the day that is one month prior to the Revolving Facility Maturity Date~~.~~ applicable thereto.

(c) Notwithstanding anything to the contrary in subsections 2.1(a) or (b) or elsewhere in this Agreement, the Administrative Agent and the Canadian Agent, as applicable, shall have the right to establish Availability Reserves in such amounts, and with respect to such matters, as the Administrative Agent and the Canadian Agent, as applicable, in their Permitted Discretion shall deem necessary or appropriate, against the U.S. Borrowing Base and/or the Canadian Borrowing Base, as applicable, including reserves with respect to (i) sums that the respective Borrowers are or will be required to pay (such as taxes (including payroll and sales taxes), assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and have not yet paid and (ii) amounts owing by the respective Borrowers or, without duplication, their respective Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral, which Lien or trust, in the Permitted Discretion of the Administrative Agent or the Canadian Agent is capable of ranking senior in priority to or pari passu with one or more of the Liens granted in the Security Documents (such as Canadian Priority Payables, Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral; provided that the Administrative Agent shall have provided the Borrower Representative at least ten Business Days’ prior written notice of any such establishment; provided, further, that such Agent may only establish an Availability Reserve after the date hereof based on an event, condition or other circumstance arising after the Closing Date or based on facts not known to such Agent as of the Closing Date. The amount of any Availability Reserve established by such Agent shall have a reasonable relationship to the event, condition or other matter that is the basis for the Availability Reserve. Upon delivery of such notice, such Agent shall be available to discuss the proposed Availability Reserve, and the applicable Borrower may take such action as may be required so that the event, condition or matter that is the basis for such Availability Reserve or increase no longer exists, in a manner and to the extent reasonably satisfactory to applicable Agent in the exercise of its Permitted Discretion. In no event shall such notice and opportunity limit the right of the applicable Agent to establish such Availability Reserve, unless such Agent shall have determined in its Permitted Discretion that the event, condition or other matter that is the basis for such new Availability Reserve no longer exists or has otherwise been adequately addressed by the applicable Borrower. Notwithstanding anything herein to the contrary, Availability Reserves shall not duplicate eligibility criteria contained in the definition of “Eligible Accounts,” or “Eligible Inventory,” as the case may be, and vice versa, or reserves or criteria deducted in computing the net book value of Eligible Inventory or the Net Orderly Liquidation Value of Eligible Inventory and vice versa. In addition to the foregoing, the Administrative Agent and the Canadian Agent shall have the right, subject to subsection 7.6, to have the Loan Parties’ Inventory reappraised by a qualified appraisal company selected by the Administrative Agent or the Canadian Agent from time to time after the Closing Date for the purpose of redetermining the Net Orderly Liquidation Value of the

Eligible Inventory and, as a result, redetermining the U.S. Borrowing Base or the Canadian Borrowing Base.

(d) In the event the U.S. Borrowers are or the Canadian Borrowers are, as applicable, unable to comply with (i) the borrowing base limitations set forth in subsections 2.1(a), or (ii) the conditions precedent to the making of Loans or the issuance of Letters of Credit set forth in Section 6, (x) the U.S. Facility Revolving Lenders authorize the Administrative Agent, for the account of the U.S. Facility Revolving Lenders, to make U.S. Facility Revolving Credit Loans to the U.S. Borrowers and (y) the Canadian Facility Lenders authorize the Canadian Agent, for the account of the Canadian Facility Lenders, to make Canadian Facility Revolving Credit Loans to the Canadian Borrowers, which, in each case, may only be made as ABR Loans (each, an “Agent Advance”) for a period commencing on the date the Administrative Agent first receives a notice of Borrowing requesting an Agent Advance until the earliest of (i) the 30th Business Day after such date, (ii) the date the respective Borrowers or Borrower is again able to comply with the limitations in the Borrowing Base and the conditions precedent to the making of Loans and issuance of Letters of Credit, or obtains an amendment or waiver with respect thereto and (iii) the date the Required Lenders instruct the Administrative Agent and the Canadian Agent to cease making Agent Advances (in each case, the “Agent Advance Period”). Neither the Administrative Agent nor the Canadian Agent shall make any Agent Advance (A) in the case of Agent Advances made to the Canadian Borrowers, (I) to the extent that at such time the amount of such Agent Advance, when added to the aggregate outstanding amount of all other Agent Advances made to the Canadian Borrowers at such time, would exceed 5.0% of the Canadian Borrowing Base as then in effect (based on the Borrowing Base Certificate last delivered) or (II) to the extent that at such time the amount of such Agent Advance when added to the Aggregate Canadian Facility Lender Exposure as then in effect (immediately prior to the incurrence of such Agent Advance), would exceed the Total Canadian Facility Revolving Commitment at such time, or (B) in the case of Agent Advances made to the U.S. Borrowers, (I) when added to the aggregate outstanding amount of all other Agent Advances made to the U.S. Borrowers at such time, would exceed 5.0% of the U.S. Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) or (II) to the extent that at such time the amount of such Agent Advance when added to the Aggregate U.S. Facility Revolving Lender Exposure as then in effect (immediately prior to the incurrence of such Agent Advance), would exceed the Total U.S. Facility Revolving Commitment at such time or (III) to the extent that at such time the amount of such Agent Advance when added to the Aggregate Canadian Facility Lender Exposure as then in effect (immediately prior to such Agent Advance) would exceed the sum of (1) the Canadian Borrowing Base at such time plus (2) the U.S. Borrowing Base at such time (in each case, based on the Borrowing Base Certificate last delivered). It is understood and agreed that, subject to the requirements set forth above, Agent Advances may be made by the Administrative Agent or the Canadian Agent in their respective discretion to the extent the Administrative Agent or the Canadian Agent deems such Agent Advances necessary or desirable (x) to preserve and protect the applicable Collateral, or any portion thereof, (y) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other obligations of the Loan Parties hereunder and under the other Loan Documents or (z) to pay any other amount chargeable to or required to be paid by the Borrowers pursuant to the terms of any Loan Document, including payments of reimbursable expenses and other sums payable under the Loan Documents, and that the Borrowers shall have no right to require that any Agent Advances be made. At any time that the conditions precedent set forth in subsection 6.2 have been satisfied or waived, the Administrative Agent may request the applicable Lenders to make a Loan to repay an Agent Advance. At any other time, the Administrative Agent may require the applicable Lenders to fund their risk participations described in subsection 2.1(e) below.

(e) Upon the making of an Agent Advance by the Administrative Agent (whether before or after the occurrence of a Default or an Event of Default), each U.S. Facility Revolving Lender shall be deemed, without further action by any party hereto, unconditionally and irrevocably to have purchased from the Administrative Agent, without recourse or warranty, an undivided interest and participation in such Agent Advance in proportion to its U.S. Facility Revolving Commitment Percentage. From and after the date, if any, on which any U.S. Facility Revolving Lender is required to fund its participation in any Agent Advance purchased hereunder, the Administrative Agent shall promptly distribute to such U.S. Facility Revolving Lender, its U.S. Facility Revolving Commitment Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Agent Advance.

(f) Upon the making of an Agent Advance by the Canadian Agent (whether before or after the occurrence of a Default or an Event of Default), each Canadian Facility Lender shall be deemed, without further action by any party hereto, unconditionally and irrevocably to have purchased from the Canadian Agent, without recourse or warranty, an undivided interest and participation in such Agent Advance in proportion to its Canadian Facility Revolving Commitment Percentage. From and after the date, if any, on which any Canadian Facility Lender is required to fund its participation in any Agent Advance purchased hereunder, the Canadian Agent shall promptly distribute to such Canadian Facility Lender, its Canadian Facility Revolving Commitment Percentage of all payments of principal and interest and all proceeds of Collateral received by the Canadian Agent in respect of such Agent Advance.

(g) Each Borrower agrees that, upon the request to the Administrative Agent by any Revolving Lender made on or prior to the Closing Date or in connection with any assignment of Revolving Credit Loans or Revolving Commitments pursuant to subsection 11.6(b), in order to evidence such Lender’s Revolving Credit Loans, such Borrower will execute and deliver to such Revolving Lender a promissory note substantially in the form of Exhibit I-1 with appropriate insertions as to payee, date and principal amount (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Revolving Note” ), payable to such Revolving Lender and representing the obligation of such Borrower to pay the amount of the Revolving Commitment of such Revolving Lender or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by such ~~Lender to such Borrower. Each~~Revolving Lender to such Borrower; provided that in the case of any such request made in connection with the Third Amendment to Credit Agreement, such Revolving Lender shall return to the Parent Borrower any Revolving Note previously delivered to such Revolving Lender pursuant to this subsection 2.1(g). Each Revolving Note shall (i) be dated the Closing Date, (ii) be stated to mature on the ~~Maturity Date~~Extended Maturity Date (in the case of the Revolving Credit-2 Loans) and the Non-Extended Maturity Date (in the case of the Revolving Credit-1 Loans) and (iii) provide for the payment of interest in accordance with subsection 4.1.

(h) Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that the Canadian Borrowers (other than Disregarded Canadian Borrowers) shall not be jointly or jointly and severally liable with the U.S. Borrowers for any liabilities or obligations of the U.S. Borrowers hereunder.

(i) Notwithstanding anything contained herein to the contrary, except with respect to (A) the payment in full in cash of the U.S. Facility Revolving Credit-1 Loans and the termination of the U.S. Facility Revolving Credit-1 Commitments on the Non-Extended Maturity Date in accordance with subsection 2.3 and (B) the termination or any reduction(s) of the U.S. Facility Revolving Credit-1 Commitments (and any prepayments of the U.S. Facility Revolving Credit-1 Loans in connection with such termination or reduction(s)) at any time during the period commencing twelve (12) months prior to the Non-Extended Maturity Date and ending on the Non-Extended Maturity Date in accordance with subsections 2.3 and 4.4, all U.S. Facility Revolving Credit Loans, reductions in the U.S. Facility Revolving Commitments and prepayments of the principal amount of U.S. Facility Revolving Credit Loans, shall be made ratably between the U.S. Revolving Credit-1 Facility and the U.S. Revolving Credit-2 Facility.

(j) Notwithstanding anything contained herein to the contrary, except with respect to (A) the payment in full in cash of the Canadian Facility Revolving Credit-1 Loans and the termination of the Canadian Facility Revolving Credit-1 Commitments on the Non-Extended Maturity Date in accordance with subsection 2.3 and (B) the termination or any reduction(s) of the Canadian Facility Revolving Credit-1 Commitments (and any prepayments of the Canadian Facility Revolving Credit-1 Loans in connection with such termination or reduction(s)) at any time during the period commencing twelve (12) months prior to the Non-Extended Maturity Date and ending on the Non-Extended Maturity Date in accordance with subsections 2.3 and 4.4, all Canadian Facility Revolving Credit Loans, reductions in the Canadian Facility Revolving Commitments and prepayments of the principal amount of Canadian Facility Revolving Credit Loans, shall be made ratably between the Canadian Revolving Credit-1 Facility and the Canadian Revolving Credit-2 Facility.

2.2 Procedure for Revolving Credit Borrowing. Each of the Borrowers may borrow under the Revolving Commitments during the applicable Revolving Commitment Period on any Business Day, provided that the U.S. Borrower Representative (or, in the case of the initial Extension of Credit hereunder, its corporate predecessor, HDS Acquisition Subsidiary, Inc.) or the Canadian Borrower Representative, as the case may be, shall give the Administrative Agent or the Canadian Agent, as applicable, irrevocable (in the case of any notice except notice with respect to the initial Extension of Credit hereunder, which shall be irrevocable after the funding) notice (which notice must be received by the Administrative Agent or the Canadian Agent, as applicable, prior to (a) 12:00 Noon, New York City time, at least three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurocurrency Loans, or Bankers’ Acceptances or BA Equivalent Loans or (b) 10:00 A.M., New York City time, on the requested Borrowing Date, for ABR Loans) specifying (i) the identity of a Borrower, (ii) the amount to be borrowed, (iii) the requested Borrowing Date, (iv) whether the borrowing is to be of Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans, ABR Loans or a combination thereof, (v) in the case of the Canadian Facility Revolving Credit Loans, if the borrowing is to be entirely or partly of ABR Loans, whether such Loans shall be denominated in Canadian Dollars or Dollars and (vi) if the borrowing is to be entirely or partly of Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans, the respective amounts of each such Type of Loan, the respective lengths of the initial Interest Periods therefor. Each borrowing shall be in an amount equal to (x) in the case of ABR Loans, except any ABR Loan to be used solely to pay a like amount of outstanding Reimbursement Obligations or Swing Line Loans, in multiples of $1,000,000.0 (or, in the case of Loans denominated in Canadian Dollars, Cdn$1,000,000.0) (or, if the Revolving Commitments then available (as calculated in accordance with subsections 2.1(a) and (b)) are less than $1,000,000.0, such lesser amount) and (y) in the case of Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans an amount equal to $5,000,000.0 (or, in the case of Loans denominated in Canadian Dollars, Cdn$5,000,000.0) or a whole multiple of $1,000,000.0 (or, in the case of Loans denominated in Canadian Dollars, Cdn$1,000,000.0) in excess thereof. Upon receipt of any such notice from the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, the Administrative Agent or the Canadian Agent, as applicable, shall promptly notify each applicable Revolving Lender thereof. Subject to the satisfaction of the conditions precedent specified in subsection 6.2, each applicable Revolving Lender will make the amount of its pro rata share of each borrowing of Revolving Credit Loans available to the Administrative Agent or the Canadian Agent, as applicable, for the account of the Borrower identified in such notice at the office of the Administrative Agent or the Canadian Agent, as applicable, specified in subsection 11.2 prior to 12:30 P.M. (or 10:00 A.M., in the case of the initial borrowing hereunder), New York City time, or at such other office of the Administrative Agent or the Canadian Agent, as applicable, or at such other time as to which the Administrative Agent or the Canadian Agent, as applicable, shall notify such Borrower Representative reasonably in advance of the Borrowing Date with respect thereto, on the Borrowing Date requested by such Borrower in Dollars or Canadian Dollars and in funds immediately available to the Administrative Agent or the Canadian Agent, as applicable. In relation to Bankers’ Acceptances and BA Equivalent Loans, the Canadian Agent shall credit to the applicable Canadian Borrower’s account on the applicable Borrowing Date the BA Proceeds less the applicable BA Fee with respect to each Bankers’ Acceptance purchased and each BA Equivalent Loan advanced by a Lender on that Borrowing Date. Such borrowing will then be made available to the Canadian Borrower identified in such notice by the Canadian Agent, crediting the account of such Borrower on the books of such office with the aggregate of the amounts made available to the Canadian Agent by the Revolving Lenders and in like funds as received by the Canadian Agent.

2.3 Termination or Reduction of Revolving Commitments . The Borrower Representative (on behalf of any Borrower) shall have the right, upon not less than three Business Days’ notice to the Administrative Agent or Canadian Agent, as the case may be (which will promptly notify the Lenders thereof), to terminate the U.S. Facility Revolving Credit-1 Commitments, U.S. Facility Revolving Credit-2 Commitments, Canadian Facility Revolving Credit-1 Commitments or Canadian Facility Revolving Credit-2 Commitments, respectively, or, from time to time, to reduce the amount of the U.S. Facility Revolving Credit-1 Commitments, U.S. Facility Revolving Credit-2 Commitments, Canadian Facility Revolving Credit-1 Commitments or Canadian Facility Revolving Credit-2 Commitments, respectively; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the aggregate principal amount of the Revolving Credit Loans and Swing Line Loans then outstanding (including in the case of Revolving Credit Loans then outstanding in any Canadian Dollars, the Dollar Equivalent of the aggregate principal amount thereof), when added to the sum of the then outstanding L/C Obligations, would exceed the Revolving Commitments then in effect. Any such reduction shall be in an amount equal to $5.0 million or a whole multiple of $1.0 million in excess thereof and shall reduce permanently the applicable Revolving Commitments then in effect. All outstanding Revolving Commitments shall terminate on the ~~Maturity Date.~~applicable Revolving Facility Maturity Date. The U.S. Facility Revolving Credit-1 Commitments and the Canadian Facility Revolving Credit-1 Commitments shall terminate on the Non-Extended Maturity Date and the U.S. Facility Revolving Credit-2 Commitments and the Canadian Facility Revolving Credit-2 Commitments shall terminate on the Extended Maturity Date.

2.4 Swing Line Commitments.

(a) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make swing line loans (individually, a “Swing Line Loan”; collectively, the “Swing Line Loans”) to any U.S. Borrower from time to time during the Revolving Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $100.0 million; provided that the Swing Line Lender shall not make any Swing Line Loans if, after doing so, the Aggregate U.S. Facility Revolving Lender Exposure or the sum of the Aggregate U.S. Borrower Revolving Extensions and the outstanding principal amount of the Term Loans would exceed the applicable limitations set forth in subsection 2.1. Amounts borrowed by any U.S. Borrower under this subsection 2.4 may be repaid and, through but excluding the Extended Maturity Date, reborrowed. All Swing Line Loans made to any U.S. Borrower shall be made in Dollars as ABR Loans and shall not be entitled to be converted into Eurocurrency Loans. The U.S. Borrower Representative (on behalf of any U.S. Borrower) shall give the Swing Line Lender irrevocable notice (which notice must be received by the Swing Line Lender prior to 3:00 P.M., New York City time) on the requested Borrowing Date specifying (1) the identity of the U.S. Borrower and (2) the amount of the requested Swing Line Loan, which shall be in a minimum amount of $100,000.00 or whole multiples of $50,000.00 in excess thereof. The proceeds of the Swing Line Loan will be made available by the Swing Line Lender to the U.S. Borrower identified in such notice at an office of the Swing Line Lender by wire transfer to the account of such U.S. Borrower specified in such notice.

(b) Each of the U.S. Borrowers agrees that, upon the request to the Administrative Agent by the Swing Line Lender made on or prior to the Closing Date or in connection with any assignment pursuant to subsection 11.6(b), in order to evidence the Swing Line Loans such Borrower will execute and deliver to the Swing Line Lender a promissory note substantially in the form of Exhibit I-~~2~~,3, with appropriate insertions (as the same may be amended, supplemented, replaced or otherwise modified from time to time, the “Swing Line Note”), payable to the order of the Swing Line Lender and representing the obligation of such Borrower to pay the amount of the Swing Line Commitment or, if less, the unpaid principal amount of the Swing Line Loans made to such Borrower, with interest thereon as prescribed in subsection ~~4.1.~~4.1; provided that, in the case of any request made in connection with the Third Amendment to Credit Agreement, the Swing Line Lender shall return to the Parent Borrower any Swing Line Note previously delivered to the Swing Line Lender pursuant to this subsection 2.4(b). The Swing Line Note shall (i) be dated the Closing Date, (ii) be stated to mature on the Extended Maturity Date and (iii) provide for the payment of interest in accordance with subsection 4.1.

(c) The Swing Line Lender, at any time in its sole and absolute discretion, may, and, at any time as there shall be a Swing Line Loan outstanding for more than seven Business Days, the Swing Line Lender shall, on behalf of the Borrower to which the Swing Line Loan has been made (which hereby irrevocably directs and authorizes the Swing Line Lender to act on its behalf), request (provided that such request shall be deemed to have been automatically made upon the occurrence of an Event of Default under subsection 9(f)) each U.S. Facility Revolving Lender, including the Swing Line Lender, to make a U.S. Facility Revolving Credit Loan as an ABR Loan in an amount equal to such U.S. Facility Revolving Lender’s U.S. Facility Revolving Commitment Percentage of the principal amount of all Swing Line Loans (a “Mandatory Revolving Loan Borrowing”) in an amount equal to such U.S. Facility Revolving Lender’s U.S. Facility Revolving Commitment Percentage of the principal amount of all of the Swing Line Loans (collectively, the “Refunded Swing Line Loans”) outstanding on the date such notice is given; provided that the provisions of this subsection shall not affect the obligations of any U.S. Borrower to prepay Swing Line Loans in accordance with the provisions of subsection 4.4(b). Unless the U.S. Facility Revolving Commitments shall have expired or terminated (in which event the procedures of paragraph (d) of this subsection 2.4 shall apply), each U.S. Facility Revolving Lender hereby agrees to make the proceeds of its U.S. Facility Revolving Credit Loan (including any Eurocurrency Loan) available to the Administrative Agent for the account of the Swing Line Lender at the office of the Administrative Agent prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given notwithstanding (i) that the amount of the Mandatory Revolving Loan Borrowing may not comply with the minimum amount for Revolving Credit Loans otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Revolving Loan Borrowing and (v) the amount of the U.S. Facility Revolving Commitment of such, or any other, U.S. Facility Revolving Lender at such time. The proceeds of such U.S. Facility Revolving Credit Loans (including, any Eurocurrency Loan) shall be immediately applied to repay the Refunded Swing Line Loans.

(d) If the U.S. Facility Revolving Commitments shall expire or terminate at any time (other than a termination of the Revolving Credit-1 Commitments on the Non-Extended Maturity Date) while Swing Line Loans are outstanding, each U.S. Facility Revolving Lender shall, at the option of the Swing Line Lender, exercised reasonably, either (i) notwithstanding the expiration or termination of the U.S. Facility Revolving Commitments, make a U.S. Facility Revolving Credit Loan as an ABR Loan (which U.S. Facility Revolving Credit Loan shall be deemed a “U.S. Facility Revolving Credit Loan” for all purposes of this Agreement and the other Loan Documents) or (ii) purchase an undivided participating interest in such Swing Line Loans, in either case in an amount equal to such U.S. Facility Revolving Lender’s U.S. Facility Revolving Commitment Percentage determined on the date of, and immediately prior to, expiration or termination of the U.S. Facility Revolving Commitments of the aggregate principal amount of such Swing Line Loans; provided that, in the event that any Mandatory Revolving Loan Borrowing cannot for any reason be made on the date otherwise required above (including, as a result of the commencement of a proceeding under any bankruptcy, reorganization, dissolution, insolvency, receivership, administration or liquidation or similar law with respect to any Borrower), then each U.S. Facility Revolving Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Revolving Loan Borrowing would otherwise have occurred, but adjusted for any payments received from such Borrower on or after such date and prior to such purchase) from the Swing Line Lender such participations in such outstanding Swing Line Loans as shall be necessary to cause such U.S. Facility Revolving Lenders to share in such Swing Line Loans ratably based upon their respective U.S. Facility Revolving Commitment Percentages; provided, further, that (x) all interest payable on the Swing Line Loans shall be for the account of the Swing Line Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing U.S. Facility Revolving Lender shall be required to pay the Swing Line Lender interest on the principal amount of the participation purchased for each day from and including the day upon which the Mandatory Revolving Loan Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate otherwise applicable to U.S. Facility Revolving Credit Loans made as ABR Loans. Each U.S. Facility Revolving Lender will make the proceeds of any U.S. Facility Revolving Credit Loan made pursuant to the immediately preceding sentence available to the Administrative Agent for the account of the Swing Line Lender at the office of the Administrative Agent prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date on which the U.S. Facility Revolving Commitments expire or terminate (other than the Non-Extended Maturity Date) and in the currency in which such Swing Line Loans were made. The proceeds of such U.S. Facility Revolving Credit Loans shall be immediately applied to repay the Swing Line Loans outstanding on the date of termination or expiration of the U.S. Facility Revolving Commitments. In the event that the U.S. Facility Revolving Lenders purchase undivided participating interests pursuant to the first sentence of this paragraph (d), each U.S. Facility Revolving Lender shall immediately transfer to the Swing Line Lender, in immediately available funds and in the currency in which such Swing Line Loans were made, the amount of its participation and upon receipt thereof the Swing Line Lender will deliver to such U.S. Facility Revolving Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

(e) Whenever, at any time after the Swing Line Lender has received from any U.S. Facility Revolving Lender such U.S. Facility Revolving Lender’s participating interest in a Swing Line Loan, the Swing Line Lender receives any payment on account thereof (whether directly from any Borrower in respect of such Swing Line Loan or otherwise, including proceeds of Collateral applied thereto by the Swing Line Lender), or any payment of interest on account thereof, the Swing Line Lender will, if such payment is received prior to 1:00 P.M., New York City time, on a Business Day, distribute to such U.S. Facility Revolving Lender its pro rata share thereof prior to the end of such Business Day and otherwise, the Swing Line Lender will distribute such payment on the next succeeding Business Day (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such U.S. Facility Revolving Lender’s participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it.

(f) Each U.S. Facility Revolving Lender’s obligation to make the U.S. Facility Revolving Credit Loans and to purchase participating interests with respect to Swing Line Loans in accordance with subsections 2.4(c) and 2.4(d) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right that such U.S. Facility Revolving Lender or any of the Borrowers may have against the Swing Line Lender, any of the Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in condition (financial or otherwise) of any of the

Borrowers; (iv) any breach of this Agreement or any other Loan Document by any of the Borrowers, any other Loan Party or any other U.S. Facility Revolving Lender; (v) any inability of any of the Borrowers to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such U.S. Facility Revolving Credit Loan is to be made or participating interest is to be purchased or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

2.5 Term Loans.

(a) Term Loans Generally. Subject to the terms and conditions hereof, each Term Loan Lender severally agrees to make, in Dollars, in a single draw on the Third Amendment Effective Date, a term loan (a “Term Loan”) to the U.S. Borrowers in an aggregate principal amount not to exceed its Term Loan Commitment (it being understood that such Term Loans will be made by the reallocation of the outstanding Revolving Credit Loans as set forth in Section 2.5 of the Third Amendment to Credit Agreement). The entire principal amount of the Term Loans shall be due and payable in full on the Term Loan Maturity Date. Once repaid, Term Loans incurred hereunder may not be reborrowed.

(b) Interest Election. Except as hereinafter provided, the Term Loans shall, at the option of the Parent Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurocurrency Loans.

2.6 Term Notes. The U.S. Borrowers agree that, upon the request to the Administrative Agent by any Term Loan Lender made on or prior to the Third Amendment Effective Date or in connection with any assignment pursuant to subsection 11.6(b), in order to evidence such Term Loan Lender’s Term Loans, the U.S. Borrowers will execute and deliver to such Term Loan Lender a promissory note substantially in the form of Exhibit I-2 (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Term Note”), with appropriate insertions therein as to payee, date and principal amount, payable to such Term Loan Lender and in a principal amount equal to the unpaid principal amount of the applicable Term Loans made (or acquired by assignment pursuant to subsection 11.6(b)) by such Term Loan Lender to the U.S. Borrowers. Each Term Note shall be dated the Third Amendment Effective Date, shall be due and payable in full on the Term Loan Maturity Date, and shall provide for the payment of interest in accordance with subsection 4.1.

2.7 ~~2.5~~ Record of Loans.

(a) Each U.S. Borrower hereby unconditionally promises to pay to the Administrative Agent (in the currency in which such Loan is denominated) for the account of: (i) each U.S. Facility Revolving Lender the then unpaid principal amount of each Revolving Credit Loan of such Lender made to such Borrower, on the ~~Termination~~applicable Revolving Facility Maturity Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 9); (ii) the Administrative Agent, the then unpaid and principal amount of each Agent Advance made to such Borrower on the applicable Revolving Facility Maturity Date (or such earlier date on which the Agent Advances become due and payable pursuant to Section 9) ~~and~~; (iii) the Swing Line Lender, the then unpaid principal amount of the Swing Line Loans made to such Borrower, on the Extended Maturity Date (or such earlier date on which the Swing Line Loans become due and payable pursuant to Section 9); and (iv) each Term Loan Lender the then unpaid principal amount of each Term Loan of such Lender made to such Borrower, on the Term Loan Maturity Date (or such earlier date on which the Term Loans become due and payable pursuant to Section 9). Each U.S. Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans made to such Borrower from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.1.

(b) Each Canadian Borrower hereby unconditionally promises to pay to the Canadian Agent (in the currency in which such Loan is denominated) for the account of each Canadian Facility Lender, the then unpaid principal amount of each Canadian Facility Revolving Credit Loan of such Lender made to such Borrower, on the applicable Revolving Facility Maturity Date (or such earlier date on which the Canadian Facility Revolving Credit Loans became due and payable pursuant to Section 9). Each Canadian Borrower hereby further agrees to pay interest (which payments shall be in the same currency in which the respective Loan referred to above is denominated) on the unpaid principal amount of such Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.1.

(c) Each Lender (including the Swing Line Lender) shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of each of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(d) The Administrative Agent shall maintain the Register pursuant to subsection 11.6(b), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof, and each Interest Period, if any, applicable thereto and whether such Loans are U.S. Facility Revolving Credit-1 Loans, Canadian Facility Revolving Credit-1 Loans, U.S. Facility Revolving Credit-2 Loans, Canadian Facility Revolving Credit-2 Loans, Term Loans or Swing Line Loans, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent and the Canadian Agent hereunder from each Borrower and each Lender’s share thereof.

(e) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection ~~2.5~~2.7(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of any Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

SECTION 3 LETTERS OF CREDIT.

3.1 L/C Commitment.

(a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Revolving Lenders set forth in subsection 3.4(a), agrees to issue letters of credit (the letters of credit issued on and after the Closing Date pursuant to this Section 3, the “Letters of Credit”) for the account of the Borrowers on any Business Day during the Revolving Commitment Period but in no event later than the third Business Day prior to the Extended Maturity Date in such form as may be approved from time to time by such Issuing Lender; provided that such Issuing Lender shall not issue any Letter of Credit if, after giving effect to such issuance, (i) the Aggregate Canadian Facility Lender Exposure, Aggregate Canadian Borrowing Revolving Extensions, Aggregate U.S. Facility Revolving Lender Exposure or the sum of the Aggregate U.S. Borrower Revolving Extensions and the outstanding principal amount of the Term Loans would exceed the applicable limitations set forth in subsection 2.1 (it being understood and agreed that the Administrative Agent or the Canadian Agent shall calculate the Dollar Equivalent of the then outstanding Revolving Credit Loans in Canadian Dollars on the date on which the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, has requested that the applicable Issuing Lender issue a Letter of Credit for purposes of determining compliance with this clause (i)) or (ii) the L/C Obligations in respect of Letters of Credit would exceed $400.0 million. Each Letter of Credit shall (i) be denominated in Dollars or Canadian Dollars (in the case of the Canadian Facility Letters of Credit only), requested by the U.S. Borrower Representative or the Canadian Borrower Representative, as the case shall be, and shall be either (A) a standby letter of credit issued to support obligations of the Parent Borrower or any of its Subsidiaries, contingent or otherwise, which finance the working capital and business needs of the Parent Borrower and its Subsidiaries incurred in the ordinary course of business (a “Standby Letter of Credit”) or (B) a commercial letter of credit in respect of the purchase of goods or services by the Parent Borrower or any of its Subsidiaries in the ordinary course of business (a “Commercial Letter of Credit”), and (ii) unless otherwise agreed by the Issuing Lender, mature not more than twelve months after the date of issuance (automatically renewable annually thereafter or for such longer period of time as may be agreed by the relevant Issuing Lender) and, in any event no later than the third Business Day prior to the Extended Maturity Date (except to the extent cash collateralized or backstopped pursuant to arrangements reasonably acceptable to the relevant Issuing Lender). Each Letter of Credit issued by the U.S. Facility Issuing Lender shall be deemed to constitute a utilization of the U.S. Facility Revolving Commitments and each Letter of Credit issued by the Canadian Facility Issuing Lender shall be deemed to constitute a utilization of the Canadian Facility Revolving Commitments, and shall be participated in (as more fully described in the following subsection 3.4) by the U.S. Facility Revolving Lenders or the Canadian Facility Lenders, as applicable, in accordance with their respective U.S. Facility Revolving Commitment Percentages or Canadian Facility Revolving Commitment Percentages, as applicable. All Letters of Credit issued under the U.S. Facility shall be denominated in Dollars and shall be issued for the account of the applicable U.S. Borrower. All Letters of Credit issued under the Canadian Facility shall be denominated in Dollars or Canadian Dollars and shall be issued for the account of the applicable Canadian Borrower. For greater certainty, no Letters of Credit shall be issued under the Canadian Facility on account of a U.S. Borrower.

(b) Unless otherwise agreed by the applicable Issuing Lender and the Borrower Representative on behalf of the applicable Borrower at the time of issuance, each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York. All Letters of Credit shall be issued on a sight basis only.

(c) No Issuing Lender shall at any time issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

3.2 Procedure for Issuance of Letters of Credit.

(a) The U.S. Borrower Representative (for the account of a U.S. Borrower) or the Canadian Borrower Representative (on behalf of the applicable Canadian Borrower) may from time to time request during the Revolving Commitment Period but in no event later than the 5th day prior to the Extended Maturity Date that an Issuing Lender issue a Letter of Credit by delivering to such Issuing Lender and the Administrative Agent, or the Canadian Agent, as applicable, at their respective addresses for notices specified herein, a Letter of Credit Request therefor (completed to the reasonable satisfaction of such Issuing Lender), and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. Each Letter of Credit Request shall specify the applicable Borrower and that the requested Letter of Credit is to be denominated in Dollars or Canadian Dollars in the case of the Canadian Borrowers. Upon receipt of any Letter of Credit Request, the applicable Issuing Lender shall (i) confirm with the Administrative Agent or the Canadian Agent, as applicable (by telephone or in writing) that the Administrative Agent or the Canadian Agent, as applicable, has received a copy of such Letter of Credit Request from the Borrower Representative and, if not so received, such Issuing Lender shall provide the Administrative Agent or the Canadian Agent, as applicable, with a copy thereof and (ii) process such Letter of Credit Request and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and, unless notified by the Administrative Agent or the Canadian Agent, as applicable, any Lender or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in subsection 6.2 shall not then be satisfied, shall promptly issue the Letter of Credit requested thereby (but in no event shall such Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Letter of Credit Request therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the applicable Issuing Lender and the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be. The applicable Issuing Lender shall furnish a copy of such Letter of Credit to the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be promptly following the issuance thereof. Promptly after the issuance or amendment of any Standby Letter of Credit, the applicable Issuing Lender shall notify the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, and the Administrative Agent or the Canadian Agent, as applicable, in writing, of such issuance or amendment and such notice shall be accompanied by a copy of such issuance or amendment. Upon receipt of such notice, the Administrative Agent or the Canadian Agent, as applicable shall promptly notify the U.S. Facility Revolving Lenders or the Canadian Facility Lenders, as the case may be, in writing, of such issuance or amendment, and if so requested by a Lender the Administrative Agent or the Canadian Agent, as applicable, shall provide to such Lender copies of such issuance or amendment. With regard to Commercial Letters of Credit, each Issuing Lender shall on the first Business Day of each week provide the Administrative Agent or the Canadian Agent, as applicable, by facsimile, with a report detailing the aggregate daily outstanding Commercial Letters of Credit during the previous week.

(b) The making of each request for a Letter of Credit by the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be shall be deemed to be a representation and warranty by the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, subsection 3.1. Unless the respective Issuing Lender has received notice from the Required Lenders before it issues a Letter of Credit that one or more of the applicable conditions specified in Section 6 are not then satisfied, or that the issuance of such Letter of Credit would violate subsection 3.1, then such Issuing Lender may issue the requested Letter of Credit for the account of the applicable Borrower in accordance with the Issuing Lender’s usual and customary practices.

3.3 Fees, Commissions and Other Charges.

(a) The applicable Borrower agrees to pay to the Administrative Agent or the Canadian Agent, as applicable, for the account of the relevant Issuing Lender and the L/C Participants, a letter of credit commission (the “L/C Fee”, and collectively, the “L/C Fees”) with respect to each Letter of Credit issued by such Issuing Lender, computed for the period from and including the date of issuance of such Letter of Credit through to the expiration date of such Letter of Credit, computed at a rate per annum equal to (i) the Applicable Margin then in effect for Eurocurrency Loans that are ~~Loans~~Revolving Credit-1 Loans in the case of such portion of such Letter of Credit equal to the applicable Revolving Credit-1 Loan Share of such Letter of Credit (the portion of such fee payable at such rate, the “Non-Extended L/C Fee”) and (ii) the Applicable Margin then in effect for Eurocurrency Loans that are Revolving Credit-2 Loans in the case of such portion of such Letter of Credit equal to the applicable Revolving Credit-2 Loan Share of such Letter of Credit (the portion of such fee payable at such rate, the “Extended L/C Fee”), in each case calculated on the basis of a 360 day year for the actual days elapsed, on the respective portion of the maximum amount available to be drawn under such Letter of Credit minus the L/C Facing Fee, payable on the last Business Day of each quarter in arrears on each L/C Fee Payment Date with respect to such Letter of Credit and on the Extended Maturity Date or such earlier date as the Revolving Credit-2 Commitments shall terminate as provided herein. Such ~~commission~~L/C Fee shall be payable to the Administrative Agent or the Canadian Agent, as applicable for the account of the Lenders with (x) the Extended L/C Fee to be shared ratably among ~~them~~the Revolving Credit-2 Lenders in accordance with their respective U.S. Facility Revolving Commitment Percentages or Canadian Facility ~~Commitment Percentages~~Revolving Commitment Percentages, as applicable and (y) the Non-Extended Fee to be shared ratably among the Revolving Credit-1 Lenders in accordance with their respective U.S. Facility Revolving Commitment Percentages or Canadian Facility Revolving Commitment Percentages, as applicable. The applicable Borrower shall pay to the Administrative Agent for the account of the relevant Issuing Lender a facing fee equal to 1/8 of 1.0% per annum (but in no event less than $500.0 per annum for each Letter of Credit of the maximum amount available to be drawn under such Letter of Credit) (the “L/C Facing Fee”), payable quarterly in arrears on each L/C Fee Payment Date with respect to such Letter of Credit and on the Extended Maturity Date or such other date as the Revolving Credit-2 Commitments shall terminate. Such commissions and fees shall be nonrefundable. Such fees and commissions shall be payable in Dollars (or Canadian Dollars, in the case of Canadian Borrowers), notwithstanding that a Letter of Credit may be denominated in Dollars or Canadian Dollars.

(b) In addition to the foregoing commissions and fees, each Borrower agrees to pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by such Issuing Lender.

(c) The Administrative Agent and the Canadian Agent shall, promptly following its receipt thereof, distribute to the applicable Issuing Lender and the applicable L/C Participants all commissions and fees received by the Administrative Agent for their respective accounts pursuant to this subsection 3.3.

3.4 L/C Participations.

(a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each U.S. Facility L/C Participant or Canadian Facility L/C Participant, as applicable, and, to induce such Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the applicable Issuing Lender, without recourse or warranty, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s U.S. Facility Revolving Commitment Percentage or Canadian Facility Revolving Commitment Percentage, as applicable (determined on the date of issuance of the relevant Letter of Credit) in such Issuing Lender’s obligations and rights under each Letter of Credit issued or continued hereunder, the amount of each draft paid by such Issuing Lender thereunder and the obligations of the Loan Parties under this Agreement with respect thereto (although Letter of Credit fees and commissions, including the L/C Fees, shall be payable directly to the Administrative Agent or the Canadian Agent, as applicable, for the account of such Issuing Lender and L/C Participants, as provided in subsection 3.3, and the L/C Participants shall have no right to receive any portion of any facing fees with respect to any such Letters of Credit) and any security therefor or guaranty pertaining thereto; provided, further, that as to any Letter of Credit outstanding on the Non-Extended Maturity Date, such L/C Participants shall be limited to Revolving Credit-2 Lenders and there shall be an automatic adjustment to the participations pursuant to this subsection 3.4 on the Non-Extended Maturity Date to allocate all such participations in such Letter of Credit among the Revolving Credit-2 Lenders. Each L/C Participant unconditionally and irrevocably agrees with the applicable Issuing Lender that, if a draft is paid under any Letter of Credit for which such Issuing Lender is not reimbursed in full by the applicable Borrower in respect of such Letter of Credit in accordance with subsection 3.5(a), such L/C Participant shall pay to the Administrative Agent or the Canadian Agent, as applicable, for the account of the Issuing Lender upon demand at the Administrative Agent’s or the Canadian Agent’s, as applicable, address for notices specified herein an amount equal to such L/C Participant’s U.S. Facility Revolving Commitment Percentage or Canadian Facility Revolving Commitment Percentage, as applicable, of the amount of such draft, or any part thereof, which is not so reimbursed; provided that nothing in this paragraph shall relieve such Issuing Lender of any liability resulting from the gross negligence or willful misconduct of such Issuing Lender, or otherwise affect any defense or other right that any L/C Participant may have as a result of such gross negligence or willful misconduct. All calculations of the L/C Participants’ U.S. Facility Revolving Commitment Percentages and Canadian Facility Revolving Commitment Percentages shall be made from time to time by the Administrative Agent and Canadian Agent, as applicable, which calculations shall be conclusive absent manifest error.

(b) If any amount required to be paid by any L/C Participant to the Administrative Agent or the Canadian Agent, as applicable, for the account of such Issuing Lender on demand by such Issuing Lender pursuant to subsection 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is paid to the Administrative Agent or the Canadian Agent, as applicable, for the account of such Issuing Lender within three Business Days after the date such demand is made, such L/C Participant shall pay to the Administrative Agent or the Canadian Agent, as applicable, for the account of such Issuing Lender on demand an amount equal to the product of such amount, times the daily average Federal Funds Effective Rate (or, in the case of a Canadian Facility Lender, the interbank rate customarily charged by the Canadian Agent) during the period from and including the date such payment is required to the date on which such payment is immediately available to the Administrative Agent or the Canadian Agent, as applicable, for the account of such Issuing Lender, times a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to subsection 3.4(a) is not in fact made available to the Administrative Agent or the Canadian Agent, as applicable, for the account of such Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon (with interest based on the Dollar Equivalent of any amounts denominated in Canadian Dollars) calculated from such due date at the rate per annum applicable to Revolving Credit-2 Loans maintained as ABR Loans accruing interest at the ABR hereunder. A certificate of such Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this subsection (which shall include calculations of any such amounts in reasonable detail) shall be conclusive in the absence of manifest error.

(c) Whenever, at any time after the applicable Issuing Lender has made payment under any Letter of Credit and has received through the Administrative Agent or the Canadian Agent, as applicable, from any L/C Participant its pro rata share of such payment in accordance with subsection 3.4(a), such Issuing Lender receives through the Administrative Agent or the Canadian Agent, as applicable, any payment related to such Letter of Credit (whether directly from the applicable Borrower in respect of such Letter of Credit or otherwise, including proceeds of Collateral applied thereto by the Administrative Agent or the Canadian Agent, as applicable, or by such Issuing Lender), or any payment of interest on account thereof, the Administrative Agent or the Canadian Agent, as applicable, will, if such payment is received prior to 1:00 P.M., New York City time, on a Business Day, distribute to such L/C Participant its pro rata share thereof prior to the end of such Business Day and otherwise the Administrative Agent or the Canadian Agent, as applicable, will distribute such payment on the next succeeding Business Day; provided, however, that in the event that any such payment received by the Issuing Lender through the Administrative Agent or the Canadian Agent, as applicable, shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender through the Administrative Agent or the Canadian Agent, as applicable, the portion thereof previously distributed by the Administrative Agent or the Canadian Agent, as applicable, to it.

3.5 Reimbursement Obligation of the Borrowers.

(a) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable Issuing Lender shall notify the applicable Borrower Representative and the Administrative Agent or Canadian Agent, as applicable, thereof. Each U.S. Borrower hereby agrees to reimburse each U.S. Facility Issuing Lender (through the Administrative Agent) upon receipt by the U.S. Borrower Representative of notice from such U.S. Facility Issuing Lender of the date and amount of a draft presented under any Letter of Credit issued on its behalf and paid by such Issuing Lender, for the amount of such draft so paid and any taxes, fees, charges or other costs or expenses reasonably incurred by each U.S. Facility Issuing Lender in connection with such payment. Each Canadian Borrower hereby agrees to reimburse each Canadian Facility Issuing Lender (through the Canadian Agent) upon receipt by the Canadian Borrower Representative of notice from such Canadian Facility Issuing Lender of the date and amount of a draft presented under any Letter of Credit issued on its behalf and paid by such Canadian Facility Issuing Lender, for the amount of such draft so paid and any taxes, fees, charges or other costs or expenses reasonably incurred by each Canadian Facility Issuing Lender in connection with such payment. Each such payment shall be made to the Administrative Agent or Canadian Agent, as applicable, for the account of the applicable Issuing Lender at its address for notices specified herein and in immediately available funds, on the date which is two Business Days after the applicable Borrower Representative receives such notice.

(b) Interest shall be payable on any and all amounts remaining unpaid by the applicable Borrower (or by the Borrower Representative on behalf of the applicable Borrower) under this subsection 3.5 (i) from the date the draft presented under the affected Letter of Credit is paid to the date on which the applicable Borrower is required to pay such amounts pursuant to paragraph (a) above at the rate which would then be payable on any outstanding ABR Loans that are (x) Revolving Credit ~~Loans~~-1 Loans in the case of such portion of such Letter of Credit equal to the applicable Revolving Credit-1 Loan Share of such Letter of Credit and (y) Revolving Credit-2 Loans in the case of such portion of such Letter of Credit equal to the applicable Revolving Credit-2 Loan Share of such Letter of Credit and (ii) thereafter until payment in full at the rate which would be payable on any outstanding ABR Loans that are ~~Revolving Credit Loans~~(x) Revolving Credit-1 Loans in the case of such portion of such Letter of Credit equal to the applicable Revolving Credit-1 Loan Share of such Letter of Credit and (y) Revolving Credit-2 Loans in the case of such portion of such Letter of Credit equal to the applicable Revolving Credit-2 Loan Share of such Letter of Credit, in each case which were then overdue.

3.6 Obligations Absolute.

(a) The applicable Loan Parties’ obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which any of them may have or have had against the Issuing Lender, any L/C Participant or any beneficiary of a Letter of Credit; provided that this paragraph shall not relieve the Issuing Lender or any L/C Participant of any liability resulting from the gross negligence or willful misconduct of the Issuing Lender or such L/C Participant, or otherwise affect any defense or other right that the Loan Parties may have as a result of any such gross negligence or willful misconduct.

(b) Each Borrower agrees with each Issuing Lender that such Issuing Lender shall not be responsible for, and the Borrowers’ Reimbursement Obligations under subsection 3.5(a) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between any Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of any Borrower against any beneficiary of such Letter of Credit or any such transferee; provided that this paragraph shall not relieve the Issuing Lender or any L/C

Participant of any liability resulting from the gross negligence or willful misconduct of the Issuing Lender or such L/C Participant, or otherwise affect any defense or other right that the Loan Parties may have as a result of any such gross negligence or willful misconduct.

(c) Neither the Issuing Lender nor any L/C Participant shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except with respect to errors or omissions caused by such Person’s gross negligence or willful misconduct.

(d) Each Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the UCC, shall be binding on such Borrower and shall not result in any liability of such Issuing Lender or any L/C Participant to any such Borrower.

3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, of the date and amount thereof. The responsibility of the Issuing Lender to the applicable Borrower in respect of any Letter of Credit in connection with any draft presented for payment under such Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit; provided that this paragraph shall not relieve the Issuing Lender of any liability resulting from the gross negligence or willful misconduct of the Issuing Lender, or otherwise affect any defense or other right that the Loan Parties may have as a result of any such gross negligence or willful misconduct.

3.8 Letter of Credit Request. To the extent that any provision of any Letter of Credit Request related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

3.9 Additional Issuing Lenders. The U.S. Borrower Representative or the Canadian Borrower Representative may, at any time and from time to time with the consent of the Administrative Agent or the Canadian Agent, as applicable, (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Canadian ~~Revolving~~ Facility Lenders (that are Canadian Residents) or U.S. Facility Revolving Lenders, as applicable, to act as an issuing lender under the terms of this Agreement. Any Lender designated as an issuing lender pursuant to this subsection 3.9 shall be deemed to be a “U.S. Facility Issuing Lender” (in addition to being a U.S. Facility Revolving Lender) or a “Canadian Facility Issuing Lender” (in addition to being a Canadian Facility Lender), as the case may be, and an “Issuing Lender” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Lender or Issuing Lenders and such Lender. Any such additional Issuing Lender may resign as Issuing Lender (with respect to any future issuances, including renewals) upon 10 Business Days’ notice to the Lenders.

3.10 Replacement of Issuing Lender. Any Issuing Lender may be replaced at any time (x) by written agreement among the Borrowers, the Administrative Agent, the replaced Issuing Lender and the successor Issuing Lender or (y) by the Borrower Representative (on behalf of the Borrowers), for any reason, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld). The Administrative Agent shall notify the Lenders of any such replacement of such Issuing Lender. At the time any such replacement shall become effective, the applicable Borrowers shall pay all unpaid fees accrued for the account of such replaced Issuing Lender pursuant to subsection 3.3(a). From and after the effective date of any such replacement, (1) the successor Issuing Lender shall have all the rights and obligations of such replaced Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter and (2) references herein to the term “Issuing Lender” shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the replacement of any Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of any Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit or to amend or extend any previously issued Letters of Credit.

SECTION 4 GENERAL PROVISIONS.

4.1 Interest Rates and Payment Dates.

(a) Each (i) Eurocurrency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate determined for such day plus the Applicable Margin in effect for such day with respect to such Loan and (ii) BA Equivalent Loans shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as applicable) at a rate per annum that shall be equal to the BA Rate, plus the Applicable Margin for BA Equivalent Loans.

(b) Each ABR Loan denominated in Dollars shall bear interest for each day that it is outstanding at a rate per annum equal to the ABR in effect for such day plus the Applicable Margin in effect for such day ~~and each~~with respect to such Loan. Each ABR Loan denominated in Canadian Dollars shall bear interest for each day that it is outstanding at a rate per annum equal to the Canadian Prime Rate in effect for such day plus the Applicable Margin in effect for such day~~.~~ with respect to such Loan.

(c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any commitment fee, letter of credit commission, letter of credit fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (w) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the relevant foregoing provisions of this subsection 4.1 plus 2.00%, (x) in the case of any Reimbursement Obligation, at the rate applicable under subsection 3.5 without giving effect to the proviso thereto plus 2.00%, (y) in the case of overdue interest, the rate that would be otherwise applicable to principal of the related Loan or Reimbursement Obligation pursuant to the relevant foregoing provisions of this subsection 4.1 (other than clauses (w) and (x) above) plus 2.00% and (z) in the case of any other ~~amounts~~amount, the rate ~~described in paragraph (b) of this subsection 4.1 for ABR Loans that are~~that would otherwise be applicable thereto if such other amount had been borrowed as a Revolving Credit ~~Loans~~Loan accruing interest at the ABR (or the Canadian Prime Rate in the case of Canadian Facility Revolving Credit Loans denominated in Canadian Dollars) plus 2.00%, in each case from the date of such non-payment until such amount is paid in full (after as well as before judgment).

(d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this subsection 4.1 shall be payable from time to time on demand.

(e) It is the intention of the parties hereto to comply strictly with applicable usury laws; accordingly, it is stipulated and agreed that the aggregate of all amounts which constitute interest under applicable usury laws, whether contracted for, charged, taken, reserved, or received, in connection with the indebtedness evidenced by this Agreement or any Notes, or any other document relating or referring hereto or thereto, now or hereafter existing, shall never exceed under any circumstance whatsoever the maximum amount of interest allowed by applicable usury laws.

(f) Any provision of this Agreement that would oblige a Canadian Loan Party to pay any fine, penalty or rate of interest on any arrears of principal or interest secured by a mortgage on real property or hypothec on immovables that has the effect of increasing the charge on arrears beyond the rate of interest payable on principal money not in arrears shall not apply to such Canadian Loan Party, which shall be required to pay interest on money in arrears at the same rate of interest payable on principal money not in arrears.

(g) If any provision of this Agreement would oblige a Canadian Loan Party to make any payment of interest or other amount payable to any Secured Party in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by that Lender of “interest” at a “criminal rate” (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by applicable law or so result in a receipt by that Canadian Loan Party of “interest” at a “criminal rate”, such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows:

(i) first, by reducing the amount or rate of interest; and

(ii) thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid which would constitute interest for purposes of section 347 of the Criminal Code (Canada).

(h) Whenever interest or fees payable by a Canadian Loan Party is calculated on the basis of a period which is less than the actual number of days in a calendar year, each rate of interest and fee determined pursuant to such calculation is, for the purpose of the Interest Act (Canada), equivalent to such rate multiplied by the actual number of days in the calendar year in which such rate is to be ascertained and divided by the number of days used as the basis of such calculation.

4.2 Conversion and Continuation Options.

(a) The Borrower Representative (on behalf of the applicable Borrower) may elect from time to time to convert outstanding Loans from (i) Eurocurrency Loans made or outstanding in Dollars to ABR Loans denominated in Dollars, (ii) Bankers’ Acceptances to ABR Loans denominated in Canadian Dollars, or (iii) BA Equivalent Loans to ABR Loans denominated in Canadian Dollars by the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, giving the Administrative Agent or the Canadian Agent, as applicable, at least two Business Days’ prior irrevocable notice of such election, provided that any such conversion of Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower Representative (on behalf of the applicable Borrower) may elect from time to time to convert outstanding Loans from ABR Loans denominated in Dollars to Eurocurrency Loans outstanding in Dollars or (y) made or outstanding in Canadian Dollars, from ABR Loans to BA Equivalent Loans or Bankers’ Acceptances, by the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, giving the Administrative Agent or the Canadian Agent, as applicable, at least three Business Days’ prior irrevocable notice of such election. Any such notice of conversion to Eurocurrency Loans outstanding in Dollars, Bankers’ Acceptances or BA Equivalent Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent or the Canadian Agent, as applicable, shall promptly notify each affected Lender thereof. All or any part of outstanding Eurocurrency Loans made or outstanding in Dollars or Bankers’ Acceptances or BA

Equivalent Loans and ABR Loans may be converted as provided herein, provided that (i) (unless the Required Lenders otherwise consent) no Loan may be converted into a Eurocurrency Loan, Bankers’ Acceptances or BA Equivalent Loan when any Default or Event of Default has occurred and is continuing and the Administrative Agent has given notice to the Borrower Representative that no such conversions may be made, and (ii) no Loan may be converted into a Eurocurrency Loan, a Bankers’ Acceptance or BA Equivalent Loan after the date that is one month prior to the ~~Maturity Date.~~applicable Revolving Facility Maturity Date (in the case of continuations of Revolving Credit Loans) or the Term Loan Maturity Date (in the case of continuations of Term Loans).

(b) Any Eurocurrency Loan, Bankers’ Acceptances or BA Equivalent Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be (on behalf of the applicable Borrower), giving notice to the Administrative Agent or the Canadian Agent, as applicable, of the length of the next Interest Period to be applicable to such Loan, determined in accordance with the applicable provisions of the term “Interest Period” set forth in subsection 1.1, provided that no Eurocurrency Loan, Bankers’ Acceptances or BA Equivalent Loan may be continued as such (i) (unless the Required Lenders otherwise consent) when any Default or Event of Default has occurred and is continuing and the Administrative Agent or the Canadian Agent, as applicable, has or the Required Lenders have given notice to the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, that no such continuations may be made or (ii) after the date that is one month prior to the applicable Revolving Facility Maturity Date, and provided, further, that in the case of Eurocurrency Loans made or outstanding in Dollars, Bankers’ Acceptances or BA Equivalent Loans, if the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, shall fail to give any required notice as described above in this subsection 4.2(b) or if such continuation is not permitted pursuant to the preceding proviso, such Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans shall be automatically converted to ABR Loans denominated in Dollars with respect to Eurocurrency Loans and denominated in Canadian Dollars with respect to Bankers’ Acceptances and BA Equivalent Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice of continuation pursuant to this subsection 4.2(b), the Administrative Agent or the Canadian Agent, as applicable, shall promptly notify each affected Lender thereof.

4.3 Minimum Amounts of Sets. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Eurocurrency Loans comprising each Set shall be equal to $5.0 million or a whole multiple of $1.0 million in excess thereof, and the aggregate principal amount of the Eurocurrency Loans outstanding in Canadian Dollars, Bankers’ Acceptances and BA Equivalent Loans comprising each Set shall be equal to Cdn$5.0 million or a whole multiple of Cdn$1.0 million in excess thereof and so that there shall not be more than 15 Sets at any one time outstanding.

4.4 Prepayments.

(a) Each of the Borrowers may at any time and from time to time prepay the Loans made to it and the Reimbursement Obligations in respect of Letters of Credit issued for its account, in whole or in part, subject to subsection 4.12, without premium or penalty, upon at least three Business Days’ irrevocable notice by the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, to the Administrative Agent or the Canadian Agent, as applicable (in the case of Eurocurrency Loans outstanding in Dollars or Canadian Dollars, Bankers’ Acceptances or BA Equivalent Loans and Reimbursement Obligations outstanding in any Canadian Dollars), at least one Business Day’s irrevocable notice by the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, to the Administrative Agent or the Canadian Agent, as applicable (in the case of (x) ABR

Loans other than Swing Line Loans and (y) Reimbursement Obligations outstanding in Dollars or Canadian Dollars) or same day irrevocable notice by the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, to the Administrative Agent or the Canadian Agent, as applicable (in the case of Swing Line Loans). Such notice shall specify, in the case of any prepayment of Loans, the identity of the prepaying Borrower, the date and amount of prepayment and whether the prepayment is (i) of Term Loans, Revolving Credit Loans or Swing Line Loans, or a combination thereof, and (ii) of Eurocurrency Loans, Bankers’ Acceptances, BA Equivalent Loans or ABR Loans or a combination thereof and, in each case if a combination thereof, the principal amount allocable to each and, in the case of any prepayment of Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Obligations. Upon the receipt of any such notice the Administrative Agent or the Canadian Agent, as applicable, shall promptly notify each affected Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurocurrency Loan, Bankers’ Acceptances or BA Equivalent Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to subsection 4.12 and accrued interest to such date on the amount prepaid. Partial prepayments of the ~~Revolving Credit~~ Loans and the Reimbursement Obligations pursuant to this subsection shall (unless the Borrower Representative otherwise directs) be applied (A) in the case of partial prepayments of Term Loans, to reduce the outstanding principal balance of the Term Loans and (B) in the case of partial prepayments of other Loans and Reimbursement Obligations, first, to payment of any Agent Advances then outstanding, second, to the payment of the Swing Line Loans then outstanding, third, to the payment of the Revolving Credit ~~Loans~~-1 Loans (if the prepayment is of Revolving Credit-1 Loans in connection with a concomitant reduction in only the Revolving Credit-1 Commitments pursuant to subsection 2.3), Revolving Credit-2 Loans (if the prepayment is of Revolving Credit-2 Loans in connection with a concomitant reduction in only the Revolving Credit-2 Commitments pursuant to subsection 2.3), or Revolving Credit Loans (in all other circumstances), as applicable, in each case then outstanding, fourth, to the payment of any Reimbursement Obligations then outstanding and, last, to cash collateralize any outstanding Bankers’ Acceptances, BA Equivalent Loan or L/C Obligation on terms reasonably satisfactory to the Administrative Agent; provided, further, that any pro rata calculations required to be made pursuant to this subsection 4.4(a) in respect ~~to~~of any Loan denominated in Canadian Dollars shall be made on a Dollar Equivalent basis. Partial prepayments pursuant to this subsection 4.4(a) shall be in multiples of $1.0 million; provided that, notwithstanding the foregoing, any Loan may be prepaid in its entirety. Amounts prepaid in respect of Term Loans may not be reborrowed.

(b) The U.S. Borrowers shall prepay all Swing Line Loans then outstanding simultaneously with each borrowing of Revolving Credit Loans.

(c)(i) On any day (other than during an Agent Advance Period) on which the sum of the Aggregate ~~US~~U.S. Borrower Revolving Extensions (disregarding any Agent Advances to the U.S. Borrowers) and the outstanding principal amount of the Term Loans exceeds the U.S. Borrowing Base at such time (based on the Borrowing Base Certificate last delivered), the U.S. Borrowers shall prepay on such day the principal of outstanding Canadian Facility Revolving Credit Loans made to the U.S. Borrowers and, if required, U.S. Facility Revolving Credit Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Canadian Facility Revolving Credit Loans made to the U.S. Borrowers and U.S. Facility Revolving Credit Loans, the aggregate amount of the U.S. Facility L/C Obligations exceeds the U.S. Borrowing Base at such time (based on the Borrowing Base Certificate last delivered), the U.S. Borrowers shall pay to the Administrative Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to such L/C Obligations at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the U.S. Borrowers to the Issuing Lenders and the Revolving Credit Lenders

hereunder in a cash collateral account to be established by, and under the sole dominion and control of, the Administrative Agent.

(ii) On any day (other than during an Agent Advance Period) on which the Aggregate Canadian Borrower Extensions (disregarding any Agent Advances to the Canadian Borrowers) exceeds the Canadian Borrowing Base at such time (based on the Borrowing Base Certificate last delivered), the Canadian Borrowers shall prepay on such day the principal of outstanding Canadian Facility Revolving Credit Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Canadian Facility Revolving Credit Loans made to the Canadian Borrowers, the aggregate amount of the Canadian Facility L/C Obligations exceeds the Canadian Borrowing Base at such time (based on the Borrowing Base Certificate last delivered), the Canadian Borrowers shall pay to the Administrative Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to such Canadian L/C Obligations at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the Canadian Borrowers to the Canadian Facility Issuing Lenders and the Canadian Facility Lenders hereunder in a cash collateral account to be established by, and under the sole dominion and control of, the Administrative Agent.

(iii) On any day on which the Aggregate Canadian Facility Lender Exposure exceeds the Total Canadian Facility Revolving Commitment at such time, the Canadian Borrowers and, if applicable, the U.S. Borrowers shall prepay on such day first the Agent Advances then outstanding to them and thereafter the principal of Canadian Facility Revolving Credit Loans made to them in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Canadian Facility Revolving Credit Loans, the aggregate amount of the Canadian Facility L/C Obligations, BA Equivalent Loans and Bankers’ Acceptances exceeds the Total Canadian Facility Revolving Commitment at such time, the Canadian Borrowers shall pay to the Canadian Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Canadian Facility L/C Obligations at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the Canadian Borrowers to the Canadian Facility Issuing Lenders and the Canadian Facility Lenders hereunder in a cash collateral account to be established by, and under the sole dominion and control of, the Canadian Agent.

(iv) On any day on which the Aggregate U.S. Facility Revolving Lender Exposure exceeds the Total U.S. Facility Revolving Commitment at such time, the U.S. Borrowers shall prepay on such day first the Agent Advances then outstanding to them and thereafter the principal of U.S. Facility Revolving Credit Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding U.S. Facility Revolving Credit Loans, the aggregate amount of the U.S. Facility L/C Obligations exceeds the Total U.S. Facility Revolving Commitment at such time, the U.S. Borrowers shall pay to the Administrative Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the U.S. Facility L/C Obligations at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the U.S. Borrowers to the applicable U.S. Facility Issuing Lenders and the U.S. Facility Revolving Lenders hereunder in a cash collateral account to be established by, and under the sole dominion and control of, the Administrative Agent.

(d) Notwithstanding the foregoing provisions of this subsection 4.4, if at any time any prepayment of any Eurocurrency Loans pursuant to subsection 4.4(a) would result, after giving effect to the procedures set forth in this Agreement, in the relevant Borrower incurring breakage costs under subsection 4.12 as a result of Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans being prepaid other than on the last day of an Interest Period with respect thereto, then, the relevant Borrower may, so long as no Default or Event of Default shall have occurred and be continuing, in its sole discretion, initially (i) deposit a portion (up to 100.0%) of the amounts that otherwise would have been paid in respect of such Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans with the Administrative Agent or the Canadian Agent, as applicable (which deposit must be equal in amount to the amount of such Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans not immediately prepaid), to be held as security for the obligations of the Borrowers to make such prepayment pursuant to a cash collateral agreement to be entered into on terms reasonably satisfactory to the Administrative Agent or the Canadian Agent, as applicable, with such cash collateral to be directly applied upon the first occurrence thereafter of the last day of an Interest Period with respect to such Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans (or such earlier date or dates as shall be requested by the Borrower Representative) or (ii) make a prepayment of the Revolving Credit Loans in accordance with subsection 4.4(a) with an amount equal to a portion (up to 100.0%) of the amounts that otherwise would have been paid in respect of such Eurocurrency Loans or BA Equivalent Loans (which prepayment, together with any deposits pursuant to clause (i) above, must be equal in amount to the amount of such Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans not immediately prepaid); provided that, notwithstanding anything in this Agreement to the contrary, none of the Borrowers may request any Extension of Credit under the Commitments that would reduce the aggregate amount of the Available Commitments to an amount that is less than the amount of such prepayment until the related portion of such Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans have been prepaid upon the first occurrence thereafter of the last day of an Interest Period with respect to such Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans; provided that, in the case of either clause (i) or (ii), such unpaid Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans shall continue to bear interest in accordance with subsection 4.1 until such unpaid Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans or the related portion of such Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans, as the case may be, have or has been prepaid.

(e) For avoidance of doubt, the Commitments shall not be correspondingly reduced by the amount of any prepayments of Revolving Credit Loans, payments of Reimbursement Obligations and cash collateralizations of L/C Obligations, in each case, made under subsections 4.4(a), 4.4(b) or 4.4(c).

4.5 Canadian Agent’s and Administrative Agent’s Fees; Other Fees.

(a) Each U.S. Borrower agrees to pay, or cause to be paid, to the Administrative Agent, for the account of each U.S. Facility Revolving Lender, a commitment fee for the period from and including the first day of the Revolving Commitment Period to the applicable Revolving Facility Maturity Date, computed based on the applicable Commitment Fee Percentage on the average daily amount of the Available Commitment of such U.S. Facility Revolving Lender during the period for which payment is made, payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Revolving Facility Maturity Date applicable to such Revolving Commitments or such earlier date as ~~the~~such Revolving Commitments shall terminate as provided herein, commencing on September 30, 2007.

(b) Each Canadian Borrower agrees to pay, or cause to be paid, to the Canadian Agent, for the account of each Canadian Facility Lender, a commitment fee for the period from and including the first day of the Revolving Commitment Period to the applicable Revolving Facility Maturity Date, computed based on the applicable Commitment Fee Percentage on the average daily amount of the Available Commitment of such Canadian Facility ~~lender~~Lender during the period for which payment is made, payable in arrears on the last Business Day of each March, June, September and December and on the Revolving Facility Maturity Date applicable to such Revolving Commitments or such earlier date as ~~the~~such Revolving Commitments shall terminate as provided herein, commencing on September 30, 2007.

(c) Each Borrower agrees to pay, or cause to be paid, to the Administrative Agent or the Canadian Agent, as applicable, and the Other Representatives any fees in the amounts and on the dates previously agreed to in writing by Holding Parent or the Parent Borrower, the Other Representatives and the Administrative Agent in connection with this Agreement.

4.6 Computation of Interest and Fees.

(a) Interest (other than interest based on the Prime Rate, Canadian Prime Rate or BA Rate) shall be calculated on the basis of a 360-day year for the actual days elapsed; and commitment fees and any other fees and interest based on the Prime Rate, Canadian Prime Rate or BA Rate shall be calculated on the basis of a 365-day (or 366-day, as the case may be) year for the actual days elapsed. The Administrative Agent or the Canadian Agent, as applicable, shall as soon as practicable notify the Borrower Representative and the affected Lenders of each determination of a Eurocurrency Rate. Any change in the interest rate on a Loan resulting from a change in the ABR, the Canadian Prime Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower Representative and the affected Lenders of the effective date and the amount of each such change in interest rate.

(b) Each determination of an interest rate by the Administrative Agent or the Canadian Agent, as applicable, pursuant to any provision of this Agreement shall be conclusive and binding on each Borrower and the Lenders in the absence of manifest error. The Administrative Agent or the Canadian Agent, as applicable, shall, at the request of the U.S. Borrower Representative or the Canadian Borrower Representative, as applicable, or any Lender, deliver to the U.S. Borrower Representative, the Canadian Borrower Representative or such Lender a statement showing in reasonable detail the calculations used by the Administrative Agent or the Canadian Agent, as applicable, in determining any interest rate pursuant to subsection 4.1, excluding any Eurocurrency Base Rate which is based upon the Telerate British Bankers Assoc. Interest Settlement Rates Page and any ABR Loan which is based upon the Prime Rate or the Canadian Prime Rate.

(c) Bankers’ Acceptances.

(i) Term. Each Bankers’ Acceptance shall have a term of 1, 2, 3 or 6 months (or such other periods as the Administrative Agent or the Canadian Agent, as applicable, and the Canadian Borrower Representative may agree from time to time), subject to availability. No term of any Bankers’ Acceptance shall extend beyond the applicable Revolving Facility Maturity Date.

(ii) BA Rate. On each Borrowing Date or other date on which Bankers’ Acceptances are to be accepted, the Administrative Agent or the Canadian Agent shall advise the applicable Canadian Borrowers as to such Agent’s determination of the applicable BA Rate for the Bankers’ Acceptances to be accepted.

(iii) Purchase. Upon acceptance of a Bankers’ Acceptance by a Canadian Facility Lender, such Canadian Facility Lender shall purchase, or arrange the purchase of, such Bankers’ Acceptance at the applicable BA Rate. The Lender shall provide to the Canadian Agent’s account for payments of the BA Proceeds less the BA Fee payable by the applicable Canadian Borrower with respect to the Bankers’ Acceptance.

(iv) Sale. Each Canadian Facility Lender may from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers’ Acceptances accepted and purchased by it.

(v) Power of Attorney for the Execution of Bankers’ Acceptances. To facilitate the availment of the Canadian Facility by Bankers’ Acceptances, each Canadian Borrower hereby appoints each Canadian Facility Lender as its attorney to sign and endorse on its behalf, in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Canadian Facility Lender, blank forms of B/As. In this respect, it is each Canadian Facility Lender’s responsibility to maintain an adequate supply of blank forms of B/As for acceptance under this Agreement. Each Canadian Borrower recognizes and agrees that all B/As signed and/or endorsed on its behalf by a Canadian Facility Lender shall bind the applicable Canadian Borrower as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of such Canadian Borrower. Each Canadian Facility Lender is hereby authorized to issue such B/As endorsed in blank in such face amounts as may be determined by such Canadian Facility Lender; provided that the aggregate amount thereof is equal to the aggregate amount of B/As required to be accepted and purchased by such Canadian Facility Lender. No Canadian Facility Lender shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except the gross negligence or willful misconduct of the Canadian Facility Lender or its officers, employees, agents or representatives. Each Canadian Facility Lender shall maintain a record with respect to B/As held by it in blank hereunder, voided by it for any reason, accepted and purchased by it hereunder, and cancelled at their respective maturities. Each Canadian Facility Lender agrees to provide such records to any Canadian Borrower at such Canadian Borrower’s expense upon request.

(vi) Execution. Drafts drawn by a Canadian Borrower to be accepted as Bankers’ Acceptances shall be signed by a duly authorized officer or officers of the applicable Canadian Borrower or by its attorneys. Notwithstanding that any Person whose signature appears on any Bankers’ Acceptance may no longer be an authorized signatory for the Canadian Borrower at the time of issuance of a Bankers’ Acceptance, that signature shall nevertheless be valid and sufficient for all purposes as if the authority had remained in force at the time of issuance and any Bankers’ Acceptance so signed shall be binding on such Canadian Borrower.

(vii) Issuance. The Canadian Agent, promptly following receipt of a notice of a Borrowing, conversion or continuation by way of Bankers’ Acceptances, shall advise the Canadian Facility Lenders of the notice and shall advise each Canadian Facility Lender of the face amount of Bankers’ Acceptances to be accepted by it and the applicable term (which shall be identical for all Canadian Facility Lenders). The aggregate face amount of Bankers’ Acceptances to be accepted by a Canadian Facility Lender shall be determined by the Canadian Agent by reference to that Canadian Facility Lender’s Canadian Facility Revolving Commitment Percentage of the issue of Bankers’ Acceptances, except that, if the face amount of a Bankers’ Acceptance which would otherwise be accepted by a Canadian Facility Lender would not be Cdn$100,000.00 or a whole multiple thereof, the face amount shall be increased or reduced by the Canadian Agent in its sole discretion to Cdn$1,000.00, or the nearest whole multiple of that amount, as appropriate, provided that after such issuance, no Canadian Facility Lender shall have aggregate outstanding Canadian Facility Revolving Credit Loans in excess of its Canadian Facility Revolving Commitment.

(viii) Rollover. At or before 10:00 A.M. (Toronto time) two (2) Business Days before the maturity date of any Bankers’ Acceptances, the applicable Canadian Borrower shall give to the Canadian Agent, written notice which notice shall specify either that the applicable Canadian Borrower intends to repay the maturing Bankers’ Acceptances on the maturity date or that the applicable Canadian Borrower intends to issue Bankers’ Acceptances on the maturity date to provide for payment of the maturing Bankers’ Acceptances. If the applicable Canadian Borrower fails to provide such notice to the Canadian Agent or fails to repay the maturing Bankers’ Acceptances, or if a Default or an Event of Default has occurred and is continuing on such maturity date, the applicable Canadian Borrower’s obligations in respect of such Bankers’ Acceptances shall convert on such maturity date into an ABR Loan in an amount equal to the aggregate face amount of such Bankers’ Acceptances. Otherwise, the applicable Canadian Borrower shall provide payment to the Administrative Agent or Canadian Agent, as applicable, on behalf of the Canadian Facility Lenders of an amount equal to the aggregate face amount of the Bankers’ Acceptances issued by the applicable Canadian Facility Lenders on their maturity date.

(ix) Waiver of Presentment and Other Conditions. Each Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to a Canadian Facility Lender in respect of a Bankers’ Acceptance accepted and purchased by it pursuant to this Agreement which might exist solely by reason of the Bankers Acceptance being held, at the maturity thereof, by the Canadian Facility Lender in its own right and each Canadian Borrower agrees not to claim any days of grace if the Canadian Facility Lender as holder sues such Canadian Borrower on the Bankers’ Acceptance for payment of the amount payable by the Canadian Borrower thereunder. On the specified maturity date of B/A, the applicable Canadian Borrower shall pay to the Canadian Facility Lender that has accepted such B/A the full face amount of such B/A and after such payment, the applicable Canadian Borrower shall have no further liability in respect of such B/A and the Canadian Facility Lender shall be entitled to all benefits of, and be responsible for all payments due to third parties under such B/A

(x) BA Equivalent Loans by Non-BA Lenders. Whenever a Canadian Borrower requests a Revolving Credit Loan by way of Bankers’ Acceptance, each Canadian Facility Lender which is a Non-BA Lender shall, in lieu of accepting and purchasing Bankers’ Acceptances, make a BA Equivalent Loan in an equivalent aggregate amount.

(xi) Terms Applicable to Discount Notes. As set out in the definition of the Bankers’ Acceptances, that term includes Discount Notes and all terms of this Agreement applicable to Bankers’ Acceptances shall apply equally to Discount Notes evidencing BA Equivalent Loans with such changes as may in the context be necessary. For greater certainty:

(a) the term of a Discount Note shall be the same as the term for Bankers’ Acceptances accepted and purchased on the same Borrowing Date in respect of the same Revolving Credit Loan;

(b) an acceptance fee will be payable in respect of a Discount Note and shall be calculated at the same rate and in the same manner as the BA Fee in respect of a Bankers’ Acceptance accepted and purchased on the same Borrowing Date in respect of the same Revolving Credit Loan; and

(c) the interest rate applicable to a Discount Note shall be the BA Rate applicable to Bankers’ Acceptances accepted by a Canadian Facility Lender other than a Schedule I Lender on the same Borrowing Date in respect of the same Revolving Credit Loan.

Each Canadian Borrower and each applicable Non-BA Lender hereby acknowledge and agree that from time to time certain Non-BA Lenders, may elect not to receive any Discount Notes, and each Canadian Borrower and each applicable Non-BA Lender agrees that with respect to any such Non-BA Lender, in lieu of receiving Discount Notes, the applicable BA Equivalent Loan may be evidenced by a loan account which such Non-BA Lender shall maintain in its name, and in such event such loan account shall be entitled to all the benefits of Discount Notes.

(xii) Depository Bills and Notes Act (Canada). At the option of any Canadian Facility Lender, Bankers’ Acceptances under this Agreement to be accepted by that Canadian Facility Lender may be issued in the form of depository bills for deposit with The Canadian Depository for Securities Limited pursuant to the Depository Bills and Notes Act (Canada). All depository bills so issued shall be governed by the provisions of this subsection 4.6.

4.7 Inability to Determine Interest Rate. If prior to the first day of any Interest Period, the Administrative Agent or the Canadian Agent, as applicable, shall have determined (which determination shall be conclusive and binding upon each of the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate with respect to any Eurocurrency Loan (the “Affected Eurocurrency Rate”) or the BA Rate (the “Affected BA Rate”) with respect to any Bankers’ Acceptance or BA Equivalent Loans for such Interest Period, the Administrative Agent or the Canadian Agent, as applicable, shall give telecopy or telephonic notice thereof to the Borrower Representative and the Lenders as soon as practicable thereafter. If such notice is given (a) any Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans the rate of interest applicable to which is based on the Affected Eurocurrency Rate or the Affected BA Rate, as applicable, requested to be made on the first day of such Interest Period shall be made as ABR Loans, (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans the rate of interest applicable to which is based on the Affected Eurocurrency Rate or the Affected BA Rate, as applicable, shall be converted to or continued as ABR Loans, (c) as to the Swing Line Lender, as the case may be, such Lender’s cost of funding such Eurocurrency Loans or as reasonably determined by such Lender, plus the Applicable Margin hereunder and (d) any outstanding Eurocurrency Loans, Bankers’ Acceptances or, BA Equivalent Loans that were to have been converted on the first day of such Interest Period to or continued as Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans the rate of interest applicable to which is based upon the Affected Eurocurrency Rate or Affected BA Rate and that are not otherwise permitted to be converted to or continued as ABR Loans by subsection 4.2 shall, upon demand by the Lenders the Commitment Percentage of which aggregate greater than 50.0% of such U.S. Facility Revolving Credit Loan or Canadian Facility Revolving Credit ~~Loans~~Loan, as applicable, be immediately repaid by the applicable Borrower on the last day of the then current Interest Period with respect thereto together with accrued interest thereon or otherwise, at the option of the Borrower Representative, shall remain outstanding and bear interest at a rate which reflects, as to each of the Lenders, such Lender’s cost of funding such Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans as reasonably determined by such Lender, plus the Applicable Margin hereunder. If any such repayment occurs on a day which is not the last day of the then current Interest Period with respect to such affected Eurocurrency Loan, Bankers’ Acceptances or BA Equivalent Loan, the applicable Borrower shall pay to each of the Lenders such amounts, if any, as may be required pursuant to subsection 4.12. Until such notice has been withdrawn by the Administrative Agent, no further Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans the rate of interest applicable to which is based upon the Affected Eurocurrency Rate or Affected BA Rate shall be made or continued as such, nor shall any of the Borrowers have the right to convert ABR Loans to Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans the rate of interest applicable to which is based upon the Affected Eurocurrency Rate or Affected BA Rate.

4.8 Pro Rata Treatment and Payments.

(a) Each borrowing of U.S. Facility Revolving Credit Loans or Canadian Facility Revolving Credit Loans, as applicable, (other than Swing Line Loans) by any of the applicable Borrowers from the Lenders hereunder shall be made, each payment by any of the Borrowers on account of any commitment fee in respect of the U.S. Facility Revolving Commitments or Canadian Facility Revolving Commitments, as applicable, hereunder shall be allocated by the Administrative Agent or the Canadian Agent, as applicable, and any reduction of the U.S. Facility Revolving Commitments or Canadian Facility

Revolving Commitments of the Lenders, as applicable, shall be allocated by the Administrative Agent or the Canadian Agent, as applicable, in each case pro rata according to the U.S. Facility Revolving Commitment Percentage or Canadian Facility Revolving Commitment Percentage, as applicable, of the applicable Lenders; provided that the foregoing shall not apply to, or restrict, (i) the payment in full of the Revolving Credit-1 Loans on the Non-Extended Maturity Date, (ii) the payment of the commitment fee, with respect to each tranche of Revolving Credit Loans, based on the Commitment Fee Percentage applicable to such tranche or (iii) the termination or any reduction(s) solely of the Revolving Credit-1 Commitments at any time during the period commencing twelve (12) months prior to the Non-Extended Maturity Date and ending on the Non-Extended Maturity Date. Each payment (including each prepayment) by any of the applicable Borrowers on account of principal of and interest on any Term Loans, U.S. Facility Revolving Credit Loans or Canadian Facility Revolving Credit Loans, ~~as applicable~~ as applicable, shall be allocated by the Administrative Agent or the Canadian Agent, ~~as applicable,~~ as applicable, pro rata according to the respective outstanding principal amounts of such Term Loans or Revolving Credit Loans, as the case may be, then held by the relevant ~~Revolving~~ Lenders; provided that the foregoing shall not apply to, or restrict, (i) the payment in full of the Revolving Credit-1 Loans on the Non-Extended Maturity Date, (ii) the payment of the commitment fee, with respect to each tranche of Revolving Credit Loans, based on the Commitment Fee Percentage applicable to such tranche, (iii) the payment of interest or the L/C Fee, with respect to each tranche of Loans, based on the Applicable Margin applicable to such tranche or (iv) the termination or any reduction(s) solely of the Revolving Credit-1 Commitments (or payments on account of the Revolving Credit-1 Loans in connection with such termination or reduction(s) solely of the Revolving Credit-1 Commitments) at any time during the period commencing twelve (12) months prior to the Non-Extended Maturity Date and ending on the Non-Extended Maturity Date. All payments (including prepayments) to be made by any of the Borrowers hereunder, whether on account of principal, interest, fees, Reimbursement Obligations or otherwise, shall be made without set-off or counterclaim and shall be made prior to 1:00 P.M., New York City time, on the due date thereof to the Administrative Agent or the Canadian Agent, as applicable, for the account of the Lenders holding the relevant Loans or the L/C Participants, as the case may be, at the Administrative Agent’s or the Canadian Agent’s, as applicable, office specified in subsection 11.2, in Dollars or Canadian Dollars, as applicable and, whether in Dollars or Canadian Dollars, in immediately available funds. Payments received by the Administrative Agent or Canadian Agent, as applicable, after such time shall be deemed to have been received on the next Business Day. The Administrative Agent or the Canadian Agent, as applicable, shall distribute such payments to such Lenders, if any such payment is received prior to 1:00 P.M., New York City time, on a Business Day, in like funds as received prior to the end of such Business Day, and otherwise the Administrative Agent or the Canadian Agent, as applicable, shall distribute such payment to such Lenders on the next succeeding Business Day. If any payment hereunder (other than payments on the Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurocurrency Loan, Bankers’ Acceptances or BA Equivalent Loans becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. Unless the Administrative Agent or the Canadian Agent, as applicable, shall have received notice from a Borrower prior to the date on which any payment is due from such Borrower to the Administrative Agent or the Canadian Agent, as applicable, for the account of the Lenders, the Swing Line Lender or the relevant Issuing Lender hereunder that such Borrower will not make such payment, the Administrative Agent or the Canadian Agent, as applicable, may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent or the Canadian Agent, as applicable, forthwith on demand the amount so distributed to such Lender or the Issuing Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent or the Canadian Agent, as applicable, at a rate equal to the daily average Federal Funds Effective Rate or the rate customary for settlement of Canadian Dollar interbank obligations, as applicable, and as quoted by the Administrative Agent or the Canadian Agent, as the case may be.

(b) Unless the Administrative Agent or the Canadian Agent, as the case may be, shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its Revolving Commitment Percentage or Term Commitment Percentage, as the case may be, of such borrowing available to such Agent, the Administrative Agent or the Canadian Agent, as applicable, may assume that such Lender is making such amount available to the Administrative Agent or the Canadian Agent, as applicable, and the Administrative Agent or the Canadian Agent, as applicable, may, in reliance upon such assumption, make available to any Borrower in respect of such borrowing a corresponding amount. If such amount is not made available to the Administrative Agent or the Canadian Agent, as applicable, by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent or the Canadian Agent, as applicable, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate or the rate customary for settlement of Canadian Dollar interbank obligations, as applicable, and as quoted by the Administrative Agent or the Canadian Agent, as the case may be, in each case for the period until such Lender makes such amount immediately available to the Administrative Agent or the Canadian Agent, as the case may be. A certificate of the Administrative Agent or the Canadian Agent, as the case may be, submitted to any Lender with respect to any amounts owing under this subsection 4.8(b) shall be conclusive in the absence of manifest error. If such Lender’s Revolving Commitment Percentage or Term Commitment Percentage, as the case may be, of such borrowing is not made available to the Administrative Agent or the Canadian Agent, as applicable, by such Lender within three Business Days of such Borrowing Date, (x) the Administrative Agent or the Canadian Agent, as applicable, shall notify the Borrower Representative of the failure of such Lender to make such amount available to the Administrative Agent or the Canadian Agent, as applicable, and the Administrative Agent or the Canadian Agent, as applicable, shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to such Loans pursuant to subsection 4.1 on demand, from such Borrower and (y) then such Borrower may, without waiving or limiting any rights or remedies it may have against such Lender hereunder or under applicable law or otherwise, borrow a like amount on an unsecured basis from any commercial bank for a period ending on the date upon which such Lender does in fact make such borrowing available; provided that at the time such borrowing is made and at all times while such amount is outstanding such Borrower would be permitted to borrow such amount pursuant to subsection 2.1 and/or take any action permitted by the following subsection 4.8(c).

(c) Notwithstanding anything contained in this Agreement:

(i) If at any time a Revolving Lender shall not make a Revolving Credit Loan required to be made by it hereunder (any such Lender, a “Defaulting Lender”), the Borrower Representative shall have the right to seek one or more Persons reasonably satisfactory to the Administrative Agent and the Borrower Representative to each become a substitute Revolving Lender and assume all or part of the Revolving Commitment of such Defaulting Lender. In such event, the Borrower Representative, the Administrative Agent and any such substitute Revolving Lender shall execute and deliver, and such Defaulting Lender shall thereupon be deemed to have executed and delivered, an appropriately completed Assignment and Acceptance to effect such substitution.

(ii) In determining the Required Lenders, any Lender that at the time is a Defaulting Lender (and the Revolving Credit Loans and/or Revolving Commitment of such Defaulting Lender) shall be excluded and disregarded. No commitment fee shall accrue for the account of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

(iii) If at any time any Borrower shall be required to make any payment under any Loan Document to or for the account of a Defaulting Lender, then such Borrower, so long as it is then permitted to borrow Revolving Credit Loans hereunder, may set off and otherwise apply its obligation to make such payment against the obligation of such Defaulting Lender to make such Defaulted Loan. In such event, the amount so set off and otherwise applied shall be deemed to constitute a Revolving Credit Loan by such Defaulting Lender made on the date of such set-off and included within any borrowing of Revolving Credit Loans as the Administrative Agent may reasonably determine.

(iv) If, with respect to any Defaulting Lender, which for the purposes of this subsection 4.8(c)(iv), shall include any Lender that has taken any action or become the subject of any action or proceeding of a type described in subsection 9(f), any Borrower shall be required to pay any amount under any Loan Document to or for the account of such Defaulting Lender, then such Borrower, so long as it is then permitted to borrow Revolving Credit Loans hereunder, may satisfy such payment obligation by paying such amount to the Administrative Agent, or the Canadian Agent, as applicable, to be (to the extent permitted by applicable law and to the extent not utilized by the Administrative Agent or the Canadian Agent, as applicable, to satisfy obligations of the Defaulting Lender owing to it) held by the Administrative Agent or the Canadian Agent, as applicable, in escrow pursuant to its standard terms (including as to the earning of interest), and applied (together with any accrued interest) by it from time to time to make any Revolving Credit Loans or other payments as and when required to be made by such Defaulting Lender hereunder.

4.9 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain any Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans as contemplated by this Agreement (“Affected Loans”), (a) such Lender shall promptly give written notice of such circumstances to the U.S. Borrower Representative, the Canadian Borrower Representative, the Administrative Agent and the Canadian Agent (in the case of Bankers’ Acceptances or BA Equivalent Loans) (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Affected Loans, continue Affected Loans as such and convert an ABR Loan to an Affected Loan shall forthwith be cancelled and, until such time as it shall no longer be unlawful for such Lender to make or maintain such Affected Loans, such Lender shall then have a commitment only to make an ABR Loan (or a Swing Line Loan) when an Affected Loan is requested (to the extent otherwise permitted by subsection 4.2), (c) such Lender’s Loans then outstanding as Affected Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law (to the extent otherwise permitted by subsection 4.2) and (d) such Lender’s Loans then outstanding as Affected Loans, if any, not otherwise permitted to be converted to ABR Loans by subsection 4.2 (whether because such Loans are denominated in Canadian Dollars or otherwise), shall upon notice to the Parent Borrower be prepaid with accrued interest thereon on the last of the then current Interest Period with respect thereto (or such earlier date as may be required by ~~an~~any such Requirement of Law). If any such conversion or prepayment of an Affected Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the applicable Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 4.12.

4.10 Requirements of Law.

(a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender or Issuing Lender, or compliance by any Lender or Issuing Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender or such Issuing Lender becomes an Issuing Lender):

(i) shall subject such Lender or Issuing Lender to any tax of any kind whatsoever with respect to any Letter of Credit Request, any Eurocurrency Loan, Bankers’ Acceptances or any BA Equivalent Loans made or maintained by it or its obligation to make or maintain Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans, or change the basis of taxation of payments to such Lender or Issuing Lender in respect thereof, in each case except for Non-Excluded Taxes and taxes measured by or imposed upon the overall net income, or franchise taxes, or taxes measured by or imposed upon overall capital or net worth, or branch taxes (in the case of such capital, net worth or branch taxes, imposed in lieu of such net income tax), of such Lender or Issuing Lender or its applicable lending office, branch, or any affiliate thereof;

(ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender or Issuing Lender which is not otherwise included in the determination of the Eurocurrency Rate or BA Rate, as the case may be, hereunder; or

(iii) shall impose on such Lender or Issuing Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender or Issuing Lender deems to be material, of making, converting into, continuing or maintaining Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans or issuing or participating in Letters of Credit or the cost to an Issuing Lender of issuing or maintaining Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower Representative from such Lender or Issuing Lender through the Administrative Agent or the Canadian Agent, as applicable, in accordance herewith, the applicable Borrower shall promptly pay such Lender or Issuing Lender upon its demand, any additional amounts necessary to compensate such Lender or Issuing Lender for such increased cost or reduced amount receivable with respect to such Eurocurrency Loans, Bankers’ Acceptances, BA Equivalent Loans or Letters of Credit, provided that, in any such case, such Borrower may elect to convert the Eurocurrency Loans, Bankers’ Acceptances and/or BA Equivalent Loans made by such Lender hereunder to ABR Loans by giving the Administrative Agent or the Canadian Agent, as applicable, at least one Business Day’s notice of such election, in which case the applicable Borrower shall promptly pay to such Lender, upon demand, without duplication, amounts theretofore required to be paid to such Lender pursuant to this subsection 4.10(a) and such amounts, if any, as may be required pursuant to subsection 4.12. If any Lender or Issuing Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Borrower Representative, through the Administrative Agent or the Canadian Agent, as applicable, certifying (x) that one of the events described in this paragraph (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender or Issuing Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender or Issuing Lender through the Administrative Agent or the Canadian Agent, as applicable, to the Borrower

Representative shall be conclusive in the absence of manifest error. This subsection 4.10 shall survive the termination of this Agreement and the payment of the ~~Revolving Credit~~ Loans and all other amounts payable hereunder.

(b) If any Lender or Issuing Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or Issuing Lender or any corporation controlling such Lender or Issuing Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case, made subsequent to the Closing Date, does or shall have the effect of reducing the rate of return on such Lender’s, Issuing Lender’s or such corporation’s capital as a consequence of such Lender’s, Issuing Lender’s obligations or hereunder or in respect of any Letter of Credit to a level below that which such Lender, Issuing Lender, or such corporation could have achieved but for such change or compliance (taking into consideration such Lender’s, Issuing Lender’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Lender or Issuing Lender to be material, then from time to time, within ten Business Days after submission by such Lender or Issuing Lender to the Borrower Representative (with a copy to the Administrative Agent or the Canadian Agent as applicable) of a written request therefor certifying (x) that one of the events described in this paragraph (b) has occurred and describing in reasonable detail the nature of such event, (y) as to the reduction of the rate of return on capital resulting from such event and (z) as to the additional amount or amounts demanded by such Lender, Issuing Lender or corporation and a reasonably detailed explanation of the calculation thereof, the applicable Borrower shall pay to such Lender or Issuing Lender such additional amount or amounts as will compensate such Lender, Issuing Lender or corporation for such reduction. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender or Issuing Lender through the Administrative Agent or the Canadian Agent, as applicable, to the Borrower Representative shall be conclusive in the absence of manifest error. This subsection 4.10 shall survive the termination of this Agreement and the payment of the ~~Revolving Credit~~ Loans and all other amounts payable hereunder.

(c) Notwithstanding anything to the contrary in this subsection 4.10, the Parent Borrower shall not be required to pay any amount with respect to any additional cost or reduction specified in paragraph (a) or paragraph (b) above, to the extent such additional cost or reduction is attributable, directly or indirectly, to the application of, compliance with or implementation of specific capital adequacy requirements or new methods of calculating capital adequacy, including any part or “pillar” (including Pillar 2 (“Supervisory Review Process”)), of the International Convergence of Capital Measurement Standards: a Revised Framework, published by the Basel Committee on Banking Supervision in June 2004, or any implementation or adoption (whether voluntary or compulsory) thereof, whether by an EC Directive or the FSA Integrated Prudential Sourcebook or any other law or regulation, or otherwise.

4.11 Taxes.

(a) Except as provided below in this subsection or as required by law, all payments made by each of the Borrowers under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of any Taxes; provided that if any Non-Excluded Taxes are required to be withheld from any amounts payable by any such Borrower or the Administrative Agent to the Administrative Agent or any Lender hereunder or under any Notes, the amounts so payable by any such Borrower shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that each Borrower shall be entitled to deduct and withhold, and such Borrower shall not be required to indemnify for any Non-Excluded Taxes, and any such amounts payable by such Borrower or the Administrative Agent to or for the account of any Agent or Lender, shall not be increased (x) if such Agent or Lender fails to comply with the requirements of paragraphs (b) or (c) of this subsection 4.11 or subsection 4.15, (y) with respect to any Non-Excluded Taxes imposed in connection with the payment of any fees paid under this Agreement unless such Non-Excluded Taxes are imposed (1) as a result of a change in treaty, law or regulation that occurred after such Agent became an Agent hereunder or such Lender became a Lender hereunder (or, if such Agent or Lender is a non-U.S. intermediary or flow-through entity for U.S. federal income tax purposes, after the relevant beneficiary or member of such Agent or Lender became such a beneficiary or member, if later) (any such change, at such time, a “Change in Law”) or (2) on a Person that is an assignee whose assignor was entitled to receive additional amounts with respect to payments made by the Borrower, at the time such assignment was effective, as a result of Change in Law that occurred after the Closing Date and such assignee is subject to the same Change in Law with respect to payments from the Borrower, provided that in no event shall such additional amounts under this clause (2) exceed the additional amounts that the assignor was entitled to receive at the time such assignment was effective, or (z) with respect to any Non-Excluded Taxes imposed by the United States or any state or political subdivision thereof, unless such Non-Excluded Taxes are imposed (1) as a result of a Change in Law or (2) on a Person that is an assignee whose assignor was entitled to receive additional amounts with respect to payments made by a Borrower, at the time such assignment was effective, as a result of Change in Law that occurred after the Closing Date and such assignee is subject to the same Change in Law with respect to payments from a Borrower, provided that in no event shall such additional amounts under this clause (2) exceed the additional amounts that the assignor was entitled to receive at the time such assignment was effective. Whenever any Non-Excluded Taxes are payable by any Borrower, as promptly as possible thereafter such Borrower shall send to the Administrative Agent for its own account or for the account of such Lender or Agent, as the case may be, a certified copy of an original official receipt (or other documentary evidence of such payment reasonably acceptable to the Administrative Agent) received by such Borrower showing payment thereof. If any Borrower fails to pay any Non-Excluded Taxes when due to the appropriate Governmental Authority in accordance with applicable law or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, such Borrower shall indemnify the Administrative Agent, the Lenders and the Agents for any incremental Taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection 4.11 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

(b) Each Agent and each Lender that is a “United States person” (within the meaning of Section 7701(a)(30) of the Code) shall deliver to the Borrower Representative and the Administrative Agent on or prior to the Closing Date or, in the case of an Agent or Lender that is an assignee or transferee of an interest under this Agreement pursuant to subsection 11.6, on the date of such assignment or transfer to such Agent or Lender, two accurate and complete original signed copies of Internal Revenue Service Form W-9 (or successor form), in each case certifying that such Agent or Lender is a “United States person” (within the meaning of Section 7701(a)(30) of the Code) and to such Agent’s or Lender’s entitlement as of such date to a complete exemption from United States federal backup withholding Tax with respect to payments to be made under this Agreement and under any Note. Each Agent and each Lender that is not a “United States person” (within the meaning of Section 7701(a)(30) of the Code) shall deliver to the Borrower Representative and the Administrative Agent on or prior to the Closing Date or, in the case of an Agent or Lender that is an assignee or transferee of an interest under this Agreement pursuant to subsection 11.6, on the date of such assignment or transfer to such Agent or Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (claiming the benefits of an income tax treaty) (or successor forms), in each case certifying to such Agent’s or Lender’s entitlement as of such date to a complete exemption from United States federal withholding tax with respect to payments to be made under this Agreement and under any Note, (ii) if such Agent or Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (claiming the benefits of an income tax treaty) (or successor form) pursuant to clause (i) above, (x) two certificates substantially in the form of Exhibit J (any such certificate, a “U.S. Tax Compliance Certificate”) and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (claiming the benefits of the portfolio interest exemption) (or successor form) certifying to such Agent’s or Lender’s entitlement as of such date to a complete exemption from United States federal withholding tax with respect to payments of interest to be made under this Agreement and under any Note or (iii) if such Agent or Lender is a non-U.S. intermediary or flow-through entity for U.S. federal income tax purposes, two accurate and complete signed copies of Internal Revenue Service Form W-8IMY (and all necessary attachments, including to the extent applicable, U.S. Tax Compliance Certificates) certifying to such Agent’s or Lender’s entitlement as of such date to a complete exemption from United States federal withholding tax with respect to payments to be made under this Agreement and under any Note (or, to the extent the beneficial owners of such non-U.S. intermediary or flow through entity are (A) non-U.S. persons claiming portfolio interest treatment, a complete exemption from United States withholding tax with respect to interest payments or (B) United States persons, a complete exemption from United States federal backup withholding tax), unless, in each case, such Person is an assignee whose assignor was entitled to receive additional amounts with respect to payments made by the Borrower, at the time such assignment was effective, as a result of Change in Law that occurred after the Closing Date and such assignee is subject to the same Change in Law with respect to payments from the Borrower, provided that in no event shall such additional amounts exceed the additional amounts that the assignor was entitled to receive at the time such assignment was effective. In addition, each Agent and Lender agrees that from time to time after the Closing Date, when the passage of time or a change in circumstances renders the previous certification obsolete or inaccurate, such Agent or Lender shall deliver to the Borrower Representative and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-9, Internal Revenue Service Form W-8ECI, Form W-8BEN (claiming the benefits of an income tax treaty), or Form W-8BEN (claiming the benefits of the portfolio interest exemption) and a U.S. Tax Compliance Certificate, or Form W-8IMY (with respect to a non-U.S. intermediary or flow-through entity), as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Agent or Lender to a continued exemption from United States federal withholding tax with respect to payments under this Agreement and any Note (or, to the extent the beneficial owners of such non-U.S. intermediary or flow through entity are (A) non-U.S. persons claiming portfolio interest treatment, a complete exemption from United States withholding tax with respect to interest payments or (B) United States persons, a complete exemption from United States federal backup withholding tax), unless, in each case) (1) there has been a Change in Law that occurs after the date such Agent or Lender becomes an Agent or Lender hereunder (or after the date the relevant beneficiary or member in the case of a Lender that is a non-U.S. intermediary or flow through entity for U.S. federal income tax purposes becomes a beneficiary or member, if later) which renders all such forms inapplicable or which would prevent such Agent or Lender from duly completing and delivering any such form with respect to it, in which case such Agent or Lender shall promptly notify the Borrower Representative and the Administrative Agent of its inability to deliver any such form or (2) such Person is an assignee whose assignor was entitled to receive additional amounts with respect to payments made by a Borrower, at the time such assignment was effective, as a result of Change in Law that occurred after the Closing Date and such assignee is subject to the same Change in Law with respect to payments from a Borrower, provided that in no event shall such additional amounts under this clause (2) exceed the additional amounts that the assignor was entitled to receive at the time such assignment was effective.

(c) Each Agent and Lender shall, upon request by the Borrower Representative, deliver to the Borrower Representative or the applicable Governmental Authority, as the case may be, any form or certificate required in order that any payment by any Borrower under this Agreement or any Note to such Agent or Lender may be made free and clear of, and without deduction or withholding for or on account of any Non-Excluded Taxes (or to allow any such deduction or withholding to be at a reduced rate), provided that such Agent or Lender is legally entitled to complete, execute and deliver such form or certificate. Each Person that shall become a Lender or a Participant pursuant to subsection 11.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements pursuant to this subsection 4.11, provided that in the case of a Participant the obligations of such Participant pursuant to paragraph (b) or (c) of this subsection 4.11 shall be determined as if such Participant were a Lender except that such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

4.12 Indemnity. Each U.S. Borrower agrees to indemnify each U.S. Facility Revolving Lender and each Term Loan Lender in respect of Extensions of Credit made, or requested to be made, to the U.S. Borrowers, and each Canadian Borrower agrees to indemnify each Canadian Facility Lender in respect of Extensions of Credit made, or requested to be made, to the Canadian Borrowers , and in each case, to hold each such Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender’s gross negligence or willful misconduct) as a consequence of (a) default by such Borrower in making a borrowing of, conversion into or continuation of Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans after the Borrower Representative has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by such Borrower in making any prepayment or conversion of Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans after the Borrower Representative has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a payment or prepayment of Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans or the conversion of Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or converted, or not so borrowed, converted or continued, for the period from the date of such prepayment or conversion or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurocurrency Loans, Bankers’ Acceptances or BA Equivalent Loans, as applicable, provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurocurrency market. If any Lender becomes entitled to claim any amounts under the indemnity contained in this subsection 4.12, it shall provide prompt notice thereof to the Borrower Representative, through the Administrative Agent or the Canadian Agent, as applicable, certifying (x) that one of the events described in clause (a), (b) or (c) has occurred and describing in reasonable detail the nature of such event, (y) as to the loss or expense sustained or incurred by such Lender as a consequence thereof and (z) as to the amount for which such Lender seeks indemnification hereunder and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any indemnification pursuant to this subsection submitted by such Lender, through the Administrative Agent or the Canadian Agent, as applicable, to the Borrower Representative shall be conclusive in the absence of manifest error. This subsection 4.12 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

4.13 Certain Rules Relating to the Payment of Additional Amounts.

(a) Upon the request, and at the expense, of the applicable Borrower, each Agent, Lender and Issuing Lender to which any Borrower is required to pay any additional amount pursuant to subsection 4.10 or 4.11, and any Participant in respect of whose participation such payment is required, shall reasonably afford such Borrower the opportunity to contest, and reasonably cooperate with such Borrower in contesting, the imposition of any Non-Excluded Tax giving rise to such payment; provided that (i) such Agent, Lender or Issuing Lender shall not be required to afford such Borrower the opportunity to so contest unless such Borrower shall have confirmed in writing to such Agent, Lender or Issuing Lender its obligation to pay such amounts pursuant to this Agreement and (ii) such Borrower shall reimburse such Agent, Lender or Issuing Lender for its reasonable attorneys’ and accountants’ fees and disbursements incurred in so cooperating with such Borrower in contesting the imposition of such Non-Excluded Tax; provided, however, that notwithstanding the foregoing no Agent, Lender or Issuing Lender shall be required to afford such Borrower the opportunity to contest, or cooperate with such Borrower in contesting, the imposition of any Non-Excluded Taxes, if such Agent, Lender or Issuing Lender in its sole discretion in good faith determines that to do so would have an adverse effect on it.

(b) If a Lender or Issuing Lender changes its applicable lending office (other than (i) pursuant to paragraph (c) below or (ii) after an Event of Default under subsection 9(a) or (f) has occurred and is continuing) and the effect of such change, as of the date of such change, would be to cause any Borrower to become obligated to pay any additional amount under subsection 4.10 or 4.11, such Borrower shall not be obligated to pay such additional amount.

(c) If a condition or an event occurs which would, or would upon the passage of time or giving of notice, result in the payment of any additional amount to any Lender or Issuing Lender by any Borrower pursuant to subsection 4.10 or 4.11, such Lender or Issuing Lender shall promptly after becoming aware of such event or condition notify the Borrower Representative and the Administrative Agent and shall take such steps as may reasonably be available to it to mitigate the effects of such condition or event (which shall include efforts to rebook the Loans or issued, Letters of Credit, as the case may be, held by such Lender or Issuing Lender at another lending office, or through another branch or an affiliate, of such Lender or Issuing Lender); provided that such Lender or Issuing Lender shall not be required to take any step that, in its reasonable judgment, would be materially disadvantageous to its business or operations or would require it to incur additional costs (unless such Borrower agrees to reimburse such Lender or Issuing Lender for the reasonable incremental out-of-pocket costs thereof).

(d) If any of the Borrowers shall become obligated to pay additional amounts pursuant to subsection 4.10 or 4.11 and any affected Lender shall not have promptly taken steps necessary to avoid the need for payments under subsection 4.10 or 4.11, the applicable Borrower shall have the right, for so long as such obligation remains, (i) with the assistance of the Administrative Agent or the Canadian Agent, as applicable, to seek one or more substitute Lenders reasonably satisfactory to the Administrative Agent or the Canadian Agent, as applicable, and such Borrower to purchase the affected Loan, in whole or in part, at an aggregate price no less than such Loan’s principal amount plus accrued interest, and assume the affected obligations under this Agreement, or (ii) so long as no Default or Event of Default then exists or will exist immediately after giving effect to the respective prepayment, upon at least four Business Days’ irrevocable notice to the Administrative Agent or the Canadian Agent, as applicable, to prepay the affected Loan, in whole or in part, subject to subsection 4.12, without premium or penalty. In the case of the substitution of a Lender, then, the Parent Borrower, any other applicable Borrower, the Administrative Agent, the affected Lender, and any substitute Lender shall execute and deliver an appropriately completed Assignment and Acceptance pursuant to subsection 11.6(b) to effect the assignment of rights to, and the assumption of obligations by, the substitute Lender; provided that any fees required to be paid by subsection 11.6(b) in connection with such assignment shall be paid by the Parent Borrower or the substitute Lender. In the case of a prepayment of an affected Loan, the amount specified in the notice shall be due and payable on the date specified therein, together with any accrued interest to such date on the amount prepaid. In the case of each of the substitution of a Lender and of the prepayment of an affected Loan, the applicable Borrower shall first pay the affected Lender any additional amounts owing under subsections 4.10 and 4.11 (as well as any commitment fees and other amounts then due and owing to such Lender, including any amounts under subsection 4.13) prior to such substitution or prepayment.

(e) If any Agent, Lender or any Issuing Lender receives a refund directly attributable to taxes for which any Borrower has made additional payments pursuant to subsection 4.10(a) or 4.11(a), such Agent, such Lender or such Issuing Lender, as the case may be, shall promptly pay such refund

(together with any interest with respect thereto received from the relevant taxing authority, but net of any reasonable cost incurred in connection therewith) to such Borrower; provided, however, that the applicable Borrower agrees promptly to return such refund (together with any interest with respect thereto due to the relevant taxing authority) (free of all Non-Excluded Taxes) to such Agent, Issuing Lender or the applicable Lender, as the case may be, upon receipt of a notice that such refund is required to be repaid to the relevant taxing authority.

(f) The obligations of any Agent, Lender, Issuing Lender or Participant under this subsection 4.13 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

4.14 Controls on Prepayment if Aggregate Outstanding Revolving Credit Exceeds Aggregate Revolving Commitments.

(a) The Borrower Representatives will implement and maintain internal controls to monitor the borrowings and repayments of Loans by the Borrowers and the issuance of and drawings under Letters of Credit, with the object of preventing any request for an Extension of Credit that would result in the Aggregate Outstanding Revolving Credit with respect to all of the Lenders (including the Swing Line Lender) being in excess of the aggregate Revolving Commitments then in effect and of promptly identifying any circumstance where, by reason of changes in exchange rates, the Aggregate Outstanding Revolving Credit with respect to all of the Revolving Lenders (including the Swing Line Lender) exceeds the aggregate Revolving Commitments then in effect.

(b) The Administrative Agent will calculate each Canadian Facility Lender Exposure and U.S. Facility Revolving Lender Exposure from time to time, and in any event not less frequently than once during each calendar month. In making such calculations, the Administrative Agent will rely on the information most recently received by it from the Swing Line Lender in respect of outstanding Swing Line Loans and from the Issuing Lenders in respect of outstanding L/C Obligations.

4.15 Canadian Facility Lenders.

(a) The Canadian Agent, the Canadian Collateral Agent and any Lender that holds any commitment or makes or holds any Extension of Credit to a Canadian Borrower (such Lender, a “Canadian Extender of Credit”) will at all times be a Canadian Resident. To the extent legally entitled to do so, the Canadian Agent, the Canadian Collateral Agent and each Canadian Extender of Credit shall, upon written request by the Canadian Borrower Representative, deliver to it or the applicable governmental or taxing authority, any form or certificate required in order that any payment by a Canadian Borrower under this Agreement or any Notes to, or for the account of, such Person may be made free and clear of, and without deduction or withholding for or on account of, any Non-Excluded Taxes, provided that in determining the reasonableness of such a request such Person shall be entitled to consider the cost (to the extent unreimbursed by a Borrower) which would be imposed on such Person of complying with such request.

(b) A Canadian Facility Lender may change its Affiliates acting as Canadian Facility Lender hereunder but only pursuant to an assignment in form and substance reasonably satisfactory to the Administrative Agent and the Canadian Agent (with the consent of the Administrative Agent and the Canadian Borrowers), where the respective assignee represents and warrants that it is an Affiliate of the respective Canadian Facility Lender and represents and warrants that it is a Canadian Resident and will act directly as a Canadian Facility Lender with respect to the Canadian Facility Revolving Commitment of the respective Canadian Facility Lender.

4.16 Cash Receipts.

(a) Schedule 4.16(a) lists with respect to each depository where a DDA is located (i) the name and address of such depository; (ii) the account number(s) maintained with such depository; and (iii) a contact person at such depository.

(b) Each Loan Party that is a U.S. Borrower or U.S. Subsidiary Guarantor shall (i) enter into concentration account control agreements (the “Concentration Account Agreements”) covering accounts maintained by the Borrower at JPMorgan, SunTrust Banks, Inc., Wells Fargo & Company, Bank of America, N.A. and/or Wachovia Bank (or such other banks that are reasonably acceptable to the Administrative Agent) (the “Concentration Accounts”), in form reasonably satisfactory to the Administrative Agent, with JPMorgan, SunTrust Banks, Inc., Wells Fargo & Company, Bank of America, N.A. and/or Wachovia Bank (or such other banks that are reasonably acceptable to the Administrative Agent) and (ii) either (A) instruct all Account Debtors of such Loan Party that remit payments of Accounts of such Account Debtors regularly by check pursuant to arrangements with such Loan Party to remit all such payments to the applicable “P.O. Boxes” or “Lockbox Addresses” with respect to the applicable DDA or Concentration Account, which remittances shall be collected by the applicable bank and deposited in the applicable DDA or Concentration Account, to be swept within 1 Business Day of becoming available to a Concentration Account, (B) cause the checks of any such Account Debtor in payment of any Account to be deposited in the applicable DDA or Concentration Account within two Business Days after such check is received by such Loan Party, to be swept within 1 Business Day of becoming available to a Concentration Account or (C) cause amounts constituting payments on Accounts that are deposited in other accounts (including any accounts where they are commingled with other funds), to the extent that the balance in any such other account exceeds $25,000, to be swept within 1 Business Day of becoming available to a Concentration Account; provided that the aggregate balance of all such other accounts that are not Concentration Accounts and are not so swept shall at no time exceed, when taken together with the accounts referred to in the proviso in subsection 4.16(c)(ii)(C) below, $1,000,000. All amounts received by a U.S. Borrower or a U.S. Subsidiary Guarantor in respect of any Account, in addition to all other cash received from any other source, shall upon receipt of such amount or cash (other than any such amount or cash excluded from the Collateral pursuant to any Security Document) be deposited into a DDA or Concentration Account, to be swept within 1 Business Day of becoming available to a Concentration Account. Each Loan Party agrees that it will not cause proceeds of such DDAs to be directed other than as set forth in this clause (b)(ii), unless such proceeds are swept within 1 Business Day of becoming available to a Concentration Account.

(c) Each Canadian Loan Party shall (i) enter into concentration account control agreements (the “Canadian Concentration Account Agreements”) covering accounts maintained by the Parent Borrower (or a Canadian Borrower designated by the Parent Borrower) at Scotiabank, Bank of Montreal and/or The Toronto-Dominion Bank (or such other banks that are reasonably acceptable to the Canadian Agent) (the “Canadian Concentration Accounts”), in form reasonably satisfactory to the Canadian Agent, with Scotiabank, Bank of Montreal and/or The Toronto-Dominion Bank (or such other banks that are reasonably acceptable to the Canadian Agent), and (ii) either (A) instruct all Account Debtors of such Canadian Loan Party that remit payments of Accounts of such Account Debtors regularly by check pursuant to arrangements with such Canadian Loan Party to remit all such payments to the applicable “P.O. Boxes” or “Lockbox Addresses” with respect to the applicable DDA or Canadian Concentration Account, which remittances shall be collected by the applicable bank and deposited in the applicable DDA or Canadian Concentration Account, to be swept within 1 Business Day of becoming available to a Canadian Concentration Account, (B) cause the checks of any such Account Debtor in payment of any Account to be deposited in the applicable DDA or Canadian Concentration Account within two Business Days after such check is received by such Canadian Loan Party, to be swept within 1 Business Day of becoming available to a Canadian Concentration Account or (C) cause amounts constituting payments on Accounts that are deposited in other accounts (including any accounts where they are commingled with other funds), to the extent that the balance in any such other account exceeds $25,000, to be swept within 1 Business Day of becoming available to a Canadian Concentration Account; provided that the aggregate balance of all such other accounts that are not Canadian Concentration Accounts and are not so swept shall at no time exceed, when taken together with the accounts referred to in the proviso in subsection 4.16(b)(ii)(C) above, $1,000,000. All amounts received by a Canadian Loan Party in respect of any Account, in addition to all other cash received from any other source, shall upon receipt of such amount or cash (other than any such amount or cash excluded from the Collateral pursuant to any Security Document) be deposited into a DDA or Canadian Concentration Account, to be swept within 1 Business Day of becoming available to a Canadian Concentration Account. Each Loan Party agrees that it will not cause proceeds of such DDAs to be directed other than as set forth in this clause (c)(ii), unless such proceeds are swept within 1 Business Day of becoming available to a Canadian Concentration Account.

(d) [Reserved]

(e) The Concentration Accounts shall at all times upon the occurrence and during the continuance of an Event of Default of the type described in subsection 9(a), or with respect to the Parent Borrower, subsection 9(f), or a Liquidity Event be under the sole dominion and control of the Administrative Agent. Each Loan Party hereby acknowledges and agrees that upon the occurrence and during the continuance of an Event of Default of the type described in subsection 9(a), or with respect to the Parent Borrower, subsection 9(f), or a Liquidity Event (x) such Loan Party has no right of withdrawal from a Concentration Account, (y) the funds on deposit in a Concentration Account shall at all times continue to be collateral security for all of the obligations of the Loan Parties hereunder and under the other Loan Documents, and (z) the funds on deposit in a Concentration Account shall be applied as provided in subsection 10.17. In the event that, notwithstanding the provisions of this subsection 4.16, any Loan Party receives or otherwise has dominion and control of any cash proceeds or collections of Inventory constituting Collateral (which proceeds constitute Collateral) required to be transferred to a Concentration Account pursuant to subsection 4.16(b), such proceeds and collections shall be held in trust by such Loan Party for the Administrative Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and shall promptly be deposited into a Concentration Account or dealt with in such other fashion as such Loan Party may be instructed by the Administrative Agent.

(f) The Canadian Concentration Account shall at all times upon the occurrence and during the continuance of an Event of Default of the type described in subsection 9(a), or with respect to the Parent Borrower, subsection 9(f), or a Liquidity Event be under the sole dominion and control of the Canadian Agent. Each Canadian Loan Party hereby acknowledges and agrees that upon the occurrence and during the continuance of an Event of Default of the type described in subsection 9(a), or with respect to the Parent Borrower, subsection 9(f), or a Liquidity Event (x) such Canadian Loan Party has no right of withdrawal from a Canadian Concentration Account, (y) the funds on deposit in a Canadian Concentration Account shall at all times continue to be collateral security for all of the obligations of the Canadian Loan Parties hereunder and under the other Loan Documents, and (z) the funds on deposit in the Canadian Concentration Accounts shall be applied as provided in subsection 10.17. In the event that, notwithstanding the provisions of this subsection 4.16, any Canadian Loan Party receives or otherwise has dominion and control of any cash proceeds or collections of Inventory constituting Collateral (which proceeds constitute Collateral) required to be transferred to a Canadian Concentration Account pursuant to subsection 4.16(c), such proceeds and collections shall be held in trust by such Canadian Loan Party for the Canadian Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Canadian Loan Party and shall promptly be deposited in a Canadian Concentration

Account or dealt with in such other fashion as such Canadian Loan Party may be instructed by the Canadian Agent.

(g) So long as (i) no Event of Default of the type described in subsection (9)(a), or with respect to the Parent Borrower, subsection (9)(f), has occurred and is continuing, and (ii) no Liquidity Event has occurred and is continuing, the Loan Parties may direct, and shall have sole control over, the manner of disposition of funds in the DDAs, the Concentration Accounts and the Canadian Concentration Accounts.

(h) Any amounts held or received in a Concentration Account or a Canadian Concentration Account (including all interest and other earnings with respect hereto, if any) at any time (x) when all of the obligations hereunder and under the other Loan Documents have been satisfied or (y) no Events of Default of the type described in subsection 9(a), or with respect to the Parent Borrower, subsection 9(f), and no Liquidity Event exists or any such Events of Default have been cured, or Liquidity Event ceases to exist, shall (subject in the case of clause (x) to the provisions of the Intercreditor Agreement) be remitted to the operating account of the applicable Borrower.

(i) Notwithstanding anything herein to the contrary, the Loan Parties shall be deemed to be in compliance with the requirements set forth in this subsection 4.16 during the initial ninety (90) day period commencing on the Closing Date to the extent that the arrangements described above are established and effective not later than the date that is ninety (90) days following the Closing Date or such later date as the Administrative Agent, in its sole discretion, may agree.

SECTION 5 REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent the Issuing Lender and each Lender to make the Extensions of Credit requested to be made by it on the Closing Date and on each Borrowing Date thereafter, the Parent Borrower hereby represents and warrants, on the Closing Date, after giving effect to the Transactions, and on each Borrowing Date thereafter, to the Administrative Agent and each Lender that:

5.1 Financial Condition. The audited combined balance sheets of the Acquired Business and its combined Subsidiaries as of January 29, 2006 and January 28, 2007 and the combined statements of earnings, stockholders’ equity and comprehensive income and cash flows of the Acquired Business and its combined Subsidiaries for the fiscal years ended January 29, 2006 and January 28, 2007, reported on by and accompanied by unqualified reports from KPMG LLP, present fairly, in all material respects, the combined financial condition as at such date, and the combined results of operations and earnings, stockholders’ equity and comprehensive income and cash flows for the respective fiscal years then ended, of the Acquired Business and its combined Subsidiaries. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby (except as approved by a Responsible Officer of the Acquired Business, and disclosed in any such schedules and notes, and subject to the omission of footnotes from such unaudited financial statements).

5.2 Solvent; No Material Adverse Effect.

(a) As of the Closing Date, after giving effect to the consummation of the Transactions occurring on the Closing Date, the Parent Borrower is Solvent.

(b) Since the Closing Date, there has not been any event, change, circumstance or development which, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect.

5.3 Corporate Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has the corporate or other organizational power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a foreign corporation or a limited liability company or an unlimited company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

5.4 Corporate Power; Authorization; Enforceable Obligations. Each Loan Party has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of each Borrower, to obtain Extensions of Credit hereunder, and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Loan Documents, Notes and Letter of Credit Requests to which it is a party and, in the case of each Borrower, to authorize the Extensions of Credit to it, if any, on the terms and conditions of this Agreement, and any Notes. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of the Loan Documents to which it is a party or, in the case of each Borrower, with the Extensions of Credit to it, if any, hereunder, except for (a) consents, authorizations, notices and filings described in Schedule 5.4, all of which have been obtained or made prior to or on the Closing Date, (b) filings to perfect the Liens created by the Security Documents, (c) filings pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq.), in respect of Accounts of the Parent Borrower and its Restricted Subsidiaries the Obligor in respect of which is the United States of America or any department, agency or instrumentality thereof, (d) filings pursuant to the Financial Administration Act (Canada) in respect of accounts of the Parent Borrower and its Subsidiaries the Obligor in respect of which is Her Majesty the Queen in the right of Canada or any department, agency or instrumentality thereof and (e) consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Agreement has been duly executed and delivered by each Borrower, and each other Loan Document to which any Loan Party is a party will be duly executed and delivered on behalf of such Loan Party. This Agreement constitutes a legal, valid and binding obligation of each Borrower and each other Loan Document to which any Loan Party is a party when executed and delivered will constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5.5 No Legal Bar. The execution, delivery and performance of the Loan Documents by any of the Loan Parties, the Extensions of Credit hereunder and the use of the proceeds thereof (a) will not violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect and (b) will not result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

5.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Parent Borrower,

threatened by or against the Parent Borrower or any of its Restricted Subsidiaries or against any of their respective properties or revenues, (a) except as described on Schedule 5.6, which is so pending or threatened at any time on or prior to the Closing Date and relates to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) which would be reasonably expected to have a Material Adverse Effect.

5.7 No Default. Since the Closing Date, neither the Parent Borrower nor any of its Restricted Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which would be reasonably expected to have a Material Adverse Effect. Since the Closing Date, no Default or Event of Default has occurred and is continuing.

5.8 Ownership of Property; Liens. Each of the Parent Borrower and its Restricted Subsidiaries has good title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, except where the failure to have such title would not reasonably be expected to have a Material Adverse Effect. The Mortgaged Properties as listed on Schedule 5.8 together constitute all the material real properties owned in fee by the Loan Parties as of the Closing Date.

5.9 Intellectual Property. The Parent Borrower and each of its Restricted Subsidiaries owns, or has the legal right to use, all United States patents, patent applications, trademarks, trademark applications, trade names, copyrights, technology, know-how and processes necessary for each of them to conduct its business substantially as currently conducted (the “Intellectual Property”) except for those the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect.

5.10 Taxes. To the knowledge of the Parent Borrower, each of the Parent Borrower and its Restricted Subsidiaries has filed or caused to be filed all United States and Canadian federal income tax returns and all other material tax returns that are required to be filed by it and has paid (a) all taxes shown to be due and payable on such returns and (b) all taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property, including the Mortgaged Properties, and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority and no tax Lien has been filed, and no claim is being asserted, with respect to any such tax, fee or other charge (other than, for purposes of this subsection 5.10, any (i) taxes, fees, other charges or Liens with respect to which the failure to pay, or the existence thereof, in the aggregate, would not have a Material Adverse Effect or (ii) taxes, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which reserves in conformity with GAAP have been provided on the books of Holding, the Parent Borrower or one or more of its Restricted Subsidiaries, as the case may be).

5.11 Federal Regulations. No part of the proceeds of any Extensions of Credit will be used for any purpose that violates the provisions of the Regulations of the Board, including Regulation T, Regulation U or Regulation X.

5.12 ERISA.

(a) During the five year period prior to each date as of which this representation is made, or deemed made, with respect to any Plan (or, with respect to (vi) or (viii) below, as of the date such representation is made or deemed made), none of the following events or conditions, either individually or in the aggregate, has resulted or is reasonably likely to result in a Material Adverse Effect: (i) a Reportable Event; (ii) an “accumulated funding deficiency” (within the meaning of Section 412 of the Code or Section 302 of ERISA); (iii) any noncompliance with the applicable provisions of ERISA or the Code; (iv) a termination of a Single Employer Plan (other than a standard termination pursuant to Section 4041(b) of ERISA); (v) a Lien on the property of the Parent Borrower or its Restricted Subsidiaries in favor of the PBGC or a Plan; (vi) any Underfunding with respect to any Single Employer Plan; (vii) a complete or partial withdrawal from any Multiemployer Plan by the Parent Borrower or any Commonly Controlled Entity; (viii) any liability of the Parent Borrower or any Commonly Controlled Entity under ERISA if the Parent Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the annual valuation date most closely preceding the date on which this representation is made or deemed made; (ix) the Reorganization or Insolvency of any Multiemployer Plan; or (x) any transactions that resulted or could reasonably be expected to result in any liability to the Parent Borrower or any Commonly Controlled Entity under Section 4069 of ERISA or Section 4212(c) of ERISA; provided that the representation made in clauses (ii) and (ix) of this subsection 5.12(a) with respect to a Multiemployer Plan is based on knowledge of the Parent Borrower.

(b) With respect to any Foreign Plan, none of the following events or conditions exists and is continuing that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect: (i) substantial non-compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders; (ii) failure to be maintained, where required, in good standing with applicable regulatory authorities; (iii) any obligation of the Parent Borrower or its Restricted Subsidiaries in connection with the termination or partial termination of, or withdrawal from, any Foreign Plan; (iv) any Lien on the property of the Parent Borrower or its Restricted Subsidiaries in favor of a Governmental Authority as a result of any action or inaction regarding a Foreign Plan; (v) for each Foreign Plan that is a funded or insured plan, failure to be funded or insured on an ongoing basis to the extent required by applicable non-U.S. law (using actuarial methods and assumptions which are consistent with the valuations last filed with the applicable Governmental Authorities); (vi) any facts that, to the best knowledge of the Parent Borrower or any of its Restricted Subsidiaries, exist that would reasonably be expected to give rise to a dispute and any pending or threatened disputes that, to the best knowledge of the Parent Borrower or any of its Restricted Subsidiaries, would reasonably be expected to result in a material liability to the Parent Borrower or any of its Restricted Subsidiaries concerning the assets of any Foreign Plan (other than individual claims for the payment of benefits); and (vii) failure to make all contributions in a timely manner to the extent required by applicable non-U.S. law.

5.13 Collateral.

(a) Upon execution and delivery thereof by the parties thereto, the Guarantee and Collateral Agreement, the Holding Pledge Agreement and the Mortgages will be effective to create (to the extent described therein) in favor of the U.S. ABL Collateral Agent for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein, except as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. When (i) the actions specified in Schedule 3 to the Guarantee and Collateral Agreement have been duly taken, (ii) all applicable Instruments, Chattel Paper and Documents (each as described therein) a security interest in which is perfected by possession have been delivered to, and/or are in the continued possession of, the U.S. ABL Collateral Agent, (iii) all Electronic Chattel Paper and Pledged Stock (each as defined in the Guarantee and Collateral Agreement) a security interest in which is required to be or is perfected by “control” (as described in the UCC) are under the “control” of the U.S. ABL Collateral Agent or the Administrative Agent, as agent for the U.S. ABL Collateral Agent and as directed by the U.S. ABL Collateral Agent, and (iv) the Mortgages have been duly recorded, the security interests granted pursuant thereto shall constitute (to the extent described therein) a perfected security interest in, all right, title and interest of each pledgor or mortgagor (as applicable) party thereto in the Collateral described therein. Notwithstanding any other provision of this Agreement, capitalized terms that are used in this subsection 5.13 and not defined in this Agreement are so used as defined in the applicable Security Document.

(b) Upon execution and delivery thereof by the parties thereto, the Canadian Security Documents will be effective to create (to the extent described therein) in favor of the Canadian Collateral Agent, for the ratable benefit of the Canadian Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein, except as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or a law) and an implied covenant of good faith and fair dealing. When the actions specified in Schedule 3 to the Canadian Guarantee and Collateral Agreement have been duly taken the security interests granted pursuant thereto shall constitute (to the extent described therein) a perfected security interest in, all right, title and interest of each pledgor party thereto in the Collateral described therein with respect to such pledgor.

5.14 Investment Company Act. None of the Borrowers is an “investment company” within the meaning of the Investment Company Act.

5.15 Subsidiaries. Schedule 5.15 sets forth all the Subsidiaries of the Parent Borrower at the Closing Date (after giving effect to the Transactions), the jurisdiction of their organization and the direct or indirect ownership interest of the Parent Borrower therein.

5.16 Purpose of Loans. The proceeds of Revolving Credit Loans and Swing Line Loans shall be used by the Borrowers (a) on the Closing Date, to finance, in part, the Acquisition and the other Transactions and to pay certain transaction fees and expenses related to the Transactions; provided that no more than the amount set forth in the funds flow memo for the Transactions as being drawn hereunder may be drawn on the Closing Date hereunder and (b) thereafter for general corporate purposes.

5.17 Environmental Matters. Other than as disclosed on Schedule 5.17 or exceptions to any of the following that would not, individually or in the aggregate, reasonably be expected to give rise to a Material Adverse Effect:

(a) the Parent Borrower and its Restricted Subsidiaries are in compliance with all Environmental Laws and Environmental Permits and all such permits are in full force and effect;

(b) Materials of Environmental Concern are not present at, and have not been Released at, under or from any real property or facility presently or formerly owned, leased or operated by the Parent Borrower or any of its Restricted Subsidiaries or at any other location, in a manner or amount which could reasonably be expected to result in violation of any applicable Environmental Law or give rise to liability or other Environmental Costs of the Parent Borrower or any of its Restricted Subsidiaries under any applicable Environmental Law;

(c) there is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under any Environmental Law to which the Parent Borrower or any of its Restricted Subsidiaries, or to the knowledge of the Parent Borrower or any of its Restricted Subsidiaries is reasonably likely to be, named as a party that is pending or, to the knowledge of the Parent Borrower or any of its Restricted Subsidiaries, threatened;

(d) neither the Parent Borrower nor any of its Restricted Subsidiaries is conducting or financing any investigation, removal, remedial or other corrective action pursuant to any Environmental Law;

(e) neither the Parent Borrower nor any of its Restricted Subsidiaries has treated, stored, used, handled, transported, Released, disposed or arranged for disposal or transport for disposal or treatment of Materials of Environmental Concern at, on, under or from any currently or formerly owned, operated or leased real property; and

(f) neither the Parent Borrower nor any of its Restricted Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum, relating to compliance with or liability under any Environmental Law.

5.18 Eligible Accounts. As of the date of any Borrowing Base Certificate, all Accounts included in the calculation of Eligible Accounts on such Borrowing Base Certificate satisfy all requirements of an “Eligible Account” hereunder.

5.19 Eligible Inventory. As of the date of any Borrowing Base Certificate, all Inventory included in the calculation of Eligible Inventory on such Borrowing Base Certificate satisfy all requirements of an “Eligible Inventory” hereunder.

5.20 No Material Misstatements. The written factual information, reports, financial statements, exhibits and schedules furnished by or on behalf of the Parent Borrower to the Administrative Agent, the Other Representatives and the Lenders in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, taken as a whole, did not contain as of the Closing Date any material misstatement of fact and did not omit to state as of the Closing Date any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading in their presentation of the Parent Borrower and its Restricted Subsidiaries taken as a whole. It is understood that (a) no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based, contained in any such information, reports, financial statements, exhibits or schedules, except that as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (i) such forecasts, estimates, pro forma information, projections and statements were based on the good faith assumptions of the management of the Parent Borrower and (ii) such assumptions were believed by such management to be reasonable and (b) such forecasts, estimates, pro forma information and statements, and the assumptions on which they were based, may or may not prove to be correct.

SECTION 6 CONDITIONS PRECEDENT.

6.1 Conditions to Effectiveness and Initial Extension of Credit. This Agreement, including the agreement of each Lender to make the initial Extension of Credit requested to be made by it and each Issuing Lender to issue Letters of Credit, shall become effective on the date on which the following conditions precedent shall have been satisfied or waived; provided, however, that upon the satisfaction or waiver of the conditions (other than those set forth in clause (c)) set forth in this subsection 6.1, to the extent provided thereby, all of the other conditions set forth in this subsection 6.1, if not satisfied or waived on such date, shall be deemed to have been satisfied for all purposes hereunder and all such other conditions, if not satisfied or waived on such date, shall automatically be converted into covenants to accomplish the satisfaction of the applicable matters described in such conditions within the time period required by subsection 7.12:

(a) Loan Documents. The Administrative Agent shall have received the following Loan Documents, executed and delivered as required below, with, in the case of clause (i), a copy for each Lender:

(i) this Agreement, executed and delivered by a duly authorized officer of each Borrower party hereto on the Closing Date;

(ii) each of the Guarantee and Collateral Agreement and the Holding Pledge Agreement, executed and delivered by a duly authorized officer of each Borrower and each other Loan Party signatory thereto, and an Acknowledgement and Consent in the form attached to the Guarantee and Collateral Agreement, executed and delivered by each Issuer (as defined therein), if any, that is not a Loan Party;

(iii) each Canadian Security Document, executed and delivered by a duly authorized officer of each Canadian Borrower and each other Loan Party signatory thereto;

(iv) each of the Mortgages, executed and delivered by a duly authorized officer of the Loan Party signatory thereto; and

(v) the Intercreditor Agreement, executed and delivered by a duly authorized officer of each Loan Party signatory thereto;

provided, that this Agreement and the obligation of each Lender to make the initial Extension of Credit with respect to its U.S. Facility Commitments and each U.S. Facility Issuing Lender to issue Letters of Credit shall become effective, notwithstanding the failure to satisfy or waive the conditions set forth in clauses (a)(iii), (e)(iii), (iv), (v), (vi), (vii), (viii) and (ix), (g)(ii), and (h), (j), (k) and (l) (in the case of each of clauses (g)(ii), (h), (j), (k) and (l) with respect to any Canadian Loan Party only) of this subsection 6.1; and

provided further that clauses (a)(ii) and (iv), (g) and (h) of this subsection 6.1 notwithstanding, to the extent any guarantee or collateral is not provided on the Closing Date after Holding and its Subsidiaries having used commercially reasonable efforts to do so (it being understood that UCC-1 financing statements shall have been provided), the provisions of clauses (a)(ii) and (iv), (g) and (h) shall be deemed to have been satisfied and the Loan Parties shall be required to provide such guarantees and collateral in accordance with the provisions set forth in subsection 7.12.

(b) Transactions and Transaction Documents.

(i) Acquisition. The Acquisition shall have been consummated (or shall be consummated substantially concurrently with the satisfaction of the other conditions precedent set forth in this subsection 6.1 unless arrangements shall have been made for the return of the net proceeds of the Loans to the Lenders in the event that the Acquisition shall not have been consummated on the Closing Date), substantially pursuant to the provisions of the Acquisition Agreement (including the definition of “Material Adverse Effect” in the Acquisition Agreement) without giving effect to any waiver or other modification materially adverse to the interests of the Lenders that is not approved by the Other Representatives (such approval not to be unreasonably withheld, conditioned or delayed).

(ii) Notes Indentures. Substantially concurrently with the satisfaction of the other conditions precedent set forth in this subsection 6.1, the Parent Borrower shall have entered into (A) the Senior Notes Indenture and (B) the Senior Subordinated Notes Indenture.

(iii) Cash Flow Credit Agreement. Substantially concurrently with the satisfaction of the other conditions precedent set forth in this subsection 6.1, the Parent Borrower and certain subsidiaries of the Parent Borrower shall have entered into the Cash Flow Credit Agreement.

(iv) Documentation. On the Closing Date, the Administrative Agent shall receive, substantially concurrently with the satisfaction of the other conditions precedent set forth in this subsection 6.1, a complete and correct copy of the Senior Notes Indenture, the Senior Subordinated Notes Indenture and the Cash Flow Credit Agreement, in each case certified as such by an appropriate officer of the Borrower.

(c) Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person reasonably satisfactory to the Administrative Agent of the UCC or equivalent legislation in effect in the applicable jurisdiction, judgment and tax lien filings that have been filed with respect to personal property of the Parent Borrower and its Subsidiaries in each of the jurisdictions set forth in Schedule 6.1(c).

(d) [Reserved].

(e) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

(i) the executed legal opinion of Debevoise & Plimpton LLP, special New York counsel to each of Holding, each Borrower and the other Loan Parties, substantially in the form of Exhibit K-1;

(ii) the executed legal opinion of Richards, Layton & Finger, P.A., special Delaware counsel to each of Holding and the certain of other Loan Parties, substantially in the form of Exhibit K-2;

(iii) the executed legal opinion of Miller Thomson Pouliot LLP, special Québec counsel to certain of the Loan Parties, substantially in the form of Exhibit K-3;

(iv) the executed legal opinion of Miller Thomson LLP, special Ontario counsel to certain of the Loan Parties, substantially in the form of Exhibit K-4;

(v) the executed legal opinion of Miller Thomson LLP, special British Columbia counsel to certain of the Loan Parties, substantially in the form of Exhibit K-5;

(vi) the executed legal opinion of Miller Thomson LLP, special Alberta counsel to certain of the Loan Parties, substantially in the form of Exhibit K-6;

(vii) the executed legal opinion of McInnes Cooper, special Nova Scotia, New Brunswick and Prince Edward Island counsel to certain of the Borrowers and the other Loan Parties, substantially in the form of Exhibit K-7;

(viii) the executed legal opinion of MacPherson Leslie & Tyerman LLP, special Saskatchewan counsel to certain of the Loan Parties, substantially in the form of Exhibit K-8;

(ix) the executed legal opinion of Monk Goodwin LLP, special Manitoba counsel to certain of the Loan Parties, substantially in the form of Exhibit K-9;

(x) the executed legal opinion of Holland & Knight LLP, special Florida counsel to certain of the Borrowers and the other Loan Parties, substantially in the form of Exhibit K-10;

(xi) the executed legal opinion of Holland & Knight LLP, special Maryland counsel to certain of the Loan Parties, substantially in the form of Exhibit K-11;

(xii) the executed legal opinion of Hale Lane Peek Dennison and Howard LLP, special Nevada counsel to certain of the Loan Parties, substantially in the form of Exhibit K-12; and

(xiii) the executed legal opinion of Baker Botts LLP, special Texas counsel to the Parent Borrower and certain of the other Loan Parties, substantially in the form of Exhibit K-13;

(f) Officer’s Certificate. The Administrative Agent shall have received a certificate from the Parent Borrower, dated the Closing Date, substantially in the form of Exhibit L, with appropriate insertions and attachments.

(g) Perfected Liens. (i) The U.S. ABL Collateral Agent shall have obtained a valid security interest in the Collateral (to the extent contemplated in the applicable Security Documents); and all documents, instruments, filings, recordations and searches reasonably necessary in connection with the perfection and, in the case of the filings with the U.S. Patent and Trademark Office and the U.S. Copyright Office, protection of such security interests shall have been executed and delivered or made, or, in the case of UCC filings, written authorization to make such UCC filings shall have been delivered to the U.S. ABL Collateral Agent, and none of such Collateral shall be subject to any other pledges, security interests or mortgages except for any permitted under the Acquisition Agreement to remain outstanding and Permitted Liens; provided that with respect to any such Collateral the security interest in which may not be perfected by filing of a UCC financing statement or by making a filing with the U.S. Patent and Trademark Office or the U.S. Copyright Office, if perfection of the U.S. ABL Collateral Agent’s security interest in such Collateral may not be accomplished on or before the Closing Date without undue burden or expense, then delivery of documents and instruments for perfection of such security interest shall not constitute a condition precedent to the initial borrowings hereunder; and subject in each case to the proviso in clause (a) of this subsection 6.1 and (ii) the Canadian Collateral Agent shall have obtained a valid security interest in the Collateral covered by the Canadian Security Documents (with the priority contemplated therein); and all documents, instruments, filings, recordations and searches reasonably necessary in connection with the perfection and, in the case of the filings with the Canadian Intellectual Property Office, protection of such security interests shall have been executed and delivered or made or, in the case of PPSA or RPMRR filings, written authorization to make such filings shall have been delivered to the Canadian Collateral Agent, and none of such collateral shall be subject to any other pledges, security interests or mortgages except for Permitted Liens, provided that with respect to any such Collateral the security interest in which may not be perfected by such filing, if perfection of the Canadian Collateral Agent’s security interest in such collateral may not be accomplished on or before the Closing Date without undue burden or expense, then delivery of documents and instruments for perfection of such security interest shall not constitute a condition precedent to the initial borrowings hereunder.

(h) Pledged Stock; Stock Powers; Pledged Notes; Endorsements. The U.S. ABL Collateral Agent or the Secured Party Representative (as bailee for perfection on behalf of the U.S. ABL Collateral Agent) shall have received (subject to the proviso in clause (a) of this subsection 6.1):

(i) the certificates, if any, representing the Pledged Stock under (and as defined in) the U.S. Guarantee and Collateral Agreement or any Canadian Security Document and the Holding Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof; and

(ii) the promissory notes representing each of the Pledged Notes under (and as defined in) the Guarantee and Collateral Agreement, duly endorsed as required by the Guarantee and Collateral Agreement.

(i) Fees. The Agents and the Lenders shall have received all fees and expenses required to be paid or delivered by the Parent Borrower to them on or prior to the Closing Date, including the fees payable by the Sellers set forth in the Acquisition Agreement and the fees referred to in subsection 4.5.

(j) Corporate Proceedings of the Loan Parties. The Administrative Agent shall have received a copy of the resolutions or equivalent action, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each Loan Party authorizing, as applicable, (i) the execution, delivery and performance of this Agreement, any Notes and the other Loan Documents to which it is or will be a party as of the Closing Date, (ii) the Extensions of Credit to such Loan Party (if any) contemplated hereunder and (iii) the granting by it of the Liens to be created pursuant to the Security Documents to which it will be a party as of the Closing Date, certified by the Secretary, an Assistant Secretary or other authorized representatives of such Loan Party as of the Closing Date, which certificate shall be in substantially the form of Exhibit M and shall state that the resolutions or other action thereby certified have not been amended, modified (except as any later such resolution or other action may modify any earlier such resolution or other action), revoked or rescinded and are in full force and effect.

(k) Incumbency Certificates of the Loan Parties. The Administrative Agent shall have received a certificate of each Loan Party, dated the Closing Date, as to the incumbency and signature of the officers or other authorized signatories of such Loan Party executing any Loan Document substantially in the form of Exhibit M executed by a Responsible Officer or other authorized representative and the Secretary, any Assistant Secretary or another authorized representative of such Loan Party.

(l) Governing Documents. The Administrative Agent shall have received copies of the certificate or articles of incorporation and by-laws (or other similar governing documents serving the same purpose) of each Loan Party, certified as of the Closing Date as complete and correct copies thereof by the Secretary, an Assistant Secretary or other authorized representative of such Loan Party pursuant to a certificate substantially in the form of Exhibit M.

(m) Representations and Warranties. All representations and warranties set forth in Section 5 and in the other Loan Documents shall be true and correct in all material respects (except to the extent qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects); provided that any breach of any such representations or warranties shall not constitute a failure to satisfy the condition set forth in this clause (m) unless (x) such breach also constitutes a breach of a representation or warranty of the Sellers in the Acquisition Agreement that would result in Holding Parent having a right to terminate its obligations thereunder or (y) such breach is a breach of the representations and warranties set forth in subsection 5.4 (other than the second sentence thereof), 5.11 or 5.14.

(n) Solvency. The Administrative Agent shall have received a certificate of the chief financial officer of the Parent Borrower (or another authorized financial officer of Acquisition Corp. or the Acquired Business) certifying the Solvency of the Parent Borrower in customary form.

(o) Equity Contribution. The Parent Borrower shall have received (or shall receive, substantially concurrently with the satisfaction of the other conditions precedent set forth in this subsection 6.1) (i) the proceeds from the Equity Financing in an aggregate amount of not less than

$2,600.0 million, of which (A) up to $325.0 million may be in the form of rollover equity of The Home Depot, Inc. and (B) up to $120.0 million may at the Sponsors’ option be bridged on the Closing Date from the Revolving Credit Loans and (ii) copies of the guarantees of repayment by the Sponsors of such bridge financing in a form reasonably satisfactory to the Administrative Agent (whether through subscription agreements or otherwise).

(p) Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate in the form contemplated by subsection 7.2(f), or such other form as may be reasonably acceptable to the Administrative Agent, setting forth, after giving effect to the Borrowings hereunder on the Closing Date, the Canadian Borrowing Base, the U.S. Borrowing Base and the Excess Availability.

The making of the initial Extensions of Credit by the Lenders hereunder shall (except as set forth in the lead-in to this subsection 6.1) conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Lender that each of the conditions precedent set forth in this subsection 6.1 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

6.2 Conditions Precedent to Each Other Extension of Credit and Letter of Credit Issuance. The obligation of the Issuing Lender on any date (other than the Closing Date) to issue, increase, renew, amend or extend any Letter of Credit or each Lender to make any Extension of Credit (including each Swing Line Loan, but excluding the initial Extensions of Credit hereunder and Agent Advances) requested to be made by it on any date (other than the Closing Date) is subject to the satisfaction of each of the following conditions precedent:

(a) Representations and Warranties; No Defaults. On the date of such issuance, both before and after giving effect thereto and the application of the proceeds therefrom:

(i) all representations and warranties set forth in Section 5 and in the other Loan Documents shall be true and correct in all material respects on and as of the date they are made (although any representations and warranties that expressly relate to a given date or period shall be required only to be true and correct in all material respects as of the respective date or the respective period, as the case may be); and

(ii) no Default or Event of Default shall have occurred and be continuing or would result from any such Extension of Credit after giving effect thereto on the date of such Borrowing.

(b) Request for Issuance of Letter of Credit. With respect to any Letter of Credit, the Issuing Lender shall have received a Letter of Credit Request, completed to its satisfaction, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request.

Each Borrowing of Loans by and Letter of Credit issued on behalf of any of the Borrowers hereunder after the Closing Date shall be deemed to constitute a representation and warranty by the Parent Borrower as of the date of such Borrowing or such issuance that the conditions contained in this subsection 6.2 have been satisfied (except that no opinion need be expressed as to the Administrative Agent’s or the Required Lenders’ satisfaction with any document, instrument or other matter).

SECTION 7 AFFIRMATIVE COVENANTS. The Parent Borrower hereby agrees that, from and after the Closing Date and so long as the Commitments remain in effect, and thereafter until payment in full of the Loans, all Reimbursement Obligations and any other amount then due and owing to any Lender or any Agent hereunder and under any Note and termination or expiration of all Letters of

Credit (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent), the Parent Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of the Material Restricted Subsidiaries to:

7.1 Financial Statements. Furnish to the Administrative Agent for delivery to each Lender (and the Administrative Agent agrees to make and so deliver such copies):

(a) as soon as available, but in any event not later than the 105th day following the end of each fiscal year of the Parent Borrower ending on or after February 3, 2008, (i) a copy of the consolidated balance sheet of the Parent Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of earnings, stockholders’ equity and comprehensive income and cash flows for such year, setting forth in each case, in comparative form the figures for and as of the end of the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG LLP or other independent certified public accountants of nationally recognized standing not unacceptable to the Administrative Agent in its reasonable judgment and (ii) a narrative report and management’s discussion and analysis, in a form substantially similar to past practice or otherwise reasonably satisfactory to the Administrative Agent, of the financial condition and results of operations of the Parent Borrower for such fiscal year, as compared to amounts for the previous fiscal year (it being agreed that the furnishing of the Parent Borrower’s annual report on Form 10-K for such year, as filed with the SEC, will satisfy the Parent Borrower’s obligation under this subsection 7.1(a) with respect to such year except with respect to the requirement that such financial statements be reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit);

(b) as soon as available, but in any event not later than the 60th day following the end of each of the first three quarterly periods of each fiscal year of the Parent Borrower, (i) the unaudited consolidated balance sheet of the Parent Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of earnings and comprehensive income and cash flows of the Parent Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case, in comparative form the figures for and as of the corresponding periods of the previous year, certified by a Responsible Officer of the Parent Borrower as being fairly stated in all material respects (subject to normal year-end audit and other adjustments) and (ii) a narrative report and management’s discussion and analysis, in form substantially similar to past practice or otherwise reasonably satisfactory to the Administrative Agent, of the financial condition and results of operations for such fiscal quarter and the then elapsed portion of the fiscal year, as compared to the comparable periods in the previous fiscal year (it being agreed that the furnishing of the Parent Borrower’s quarterly report on Form 10-Q for such quarter, as filed with the SEC, will satisfy the Parent Borrower’s obligations under this subsection 7.1(b) with respect to such quarter);

(c) to the extent applicable, concurrently with any delivery of consolidated financial statements under subsection 7.1(a) or (b), related unaudited condensed consolidating financial statements reflecting the material adjustments necessary (as determined by the Parent Borrower in good faith) to eliminate the accounts of Unrestricted Subsidiaries (if any) from the accounts of the Parent Borrower and its Restricted Subsidiaries; and

(d) all such financial statements delivered pursuant to subsection 7.1(a) or (b) to be (and, in the case of any financial statements delivered pursuant to subsection 7.1(b), shall be) certified by a Responsible Officer of the Parent Borrower as being) complete and correct in all material respects in conformity with GAAP and to be (and, in the case of any financial statements delivered pursuant to subsection 7.1(b) shall be certified by a Responsible Officer of the Parent Borrower as being) prepared in reasonable detail in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods that began on or after the Closing Date (except as approved by such accountants or officer, as the case may be, and disclosed therein, and except, in the case of any financial statements delivered pursuant to subsection 7.1(b), for the absence of certain notes).

(e) Extension of Delivery Date under ~~Subsection~~subsection 7.1(b). Solely with respect to the fiscal quarter of the Parent Borrower ended July 29, 2007, the Required Lenders agree to extend the delivery date for the items required under subsection 7.1(b), together with all other documents and certificates required to be delivered under the ABL Credit Agreement concurrently with such items (including the documents and certificates referred to in subsections 7.1(c) and (d) and subsection ~~7.1~~7.2(b)) to October 29, 2007. The Parent Borrower agrees to deliver to the Administrative Agent and the Lenders the financial statements required under ~~Subsection~~subsection 7.1(b), together with such other documents and certificates referred to in the preceding sentence, by no later than October 29, 2007, and the Parent Borrower acknowledges and agrees that the failure to deliver any of such financial statements, documents or certificates on or before October 29, 2007 shall, notwithstanding anything else contained herein (including any grace period specified in Section 9), constitute ~~and~~an immediate Event of Default. So long as there shall be no failure to comply with the immediately preceding sentence, any Default or Event of Default which arises solely due to the non-delivery of such financial statements under subsection 7.1(b) with respect to the fiscal quarter of the Parent Borrower ended July 29, 2007 or any of such related documents and certificates is hereby waived.

7.2 Certificates; Other Information. Furnish to the Administrative Agent for delivery to each Lender (and the Administrative Agent agrees to make and so deliver such copies):

(a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the audit necessary therefor no knowledge was obtained of any Default or Event of Default insofar as the same relates to any financial accounting matters covered by their audit, except as specified in such certificate (which certificate may be limited to the extent required by accounting rules or guidelines);

(b) concurrently with the delivery of the financial statements and reports referred to in subsections 7.1(a) and (b), a certificate signed by a Responsible Officer of the Parent Borrower stating that, to the best of such Responsible Officer’s knowledge, the Parent Borrower and each of its Subsidiaries during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement or the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default, except, in each case, as specified in such certificate;

(c) as soon as available, but in any event not later than the 105th day after the beginning of fiscal year 2008 of the Parent Borrower and the 105th day after the beginning of each fiscal year of the Parent Borrower thereafter, a copy of the annual business plan for such year by the Parent Borrower of the projected operating budget (including an annual consolidated balance sheet, income statement and statement of cash flows of the Parent Borrower and its Subsidiaries), each such business plan to be accompanied by a certificate signed by the Parent Borrower and delivered by a Responsible Officer of the Parent Borrower to the effect that such projections have been prepared on the basis of assumptions believed by the Parent Borrower to be reasonable at the time of preparation and delivery thereof;

(d) within five Business Days after the same are sent, copies of all financial statements and reports which Holding or the Parent Borrower sends to its public security holders, and within five Business Days after the same are filed, copies of all financial statements and periodic reports which Holding or the Parent Borrower may file with the SEC or any successor or analogous Governmental Authority;

(e) within five Business Days after the same are filed, copies of all registration statements and any amendments and exhibits thereto, which Holding or the Parent Borrower may file with the SEC or any successor or analogous Governmental Authority, and such other documents or instruments as may be reasonably requested by the Administrative Agent in connection therewith; ~~and~~

(f) not later than 5:00 P.M. (New York City time) on or before the twentieth Business Day of each fiscal month of the Parent Borrower and its Subsidiaries (or (i) more frequently as the Parent Borrower may elect or (ii) upon the occurrence and continuance of an Event of Default, not later than Wednesday of each week, or if Wednesday of such week is not a Business Day, the next succeeding Business Day), a borrowing base certificate setting forth Parent Borrower’s reasonable estimate (based on the most current information reasonably available and calculated in a consistent manner with the most recently delivered monthly certificate or, in the case of the first such certificate delivered under this subsection 7.2(f), the Borrowing Base Certificate delivered pursuant to subsection 6.1(p)) of the Canadian Borrowing Base and the U.S. Borrowing Base (with supporting calculations) substantially in the form of Exhibit N (a “Borrowing Base Certificate”), which shall be prepared as of the last Business Day of the preceding fiscal month of the Parent Borrower and its Subsidiaries (or (x) such other applicable more recent date in the case of clause (i) above or (y) the previous Friday in the case of clause (ii) above) in the case of each subsequent Borrowing Base Certificate. Each such Borrowing Base Certificate shall include such supporting information as may be reasonably requested from time to time by the Administrative Agent;

(g) promptly upon the extension, postponement or other modification thereof, written notice in reasonable detail and otherwise in form and substance reasonably acceptable to the Administrative Agent of any extension, postponement or other modification of the maturity date of any loan under the Cash Flow Credit Agreement; and

(h)~~(g)~~ with reasonable promptness, such additional information (financial or otherwise) as the Administrative Agent or Canadian Agent on its own behalf or on behalf of any Lender (acting through the Administrative Agent or the Canadian Agent) may reasonably request in writing from time to time.

7.3 Payment of Taxes. Pay, discharge or otherwise satisfy at or before they become delinquent all its material Taxes, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings diligently conducted and reserves in conformity with GAAP with respect thereto have been provided on the books of the Parent Borrower or any of its Restricted Subsidiaries, as the case may be, and except to the extent that failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

7.4 Maintenance of Existence. Preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, except as otherwise expressly permitted pursuant to subsection 8.3, provided that the Parent Borrower and its Restricted Subsidiaries shall not be required to maintain any such rights, privileges or franchises and the Parent Borrower’s Restricted Subsidiaries shall not be required to maintain such existence, if the failure to do so would not reasonably be expected to have a Material Adverse Effect; and comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

7.5 Maintenance of Property; Insurance.

(a) Keep all property useful and necessary in the business of the Loan Parties, taken as a whole, in good working order and condition; maintain with financially sound and reputable insurance companies insurance on, or self insure, all property material to the business of the Loan Parties, taken as a whole, in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are consistent with the past practices of the Loan Parties and otherwise as are usually insured against in the same general area by companies engaged in the same or a similar business; furnish to the Administrative Agent, upon written request, information in reasonable detail as to the insurance carried; and ensure that at all times the Administrative Agent and/or the Canadian Agent and/or the Secured Party Representative, as applicable (as bailee for perfection for the U.S. ABL Collateral Agent or the Canadian Collateral Agent, as applicable), for the benefit of the Secured Parties, shall be named as an additional insured with respect to liability policies, and the U.S. ABL Collateral Agent and/or the Canadian Collateral Agent, as applicable, for the benefit of the Secured Parties, shall be named as loss payee with respect to property insurance covering Inventory that constitutes Collateral and for the Mortgaged Properties, maintained by any Borrower and any Subsidiary Guarantor that is a Loan Party; provided that, unless an Event of Default or a Liquidity Event shall have occurred and be continuing, the U.S. ABL Collateral Agent shall turn over to the Parent Borrower any amounts received by it as loss payee under any such property insurance maintained by such Loan Parties, the disposition of such amounts to be subject to the provisions of subsection 4.4(c) to the extent applicable, and, unless an Event of Default shall have occurred and be continuing, the U.S. ABL Collateral Agent agrees that the Parent Borrower and/or the applicable other Borrower or Subsidiary Guarantor shall have the sole right to adjust or settle any claims under such insurance.

(b) With respect to each property of such Loan Parties subject to a Mortgage:

(i) If any portion of any such property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, such Loan Party shall maintain or cause to be maintained, flood insurance to the extent required by law.

(ii) The applicable Loan Party promptly shall comply with and conform to (i) all provisions of each such insurance policy, and (ii) all requirements of the insurers applicable to such party or to such property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of such property, except for such non-compliance or non-conformity as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Such Loan Party shall not use or permit the use of such property in any manner that would reasonably be expected to result in the cancellation of any such insurance policy or would reasonably be expected to void coverage required to be maintained with respect to such property pursuant to subsection 7.5(a).

(iii) If any such Loan Party is in default of its obligations to insure or deliver any such prepaid policy or policies, the result of which would reasonably be expected to have a Material Adverse Effect, then the Administrative Agent, at its option upon 10 days’ written notice to the Parent Borrower, may effect such insurance from year to year at rates substantially similar to the rate at which such Loan Party had insured such property, and pay the premium or premiums therefor, and the Parent Borrower shall pay or cause to be paid to the Administrative Agent on demand such premium or premiums so paid by the Administrative Agent with interest from the time of payment at a rate per annum equal to 2.00%.

(iv) If such property, or any part thereof, shall be destroyed or damaged and the reasonably estimated cost thereof would exceed $50.0 million the Parent Borrower shall give prompt notice thereof to the Administrative Agent. All insurance proceeds paid or payable in connection with any damage or casualty to any such property shall be applied in the manner specified in subsection 7.5(a).

7.6 Inspection of Property; Discussions.

(a) Permit representatives of the Administrative Agent to visit and inspect any of its properties and examine and, to the extent reasonable, make abstracts from any of its books and records and to discuss the business, operations, properties and financial and other condition of the Parent Borrower and its Restricted Subsidiaries with officers and employees of the Parent Borrower and its Restricted Subsidiaries and with its independent certified public accountants, in each case at any reasonable time, upon reasonable notice; provided that (a) except during the continuation of an Event of Default, only one such visit shall be at the Borrowers’ expense, and (b) during the continuation of an Event of Default, the Administrative Agent and its representatives may do any of the foregoing at the Borrowers’ expense.

(b) At reasonable times during normal business hours and upon reasonable prior notice that the Administrative Agent requests, independently of or in connection with the visits and inspections provided for in clause (a) above, the Parent Borrower and its Subsidiaries will grant access to the Administrative Agent (including employees of the Administrative Agent or any consultants, accountants, lawyers and appraisers retained by the Administrative Agent) to such Person’s premises, books, records, accounts and Inventory so that (i) the Administrative Agent or an appraiser retained by the Administrative Agent may conduct an Inventory appraisal and (ii) the Administrative Agent may conduct (or engage third parties to conduct) such field examinations, verifications and evaluations (including environmental assessments) as the Administrative Agent may deem necessary or appropriate. Unless an Event of Default or Liquidity Event exists, or if previously approved by the Parent Borrower, no environmental assessment by the Administrative Agent may include any sampling or testing of the soil, surface water or groundwater. All such appraisals, field examinations and other verifications and evaluations shall be at the sole expense of the Loan Parties; provided that (i) absent the existence and continuation of an Event of Default or a Liquidity Event, the Administrative Agent may conduct at the expense of the Loan Parties no more than three (3) such appraisals in any calendar year (only two (2) of which appraisals, in the absence of an Event of Default or a Liquidity Event, shall be at the expense of the Loan Parties if, at the commencement of the applicable appraisal, Excess Availability is at or above $300.0 million) and (ii) absent the existence and continuation of an Event of Default or a Liquidity Event, the Administrative Agent may conduct at no more than two (2) such field examinations in any calendar year (only one such field examination, in the absence of an Event of Default or a Liquidity Event, shall be at the expense of the Loan Parties if, at the commencement of such field examination, Excess Availability is at or above $300.0 million). All amounts chargeable to the applicable Borrowers under this subsection 7.6(b) shall constitute obligations that are secured by all of the applicable Collateral and shall be payable to the Agents hereunder.

7.7 Notices. Promptly give notice to the Administrative Agent and each Lender of:

(a) as soon as possible after a Responsible Officer of the Parent Borrower knows thereof, the occurrence of any Default or Event of Default;

(b) as soon as possible after a Responsible Officer of the Parent Borrower knows thereof, any (i) default or event of default under any Contractual Obligation of the Parent Borrower or any of its Subsidiaries, other than as previously disclosed in writing to the Lenders or (ii) litigation, investigation or proceeding which may exist at any time between the Parent Borrower or any of its Restricted Subsidiaries and any Governmental Authority, which would reasonably be expected to be adversely determined, and if adversely determined, as the case may be, would reasonably be expected to have a Material Adverse Effect;

(c) as soon as possible after a Responsible Officer of the Parent Borrower knows thereof, any litigation or proceeding affecting the Parent Borrower or any of its Restricted Subsidiaries that would reasonably be expected to have a Material Adverse Effect;

(d) the following events, as soon as possible and in any event within 30 days after a Responsible Officer of the Parent Borrower or any of its Restricted Subsidiaries knows thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Single Employer Plan, a failure to make any required contribution to a Single Employer Plan or Multiemployer Plan, the creation of any Lien on the property of the Parent Borrower or its Restricted Subsidiaries in favor of the PBGC, or a Plan or any withdrawal from, or the full or partial termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other formal action by the PBGC or the Parent Borrower or any of its Restricted Subsidiaries or any Commonly Controlled Entity or any Multiemployer Plan which could reasonably be expected to result in the withdrawal from, or the termination, Reorganization or Insolvency of, any Single Employer Plan or Multiemployer Plan; provided, however, that no such notice will be required under clause (i) or (ii) above unless the event giving rise to such notice, when aggregated with all other such events under clause (i) or (ii) above, would be reasonably expected to result in a Material Adverse Effect; and

(e) as soon as possible after a Responsible Officer of the Parent Borrower knows thereof, (i) Release by the Parent Borrower or any of its Restricted Subsidiaries of any Materials of Environmental Concern required to be reported under applicable Environmental Laws to any Governmental Authority, unless the Parent Borrower reasonably determines that the total Environmental Costs arising out of such Release would not reasonably be expected to have a Material Adverse Effect; (ii) any condition, circumstance, occurrence or event not previously disclosed in writing to the Administrative Agent that would reasonably be expected to result in liability or expense under applicable Environmental Laws, unless the Parent Borrower reasonably determines that the total Environmental Costs arising out of such condition, circumstance, occurrence or event would not reasonably be expected to have a Material Adverse Effect, or would not reasonably be expected to result in the imposition of any lien or other material restriction on the title, ownership or transferability of any facilities and properties owned, leased or operated by the Parent Borrower or any of its Restricted Subsidiaries that would reasonably be expected to result in a Material Adverse Effect; and (iii) any proposed action to be taken by the Parent Borrower or any of its Restricted Subsidiaries that would reasonably be expected to subject the Parent Borrower or any of its Restricted Subsidiaries to any material additional or different requirements or liabilities under Environmental Laws, unless the Parent Borrower reasonably determines that the total Environmental Costs arising out of such proposed action would not reasonably be expected to have a Material Adverse Effect;

(f) any loss, damage, or destruction to the Collateral in the amount of $25,000,000 or more, whether or not covered by insurance; and

(g) any and all default notices received under or with respect to any lease of any distribution center where Collateral with a book value in excess of $25,000,000, either individually or in the aggregate, is located.

Each notice pursuant to this subsection 7.7 shall be accompanied by a statement of a Responsible Officer of the Parent Borrower (and, if applicable, the relevant Commonly Controlled Entity or Subsidiary) setting forth details of the occurrence referred to therein and stating what action the Parent

Borrower (or, if applicable, the relevant Commonly Controlled Entity or Subsidiary) proposes to take with respect thereto.

7.8 Compliance with Environmental Laws. (i) Comply substantially with, and require substantial compliance by all tenants, subtenants, contractors, and invitees with respect to any property leased or subleased from or operated by the Parent Borrower or its Restricted Subsidiaries with, all applicable Environmental Laws including all Environmental Permits and all orders and directions of any Governmental Authority; (ii) obtain, comply substantially with and maintain any and all Environmental Permits necessary for its operations as conducted and as planned; and (iii) require that all tenants, subtenants, contractors, and invitees obtain, comply substantially with and maintain any and all Environmental Permits necessary for their operations as conducted and as planned, with respect to any property leased or subleased from, or operated by the Parent Borrower or its Restricted Subsidiaries. Noncompliance shall not constitute a breach of this subsection 7.8, provided that, upon learning of any actual or suspected noncompliance, the Parent Borrower and any such affected Subsidiary shall promptly undertake reasonable efforts, if any, to achieve compliance, and provided, further, that in any case such noncompliance would not reasonably be expected to have a Material Adverse Effect.

7.9 After-Acquired Real Property and Fixtures; Addition of Subsidiaries

(a) With respect to any owned real property or fixtures thereon, in each case with a purchase price or a fair market value (as determined in good faith by the Parent Borrower) at the time of acquisition of at least $5.0 million in which the Parent Borrower or any of its Restricted Subsidiaries that is a Loan Party (and in any event excluding any Foreign Subsidiary and any Excluded Subsidiary) acquires ownership rights at any time after the Closing Date, promptly grant to the U.S. ABL Collateral Agent for the benefit of the applicable Lenders, a Lien of record on all such owned real property and fixtures, upon terms reasonably satisfactory in form and substance to the U.S. ABL Collateral Agent and in accordance with any applicable requirements of any Governmental Authority (including any required appraisals of such property under FIRREA); provided that (i) nothing in this subsection 7.9 shall defer or impair the attachment or perfection of any security interest in any Collateral covered by any of the Security Documents which would attach or be perfected pursuant to the terms thereof without action by any Loan Party or any other Person and (ii) no such Lien shall be required to be granted as contemplated by this subsection 7.9 on any owned real property or fixtures the acquisition of which is or is to be financed or refinanced in whole or in part through the incurrence of Indebtedness, until such Indebtedness is repaid in full (and not refinanced) or, as the case may be, the Parent Borrower determines not to proceed with such financing or refinancing and (iii) any such mortgage by a Canadian Subsidiary shall not secure any U.S. Borrower’s obligations. In connection with any such grant to the U.S. ABL Collateral Agent or the Canadian Collateral Agent, as applicable, for the benefit of the Lenders and the other Secured Parties, of a Lien of record on any such real property in accordance with this subsection, such Borrower or such Restricted Subsidiary shall deliver or cause to be delivered to the U.S. ABL Collateral Agent any surveys, title insurance policies, environmental reports and other documents in connection with such grant of such Lien obtained by it in connection with the acquisition of such ownership rights in such real property or as the U.S. ABL Collateral Agent or the Canadian Collateral Agent, as applicable, shall reasonably request (in light of the value of such real property and the cost and availability of such surveys, title insurance policies, environmental reports and other documents and whether the delivery of such surveys, title insurance policies, environmental reports and other documents would be customary in connection with such grant of such Lien in similar circumstances).

(b) With respect to any Domestic Subsidiary (other than an Excluded Subsidiary) created or acquired (including by reason of any Foreign Subsidiary Holdco ceasing to constitute same) subsequent to the Closing Date by the Parent Borrower or any of its Domestic Subsidiaries (other than an Excluded Subsidiary), promptly notify the Administrative Agent of such occurrence and, if the

Administrative Agent or the Required Lenders so request, promptly (i) execute and deliver to the U.S. ABL Collateral Agent for the benefit of the Secured Parties such amendments to the U.S. Guarantee and Collateral Agreement as the U.S. ABL Collateral Agent shall reasonably deem necessary or reasonably advisable to grant to the U.S. ABL Collateral Agent, for the benefit of the Secured Parties, a perfected security interest (as and to the extent provided in the U.S. Guarantee and Collateral Agreement) in the Capital Stock of such new Domestic Subsidiary, (ii) deliver to the U.S. ABL Collateral Agent or the Secured Party Representative (as bailee for perfection on behalf of the U.S. ABL Collateral Agent) the certificates (if any) representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the parent of such new Domestic Subsidiary and (iii) cause such new Domestic Subsidiary (A) to become a party to the U.S. Guarantee and Collateral Agreement, (B) at the Borrower Representative’s option, become a party to this Agreement as a Borrower hereunder by executing a Joinder Agreement and (C) to take all actions reasonably deemed by the U.S. ABL Collateral Agent to be necessary or advisable to cause the Lien created by the Guarantee and Collateral Agreement in such new Domestic Subsidiary’s Collateral to be duly perfected in accordance with all applicable Requirements of Law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the U.S. ABL Collateral Agent.

(c)(x) With respect to any Foreign Subsidiary or Unrestricted Subsidiary (other than an Excluded Subsidiary) created or acquired subsequent to the Closing Date by the Parent Borrower or any of its Domestic Subsidiaries (other than an Excluded Subsidiary), the Capital Stock of which is owned directly by the Parent Borrower or any of its Domestic Subsidiaries (other than an Excluded Subsidiary), promptly notify the Administrative Agent of such occurrence and if the Administrative Agent or the Required Lenders so request (it being understood that if the Administrative Agent does not so request with respect to any such Foreign Subsidiary or Unrestricted Subsidiary that it believes is or is likely to become material to the Parent Borrower and its Restricted Subsidiaries taken as a whole, it will provide notice to the Lenders thereof), promptly (i) execute and deliver to the U.S. ABL Collateral Agent for the benefit of the U.S. Secured Parties a new pledge agreement or such amendments to the Guarantee and Collateral Agreement as the U.S. ABL Collateral Agent shall reasonably deem necessary or reasonably advisable to grant to the U.S. ABL Collateral Agent, for the benefit of the U.S. Secured Parties, a perfected security interest (as and to the extent provided in the Guarantee and Collateral Agreement) in the Capital Stock of such new Foreign Subsidiary or Unrestricted Subsidiary that is directly owned by the Parent Borrower or any of its Domestic Subsidiaries (other than an Excluded Subsidiary) (provided that in no event shall more than 65% of the Capital Stock of any such new Foreign Subsidiary that is so owned be required to be so pledged and, provided, further, that no such pledge or security shall be required with respect to any non-wholly owned Foreign Subsidiary or Unrestricted Subsidiary to the extent that the grant of such pledge or security interest would violate the terms of any agreements under which the Investment by the Parent Borrower or any of its Subsidiaries was made therein other than any agreement entered into primarily for the purposes of imposing such a restriction) and (ii) to the extent reasonably deemed advisable by the U.S. ABL Collateral Agent, deliver to the U.S. ABL Collateral Agent or the Secured Party Representative (as bailee for perfection on behalf of the U.S. ABL Collateral Agent) the certificates, if any, representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the relevant parent of such new Foreign Subsidiary or Unrestricted Subsidiary and take such other action as may be reasonably deemed by the U.S. ABL Collateral Agent to be necessary or desirable to perfect the U.S. ABL Collateral Agent’s security interest therein. With respect to any Canadian Subsidiary created or acquired subsequent to the Closing Date by any Canadian Borrower or any Canadian Subsidiary Guarantor, promptly (A) execute and deliver to the Canadian Collateral Agent for the benefit of the Canadian Facility Lenders such amendments to the Canadian Security Documents as the Canadian Collateral Agent shall reasonably deem necessary or reasonably advisable to grant to the Canadian Collateral Agent, for the benefit of the Canadian Facility Lenders, a perfected first priority security interest (as and to the extent provided in the Canadian Guarantee and Collateral Agreement) in the Capital Stock of such new Canadian Subsidiary and (B) cause such new Canadian Subsidiary (x) to become a party to the Canadian Security Documents and (y) to take all actions reasonably deemed by the Canadian Collateral Agent to be necessary or advisable to cause the Liens created by the Canadian Security Documents in such new Canadian Subsidiary’s Collateral to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements or equivalents in such jurisdictions as may be reasonably requested by the Canadian Collateral Agent.

(d) At its own expense, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument reasonably deemed by the U.S. ABL Collateral Agent or the Canadian Collateral Agent, as applicable, to be necessary or desirable for the creation, perfection and priority and the continuation of the validity, perfection and priority of the foregoing Liens or any other Liens created pursuant to the Security Documents.

(e) Notwithstanding anything to the contrary in this Agreement, nothing in this subsection 7.9 shall require that any Loan Party grant a Lien with respect to any owned real property or fixtures in which such Loan Party acquires ownership rights to the extent that the Administrative Agent, in its reasonable judgment, determines that the granting of such a Lien is impracticable.

7.10 [Reserved].

7.11 Maintenance of New York Process Agent. In the case of a Canadian Borrower, maintain in New York, New York or at such other location in the United States of America as may be reasonably satisfactory to the Administrative Agent a Person acting as agent to receive on its behalf and on behalf of its property service of process and capable of discharging the functions of the New York Process Agent set forth in subsection 11.13(b).

7.12 Post-Closing Security Perfection.

(a) Security Perfection. The Borrower agrees to deliver or cause to be delivered such documents and instruments, and take or cause to be taken such other actions as may be reasonably necessary to provide the perfected security interests and guarantees described in subsection 6.1(a)(ii) and (iii), 6.1(g) and 6.1(h) that are not so provided on the Closing Date and to satisfy each other condition precedent that was not actually satisfied, but rather “deemed” satisfied on the Closing Date pursuant to the provisions set forth in subsection 6.1, and in any event to provide such perfected security interests and guarantees and to satisfy such other conditions within the applicable time periods set forth on Schedule 7.12(a), as such time periods may be extended by the Administrative Agent, in its sole discretion.

(b) Real Property. The applicable Loan Parties shall obtain and deliver to Administrative Agent, within sixty (60) days after the Closing Date (unless waived or extended by Administrative Agent in its sole discretion), to the extent such items have not been delivered as of the Closing Date, or delivery has not been waived by Administrative Agent in its discretion, the following:

(i) each of the Mortgages, executed and delivered by a duly authorized officer of the Loan Party signatory thereto;

(ii) the executed legal opinion of each local counsel in the jurisdiction set forth on Schedule 7.12(b)(ii), with respect to collateral security matters in connection with the Mortgages, each in form and substance reasonably satisfactory to the Administrative Agent and U.S. ABL Collateral Agent;

(iii) in respect of each of the Mortgaged Properties an irrevocable written commitment to issue a mortgagee’s title policy (or policies) or marked up unconditional binder for such insurance dated the Closing Date. Each such policy shall (i) be in the amount set forth with respect to such policy in Schedule 7.12(b)(iii), but in no event greater than 110% of the Fair Market Value of each Mortgaged Property; (ii) insure that the Mortgage insured thereby creates a valid Lien on the Mortgaged Properties encumbered thereby free and clear of all defects and encumbrances, except as may be approved by the U.S. ABL Collateral Agent, and except for Permitted Liens; (iii) name the U.S. ABL Collateral Agent as the insured thereunder; (iv) be in the form of an ALTA Loan Policy; (v) contain such endorsements and affirmative coverage, as reasonably agreed to by the U.S. ABL Collateral Agent and the Parent Borrower; and (vi) be issued by the Title Insurance Company or any other title companies reasonably satisfactory to the U.S. ABL Collateral Agent (with any other reasonably satisfactory title companies acting as co-insurers or reinsurers, at the reasonable option of the U.S. ABL Collateral Agent). The U.S. ABL Collateral Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of each such policy, and all charges for mortgage recording tax, if any, have been paid or other reasonably satisfactory arrangements have been made. The U.S. ABL Collateral Agent shall have also received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in this subsection and a copy, certified by such parties as the U.S. ABL Collateral Agent may deem reasonably appropriate, of all other documents affecting the property covered by each Mortgage as shall have been reasonably requested by the U.S. ABL Collateral Agent;

(iv) Parent shall have used reasonable best efforts to cause the Administrative Agent to have been named as an additional insured with respect to liability policies and the U.S. ABL Collateral Agent to have been named as loss payee and mortgagee with respect to the property insurance maintained by any Loan Party with respect to the Mortgaged Properties;

(v) with respect to any of the Mortgaged Properties which is located in an area identified by the Secretary of Housing and Urban Development as having special flood hazards, if the Administrative Agent shall have delivered notice(s) to the relevant Loan Party as required pursuant to Section 208.8(e)(3) of Regulation H of the Board, such Loan Party shall have delivered a flood certificate to the Administrative Agent;

(vi) a Survey with respect to all Mortgaged Properties along with the following items as the Administrative Agent may reasonably request:

(A) endorsements to the lender’s title insurance policy (or marked up title insurance commitment having the effect of a title insurance policy) dated the Closing Date and delivered to Administrative Agent insuring each Mortgage encumbering such Mortgaged Property, (1) eliminating the general or standard survey exception to the extent not previously eliminated on the Closing Date and (2) providing the customary comprehensive and survey endorsements thereto (to the extent available in the applicable jurisdiction) as well as any other endorsements which were omitted as a result of the applicable Loan Party’s failure to obtain and deliver a Survey contemporaneously with said title insurance policy (or marked title insurance commitment having the effect of a title insurance policy);

(B) an amendment to each Mortgage encumbering such Mortgaged Property delivered on the Closing Date amending the legal description therein, if necessary in the reasonable judgment of the Administrative Agent to make such mortgage consistent with the Survey (together with a modification endorsements to the lender’s title insurance policy (or marked up title insurance commitment having the effect of a title insurance policy) dated the Closing Date in form and substance reasonably acceptable to the Administrative Agent); and

(C) evidence reasonably acceptable to the Administrative Agent of payment by Parent Borrower of all premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the or Mortgage Amendments, if any, and issuance of the title policy endorsements referred to above; and

(vii) a zoning report in lieu of a zoning endorsement with respect to those Mortgaged Properties set forth on Schedule 7.12(b)(vii).

(c) Merger. The Parent Borrower shall deliver to the Administrative Agent, within fifteen (15) days after the Closing Date (unless waived or extended by Administrative Agent in its sole discretion), effective merger certificates, certified by the Secretary of States of the States of Texas and Delaware, with respect to the merger of HDS Acquisition Subsidiary, Inc. with and into HD Supply, Inc.

SECTION 8 NEGATIVE COVENANTS. The Parent Borrower hereby agrees that, from and after the Closing Date and so long as the Commitments remain in effect, and thereafter until payment in full of the ~~Revolving Credit~~ Loans, all Reimbursement Obligations and any other amount then due and owing to any Lender or any Agent hereunder and under any Note and termination or expiration of all Letters of Credit (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent):

8.1 [Reserved].

8.2 [Reserved].

8.3 Limitation on Fundamental Changes.

(a) The Parent Borrower will not, and will not permit any other Borrower to, consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person, unless:

(i) in the case of the Parent Borrower, the resulting, surviving or transferee Person (the “Successor Company”) will be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Parent Borrower) will expressly assume all the obligations of the Parent Borrower under this Agreement and the Loan Documents to which it is a party by executing and delivering to the Administrative Agent a joinder or one or more other documents or instruments in form reasonably satisfactory to the Administrative Agent;

(ii) immediately after giving effect to such transaction (and treating any Indebtedness that becomes an obligation of the Successor Company or any Restricted Subsidiary as a result of such transaction as having been Incurred by the Successor Company or such Restricted Subsidiary at the time of such transaction), no Default will have occurred and be continuing;

(iii) the Payment Condition is satisfied;

(iv) each applicable Borrower or Subsidiary Guarantor (other than (x) the Parent Borrower, (y) any Borrower that will be released from its obligations hereunder or any Subsidiary Guarantor that will be released from its obligations under its Subsidiary Guarantee, in each case in connection with such transaction and (z) any party to any such consolidation or merger) shall have delivered a joinder or other document or instrument in form reasonably satisfactory to the Administrative Agent, confirming its obligations hereunder or its Subsidiary Guarantee under the

Guarantee and Collateral Agreement, as applicable (other than any Borrower that will be released from its obligation hereunder or any Subsidiary Guarantee that will be discharged or terminated, in each case in connection with such transaction);

(v) to the extent required to be Collateral pursuant to the terms of the Security Documents and this Agreement, the Collateral owned by the Successor Company will (x) continue to constitute Collateral under the applicable Security Documents and (y) be subject to a Lien in favor of the U.S. ABL Collateral Agent (in the case of Collateral owned by any U.S. Borrowers or U.S. Subsidiary Guarantors) or the Canadian Collateral Agent (in the case of Collateral owned by any Canadian Borrowers or Canadian Subsidiary Guarantors);

(vi) the Parent Borrower will have delivered to the Administrative Agent a certificate signed by a Responsible Officer and a legal opinion each to the effect that such consolidation, merger or transfer complies with the provisions described in this paragraph, provided that (x) in giving such opinion such counsel may rely on such certificate of such Responsible Officer as to compliance with the foregoing clauses (ii) and (iii) of this subsection 8.3(a) and as to any matters of fact, and (y) no such legal opinion will be required for a consolidation, merger or transfer described in clause (d) of this subsection 8.3; and

(vii) in the case of the Canadian Borrower, the Successor Company is a Canadian Resident.

(b) [Reserved].

(c) The Successor Company will succeed to, and be substituted for, and may exercise every right and power of, the Parent Borrower or the applicable Borrower, respectively, under the Loan Documents, and thereafter the predecessor Parent Borrower or the applicable predecessor Borrower, respectively, shall be relieved of all obligations and covenants under this Agreement, except that the predecessor Parent Borrower or the applicable predecessor Borrower, respectively, in the case of a lease of all or substantially all its assets will not be released from the obligation to pay the principal of and interest on the Loans and Reimbursement Obligations owing in connection with Letters of Credit.

(d) Clauses (ii) and (iii) of subsection 8.3(a) will not apply to any transaction in which the Parent Borrower or any other Borrower consolidates or merges with or into or transfers all or substantially all its properties and assets to (x) an Affiliate incorporated or organized for the purpose of reincorporating or reorganizing the Parent Borrower or such other Borrower in another jurisdiction or changing its legal structure to a corporation or other entity or (y) a Subsidiary Guarantor so long as all assets of the Parent Borrower or such other Borrower, respectively, and the Restricted Subsidiaries immediately prior to such transaction (other than Capital Stock of such Subsidiary Guarantor) are owned by such Subsidiary Guarantor and its Restricted Subsidiaries that are Subsidiary Guarantors immediately after the consummation thereof. Subsection 8.3(a) will not apply to (1) any transaction in which any Restricted Subsidiary consolidates with, merges into or transfers all or part of its assets to the Parent Borrower or any other Borrower, (2) the reincorporation of the Parent Borrower from Texas to Delaware or (3) the Transactions.

8.4 [Reserved].

8.5 Limitation on Dividends, Acquisitions and Other Restricted Payments.

(a) The Parent Borrower shall not, and shall not permit any Material Restricted Subsidiary to, directly or indirectly, (i) declare or pay any dividend or make any distribution on or in respect of its Capital Stock (including any such payment in connection with any merger or consolidation to which the Parent Borrower is a party) except (x) dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock) and (y) dividends or distributions payable to the Parent Borrower or any Restricted Subsidiary (and, in the case of any such Restricted Subsidiary making such dividend or distribution, to other holders of its Capital Stock on no more than a pro rata basis, measured by value), (ii) purchase, redeem, retire or otherwise acquire for value any Capital Stock of the Parent Borrower held by Persons other than the Parent Borrower or a Restricted Subsidiary (other than any acquisition of Capital Stock deemed to occur upon the exercise of options if such Capital Stock represents a portion of the exercise price thereof), (iii) voluntarily purchase, repurchase, redeem or defease or otherwise voluntarily acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Senior Notes, any Senior Subordinated Notes or Subordinated Obligations (other than Subordinated Obligations owed to a Restricted Subsidiary and other than a purchase, repurchase, redemption, defeasance or other acquisition or retirement for value in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such acquisition or retirement) or (iv) make any Restricted Acquisition (any such dividend, distribution, purchase, repurchase, redemption, defeasance, other acquisition or retirement or Restricted Acquisition being herein referred to as a “Restricted Payment”), if at the time the Parent Borrower or such Restricted Subsidiary makes such Restricted Payment and after giving effect thereto:

(1) a Default shall have occurred and be continuing (or would result therefrom);

(2) the Consolidated Coverage Ratio would be less than 2.00:1.00; or

(3) the aggregate amount of such Restricted Payment and all other Restricted Payments (the amount so expended, if other than in cash, to be as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors) declared or made subsequent to the Closing Date and then outstanding would exceed, without duplication, the sum of:

(A) 50.0% of the Consolidated Net Income accrued during the period (treated as one accounting period) beginning on July 30, 2007 to the end of the most recent fiscal quarter ending prior to the date of such Restricted Payment for which consolidated financial statements of the Parent Borrower are available (or, in case such Consolidated Net Income shall be a negative number, 100.0% of such negative number);

(B) the aggregate Net Cash Proceeds and the fair value (as determined in good faith by the Parent Borrower) of property or assets received (x) by the Parent Borrower as capital contributions to the Parent Borrower after the Closing Date or from the issuance or sale (other than to a Restricted Subsidiary) of its Capital Stock (other than Disqualified Stock or Designated Preferred Stock) after the Closing Date (other than Excluded Contributions, any Specified Equity Contribution and Contribution Amounts) or (y) by the Parent Borrower or any Restricted Subsidiary from the issuance and sale by the Parent Borrower or any Restricted Subsidiary after the Closing Date of Indebtedness that shall have been converted into or exchanged for Capital Stock of the Parent Borrower (other than Disqualified Stock or Designated Preferred Stock) or any Parent, plus the amount of any cash and the fair value (as determined in good faith by the Parent Borrower) of any property or assets, received by the Parent Borrower or any Restricted Subsidiary upon such conversion or exchange;

(C)(i) the aggregate amount of cash and the fair value (as determined in good faith by the Parent Borrower) of any property or assets received from dividends, distributions, interest payments, return of capital, repayments of Investments or other transfers of assets to the Parent Borrower or any Restricted Subsidiary from any Unrestricted Subsidiary, including dividends or other distributions related to dividends or other distributions made pursuant to subsection 8.5(b)(x) below, plus (ii) the aggregate amount resulting from the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary (valued in each case as provided in the definition of “Investment” in the Cash Flow Credit Agreement or any similar definition of the Cash Flow Credit Agreement (or, should the definitions in the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding definition of the Cash Flow Credit Agreement)); and

(D) in the case of any disposition or repayment of any Investment (as defined in the Cash Flow Credit Agreement (or, should the definitions in the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding definition of the Cash Flow Credit Agreement)) constituting a Restricted Payment (without duplication of any amount deducted in calculating the amount of Investments at any time outstanding included in the amount of Restricted Payments or in the calculation of availability under paragraph (b) below), an amount in the aggregate equal to the aggregate amount of cash and the fair value (as determined in good faith by the Parent Borrower) of any property or assets received by the Parent Borrower or a Restricted Subsidiary with respect to all such dispositions and repayments.

(b) The provisions of subsection 8.5(a) above do not prohibit any of the following (each, a “Permitted Payment”):

(i) any purchase, redemption, repurchase, defeasance or other acquisition or retirement of Capital Stock of the Parent Borrower (“Treasury Capital Stock”), any Senior Notes, any Senior Subordinated Notes or Subordinated Obligations made by exchange (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares) for, or out of the proceeds of the substantially concurrent issuance or sale of, Capital Stock of the Parent Borrower (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary) (“Refunding Capital Stock”) or a substantially concurrent capital contribution to the Parent Borrower, in each case other than Excluded Contributions, Specified Equity Contributions and Contribution Amounts; provided that (x) the Net Cash Proceeds from such issuance, sale or capital contribution shall be excluded in subsequent calculations under subsection 8.5(a)(3)(B) above and (y) if immediately prior to such acquisition or retirement of such Treasury Capital Stock, dividends thereon were permitted pursuant to subsection 8.5(b)(xiii), dividends on such Refunding Capital Stock in an aggregate amount per annum not exceeding the aggregate amount per annum of dividends so permitted on such Treasury Capital Stock;

(ii) any purchase, redemption, repurchase, defeasance or other acquisition or retirement of any Senior Notes, any Senior Subordinated Notes or other Subordinated Obligations (w) made by exchange for, or out of the proceeds of the substantially concurrent issuance or sale of Indebtedness of the Parent Borrower or Refinancing Indebtedness, in each case Incurred in compliance with subsection 7.1 of the Cash Flow Credit Agreement or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement) (provided that, in the case of any purchase, redemption, repurchase, defeasance or other acquisition or retirement of the Senior Subordinated Notes or other Subordinated Obligations outstanding on the Closing Date or Indebtedness incurred pursuant to subsection 7.1(b)(viii)(H) of the Cash Flow Credit Agreement or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement), such Indebtedness or Refinancing Indebtedness shall be solely comprised of Subordinated Obligations), (x) from declined amounts as contemplated by subsection 3.4(e) of the Cash Flow Credit Agreement or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement), (y) following the occurrence of a Change of Control (or other similar event described therein as a “change of control”), but only if the Payment Condition shall be satisfied or the applicable Borrower shall have complied with the last paragraph of subsection 8.8(a), or (z) constituting Acquired Indebtedness;

(iii) any dividend paid within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with subsection 8.5(a);

(iv) other Restricted Payments in an aggregate amount outstanding at any time not to exceed the amount of Excluded Contributions; provided that at the time such Restricted Payment is made the Payment Condition shall be satisfied;

(v) loans, advances, dividends or distributions by the Parent Borrower to any Parent to permit any Parent to repurchase or otherwise acquire its Capital Stock (including any options, warrants or other rights in respect thereof), or payments by the Parent Borrower to repurchase or otherwise acquire Capital Stock of any Parent or the Parent Borrower (including any options, warrants or other rights in respect thereof), in each case from Management Investors, such payments, loans, advances, dividends or distributions not to exceed an amount (net of repayments of any such loans or advances) equal to (x)(1) $50.0 million, plus (2) $10.0 million multiplied by the number of calendar years that have commenced since the Closing Date, plus (y) the Net Cash Proceeds received by the Parent Borrower since the Closing Date from, or as a capital contribution from, the issuance or sale to Management Investors of Capital Stock (including any options, warrants or other rights in respect thereof), to the extent such Net Cash Proceeds are not included in any calculation under subsection 8.5(a)(3)(B)(x) above, plus (z) the cash proceeds of key man life insurance policies received by the Parent Borrower or any Restricted Subsidiary (or by any Parent and contributed to the Parent Borrower) since the Closing Date to the extent such cash proceeds are not included in any calculation under subsection 8.5(a)(3)(A) above; provided that any cancellation of Indebtedness owing to the Parent Borrower or any Restricted Subsidiary by any Management Investor in connection with any repurchase or other acquisition of Capital Stock (including any options, warrants or other rights in respect thereof) from any Management Investor shall not constitute a Restricted Payment for purposes of this subsection 8.5 or any other provision of this Agreement;

(vi) the payment by the Parent Borrower of, or loans, advances, dividends or distributions by the Parent Borrower to any Parent to pay dividends on the common stock or equity of the Parent Borrower or any Parent following a public offering of such common stock or equity in an amount not to exceed in any fiscal year 6.0% of the aggregate gross proceeds received by the Parent Borrower (whether directly, or indirectly through a contribution to common equity capital) in or from such public offering;

(vii) any Restricted Payment; provided that at the time such Restricted Payment is made the Payment Condition shall be satisfied; provided further that if such Restricted Payment is a Restricted Acquisition, the Parent Borrower shall have provided evidence in reasonable detail to the Administrative Agent that Excess Availability after giving effect thereto would not be less than $315.0 million;

(viii) loans, advances, dividends or distributions to any Parent or other payments by the Parent Borrower or any Restricted Subsidiary (A) to satisfy or permit any Parent to satisfy obligations under the Management Agreements, (B) pursuant to the Tax Sharing Agreement or (C) to pay or permit any Parent to pay any Parent Expenses or any Related Taxes;

(ix) payments by the Parent Borrower, or loans, advances, dividends or distributions by the Parent Borrower to any Parent to make payments, to holders of Capital Stock of the Parent Borrower or any Parent in lieu of issuance of fractional shares of such Capital Stock, not to exceed $5.0 million in the aggregate outstanding at any time;

(x) dividends or other distributions of Capital Stock, Indebtedness or other securities of Unrestricted Subsidiaries;

(xi) any Restricted Payment pursuant to or in connection with the Transactions;

(xii) dividends to holders of any class or series of Disqualified Stock, or of any Preferred Stock of a Restricted Subsidiary, Incurred in accordance with subsection 7.1 of the Cash Flow Credit Agreement or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement);

(xiii)(A) dividends on any Designated Preferred Stock of the Parent Borrower issued after the Closing Date, provided that at the time of such issuance and after giving effect thereto on a pro forma basis, the Consolidated Coverage Ratio would be at least 2.00 to 1.00 or (B) any dividend on Refunding Capital Stock that is Preferred Stock, provided that at the time of the declaration of such dividend and after giving effect thereto on a pro forma basis, the Consolidated Coverage Ratio would be at least 2.00:1.00, or (C) loans, advances, dividends or distributions to any Parent to permit dividends on any Designated Preferred Stock of any Parent issued after the Closing Date, in an amount (net of repayments of any such loans or advances) not exceeding the aggregate cash proceeds received by the Parent Borrower from the issuance or sale of such Designated Preferred Stock of such Parent; and

(xiv) distributions or payments of Special Purpose Financing Fees;

provided that (A) in the case of subsections 8.5(b)(i)(y), (iii), (vi), (ix) and (xiii)(B), the net amount of any such Permitted Payment shall be included in subsequent calculations of the amount of Restricted Payments, (B) in all cases other than pursuant to clause (A) immediately above the net amount of any such Permitted Payment shall be excluded in subsequent calculations of the amount of Restricted Payments and (C) solely with respect to subsections 8.5(b)(vii) and (xiii), no Default or Event of Default shall have occurred or be continuing at the time of any such Permitted Payment after giving effect thereto.

(c) Notwithstanding the foregoing provisions of this subsection 8.5 and for so long as any Senior Notes or Senior Subordinated Notes remains outstanding, the Parent Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, pay any cash dividend or make any cash distribution on or in respect of the Parent Borrower’s Capital Stock or purchase for cash or otherwise acquire for cash any Capital Stock of the Parent Borrower or any Parent, for the purpose of paying any cash dividend or making any cash distribution to, or acquiring Capital Stock of the Parent Borrower or any Parent for cash from, the Investors, or Guarantee any Indebtedness of any Affiliate of the Borrower for the purpose of paying such dividend, making such distribution or so acquiring such Capital Stock to or from the Investors, in each case by means of utilization of the cumulative Restricted Payment credit provided by subsection 8.5(a)(3), or the exceptions provided by subsection 8.5(b)(iii), (vii) or (x), unless at the time and after giving effect to such payment, (x) the Consolidated Total Leverage Ratio of the Borrower would have been equal to or less than 6.0 to 1.0 and (y) such payment is otherwise in compliance with this subsection 8.5; provided that notwithstanding the refinancing in full of the Senior Notes or Senior Subordinated Notes, to the extent that any agreement governing the Indebtedness so refinancing the Senior Notes or Senior Subordinated Notes includes a provision substantially similar to this provision, the foregoing paragraph (c) (as modified as appropriate to conform to such provision) shall continue to apply notwithstanding the refinancing of the Senior Notes or Senior Subordinated Notes for so long as such notes shall remain outstanding.

(d) To the extent any Extension of Credit is used to effect in whole or in part the acquisition of an Acquired Person, such acquisition shall not be permitted if the board of directors or other governing body of such Acquired Person or the Person selling such Acquired Person shall have indicated its opposition to such acquisition.

8.6 [Reserved]

8.7 [Reserved]

8.8 Limitation on Modifications of Debt Instruments and Other Documents. The Parent Borrower will not, and will not permit any Material Restricted Subsidiary to:

(a) in the event of the occurrence of a Change of Control, repurchase or repay any Senior Subordinated Notes;

(b) amend, supplement, waive or otherwise modify any of the provisions (x) of the Senior Notes Indenture or any other indenture or principal document governing the Senior Notes or (y) of the Senior Subordinated Notes Indenture or any other indenture or principal document governing the Senior Notes:

(i) except as permitted pursuant to subsection 8.5, which shortens the fixed maturity or increases the principal amount of, or increases the rate or shortens the time of payment of interest on, or increases the amount or shortens the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of the Senior Notes or Senior Subordinated Notes, or increases the amount of, or accelerates the time of payment of, any fees or other amounts payable in connection therewith;

(ii) which relates to any material affirmative or negative covenants or any events of default or remedies thereunder and the effect of which is to subject the Parent Borrower or any of its Restricted Subsidiaries to any more onerous or more restrictive provisions; or

(iii) which otherwise adversely affects the interests of the holders of the Senior Notes or the Senior Subordinated Notes or the interests of the Lenders under this Agreement or any other Loan Document in any material respect.

(c) effect any extension, refinancing, refunding, replacement or renewal of Indebtedness under the Cash Flow Loan Documents, unless such refinancing Indebtedness, to the extent secured by any assets of any Loan Party, is secured only by assets of the Loan Parties that constitute Collateral for the obligations of the Borrowers hereunder and under the other Loan Documents pursuant to a security agreement subject to the Intercreditor Agreement or another intercreditor agreement that is no less favorable to the Secured Parties than the Intercreditor Agreement (as the same may be amended, supplemented, waived or otherwise modified from time to time, a “Replacement Intercreditor Agreement”).

The provisions of subsection 8.8(b) shall not restrict or prohibit (x) (i) any refinancing of the Senior Notes permitted pursuant to subsection 8.5 or (ii) any refinancing of the Senior Subordinated Notes permitted pursuant to subsection 8.5 or (y) any Incurrence of Additional Notes (as defined in any Senior Notes Indenture or Senior Subordinated Notes Indenture) permitted pursuant to subsection 7.1 of the Cash Flow Credit Agreement or any similar section of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement).

8.9 [Reserved].

8.10 Minimum Consolidated Fixed Charge Coverage Ratio Covenant. The Parent Borrower will not permit the Consolidated Fixed Charge Coverage Ratio, upon the occurrence of a Liquidity Event and so long as such Liquidity Event is continuing, to be less than 1.00 to 1.00. For purposes of determining satisfaction with the foregoing Consolidated Fixed Charge Coverage Ratio under this subsection 8.10, any Specified Equity Contribution will, at the option of the Parent Borrower but in compliance with the definition of the term “Specified Equity Contribution,” be included in the calculation of Consolidated EBITDA for the four fiscal quarter period ending immediately prior to the receipt by the Parent Borrower of the Specified Equity Contribution for which financial statements shall have been delivered hereunder.

8.11 Special Purpose Financing. No Special Purpose Financing shall be consummated unless (a) the Administrative Agent shall have been given no less than 10 Business Days’ prior written notice of such consummation, (b) any assets transferred (a “Special Purpose Assets Transfer”) into the Special Purpose Entity relating to such Special Purpose Financing shall not be permitted to be included in any component of the Borrowing Base from and after such Special Purpose Assets Transfer and (c) such Special Purpose Assets Transfer shall not result in (x) Excess Availability being less than $315.0 million immediately after giving effect to such Special Purpose Assets Transfer (and Parent Borrower shall have provided the Administrative Agent evidence in reasonable detail to that effect) or (y) any Default in the observance of the requirements under subsection 4.4(c) immediately after giving effect to such Special Purpose Assets Transfer; provided that if such Special Purpose Financing shall be terminated or expire, any Receivables that would otherwise be transferred to the Special Purpose Entity relating thereto shall no longer be transferred to such Special Purpose Entity.

SECTION 9 EVENTS OF DEFAULT.

If any of the following events shall occur and be continuing:

(a) Any Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when due in accordance with the terms hereof (whether at stated maturity, by mandatory prepayment or otherwise); or any of the Borrowers shall fail to pay any interest on any Loan or any

Reimbursement Obligations, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document (or in any amendment, modification or supplement hereto or thereto) or that is contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

(c) Any Loan Party shall default in the observance or performance of any agreement contained in subsections 4.16, 7.2(f), 7.4 (with respect to maintenance of existence of the Parent Borrower), 7.5, 7.6 or 7.7(a) or Section 8 of this Agreement or Section 5.2.2 of the U.S. Guarantee and Collateral Agreement or Section 5.2.2 of the Canadian Guarantee and Collateral Agreement; provided that, in the case of a default in the observance or performance of its obligations under subsections 4.16 or 7.7(a), such default shall have continued unremedied for a period of two days after a Responsible Officer of the Parent Borrower shall have discovered or should have discovered such default; or

(d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 9), and such default shall continue unremedied for a period ending on the earlier of (i) the date 32 days after a Responsible Officer of the Parent Borrower shall have discovered or should have discovered such default and (ii) the date 15 days after written notice has been given to the Borrower Representative by the Administrative Agent or the Required Lenders; or

(e)(i) Any Loan Party or any of its Material Restricted Subsidiaries shall default in any payment of principal of or interest on any Indebtedness for borrowed money or any Loan Party or any of its Material Restricted Subsidiaries shall default in the payment of principal of or interest on any Indebtedness, in each case (excluding the Loans and any Indebtedness owed to the any Borrower or any Loan Party) in excess of $100.0 million beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created; (ii) any Loan Party or any of its Material Restricted Subsidiaries shall default in the observance or performance of any other agreement or condition relating to any Indebtedness (excluding the Loans) referred to in clause (i) above or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice or lapse of time if required, such Indebtedness to become due prior to its stated maturity (an “Acceleration”) and, if any notice (a “Default Notice”) shall be required to commence a grace period or declare the occurrence of an event of default before notice of Acceleration may be delivered, such Default Notice shall have been given or (iii) there shall have been an Acceleration of any Indebtedness (excluding the Loans) referenced to in clause (i) above; or

(f) If (i) any Loan Party or any of its Material Restricted Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, interim receiver, receivers, receiver and manager, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party or any of its Material Restricted Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party or any of its Material Restricted Subsidiaries any case, proceeding or other action of a nature referred to in clause

(i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged, unstayed or unbonded for a period of 60 days; or (iii) there shall be commenced against any Loan Party or any of its Material Restricted Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party or any of its Material Restricted Subsidiaries shall take any corporate or other similar organizational action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Loan Party or any of its Material Restricted Subsidiaries shall be generally unable to, or shall admit in writing its general inability to, pay its debts as they become due; or

(g)(i) Any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, or (ii) any “accumulated funding deficiency” (as defined in Section 302 of ERISA) or, on and after the effectiveness of the Pension Act, any failure by any Plan to satisfy the minimum funding standard (as defined in Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of either of the Parent Borrower or any Commonly Controlled Entity, or (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is in the reasonable opinion of the Administrative Agent likely to result in the termination of such Plan for purposes of Title IV of ERISA, or (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA other than a standard termination pursuant to Section 4041(b) of ERISA, or (v) either of the Parent Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Administrative Agent is reasonably likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan, or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, would be reasonably expected to result in a Material Adverse Effect; or

(h) One or more judgments or decrees shall be entered against any Loan Party or any of its Material Restricted Subsidiaries involving in the aggregate at any time a liability (net of any insurance or indemnity payments actually received in respect thereof prior to or within 60 days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) of $100.0 million or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

(i)(i) Any of the Security Documents shall cease for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof), or the Parent Borrower or any Loan Party, in each case that is a party to any of the Security Documents shall so assert in writing, or (ii) the Lien created by any of the Security Documents shall cease to be perfected and enforceable in accordance with its terms or of the same effect as to perfection and priority purported to be created thereby with respect to any significant portion of the Collateral (other than in connection with any termination of such Lien in respect of any Collateral as permitted hereby or by any Security Document), and such failure of such Lien to be perfected and enforceable with such priority shall have continued unremedied for a period of 20 days; or

(j) A Change of Control shall have occurred;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to any Borrower, the Commitments and any obligation of an Issuing

Lender to issue, amend or renew Letters of Credit, if any, shall automatically immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, all amounts of BA Equivalent Loans, Bankers’ Acceptances and L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and whether or not the BA Equivalent Loans or Bankers’ Acceptances have matured) shall immediately become due and payable and the outstanding Letters of Credit shall be cash collateralized in accordance with the following paragraph, and (B) if such event is any other Event of Default either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the U.S. Borrower Representative and the Canadian Borrower Representative, (x) declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate and/or (y) declare any obligation of any Issuing Lender to issue, amend or renew Letters of Credit to be terminated; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the U.S. Borrower Representative and the Canadian Borrower Representative, (x) declare the ~~Revolving Credit~~ Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of Bankers’ Acceptances, BA Equivalent Loans and L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder and whether or not the Bankers’ Acceptance or BA Equivalent Loans have matured) to be due and payable forthwith, whereupon the same shall immediately become due and payable and/or (y) require the Borrowers to cash collateralize all outstanding Letters of Credit in accordance with the following paragraph.

In the case of all U.S. Facility Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the applicable U.S. Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount in immediately available funds equal to the aggregate then undrawn and unexpired amount of such U.S. Facility Letters of Credit (and each U.S. Borrower hereby grants to the U.S. ABL Collateral Agent, for the ratable benefit of the applicable Secured Parties, a continuing security interest in all amounts at any time on deposit in such collateral account to secure the undrawn and unexpired amount of such U.S. Facility Letters of Credit and all other obligations under the Loan Documents of the U.S. Borrowers). In the case of all Canadian Facility Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the applicable Canadian Borrower shall at such time deposit in a cash collateral account opened by the Canadian Agent an amount in immediately available funds equal to the aggregate then undrawn and unexpired amount of such Canadian Facility Letters of Credit (and the Canadian Borrowers hereby grant to the Canadian Collateral Agent, for the ratable benefit of the applicable Secured Parties, a continuing security interest in all amounts at any time on deposit in such cash collateral account to secure the undrawn and unexpired amount of such Canadian Facility Letters of Credit and all other obligations of such Canadian Borrowers under the Loan Documents). Each Borrower shall execute and deliver to the Administrative Agent or Canadian Agent, as applicable, for the account of the Issuing Lender and the L/C Participants, such further documents and instruments as such Agent may request to evidence the creation and perfection of such security interest in such cash collateral accounts. If at any time the Administrative Agent or the Canadian Agent, as applicable, determines that any funds held in such cash collateral account are subject to any right or claim of any Person other than the U.S. ABL Collateral Agent or the Canadian Collateral Agent, as applicable, and the applicable Secured Parties, or that the total amount of such funds is less than the aggregate undrawn and unexpired amount of outstanding U.S. Facility Letters of Credit or Canadian Facility Letters of Credit, as applicable, the applicable Borrowers, shall, forthwith, upon demand by the Administrative Agent or the Canadian Agent, as applicable, pay to the Administrative Agent or the Canadian Agent, as applicable, as additional funds to be deposited and held in such cash collateral account, an amount equal to the excess of (a) such aggregate undrawn and unexpired amount over (b) the total amount of funds, if any, then held in such cash collateral account that the Administrative Agent or the Canadian Agent, as applicable, determines to be free and clear of any such right and claim. Amounts held in such cash collateral account with respect to U.S. Facility Letters of Credit shall be applied by the Administrative Agent to the payment of drafts drawn under such U.S. Facility Letters of Credit, and the unused portion thereof after all such U.S. Facility Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the U.S. Borrowers hereunder and under the other Loan Documents. Amounts held in any such cash collateral account with respect to Canadian Facility Letters of Credit shall be applied by the Canadian Agent to the payment of drafts drawn under such Canadian Facility Letters of Credit, and the unused portion thereof after all such Canadian Facility Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Canadian Borrowers hereunder and under the other Loan Documents. After all Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrowers hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the applicable Borrower. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no Lender in its capacity as a Secured Party or as beneficiary of any security granted pursuant to the Security Documents shall have any right to exercise remedies in respect of such security without the prior written consent of the Required Lenders.

Except as expressly provided above in this Section 9, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

SECTION 10 THE AGENTS AND THE OTHER REPRESENTATIVES.

10.1 Appointment.

(a) Each Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to or required of such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agents and the Other Representatives shall not have any duties or responsibilities, except, in the case of the Administrative Agent, the Collateral Agent, the U.S. ABL Canadian Agent, the Canadian Collateral Agent, and the Issuing Lender, those expressly set forth herein and in the other Loan Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent or the Other Representatives. Each of the Agents may perform any of their respective duties under this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein by or through its respective officers, directors, agents, employees or affiliates (it being understood and agreed, for avoidance of doubt and without limiting the generality of the foregoing, that the Administrative Agent, the U.S. ABL Collateral Agent, the Canadian Agent and the Canadian Collateral Agent may perform any of their respective duties under the Security Documents by or through one or more of their respective affiliates).

(b) For greater certainty, and without limiting the powers of the Agents or any other Person acting as an agent, attorney-in-fact or mandatory for the Agents under this Agreement or under any of the Loan Documents, each Lender (for itself and for all other Secured Parties that are Affiliates of such Lender) and each Agent hereby (a) irrevocably appoints and constitutes (to the extent necessary) and confirms the constitution of (to the extent necessary), the Canadian Collateral Agent as the holder of an irrevocable power of attorney (in such capacity, the “fondé de pouvoir”) within the meaning of Article 2692 of the Civil Code of Québec for the purposes of entering and holding on their behalf, and for their benefit, any Liens, including hypothecs, granted or to be granted by any Loan Party on movable or immovable property pursuant to the laws of the Province of Québec to secure obligations of any Loan Party under any bond issued by any Loan Party and exercising such powers and duties which are conferred upon the Canadian Collateral Agent in its capacity as fondé de pouvoir under any of the Quebec Security Documents; and (b) appoints (and confirms the appointment of) and agrees that the Canadian Agent, acting as agent for the applicable Secured Parties, may act as the custodian, registered holder and mandatory (in such capacity, the “Custodian”) with respect to any bond that may be issued and pledged from time to time for the benefit of the applicable Secured Parties. Each applicable Secured Party shall be entitled to the benefits of any charged property covered by any of the Quebec Security Documents and will participate in the proceeds of realization of any such charged property, the whole in accordance with the terms thereof.

(c) The said constitution of the Canadian Collateral Agent as fondé de pouvoir (within the meaning of Article 2692 of the Civil Code of Québec) and of the Canadian Agent as Custodian with respect to any bond that may be issued and pledged by any Loan Party from time to time for the benefit of the applicable Secured Parties shall be deemed to have been ratified and confirmed by any Assignee by the execution of an Assignment and Acceptance.

(d) Notwithstanding the provisions of Section 32 of An Act Respecting the Special Powers of Legal Persons (Québec), the Administrative Agent, the U.S. ABL Collateral Agent, the Canadian Agent and the Canadian Collateral Agent may purchase, acquire and be the holder of any bond issued by any Loan Party. Each of the Loan Parties hereby acknowledges that any such bond shall constitute a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Québec.

(e) The Canadian Collateral Agent herein appointed as fondé de pouvoir and Custodian shall have the same rights, powers and immunities as the Agents as stipulated in this Section 10 of the Credit Agreement, which shall apply mutatis mutandis. Without limitation, the provisions of subsection 10.10 shall apply mutatis mutandis to the resignation and appointment of a successor to the Canadian Collateral Agent acting as fondé de pouvoir and Custodian.

(f) The execution by GE Canada Finance Holding Company or Merrill Lynch Capital Canada Inc., as predecessor to GE Canada Finance Holding Company in its capacity as Canadian Agent and Canadian Collateral Agent, as fondé de pouvoir and mandatary, prior to this agreement of any deeds of hypothec or other Security Documents is hereby ratified and confirmed.

10.2 Delegation of Duties. In performing its functions and duties under this Agreement, each Agent shall act solely as agent for the Lenders and, as applicable, the other Secured Parties, and no Agent assumes any (and shall not be deemed to have assumed any) obligation or relationship of agency or trust with or for the Parent Borrower or any of its Subsidiaries. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact (including the Canadian Agent in the case of the Administrative Agent and the Administrative Agent in the case of the Canadian Agent, the Canadian Collateral Agent in the case of the U.S. ABL Collateral Agent, the U.S. ABL Collateral Agent in the case of the Canadian Collateral Agent, the U.S. ABL Collateral Agent in the case of the Administrative Agent and the Canadian Collateral Agent in the case of the Canadian Agent), and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact or counsel selected by it with reasonable care.

10.3 Exculpatory Provisions. No Agent or Other Representative, or any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action taken or omitted to be taken by such Person under or in connection with this Agreement or any other Loan

Document (except for the gross negligence or willful misconduct of such Person or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates) or (b) responsible in any manner to any of the Lenders for (i) any recitals, statements, representations or warranties made by any Borrower or any other Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent or any Other Representative under or in connection with, this Agreement or any other Loan Document, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Notes or any other Loan Document, (iii) any failure of the Borrower or any other Loan Party to perform its obligations hereunder or under any other Loan Document, (iv) the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, (v) the satisfaction of any of the conditions precedent set forth in Section 6, or (vi) the existence or possible existence of any Default or Event of Default. No Agent or Other Representative shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Borrower or any other Loan Party. Each Lender agrees that, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent or the Canadian Agent hereunder or given to the Administrative Agent or the Canadian Agent for the account of or with copies for the Lenders, the Agents and the Other Representatives shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Borrower or any other Loan Party which may come into the possession of the Agents and the Other Representatives or any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates.

10.4 Reliance by the Administrative Agent. Each Agent shall be entitled to rely, and shall be fully protected (and shall have no liability to any Person) in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by such Agent. The Administrative Agent and Canadian Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with subsection 11.6 and all actions required by such subsection in connection with such transfer shall have been taken. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor. Each Agent shall be fully justified as between itself and the Lenders in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders and/or such other requisite percentage of the Lenders as is required pursuant to subsection
 11.1(a) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and any Notes and the other Loan Documents in accordance with a request of the Required Lenders and/or such other requisite percentage of the Lenders as is required pursuant to subsection 11.1(a), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

10.5 Notice of Default. The Administrative Agent and Canadian Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent or Canadian Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Administrative Agent or the Canadian Agent receives such a notice, the Administrative Agent or the Canadian Agent, as applicable, shall give prompt notice thereof to the Lenders. The Administrative Agent and the Canadian Agent shall take such action reasonably promptly with respect to such Default or Event of Default as shall be directed by the Required Lenders and/or such other requisite percentage of the Lenders as is required pursuant to subsection 11.1(a); provided that unless and until the Administrative Agent and the Canadian Agent shall have received such directions, the Administrative Agent or the Canadian Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

10.6 Acknowledgement and Representations by Lenders. Each Lender expressly acknowledges that none of the Agents, the Other Representatives or their officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent or any Other Representative hereafter taken, including any review of the affairs of any Borrowers or any other Loan Party, shall be deemed to constitute any representation or warranty by such Agent or such Other Representative to any Lender. Each Lender represents to the Agents, the Other Representatives and each of the Loan Parties that, independently and without reliance upon any Agent, the Other Representatives or any other Lender, and based on such documents and information as it has deemed appropriate, it has made and will make, its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and the other Loan Parties, it has made its own decision to make its Loans hereunder and enter into this Agreement and it will make its own decisions in taking or not taking any action under this Agreement and the other Loan Documents and, except as expressly provided in this Agreement, neither the Agents nor any Other Representative shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. Each Lender represents to each other party hereto that it is a bank, savings and loan association or other similar savings institution, insurance company, investment fund or company or other financial institution which makes or acquires commercial loans in the ordinary course of its business, that it is participating hereunder as a Lender for such commercial purposes, and that it has the knowledge and experience to be and is capable of evaluating the merits and risks of being a Lender hereunder. Each Lender acknowledges and agrees to comply with the provisions of subsection 11.6 applicable to the Lenders hereunder.

10.7 Indemnification.

(a) The Lenders agree to indemnify each Agent (or any Affiliate thereof), each Issuing Lender (or Affiliate thereof) and each Other Representative (or any Affiliate thereof) (to the extent not reimbursed by the Borrowers or any other Loan Party and without limiting the obligation of the Borrowers to do so), ratably according to their respective Total Credit Percentages in effect on the date on which indemnification is sought under this subsection 10.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the ~~Revolving Credit~~ Loans shall have been paid in full, ratably in accordance with their Total Credit Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the ~~Revolving Credit~~ Loans) be imposed on, incurred by or asserted against any Agent (or any Affiliate thereof) in any way relating to or arising out of this Agreement, any of the other Loan Documents or the transactions contemplated hereby or thereby or any action taken or omitted by any Agent (or any Affiliate thereof) under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent arising from (a) such Agent’s gross negligence or willful misconduct or (b) claims made or legal proceedings commenced against such

Agent by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The obligations to indemnify the Issuing Lender and Swing Line Lender shall be ratable among the Revolving Lenders in accordance with their respective Revolving Commitments (or, if the Revolving Commitments have been terminated, the outstanding principal amount of their respective Revolving Credit Loans and L/C Obligations and their respective participating interests in the outstanding Letters of Credit) and shall be payable only by the Revolving Lenders. The agreements in this subsection 10.7 shall survive the payment of the Loans and all other amounts payable hereunder.

(b) Any Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document (except actions expressly required to be taken by it hereunder or under the Loan Documents) unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

(c) The provisions of this subsection 10.7 shall apply to the Issuing Lender in its capacity as such to the same extent that such provisions apply to the Administrative Agent.

(d) The provisions of this subsection 10.7 shall survive the payment of all Borrower Obligations and Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement).

10.8 The Agents and Other Representatives in Their Individual Capacity. The Agents, the Other Representatives and their Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Borrower or any other Loan Party as though the Agents and the Other Representatives were not the Administrative Agent or the Other Representatives hereunder and under the other Loan Documents. With respect to Loans made or renewed by them and any Note issued to them and with respect to any Letter of Credit issued or participated in by them, the Agents and the Other Representatives shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though they were not an Agent or an Other Representative, and the terms “Lender” and “Lenders” shall include the Agents and the Other Representatives in their individual capacities.

10.9 Right to Request and Act on Instructions.

(a) Each Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents an Agent is permitted or desires to take or to grant, and if such instructions are promptly requested, the requesting Agent shall be absolutely entitled as between itself and the Lenders to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Lender for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Required Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement. Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of an Agent acting or refraining from acting under this Agreement or any of the other Financing Documentation in accordance with the instructions of Required Lenders or Required Lenders (or all or such other portion of the Lenders as shall be prescribed by this Agreement) and, notwithstanding the instructions of Required Lenders (or such other applicable portion of the Lenders), an Agent shall have no obligation to any Lender to take any action if it believes, in good faith, that such action would violate applicable law or exposes an Agent to any liability for which it has not received satisfactory indemnification in accordance with the provisions of subsection 10.7.

(b) Each Lender authorizes and directs the Agents to enter into the Security Documents, the Intercreditor Agreement and any Replacement Intercreditor Agreement for the benefit of the Lenders and the other Secured Parties. Each Lender hereby agrees, and each holder of any Note or participant in a Letter of Credit by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Administrative Agent, the U.S. ABL Collateral Agent, the Canadian Agent, the Canadian Collateral Agent or the Required Lenders in accordance with the provisions of this Agreement, the Security Documents, the Intercreditor Agreement or any Replacement Intercreditor Agreement, and the exercise by the Agents or the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Administrative Agent, the U.S. ABL Collateral Agent, the Canadian Agent and the Canadian Collateral Agent are hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time, to take any action with respect to any Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents.

(c) The Lenders hereby authorize the Canadian Collateral Agent and the U.S. ABL Collateral Agent, as applicable, in each case at its option and in its discretion, to (A) release any Lien granted to or held by such Agent upon any Collateral (i) upon payment and satisfaction of all of the obligations under the Loan Documents at any time arising under or in respect of this Agreement or the Loan Documents or the transactions contemplated hereby or thereby and with no Letters of Credit outstanding (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent or the Canadian Agent, as applicable) and no other amounts owing hereunder, (ii) constituting property being sold or otherwise disposed of (to Persons other than a Loan Party) upon the sale or other disposition thereof to the extent permitted by any Loan Document, (iii) if approved, authorized or ratified in writing by the Required Lenders (or such greater amount, to the extent required by subsection 11.1) or (iv) as otherwise may be expressly provided in the relevant Security Documents or (B) enter into any intercreditor agreement on behalf of, and binding with respect to, the Lenders and their interest in designated assets, including to clarify the respective rights of all parties in and to designated assets. Upon request by the Canadian Collateral Agent or the U.S. ABL Collateral Agent, at any time, the Lenders will confirm in writing such Agent’s authority to release particular types or items of Collateral pursuant to this subsection 10.9.

(d) The Lenders hereby authorize the Administrative Agent, the Canadian Agent, the Canadian Collateral Agent and the U.S. ABL Collateral Agent, as the case may be, in each case at its option and in its discretion, to enter into any amendment, amendment and restatement, restatement, waiver, supplement or modification, and to make or consent to any filings or to take any other actions, in each case as contemplated by subsection 11.17. Upon request by any Agent, at any time, the Lenders will confirm in writing the Administrative Agent’s, the Canadian Agent’s, the Canadian Collateral Agent’s and the U.S. ABL Collateral Agent’s authority under this subsection 10.9(d).

(e) No Agent or Issuing Lender shall have any obligation whatsoever to the Lenders to assure that the Collateral exists or is owned by the Parent Borrower or any of its Subsidiaries or is cared for, protected or insured or that the Liens granted to any Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Agents in this subsection 10.9 or in any of the Security Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, each Agent may act in any manner it may deem appropriate, in its sole discretion, given such Agent’s own interest in the Collateral as Lender and that no

Agent shall have any duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct.

(f) The U.S. ABL Collateral Agent may, and hereby does, appoint the Administrative Agent as its agent for the purposes of holding any Collateral and/or perfecting the U.S. ABL Collateral Agent’s security interest therein and for the purpose of taking such other action with respect to the Collateral as such Agents may from time to time agree. The Canadian Collateral Agent may, and hereby does, appoint the Canadian Agent as its agent for the purposes of holding any Collateral and/or perfecting the Canadian Collateral Agent’s security interest therein and for the purpose of taking such other action with respect to the collateral as such Agents may from time to time agree.

(g) In connection with the sale or other disposition of the Capital Stock of any Borrower other than the Parent Borrower (other than to the Parent Borrower or a Restricted Subsidiary) or any other transaction pursuant to which such Borrower shall no longer be a Restricted Subsidiary, upon written notice by the Parent Borrower to the Administrative Agent or the Canadian Agent, as applicable, identifying such Borrower, describing such sale, disposition or other transaction and certifying that such transaction complies with this Agreement, the Administrative Agent or the Canadian Agent, as applicable, shall execute and deliver to such Borrower (at its expense) all releases or other documents necessary or reasonably desirable for the release of such Borrower from its obligations as a Borrower hereunder, and the U.S. ABL Collateral Agent or the Canadian Collateral Agent, as applicable, shall execute and deliver to such Borrower (at its expense) all releases or other documents (including without limitation UCC termination statements) necessary or reasonably desirable for the release of the Liens created under the Security Documents in any property or assets of such Borrower, as such Borrower may reasonably request.

10.10 Successor Agent. Subject to the appointment of a successor as set forth herein, the Administrative Agent, the U.S. ABL Collateral Agent, the Canadian Agent and the Canadian Collateral Agent may resign as Administrative Agent, U.S. ABL Collateral Agent, Canadian Agent or Canadian Collateral Agent, respectively, upon 10 days’ notice to the applicable Lenders and the Parent Borrower. If the Administrative Agent, the U.S. ABL Collateral Agent, the Canadian Agent or the Canadian Collateral Agent shall resign as Administrative Agent, U.S. ABL Collateral Agent, Canadian Agent or Canadian Collateral Agent, as applicable, under this Agreement and the other Loan Documents, then the Required Lenders (in the case of the Administrative Agent and the U.S. ABL Collateral Agent) or the majority of the remaining Canadian Facility Lenders (in the case of the Canadian Agent or the Canadian Collateral Agent) shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be subject to approval by the Parent Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, the U.S. ABL Collateral Agent, the Canadian Agent or the Canadian Collateral Agent, as applicable, and the term “Administrative Agent,” “U.S. ABL Collateral Agent,” “Canadian Agent” or “Canadian Collateral Agent,” as applicable, shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Administrative Agent, U.S. ABL Collateral Agent, Canadian Agent or Canadian Collateral Agent, as applicable, shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans or issuers of Letters of Credit. After any retiring Agent’s resignation or removal as Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents. Additionally, after any retiring Agent’s resignation as such Agent, the provisions of this subsection 10.10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement and the other Loan Documents. After the resignation of the Administrative Agent pursuant to the preceding provisions of this subsection 10.10, the resigning Administrative Agent (x) shall not be required to act as Issuing Lender for any Letters of Credit to be issued after the date of such resignation and (y) shall not be required to act as

Swing Line Lender with respect to Swing Line Loans to be made after the date of such resignation (and all outstanding Swing Line Loans of such resigning Administrative Agent shall be required to be repaid in full upon its resignation), although the resigning Administrative Agent shall retain all rights hereunder as Issuing Lender and Swing Line Lender with respect to all Letters of Credit issued by it, and all Swing Line Loans made by it, prior to the effectiveness of its resignation as Administrative Agent hereunder. After the resignation of the Canadian Agent pursuant to the preceding provisions of this subsection 10.10, the resigning Canadian Agent shall not be required to act as Issuing Lender for any Letters of Credit to be issued after the date of such resignation, although the resigning Canadian Agent shall retain all rights hereunder as Issuing Lender with respect to all Letters of Credit issued by it prior to the effectiveness of its resignation as Canadian Agent hereunder.

10.11 Other Representatives. None of the entities identified as joint bookrunners and joint lead arrangers pursuant to the definition of Other Representative contained herein shall have any duties or responsibilities hereunder or under any other Loan Document in its capacity as such.

10.12 Swing Line Lender. The provisions of this Section 10 shall apply to the Swing Line Lender in its capacity as such to the same extent that such provisions apply to the Administrative Agent.

10.13 Withholding Tax. To the extent required by any applicable law, the Administrative Agent or Canadian Agent, as applicable, may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax. If the Internal Revenue Service or any other authority of the United States or other jurisdiction asserts a claim that the Administrative Agent or Canadian Agent did not properly withhold tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered or not properly executed or because such Lender failed to notify the Administrative Agent or Canadian Agent of a change in circumstance that rendered an exemption from or reduction of withholding tax ineffective), such Lender shall indemnify and hold harmless the Administrative Agent or the Canadian Agent, as applicable (to the extent that the Administrative Agent or Canadian Agent, as applicable, has not already been reimbursed by the Parent Borrower and without limiting the obligation of the Parent Borrower to do so), for all amounts paid, directly or indirectly, by the Administrative Agent or Canadian Agent as tax or otherwise, including any interest, additions to tax or penalties thereto, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses.

10.14 Approved Electronic Communications. Each of the Lenders and the Loan Parties agree that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders and the Issuing Lender by posting such Approved Electronic Communications on IntraLinks™ or a substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). The Approved Electronic Communications and the Approved Electronic Platform are provided (subject to subsection 11.16) “as is” and “as available.”

Each of the Lenders and (subject to subsection 11.16) each of the Loan Parties agrees that the Administrative Agent and the Canadian Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s or Canadian Agent’s generally-applicable document retention procedures and policies.

10.15 Appointment of Borrower Representatives. Each U.S. Borrower hereby designates the Parent Borrower as its U.S. Borrower Representative and each Canadian Borrower hereby designates the Parent Borrower as its Canadian Borrower Representative. The U.S. Borrower

Representative will be acting as agent on each of the U.S. Borrowers, behalf and the Canadian Borrower Representative will be acting as agent on each of the Canadian Borrowers, behalf for the purposes of issuing notices of Borrowing and notices of conversion/continuation of any Loans pursuant to subsection 4.2 or similar notices, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or the Borrowers under the Loan Documents. Each of the U.S. Borrower Representative and the Canadian Borrower Representative hereby accepts such appointment. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the U.S. Borrower Representative or the Canadian Borrower Representative, as the case may be, shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

10.16 Reports. By signing this Agreement, each Lender:

(a) is deemed to have requested that the Administrative Agent furnish such Lender, promptly after they become available, copies of all financial statements required to be delivered by the Parent Borrower hereunder and all field examinations, audits and appraisals of the Collateral received by the Agents (collectively, the “Reports”);

(b) expressly agrees and acknowledges that the Administrative Agent (i) makes no representation or warranty as to the accuracy of the Reports, and (ii) shall not be liable for any information contained in any Report;

(c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations and that the Administrative Agent or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel;

(d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute, except to its participants, or use any Report in any other manner; and

(e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees (i) to hold the Administrative Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Loans or Letters of Credit that the indemnifying Lender has made or may make to the Parent Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans of the Parent Borrower; and (ii) to pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including attorney costs) incurred by the Agents and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

10.17 Application of Proceeds. The Lenders, the Administrative Agent, the Canadian Agent, the U.S. ABL Collateral Agent and the Canadian Collateral Agent agree, as among such parties, as follows: subject to the terms of the Intercreditor Agreement, after the occurrence and during the continuance of a Liquidity Event or an Event of Default, (A) all amounts collected or received by the Administrative Agent, the U.S. ABL Collateral Agent, any Lender or any Issuing Lender under any U.S. Security Documents on account of amounts then due and outstanding under any of the Loan Documents shall be applied as follows: first, to pay interest on and then principal of Agent Advances then outstanding, second, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided in the Loan Documents) due and owing hereunder of the Administrative Agent and the U.S. ABL Collateral Agent in connection with enforcing the rights of the Agents, the Lenders and the Issuing Lenders under the Loan Documents (including all expenses with respect to the sale or other realization of or in respect of the Collateral granted under the U.S. Security Documents and any sums advanced to the U.S. ABL Collateral Agent to preserve its security interest in the Collateral granted under the U.S. Security Documents), third, to pay interest on and then principal of Swing Line Loans then outstanding, fourth, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing hereunder of each of the Lenders and each of the Issuing Lenders in connection with enforcing such Lender’s or such Issuing Lender’s rights under the Loan Documents, fifth, to pay interest on and then principal of U.S. Facility Revolving Credit Loans and Term Loans then outstanding and any Reimbursement Obligations in respect of Letters of Credit issued by a U.S. Facility Issuing Lender then outstanding or U.S. Facility L/C Obligations in respect on terms reasonably satisfactory to the Administrative Agent, as applicable, on a pro rata basis, sixth, to pay interest on and then principal of Canadian Facility Revolving Credit Loans then outstanding and any Reimbursement Obligations in respect of Letters of Credit issued by a Canadian Facility Issuing Lender then outstanding and to cash collateralize any outstanding Bankers’ Acceptance, BA Equivalent Loans or L/C Obligations in respect of Letters of Credit issued by a Canadian Facility Issuing Lender on terms reasonably satisfactory the Canadian Agent, as applicable, on a pro rata basis, seventh, to pay all Obligations (as such term is defined in the Guarantee and Collateral Agreement) and all Obligations (as such term is defined in the Canadian Guarantee and Collateral Agreement) not referenced in clauses first through sixth above pro rata to the Secured Parties (as such term is defined in the Guarantee and Collateral Agreement) and the Secured Parties (as such term is defined in the Canadian Guarantee and Collateral Agreement) entitled thereto, and eighth, to pay the surplus, if any, to whomever may be lawfully entitled to receive such surplus. To the extent that any amounts available for distribution pursuant to clause sixth above are attributable to the issued but undrawn amount of outstanding Letters of Credit or to outstanding Bankers’ Acceptances or BA Equivalent Loans which are then not yet required to be reimbursed hereunder, such amounts shall be held by the U.S. ABL Collateral Agent in a cash collateral account and applied (x) first, to reimburse the applicable U.S. Facility Issuing Lender from time to time for any drawings under such Letters of Credit or to reimburse any applicable Canadian Revolving Lender upon the maturity of such Bankers’ Acceptances or BA Equivalent Loans and (y) then, following the expiration of all Letters of Credit and maturity of all Bankers’ Acceptances, to all other obligations of the types described in such clause sixth. To the extent any amounts available for distribution pursuant to clause sixth are insufficient to pay all obligations described therein in full, such moneys shall be allocated pro rata among the Revolving Lenders and Issuing Lenders based on their respective Revolving Commitment Percentages and (B) all amounts collected or received by the Canadian Agent, the Canadian Collateral Agent, any Issuing Lender or any Canadian Facility Lender under any Canadian Security Document on account of amounts then due and outstanding under any of the Loan Documents shall be applied as follows: first, to pay interest on and then principal of Agent Advances to any Canadian Borrower then outstanding, second, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided in the Loan Documents) due and owing hereunder of the Canadian Agent and the Canadian Collateral Agent in connection with enforcing the rights of the Agents, the Lenders and the Issuing Lenders under the Loan Documents (including all expenses with respect to the sale or other realization of or in respect of the Collateral granted under the Canadian Security Documents and any sums advanced to the Canadian Collateral Agent to preserve its security interest in the Collateral granted under the Canadian Security Documents), third, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing hereunder of each of the Canadian Facility Lenders and each of the Canadian Facility Issuing Lenders in connection with enforcing such Canadian Facility Lender’s or such Canadian Facility Issuing Lender’s rights under the Loan Documents, fourth, to pay interest on and then principal of Canadian Facility Revolving Credit Loans then outstanding and any Reimbursement Obligations in respect of Letters of Credit issued by a Canadian

Facility Issuing Lender then outstanding and to cash collateralize any outstanding Bankers’ Acceptance, BA Equivalent Loans or L/C Obligations in respect of Letters of Credit issued by a Canadian Facility Issuing Lender on terms reasonably satisfactory to the Canadian Agent, as applicable, on a pro rata basis, fifth to pay any Obligations (as such term is defined in the Canadian Guarantee and Collateral Agreement) owing to Canadian Secured Parties not referenced in clauses first through fourth above and sixth to pay the surplus, if any, to whomever may be lawfully entitled to receive such surplus. To the extent that any amounts available for distribution pursuant to clause fourth above are attributable to the issued but undrawn amount of outstanding Letters of Credit issued by a Canadian Facility Issuing Lender or to outstanding Bankers’ Acceptances or BA Equivalent Loans which are then not yet required to be reimbursed hereunder, such amounts shall be held by the Canadian Collateral Agent o in a cash collateral account and applied (x) first, to reimburse the applicable Canadian Facility Issuing Lender from time to time for any drawings under such Letters of Credit or to reimburse any applicable Canadian Revolving Lender upon the maturity of such Bankers’ Acceptances or BA Equivalent Loans and (y) then, following the expiration of all Letters of Credit issued by a Canadian Facility Issuing Lender and maturity of all Bankers’ Acceptances, to all other obligations of the types described in such clause fourth. To the extent any amounts available for distribution pursuant to clause fourth are insufficient to pay all obligations described therein in full, such moneys shall be allocated pro rata among the Canadian Facility Lenders and Canadian Facility Issuing Lenders based on their respective Canadian Facility Revolving Commitment Percentages.

SECTION 11 MISCELLANEOUS.

11.1 Amendments and Waivers.

(a) Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof, may be amended, supplemented, modified or waived except in accordance with the provisions of this subsection 11.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent (and the Canadian Agent, the U.S. ABL Collateral Agent or the Canadian Collateral Agent, as applicable) may, from time to time, (x) enter into with the respective Loan Parties hereto or thereto, as the case may be, written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or to the other Loan Documents or changing, in any manner the rights or obligations of the Lenders or the Loan Parties hereunder or thereunder or (y) waive at any Loan Party’s request, on such terms and conditions as the Required Lenders the Administrative Agent (or the Canadian Agent, the U.S. ABL Collateral Agent or the Canadian Collateral Agent, as applicable), as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

(i) reduce or forgive the amount or extend the scheduled date of maturity of any Loan or any Reimbursement Obligation hereunder or of any scheduled installment thereof or reduce the stated rate of any interest, commission or fee payable hereunder (other than as a result of any waiver of the applicability of any post-default increase in interest rates) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender’s Commitment (or change the currency in which any Loan or Reimbursement Obligation is payable), in each case without the consent of each Lender directly affected thereby (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or the making of any Agent Advance or of a mandatory reduction in the aggregate Commitment of all Lenders shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender);

(ii) amend, modify or waive any provision of this subsection 11.1(a) or reduce the percentage specified in the definition of “Required Lenders” or “Supermajority Lenders,” or consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement and the other Loan Documents (other than pursuant to subsection 8.3 or 11.6(a)), in each case without the written consent of all the Lenders;

(iii) release any Guarantor under any Security Document, or, in the aggregate (in a single transaction or a series of related transactions), all or substantially all of the Collateral without the consent of all of the Lenders, except as expressly permitted hereby or by any Security Document (as such documents are in effect on the date hereof or, if later, the date of execution and delivery thereof in accordance with the terms hereof);

(iv) require any Lender to make ~~Revolving Credit~~ Loans having an Interest Period of longer than six months without the consent of such Lender;

(v) amend, modify or waive any provision of Section 10 without the written consent of the then Agents and of any Other Representative affected thereby;

(vi) reduce the percentage specified in the definition of “Required Lenders” without the written consent of all the Lenders;

(vii) amend, modify or waive any provision of subsection 6.2 applicable to the making of a Loan without the written consent of each Lender or Issuing Lender, as the case may be, affected thereby;

(viii) amend, modify or waive any provision of the Swing Line Note (if any) or subsection 2.4 without the written consent of the Swing Line Lender and each other Lender, if any, which holds, or is required to purchase, a participation in any Swing Line Loan pursuant to subsection 2.4(d);

(ix) amend, modify or waive the provisions of any Letter of Credit or any L/C Obligation without the written consent of the Issuing Lender and each affected L/C Participant;

(x) amend, modify or waive the order of application of payments set forth in subsections 4.8(a) or 10.17 hereof, or Section 4.1 of the Intercreditor Agreement, in each case without the consent of the Supermajority Lenders; or

(xi) increase the advance rates set forth in the definition of Canadian Borrowing Base or U.S. Borrowing Base or make any change to the definition of “Canadian Borrowing Base” or “U.S. Borrowing Base” (by adding additional categories or components thereof), “Eligible Accounts,” “Eligible Inventory,” or “Net Orderly Liquidation Value” that could have the effect of increasing the amount of the Canadian Borrowing Base or the U.S. Borrowing Base, reduce the Dollar amount set forth in the definition of “Liquidity Event,” or increase the maximum amount of permitted Agent Advances under subsection 2.1(d) (which, when aggregated with all other Extensions of Credit made hereunder, shall under no circumstance exceed the Commitments) in each case, without the written consent of the Supermajority Lenders;

provided further that, notwithstanding the foregoing, the U.S. ABL Collateral Agent and/or the Canadian Collateral Agent may collectively, in their discretion, release the Lien on Collateral valued in the aggregate not in excess of $10.0 million in any fiscal year without the consent of any Lender.

(b) Any waiver and any amendment, supplement or modification pursuant to this subsection 11.1 shall apply to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans and the Revolving Commitments. In the case of any waiver, each of the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

(c) In the event that (A) any section of the Cash Flow Credit Agreement referenced herein (or any related definitions), other than as referenced in the definition of “Permitted Liens” (or any related definitions), is amended or the applicability thereof waived and (B) the agents or lenders under the Cash Flow Facility are paid fees in respect of any such amendment or waiver, then no such amendment or waiver shall be binding upon the parties to this Agreement (and each reference to such amended or waived section to the Cash Flow Credit Agreement hereunder shall read as if such amendment or waiver had not been executed) unless and until a proportionate fee (based on the relative aggregate principal amounts of the loans, letters of credit and commitments outstanding under the Cash Flow Facility, on the one hand, and the Loans, Letters of Credit, Agent Advances and Commitments outstanding hereunder, on the other hand and assuming that each Lender under the Cash Flow Facility consented to such amendment or waiver) is paid to the Administrative Agent or Canadian Agent, as applicable, for the benefit of the Lenders hereunder.

(d) Notwithstanding any provision herein to the contrary, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower Representative (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the existing Facilities and the accrued interest and fees in respect thereof, (y) to include, as appropriate, the Lenders holding such credit facilities in any required vote or action of the Required Lenders or of the Lenders of each Facility hereunder and (z) to provide class protection for any additional credit facilities in a manner consistent with those provided the original Facilities pursuant to the provisions of subsection 11.1(a) as originally in effect.

(e) Notwithstanding any provision herein to the contrary, any Security Document may be amended (or amended and restated), restated, waived, supplemented or modified as contemplated by subsection 11.17 with the written consent of the Agent party thereto and the Loan Party thereto.

(f) If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement and/or any other Loan Document as contemplated by subsection 11.1(a), the consent of each Lender, the Supermajority Lenders or each affected Lender, as applicable, is required and the consent of the Required Lenders at such time is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained (each such other Lender, a “Non-Consenting Lender”), then the Borrower Representative may, on prior written notice to the Administrative and the Non-Consenting Lender, replace such Non-Consenting Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to subsection 11.6 (with the assignment fee and any other costs and expenses to be paid by the Parent Borrower in such instance) all of its rights and obligations under this Agreement to one or more assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Parent Borrower to find a replacement Lender; provided, further, that the applicable assignee shall have agreed to the applicable change, waiver, discharge or termination of this Agreement and/or the other Loan Documents; and provided, further, that all obligations of the Borrowers owing to the Non-Consenting Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such Non-Consenting Lender concurrently with such Assignment and Acceptance. In connection with any such replacement under this subsection 11.1(f), if the Non-Consenting Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance and/or any other documentation necessary to reflect such replacement within a period of time deemed reasonable by the Administrative Agent after the later of (a) the date on which the replacement Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (b) the date as of which all obligations of the Parent Borrower owing to the Non-Consenting Lender relating to the Loans so assigned shall be paid in full by the assignee Lender to such Non-Consenting Lender, then such Non-Consenting Lender shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date and each Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Non-Consenting Lender.

11.2 Notices.

(a) All notices, requests, and demands to or upon the respective parties hereto to be effective shall be in writing (including telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed as follows in the case of the Borrowers, the Administrative Agent, the Canadian Agent, the U.S. ABL Collateral Agent, the Canadian Collateral Agent and the Issuing Lender, and as set forth in Schedule A in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Loans:

The Borrowers:
c/o HD Supply, Inc.
3100 Cumberland Blvd., Suite 1480
Atlanta, Georgia 30339
Attention: General Counsel
Facsimile: (770) 852-9466
Telephone: (770) 852-9000
with copies to:
Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention: Paul D. Brusiloff, Esq.
Facsimile: (212) 909-6836
Telephone: (212) 909-6000

The Administrative Agent:	~~For credit-related notices:~~
~~GE Business Financial Services Inc.~~
~~[_________________]~~
~~[__________________]~~
~~Attention: [_______________]~~
~~Facsimile: [__________________]~~
~~Telephone: [__________________]~~
~~[For operations and administrative notices (i.e. notices of borrowing and Letter of Credit Requests):~~
~~The Bank of New York~~
~~600 E. Las Colinas Blvd, Suite 1300~~
~~Irving, Texas 75039~~For credit-related notices:
GE Business Financial Services Inc.
299 Park Avenue
New York, New York 10017
Attention: ~~Toni Krueger~~HD Supply
Account Manager
Facsimile: ~~972-401-8557~~(646) 428-7099
Telephone: ~~972-401-8577]~~(646) 428-7017
~~The U.S. ABL Collateral Agent:~~	~~For credit-related notices:~~
~~GE Business Financial Services Inc.~~
~~[_________________]~~
~~[__________________]~~
~~Attention: [_______________]~~
~~Facsimile: [__________________]~~
~~Telephone: [__________________]~~
~~The Swing Line Lender:~~	~~For credit-related notices:~~
~~GE Business Financial Services Inc.~~
~~[_________________]~~
~~[__________________]~~
~~Attention: [_______________]~~
~~Facsimile: [__________________]~~
~~Telephone: [__________________]~~

For operations and administrative notices (i.e. notices of borrowing):

~~[The Bank of New York~~
~~600 E. Las Colinas Blvd, Suite 1300~~
~~Irving, Texas 75039~~ and Letter of Credit Requests):

GE Business Financial Services, Inc.
500 West Monroe Street, 13-237 NE
Chicago, Illinois 60661-3671
Attention:~~Toni Krueger~~Dawn Nyman
Facsimile: ~~972-401-8557~~
~~Telephone: 972-401-8577]~~312-441-6969
Telephone: 312-441-7939

with copies to:

GE Business Financial Services Inc.
299 Park Avenue
New York, New York 10017
Attention: HD Supply Account Manager
Facsimile: (646) 428-7099
Telephone: (646) 428-7017
The U.S. ABL Collateral Agent:
GE Business Financial Services Inc.
299 Park Avenue
New York, New York 10017
Attention: HD Supply Account Manager
Facsimile: (646) 428-7099
Telephone: (646) 428-7017
The Swing Line Lender:
For credit-related notices:

GE Business Financial Services Inc.
299 Park Avenue
New York, New York 10017
Attention: HD Supply Account Manager
Facsimile: (646) 428-7099
Telephone: (646) 428-7017

For operations and administrative notices (i.e. notices of borrowing):

GE Business Financial Services, Inc.
500 West Monroe Street, 13-237 NE
Chicago, Illinois 60661-3671
Attention: Dawn Nyman
Facsimile: 312-441-6969
Telephone: 312-441-7939

with copies to:

GE Business Financial Services Inc.
299 Park Avenue
New York, New York 10017
Attention: HD Supply Account Manager
Facsimile: (646) 428-7099
Telephone: (646) 428-7017
The Issuing Lender:

For credit-related notices

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017
Attention: Randall Cates
Facsimile: (212) 270-8997
Telephone: (212) 270-3279

For operations and administrative notices (i.e. LC Facility Letter of Credit Requests)

~~The Bank of New York~~
~~600 E. Las Colinas Blvd, Suite 1300~~
~~Irving, Texas 75039~~
~~Attention: Toni Krueger~~
~~Facsimile: 972-401-8557~~
~~Telephone: 972-401-8577~~

GE Business Financial Services, Inc.
500 West Monroe Street, 13-237 NE
Chicago, Illinois 60661-3671
Attention: Dawn Nyman
Facsimile: 312-441-6969
Telephone: 312-441-7939

with copies to:

GE Business Financial Services Inc.
299 Park Avenue
New York, New York 10017
Attention: HD Supply Account Manager
Facsimile: (646) 428-7099
Telephone: (646) 428-7017

The Canadian Agent/ Canadian Collateral Agent:
GE Canada Finance Holding Company
11 King Street West
Suite 1500
Toronto, Ontario
M5H 4C7
~~Canadian Collateral Agent~~
~~[________________________]~~
~~[_________________________]~~
Attention: HD Supply Account Manager
Facsimile: 416-439-2755
with copies to:
~~[_____________________]~~
GE Business Financial Services Inc.
299 Park Avenue
New York, New York 10017
Attention: HD Supply Account Manager
Facsimile: (646) 428-7099
Telephone: (646) 428-7017

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to subsection 2.2, 2.4, 4.2, 4.4 or 4.8 shall not be effective until received.

(b) Without in any way limiting the obligation of any Loan Party and its Subsidiaries to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent, the Swing Line Lender (in the case of a Borrowing of Swing Line Loans) or the Issuing Lender (in the case of the issuance of a Letter of Credit), as the case may be, may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Administrative Agent, the Swing Line Lender or the Issuing Lender, as the case may be, in good faith to be from a Responsible Officer.

11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Issuing Lender, any Lender or any Loan Party, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

11.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in the other Loan Documents (or in any amendment, modification or supplement hereto or thereto) and in any certificate delivered pursuant hereto or such other Loan Documents shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

11.5 Payment of Expenses and Taxes. The Parent Borrower agrees (a) to pay or reimburse the Agents and the Other Representatives for (1) all their reasonable out-of-pocket costs and expenses incurred in connection with (i) the syndication of the Facilities and the development, preparation, execution and delivery of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, (ii) the consummation and administration of the transactions (including the syndication of the Commitments contemplated hereby and thereby) and (iii) efforts to monitor the Loans and verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral, and (2) (i) the reasonable fees and disbursements of Cahill Gordon & Reindel LLP and Blake, Cassels & Graydon LLP, and such other special or local counsel, consultants, advisors, appraisers and auditors whose retention (other than during the continuance of an Event of Default) is approved by the Parent Borrower, (b) to pay or reimburse each Lender, Other Representative, Issuing Lender and Agent for all its reasonable and documented costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including the fees and disbursements of counsel to the Agents and the Lenders, (c) to pay, indemnify, or reimburse each Lender, Other Representative, Issuing Lender and Agent for, and hold each Lender, Other Representative, Issuing Lender and Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, (d) to pay, indemnify or reimburse each Lender, Other Representative, Issuing Lender and Agent, their respective affiliates, and their respective officers, directors, employees, shareholders, members, attorneys and other advisors, agents and controlling persons (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs (including Environmental Costs), expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans, Letters of Credit or the violation of, noncompliance with or liability under, any Environmental Law attributable to the operations of the Parent Borrower or any of its Subsidiaries or any property or facility owned, leased or operated by the Parent Borrower or any of its Subsidiaries or the presence of Materials of Environmental Concern at, on or under, and Release of Materials of Environmental Concern at, on, under or from any such properties or facilities (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”) and (e) to pay reasonable and documented fees for appraisals and field examinations required by subsection 7.6(b) and the preparation of Reports related thereto in each calendar year based on the fees charged by third parties retained by the Administrative Agent (notwithstanding any reference to “out-of-pocket” above in this subsection 11.5); provided that any Borrower shall not have any obligation hereunder to the Administrative Agent, any other Agent, any Issuing Lender, any Other Representative or any Lender (or any of their respective affiliates, or any of their respective officers, directors, employees, shareholders, members, attorneys and other advisors, agents and controlling persons with respect to Indemnified Liabilities arising from (i) the gross negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable decision, or by settlement tantamount thereto) of the Administrative Agent, any such other Agent, any LC Facility Issuing Lender, any such Other Representative or any such Lender (or any of their respective affiliates, or any of their respective officers, directors, employees, shareholders, members, agents, attorneys and other advisors, successors and controlling persons), and (ii) claims made or legal proceedings commenced against the Administrative Agent, any other Agent, any Issuing Lender, any Other Representative or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. To the fullest extent permitted under applicable law, no Indemnitee shall be liable for any consequential or punitive damages in connection with the Facilities. All amounts due under this subsection shall be payable not later than 30 days after written demand therefor. Statements reflecting amounts payable by the Loan Parties pursuant to this subsection 11.5 shall be submitted to the address of the Borrowers set forth in subsection 11.2, or to such other Person or address as may be hereafter designated by the Parent Borrower in a notice to the Administrative Agent. Notwithstanding the foregoing, except as provided in clauses (b) and (c) above and in Section 4, the Borrowers shall have no obligation under this subsection 11.5 to any Indemnitee with respect to any Taxes imposed, levied, collected, withheld or assessed by any Governmental Authority. The agreements in this subsection shall survive repayment of the Loans, the L/C Obligations and all other amounts payable hereunder.

11.6 Successors and Assigns; Participations and Assignments.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of an Issuing Lender that issues any Letter of Credit), except that (i) other than in accordance with subsection 8.3, the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this subsection 11.6.

(b)(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender other than a Conduit Lender may, in the ordinary course of business and in accordance with applicable law, assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including its Commitments and/or Loans, pursuant to an Assignment and Acceptance) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A) the Parent Borrower, provided that no consent of the Parent Borrower shall be required for an assignment (x) to a Lender, an affiliate of a Lender, an Approved Fund (as defined below) ~~or,~~, except, so long as no Event of Default under subsection 9(a) or (f) has occurred and is continuing, in the event of an assignment of Revolving Commitments to a Lender, an affiliate of a Lender or an Approved Fund that is not at such time a Revolving Lender, or (y) if an Event of Default under subsection 9(a) or (f) has occurred and is continuing, to any other Person; provided, further, that if any Lender assigns all or a portion of its rights and obligations under this Agreement to one of its affiliates in connection with or in contemplation of the sale or other disposition of its interest in such affiliate, the Parent Borrower’s prior written consent shall be required for such assignment; and

(B) the Administrative Agent.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans, as the case may be, the amount of Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5.0 million unless the Parent Borrower and the Administrative Agent otherwise consent, provided that

(1) no such consent of the Parent Borrower shall be required if an Event of Default under subsection 9(a) or (f) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any;

(B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided that for concurrent assignments to two or more Approved Funds such assignment fee shall only be required to be paid once in respect of and at the time of such assignments;

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire; and

(D) any assignment made by a Canadian Facility Lender of its Canadian Facility Revolving Commitment shall only be made to a Person or group of Persons that qualifies as a Canadian Facility Lender.

For the purposes of this subsection 11.6, the term “Approved Fund” has the following meaning: any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an affiliate of a Lender or (c) an entity or an affiliate of an entity that administers or manages a Lender.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Acceptance the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of (and bound by any related obligations under) subsections 4.10, 4.11, 4.12, 4.13 and 11.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection 11.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this subsection.

(iv) The Borrowers hereby designate the Administrative Agent, and the Administrative Agent agrees, to serve as the Borrowers’ agent, solely for purposes of this subsection 11.6, to maintain at one of its offices in New York, New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and interest and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent, the Issuing Lender and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the U.S. ABL Collateral Agent, each Issuing Lender and any Lender (with respect to its own interest only), at any reasonable time and from time to time upon reasonable prior notice.

(iv) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this subsection and any written consent to such assignment required by paragraph (b) of this subsection, the Administrative Agent shall accept such Assignment and Acceptance, record the information contained therein in the Register and give prompt notice of such assignment and recordation to the Borrower Representative. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(vi) On or prior to the effective date of any assignment pursuant to this subsection 11.6(b), the assigning Lender shall surrender any outstanding Notes held by it all or a portion of which are being assigned. Any Notes surrendered by the assigning Lender shall be returned by the Administrative Agent to the Borrower Representative marked “cancelled.”

Notwithstanding the foregoing provisions of this subsection 11.6(b) or any other provision of this Agreement, if the Parent Borrower shall have consented thereto in writing (such consent not to be unreasonably withheld), the Administrative Agent shall have the right, but not the obligation, to effectuate assignments of Loans and Commitments via an electronic settlement system acceptable to the Administrative Agent and the Parent Borrower as designated in writing from time to time to the Lenders by the Administrative Agent (the “Settlement Service”). At any time when the Administrative Agent elects, in its sole discretion, to implement such Settlement Service, each such assignment shall be effected by the assigning Lender and proposed Assignee pursuant to the procedures then in effect under the Settlement Service, which procedures shall be subject to the prior written approval of the Parent Borrower and shall be consistent with the other provisions of this subsection 11.6(b). Each assigning Lender and proposed Assignee shall comply with the requirements of the Settlement Service in connection with effecting any assignment of Loans and Commitments pursuant to the Settlement Service. If so elected by each of the Administrative Agent and the Parent Borrower in writing (it being understood that the Parent Borrower shall have no obligation to make such an election), the Administrative Agent’s and the Parent Borrower’s approval of such Assignee shall be deemed to have been automatically granted with respect to any transfer effected through the Settlement Service. Assignments and assumptions of the Loans and Commitments shall be effected by the provisions otherwise set forth herein until Administrative Agent notifies Lenders of the Settlement Service as set forth herein. The Parent Borrower may withdraw its consent to the use of the Settlement Service at any time upon at least 10 Business Days prior written notice to the Administrative Agent, and thereafter assignments and assumptions of the Loans and Commitments shall be effected by the provisions otherwise set forth herein.

Furthermore, no Assignee, which as of the date of any assignment to it pursuant to this subsection 11.6(b) would be entitled to receive any greater payment under subsection 4.10, 4.11 or 11.5 than the assigning Lender would have been entitled to receive as of such date under such subsections with respect to the rights assigned, shall be entitled to receive such greater payments unless the assignment was made after an Event of Default under subsection 9(a) or (f) has occurred and is continuing or the Parent Borrower has expressly consented in writing to waive the benefit of this provision at the time of such assignment.

(c) (i) Any Lender other than a Conduit Lender may, in the ordinary course of its business and in accordance with applicable law, without the consent of the Parent Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and (D) the Borrowers, the Administrative Agent, each Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of subsection 11.1(a) and (2) directly affects such Participant. Subject to paragraph (c)(ii) of this subsection, the Parent Borrower agrees that each Participant shall be entitled to the benefits of (and shall have the related obligations under) subsections 4.10, 4.11, 4.12, 4.13 and 11.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this subsection. To the extent permitted by law, each Participant also shall be entitled to the benefits of subsection 11.7(b) as though it were a Lender, provided that such Participant shall be subject to subsection 11.7(a) as though it were a Lender.

(ii) No Loan Party shall be obligated to make any greater payment under subsection 4.10, 4.11 or 11.5 than it would have been obligated to make in the absence of any participation, unless the sale of such participation is made with the prior written consent of the Parent Borrower and the Parent Borrower expressly waives the benefit of this provision at the time of such participation. No Participant shall be entitled to the benefits of subsection 4.11 to the extent such Participant fails to comply with subsections 4.11(b) and/or (c) or to provide the forms and certificates referenced therein to the Lender that granted such participation and such failure increases the obligation of the Borrowers under subsection 4.11.

(iii) Subject to paragraph (c)(ii), any Lender other than a Conduit Lender may also sell participations on terms other than the terms set forth in paragraph (c)(i) above, provided such participations are on terms and to Participants satisfactory to the Parent Borrower and the Parent Borrower has consented to such terms and Participants in writing.

(d) Any Lender, without the consent of the Borrowers or the Administrative Agent, may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this subsection 11.6 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute (by foreclosure or otherwise) any such pledgee or Assignee for such Lender as a party hereto.

(e) No assignment or participation made or purported to be made to any Assignee or Participant shall be effective without the prior written consent of the Parent Borrower if it would require the Parent Borrower to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, and the Parent Borrower shall be entitled to request and receive such information and assurances as it may reasonably request from any Lender or any Assignee or Participant to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law.

(f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Revolving Credit Loans it may have funded hereunder to its designating Lender without the consent of the Parent Borrower or the Administrative Agent and without regard to the limitations set forth in subsection 11.6(b). Each Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any domestic or foreign bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state, federal or provincial bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance. Each such indemnifying Lender shall pay in full any claim received from the Parent Borrower pursuant to this subsection 11.6(f) within 30 Business Days of receipt of a certificate from a Responsible Officer of the Parent Borrower specifying in reasonable detail the cause and amount of the loss, cost, damage or expense in respect of which the claim is being asserted, which certificate shall be conclusive absent manifest error. Without limiting the indemnification obligations of any indemnifying Lender pursuant to this subsection 11.6(f), in the event that the indemnifying Lender fails timely to compensate the Parent Borrower for such claim, any Loans held by the relevant Conduit Lender shall, if requested by the Parent Borrower, be assigned promptly to the Lender that administers the Conduit Lender and the designation of such Conduit Lender shall be void.

(g) If the Parent Borrower wishes to replace the Loans or Revolving Commitments with ones having different terms, it shall have the option, with the consent of the Administrative Agent and subject to at least three Business Days’ advance notice to the Lenders, instead of prepaying the Loans or reducing or terminating the Revolving Commitments to be replaced, to (i) require the Lenders to assign such Loans or Revolving Commitments to the Administrative Agent or its designees and (ii) amend the terms thereof in accordance with subsection 11.1 (with such replacement, if applicable, being deemed to have been made pursuant to subsection 11.1(d)). Pursuant to any such assignment, all Loans to be replaced shall be purchased at par (allocated among the Lenders in the same manner as would be required if such Loans were being optionally prepaid or such Revolving Commitments were being optionally reduced or prepaid by the Borrowers), accompanied by payment of any accrued interest and fees thereon and any amounts owing pursuant to subsection 4.12. By receiving such purchase price, the Lenders, as applicable, shall automatically be deemed to have assigned the Loans or Revolving Commitments pursuant to the terms of the form of Assignment and Acceptance attached hereto as Exhibit A, and accordingly no other action by such Lenders shall be required in connection therewith. The provisions of this paragraph are intended to facilitate the maintenance of the perfection and priority of existing security interests in the Collateral during any such replacement.

11.7 Adjustments; Set-off; Calculations; Computations.

(a) If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of the U.S. Facility Revolving Credit Loans, Term Loans or Reimbursement Obligations in respect of Letters of Credit issued by a U.S. Facility Issuing Lender owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in subsection 9(f), or otherwise) (except pursuant to subsection 4.4, 4.13(d) or 11.6), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s U.S. Facility Revolving Credit Loans, Term Loans or the Reimbursement Obligations in respect of Letters of Credit issued by a U.S. Facility Issuing Lender owing to it, as the case may be, owing to it, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders an interest (by participation, assignment or otherwise) in such portion of each such other Lender’s U.S. Facility Revolving Credit Loans, Term Loans or the Reimbursement Obligations in respect of Letters of Credit issued by a U.S. Facility Issuing Lender, as the case may be, owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest; provided, further, that the foregoing shall not apply to, or restrict, (i) the payment in full of the Revolving Credit-1 Loans on the Non-Extended Maturity Date, (ii) the payment of the commitment fee, with respect to each tranche of Revolving Credit Loans, based on the Commitment Fee Percentage applicable to such tranche, (iii) the payment of interest or the L/C Fee, with respect to each tranche of Loans, based on the Applicable

Margin applicable to such tranche or (iv) the termination or any reduction(s) solely of the Revolving Credit-1 Commitments (or payments on account of the Revolving Credit-1 Loans in connection with such termination or reduction(s) solely of the Revolving Credit-1 Commitments) at any time during the period commencing twelve (12) months prior to the Non-Extended Maturity Date and ending on the Non-Extended Maturity Date. If any Lender (a “Canadian Benefited Lender”) shall at any time receive any payment of all or part of the Canadian Facility Revolving Credit Loans or Reimbursement Obligations in respect of Letters of Credit issued by a Canadian Facility Issuing Lender owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in subsection 9(f), or otherwise) (except pursuant to subsection 4.4, 4.13(d) or 11.6), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Canadian Facility Revolving Credit Loans or the Reimbursement Obligations in respect of Letters of Credit issued by a Canadian Facility Issuing Lender owing to it, as the case may be, owing to it, or interest thereon, such Canadian Benefited Lender shall purchase for cash from the Canadian Facility Lenders an interest (by participation, assignment or otherwise) in such portion of each such Canadian Facility Lender’s Canadian Facility Revolving Credit Loans or the Reimbursement Obligations in respect of Letters of Credit issued by a Canadian Facility Issuing Lender, as the case may be, owing to it, or shall provide such Canadian Facility Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Canadian Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Canadian Facility Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Canadian Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest; provided that the foregoing shall not apply to, or restrict, (i) the payment in full of the Revolving Credit-1 Loans on the Non-Extended Maturity Date, (ii) the payment of the commitment fee, with respect to each tranche of Revolving Credit Loans, based on the Commitment Fee Percentage applicable to such tranche, (iii) the payment of interest or the L/C Fee, with respect to each tranche of Loans, based on the Applicable Margin applicable to such tranche or (iv) the termination or any reduction(s) solely of the Revolving Credit-1 Commitments (or payments on account of the Revolving Credit-1 Loans in connection with such termination or reduction(s) solely of the Revolving Credit-1 Commitments) at any time during the period commencing twelve (12) months prior to the Non-Extended Maturity Date and ending on the Non-Extended Maturity Date.

(b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to any Borrower, any such notice being expressly waived by each Borrower to the extent permitted by applicable law, upon the occurrence of an Event of Default under subsection 9(a) to set-off and appropriate and apply against any amount then due and payable under subsection 9(a) by any Borrower any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of such Borrower. Each Lender agrees promptly to notify the Borrower Representative and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

11.8 Judgment.

(a) If, for the purpose of obtaining or enforcing judgment against any Loan Party in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this subsection 11.8 referred to as the “Judgment Currency”) an amount due under any Loan Document in any currency (the “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this subsection 11.8 being hereinafter in this subsection 11.8 referred to as the “Judgment Conversion Date”).

(b) If, in the case of any proceeding in the court of any jurisdiction referred to in subsection 11.8(a), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due, the applicable Loan Party shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from any Loan Party under this subsection 11.8(b) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents.

(c) The term “rate of exchange” in this subsection 11.8 means the rate of exchange at which the Administrative Agent, on the relevant date at or about 12:00 Noon (New York City time), would be prepared to sell, in accordance with its normal course foreign currency exchange practices, the Obligation Currency against the Judgment Currency.

11.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be delivered to the Borrower Representative and the Administrative Agent.

11.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.11 Integration. This Agreement and the other Loan Documents represent the entire agreement of each of the Loan Parties party hereto, the Agents, the Issuing Lender and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the Loan Parties party hereto, the Agents, the Issuing Lender or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

11.12 GOVERNING LAW. THIS AGREEMENT AND ANY NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

11.13 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable Borrowers (or, in the case of a Canadian Borrower, as specified in paragraph 9b)), the applicable Lender or the Administrative Agent, as the case may be, at the address specified in subsection 11.2 or at such other address of which the Administrative Agent, any such Lender and any such Borrower shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any consequential or punitive damages;

(f) each Canadian Borrower hereby agrees to irrevocably and unconditionally appoint an agent for service of process located in The City of New York (the “New York Process Agent”), reasonably satisfactory to the Administrative Agent, as its agent to receive on behalf of such Canadian Borrower and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding in any such New York State or Federal court described in paragraph (a) of this subsection 11.13(f) and agrees promptly to appoint a successor New York Process Agent in The City of New York (which successor New York Process Agent shall accept such appointment in a writing reasonably satisfactory to the Administrative Agent) prior to the termination for any reason of the appointment of the initial New York Process Agent. CT Corporation, a WoltersKluwer Company, located at 111 Eighth Avenue, 13th Floor, New York, NY 10011, telephone: 212-590-9310, facsimile: 212-590-9190, has been appointed as the initial New York Process Agent. In any action or proceeding in New York State or Federal court, service may be made on a Canadian Borrower by delivering a copy of such process to such Canadian Borrower in care of the New York Process Agent at the New York Process Agent’s address and by depositing a copy of such process in the mails by certified or registered air mail, addressed to such Canadian Borrower at its address specified in subsection 11.2 with (if applicable) a copy to the Parent Borrower (such service to be effective upon such receipt by the New York Process Agent and the depositing of such process in the mails as aforesaid). Each Canadian Borrower hereby irrevocably and unconditionally authorizes and directs the New York Process Agent to accept such service on its behalf. As an alternate method of service, each Canadian Borrower irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such New York State or Federal court by mailing of copies of such process to such Canadian Borrower by certified or registered air mail at its address specified in subsection 11.2. Each Canadian Borrower agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; and

(g) to the extent that a Canadian Borrower has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such Canadian Borrower hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement and any Note.

11.14 Acknowledgements. Each Borrower hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b) neither the Administrative Agent nor any other Agent, Other Representative, Issuing Lender or Lender has any fiduciary relationship with or duty to any Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent and Lenders, on the one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby and thereby among the Lenders or among any of the Borrowers and the Lenders.

11.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

11.16 Confidentiality.

(a) Each Agent, each Issuing Lender, each Other Representative and each Lender agrees to keep confidential any information (x) provided to it by or on behalf of Holding or any of its Subsidiaries pursuant to or in connection with the Loan Documents or (y) obtained by such Lender based on a review of the books and records of Holding or any of its Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to any Agent, Issuing Lender, any Other Representative or any other Lender, (ii) to any Transferee, or prospective Transferee or any creditor or any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations which agrees to comply with the provisions of this subsection (or with other confidentiality provisions satisfactory to and consented to in writing by the Parent Borrower) pursuant to a written instrument (or electronically recorded agreement from any Person listed above in this clause (ii), which Person has been approved by the Parent Borrower (such approval not be unreasonably withheld), in respect to any electronic information (whether posted or otherwise distributed on IntraLinksTM or any other electronic distribution system)) for the benefit of the Borrowers (it being understood that each relevant Lender shall be solely responsible for obtaining such instrument (or such electronically recorded agreement)), (iii) to its affiliates and the employees, officers, directors, agents, attorneys, accountants and other professional advisors of it and its affiliates, provided that such Lender shall inform each such Person of the agreement under this subsection 11.16 and take reasonable actions to cause compliance by any such Person referred to in this clause (iii) with this agreement (including, where appropriate, to cause any such Person to acknowledge its agreement to be bound by the agreement under this subsection 11.16), (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender or its affiliates or to the extent required in response to any order of any court or other Governmental Authority or as shall otherwise be required pursuant to any Requirement of Law, provided that such Lender shall, unless prohibited by any Requirement of Law, notify the Borrower Representative of any disclosure pursuant to this clause (iv) as far in advance as is reasonably practicable under such circumstances, (v) which has been publicly disclosed other than in breach of this Agreement, (vi) in connection with the exercise of any remedy hereunder, under any Loan Document or under any Interest Rate Protection Agreement related to the Transaction Documents, (vii) in connection with periodic regulatory examinations and reviews conducted by the National Association of Insurance Commissioners or any Governmental Authority having jurisdiction over such Lender or its affiliates (to the extent applicable), (viii) in connection with any litigation to which such Lender (or, with respect to any Interest Rate Protection Agreement related to the Transaction Documents, any affiliate of any Lender party thereto) may be a party, subject to the proviso in clause (iv), and (ix) if, prior to such information having been so provided or obtained, such information was already in an Agent’s, Issuing Lender’s, Other Representative’s or a Lender’s possession on a non-confidential basis without a duty of confidentiality to Holding or the Parent Borrower (or any of their respective Affiliates) being violated.

(b) Each Lender acknowledges that any such information referred to in subsection 11.16(a), and any information (including requests for waivers and amendments) furnished by the Parent Borrower or the Administrative Agent pursuant to or in connection with this Agreement and the other Loan Documents, may include material non-public information concerning the Parent Borrower, the other Loan Parties and their respective Affiliates or their respective securities. Each Lender represents and confirms that such Lender has developed compliance procedures regarding the use of material non-public information; that such Lender will handle such material non-public information in accordance with those procedures and applicable law, including United States federal and state securities laws; and that such Lender has identified to the Administrative Agent a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law.

11.17 Additional Indebtedness. In connection with the incurrence by any Loan Party or any Subsidiary thereof of Additional Indebtedness, each of the Administrative Agent, the U.S. ABL Collateral Agent, the Canadian Agent and the Canadian Collateral Agent agree to execute and deliver any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, any Security Document (including, but not limited to, any Mortgages), and to make or consent to any filings or take any other actions in connection therewith, as may be reasonably deemed by the Parent Borrower to be necessary or reasonably desirable for any Lien on the assets of any Loan Party permitted to secure such Additional Indebtedness to become a valid, perfected lien (with such priority as may be designated by the relevant Loan Party or Subsidiary, to the extent such priority is permitted by the Loan Documents) pursuant to the Security Document being so amended, amended and restated, restated, waived, supplemented or otherwise modified or otherwise.

11.18 USA Patriot Act Notice. Each Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. Law 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify, and record information that identifies each Borrower and Subsidiary Guarantor, which information includes the name of each Borrower and each Subsidiary Guarantor and other information that will allow such Lender to identify each Borrower and Subsidiary Guarantor in accordance with the Patriot Act, and each Borrower and Subsidiary Guarantor agrees to provide such information from time to time to any Lender.

11.19 Special Provisions Regarding Pledges of Capital Stock in, and Promissory Notes Owed by, Persons Not Organized in the U.S. or Canada. To the extent any Security Document requires or provides for the pledge of promissory notes issued by, or Capital Stock in, any Person organized under the laws of a jurisdiction outside the United States or Canada, it is acknowledged that, as of the Closing Date, no actions have been required to be taken to perfect, under local law of the jurisdiction of the Person who issued the respective promissory notes or whose Capital Stock is pledged, under the Security Documents.

The Parent Borrower hereby agrees that, following any request by the Administrative Agent or Required Lenders to do so, the Parent Borrower shall, and shall cause its Restricted Subsidiaries to, take (to the extent they may lawfully do so) such actions (including the making of any filings and the delivery of appropriate legal opinions) under the local law of any jurisdiction with respect to which such actions have not already been taken as are reasonably determined by the Administrative Agent or Required Lenders to be necessary or reasonably desirable in order to fully perfect, preserve or protect the security interests granted pursuant to the various Security Documents under the laws of such jurisdictions.

11.20 Joint and Several Liability; Postponement of Subrogation.

(a) The obligations of the U.S. Borrowers hereunder and under the other Loan Documents shall be joint and several and, as such, each U.S. Borrower shall be liable for all of the such obligations of the other U.S. Borrower under this Agreement and the other Loan Documents. The obligations of a Canadian Borrower hereunder and under the other Loan Documents shall be joint and several and, as such, each Canadian Borrower shall be liable for all of such obligations of the other Canadian Borrower under this Agreement and the other Loan Documents. To the fullest extent permitted by law the liability of each Borrower for the obligations under this Agreement and the other Loan Documents of the other applicable Borrowers with whom it has joint and several liability shall be absolute, unconditional and irrevocable, without regard to (i) the validity or enforceability of this Agreement or any other Loan Document, any of the obligations hereunder or thereunder or any other collateral security therefore or guarantee or right of offset with respect thereto at any time or from time to time held by any applicable Secured Party, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder; provided that no Borrower hereby waives any suit for breach of a contractual provision of any of the Loan Documents) which may at any time be available to or be asserted by such other applicable Borrower or any other Person against any Secured Party or (iii) any other circumstance whatsoever (with or without notice to or knowledge of such other applicable Borrower or such Borrower) which constitutes, or might be construed to constitute, an equitable or legal discharge of such other applicable Borrower for the obligations hereunder or under any other Loan Document or of such Borrower under this subsection 11.20, in bankruptcy or in any other instance.

(b) Each Borrower agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Agreement, by any payments made hereunder or otherwise, until the prior payment in full in cash of all of the obligations hereunder and under any other Loan Document, the termination or expiration of all Letters of Credit and the permanent termination of all Commitments. Any amount paid to any Borrower on account of any such subrogation rights prior to the payment in full in cash of all of the obligations hereunder and under any other Loan Document, the termination or expiration of all Letters of Credit and the permanent termination of all Commitments shall be held in trust for the benefit of the applicable Secured Parties and shall immediately be paid to the Administrative Agent or the Canadian Agent, as applicable, for the benefit of the applicable Secured Parties and credited and applied against the obligations of the applicable Borrowers, whether matured or unmatured, in such order as the Administrative Agent or the Canadian Agent, as applicable, shall elect. In furtherance of the foregoing, for so long as any obligations of the Borrowers hereunder, any Letters of Credit or any Commitments remain outstanding, each Borrower shall refrain from taking any action or commencing any proceeding against any other Borrower (or any of its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made in respect of the obligations hereunder or under any other Loan Document of such other Borrower to any Secured Party. Notwithstanding any other provision contained in this Agreement or any other Loan Document, if a

“secured creditor” (as that term is defined under the Bankruptcy and Insolvency Act (Canada)) is determined by a court of competent jurisdiction not to include a Person to whom obligations are owed on a joint or joint and several basis, then the Borrowers’ Obligations (and the obligations of their Subsidiaries), to the extent such obligations are secured, only shall be several obligations and not joint or joint and several obligations.

11.21 Language. The parties hereto confirm that it is their wish that this Agreement, as well as any other documents relating to this Agreement, including notices, schedules and authorizations, have been and shall be drawn up in the English language only. Les signataires conferment leur volonté que la présente convention, de même que tous les documents s’y rattachant, y compris tout avis, annexe et autorisation, soient rédigés en anglais seulement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date first written above.

BORROWERS:	HD SUPPLY, INC.

By:
Name:
Title:

HD SUPPLY CANADA INC.

By:
Name:
Title:

SOUTHWEST STAINLESS, L.P.

By:
Name:
Title:

HD SUPPLY ELECTRICAL, LTD.

By:
Name:
Title:

HD SUPPLY UTILITIES, LTD.~~.~~

By:
Name:
Title:

HD SUPPLY FACILITIES MAINTENANCE, LTD.

By:
Name:
Title:
HD SUPPLY PLUMBING/HVAC, LTD.

By:
Name:
Title:
HD SUPPLY CONSTRUCTION SUPPLY, LTD.

By:
Name:
Title:
HD SUPPLY WATERWORKS, LTD.

By:
Name:
Title:

AGENTS:	GE BUSINESS FINANCIAL SERVICES INC., as Administrative Agent, U.S. ABL Collateral Agent and Issuing Lender

By:
Name:
Title:
GE CANADA FINANCE HOLDING COMPANY, as Canadian Agent and Canadian Collateral Agent

By:
Name:
Title:

~~AGENTS: [ ],~~

~~as~~CO-SYNDICATION AGENTS: LEHMAN BROTHERS INC., as a Syndication Agent

By:
Name:
Title:

J.P. MORGAN SECURITIES INC., as a Syndication Agent

By:
Name:
Title:

ISSUING LENDER: CHASE BANK, N.A.,	~~[ ]~~JPMORGAN
as Issuing Lender

~~By~~:
~~Name:~~
~~Title:~~

By:
Name:
Title:

S-4